                                                                   Exhibit 10.31

                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 28, 2000 and is made by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings" and together with ICG, each a "Borrower" and collectively the "Borrowers"), the BANKS (as hereinafter defined), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A. ("Bank of America"), DEUTSCHE BANK AG NEW YORK BRANCH/CAYMAN ISLAND BRANCH ("Deutsche Bank" and together with Bank of America, each a "Co-Syndication Agent" and collectively, the "Co-Syndication Agent's") and PNC CAPITAL MARKETS, INC., as Lead Arranger (in such capacity, the "Lead Arranger").

                                   WITNESSETH:

     WHEREAS, the Borrowers, the Administrative Agent and certain Banks (the "Existing Banks") have entered into that certain Existing Agreement (as hereinafter defined) pursuant to which the Existing Banks agreed to make extensions of credit available to the Borrowers on the terms and conditions set forth therein; and

     WHEREAS, the Borrowers, the Agents, and the Banks party hereto desire to amend the Existing Agreement in certain respects more fully described hereinafter; and

     WHEREAS, pursuant to the terms of this Agreement, on the Effective Date (as hereinafter defined), (i) all loans and other obligations of the Borrowers to the Existing Lenders outstanding as of such date shall be deemed to be loans and obligations outstanding hereunder, (ii) the New Banks (as hereinafter defined) shall become parties to this Agreement, and (iii) all provisions of this Agreement not previously in effect shall become effective; and

     WHEREAS, the Borrowers and the Guarantors have requested the Banks to provide (i) a 364-day line of credit facility to the Borrowers in an aggregate principal amount not to exceed $125,000,000; and (ii) a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $125,000,000; and

     WHEREAS, the line of credit facilities and the revolving credit facilities shall be used for working capital purposes and capital expenditures, including issuance of letters of credit and for Acquisitions (as hereinafter defined), subject to the limitations set forth in Section 8.1.15 hereof; and

     WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, hereby covenant and agree that effective upon the Effective Date, the Existing Agreement is hereby amended and restated in its entirety as follows:

                                                                CREDIT AGREEMENT

                             1. CERTAIN DEFINITIONS
                                -------------------

1.1    Certain Definitions.
       -------------------

          In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                Account Control Agreement (In-Registration Company Pledged
                ----------------------------------------------------------
Securities) shall mean the Account Control Agreement (In-Registration Company
-----------
Pledged Securities) in substantially the form of Exhibit 1.1(P(2) executed and
                                                 ----------------
delivered by each of ICG, ICG Holdings and 1999 Internet Capital L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated and the Administrative Agent.

                Account Control Agreement (Private Company Pledged Securities)
                --------------------------------------------------------------
shall mean the Account Control Agreement (Private Company Pledged Securities) in substantially the form of Exhibit 1.1(P)(3) executed and delivered by each of
                          -----------------
ICG, ICG Holdings and 1999 Internet Capital L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated and the Administrative Agent.

                Account Control Agreement (Public Company Pledged Securities)
                -------------------------------------------------------------
shall mean the Account Control Agreement (Public Company Pledged Securities) in substantially the form of Exhibit 1.1(P)(4) executed and delivered by each of
                          -----------------
ICG, ICG Holdings and 1999 Internet Capital L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated and the Administrative Agent.

                Account Control Agreement (Subject to Pledge Securities) shall
                --------------------------------------------------------
mean the Account Control Agreement (Subject to Pledge Securities) in substantially the form of Exhibit 1.1(P)(5) executed and delivered by each of
                          -----------------
ICG, ICG Holdings and 1999 Internet Capital L.P., Merrill Lynch, Pierce Fenner & Smith Incorporated and the Administrative Agent.

                Acquisition Entity of any Loan Party shall mean any U.S. Person
                ------------------
with respect to whom such Loan Party has acquired an ownership interest by virtue of Acquisitions by such Loan Party permitted in accordance with the terms hereof.

                Acquisition Related Indebtedness shall mean, as to any Loan
                --------------------------------
Party, any Indebtedness created, incurred, assumed or suffered to exist in connection with, or related to, any Acquisition provided that (i) the payment of principal of and interest on any such Indebtedness, and any other obligations of any Loan Party in respect thereof, are subordinated to the prior payment in full of the Notes and all other obligations and liabilities of any such Loan Party to the Administrative Agent and the Banks hereunder on terms and conditions no less favorable to the Administrative Agent and the Banks term as set forth in Exhibit 1.1(D)(1) attached hereto and (ii) the sole recourse of any holder of any such
---------
Indebtedness is to the Securities which have been acquired in connection with any such Acquisition to the extent of any such outstanding Indebtedness and not to any assets of any Loan Party, including, without limitation, any Pledged Securities.

                                                                CREDIT AGREEMENT

                Acquisitions shall mean acquisitions of interests in Acquisition
                ------------
Entities in the ordinary course of business of any Loan Party by any purchase of any debt or equity security, including without limitation, capital stock, bonds, debentures, notes, general partnership interests, limited partnership interests, limited liability company member interests, warrants or other rights, all whether certificated or uncertificated in any Person including, but not limited to, any loans, advances or extensions of credit (other than guaranties).

                Administrative Agent shall mean PNC Bank, National Association,
                --------------------
in its capacity as administrative agent for the Banks under this Agreement and its successors in such capacity.

                Administrative Agent's Fees shall have the meaning assigned to
                ---------------------------
that term in Section 10.15.

                Administrative Agent's Letter shall have the meaning assigned to
                -----------------------------
that term in Section 10.15.

                Administrative Borrower shall have the meaning specified
                -----------------------
therefor in Section 11.6 hereof.

                Affiliate as to any Person shall mean any other Person (i) which
                ---------
directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                Agents shall mean the collective reference to the Administrative
                ------
Agent and the Co-Syndication Agents.

                Agreement shall mean this Amended and Restated Credit Agreement,
                ---------
as the same may be supplemented or amended from time to time, including all schedules and exhibits.

                Annual Statements shall have the meaning assigned to that term
                -----------------
in Section 6.1.9(i) .

                Applicable Margin shall mean 2.00% per annum.
                -----------------

                Assignment and Assumption Agreement shall mean an Assignment and
                -----------------------------------
Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Administrative Agent, as Administrative Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).
                                    --------------

                                                                CREDIT AGREEMENT

                Authorized Officer shall mean those individuals, designated by
                ------------------
written notice to the Administrative Agent from the Administrative Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Administrative Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. As of the Closing Date, such authorized officers shall be any of the Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Treasurer or Assistant Treasurer of each Loan Party.

                Banks shall mean the financial institutions named on Schedule
                -----                                                --------
1.1(B) and their respective successors and assigns as permitted hereunder, each
------
of which is referred to herein as a Bank.

                Base Rate shall mean the greater of (i) the interest rate per
                ---------
annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                Base Rate Option shall mean the option of the Borrowers to have
                ----------------
Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(i) [Base Rate Option].

                Benefit Arrangement shall mean at any time an "employee benefit
                -------------------
plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                Borrower and Borrowers shall have the meaning specified therefor
                --------     ---------
in the preamble.

                Borrowing Base shall mean, as of any date, the lesser of (a) the
                --------------
Commitments and (b) a dollar amount equal to the sum of

                (i) the lesser of (x) twenty-five percent (25%) of the aggregate dollar value of the Qualified Public Company Unrestricted Securities or (y) the Minimum Margin Value (as hereinafter defined), not to exceed $100,000,000 per Acquisition Entity;

                (ii) fifteen percent (15%) of the aggregate dollar value of the Qualified Public Company Restricted Securities, not to exceed $50,000,000 per Acquisition Entity;

                (iii) twelve and one-half percent (12.5%) of the aggregate cost basis of Qualified In-Registration Company Securities, not to exceed $25,000,000 per Acquisition Entity and $50,000,000 in the aggregate;

                (iv) ten percent (10%) of the aggregate cost basis of Qualified Private Company Restricted Securities, not to exceed $50,000,000 in the aggregate; and

                                                                CREDIT AGREEMENT

                (v) five percent (5%) of the aggregate cost basis of Subject to Pledge Private Company Restricted Securities, not to exceed $5,000,000 per Acquisition Entity and $20,000,000 in the aggregate;

provided, however, that, notwithstanding anything to the contrary contained
--------  -------
herein (A) in no event shall any advance made hereunder based on the aggregate dollar value of Qualified Public Company Restricted Securities or the aggregate dollar value of Qualified Public Company Unrestricted Securities in accordance with clauses (i) and (ii) above, as the case may be, exceed the lesser of (x) the then "maximum loan value" (as such term is defined in Regulation U) for margin stock applicable thereto pursuant to Regulation U or (y) any ordinary and customary maintenance requirements (the "Regulation T Requirements") with respect to margin loans imposed by the New York or American Stock Exchange or any applicable brokerage firm (the "Minimum Margin Value"); provided, further,
                                                            --------  -------
that, notwithstanding any such Regulation T Requirements, in no event shall the percentage applicable under clause (i) above be less than fifteen percent (15%) of the aggregate dollar value of such Qualified Public Company Unrestricted Securities, (B) in determining the aggregate dollar value of Qualified Public Company Unrestricted Securities and Qualified Public Company Restricted Securities calculated in accordance with clauses (i) and (ii) above which are owned by 1999 Internet Capital L.P., such dollar value shall be multiplied by a number equal to 1.00 minus the aggregate Profit Percentage, (C) at least twenty-five percent (25%) of the Borrowing Base availability shall be attributable to clause (i) above and (D) when determining the Borrowing Base hereunder (x) no credit shall be given for any Pledged Collateral which is subject to a Securities Monetization and (y) in no event shall any advance be made hereunder based on the value of Securities acquired with Acquisition Related Indebtedness which exceeds the amount then paid by or on behalf of the applicable Loan Party pursuant to the subordinated note or other evidence of indebtedness evidencing any such Acquisition Related Indebtedness.

                The value of Public Company Restricted Securities and Public Company Unrestricted Securities as of a particular date shall be determined using the closing market value on the last trading day immediately prior the date of such determination as reported on a recognized national securities exchange or by the Nasdaq National or small-cap market, or on the over-the-counter market, all as of the close of the last previous trading day.

                For purposes of this definition, "cost basis" of Private Company Restricted Securities, In-Registration Company Securities and Subject to Pledge Private Company Restricted Securities, as the case may be, shall mean the sum of the aggregate amount of Cash, Cash Equivalents, and the securities (including the principal amount of any Subordinated Debt) of any Borrower or any Acquisition Entity (subject to the limitations set forth in Section 8.2.8 [Affiliate Transactions]) invested by the Borrowers in any Private Company Restricted Securities, any In-Registration Company Securities or Subject to Pledge Private Company Restricted Securities, as the case may be.

                Borrowing Base Availability shall mean the unused portion of the
                ---------------------------
Borrowing Base at the date of determination as calculated by the most recent Borrowing Base Certificate.

                                                                CREDIT AGREEMENT

                Borrowing Base Certificate shall mean the Borrowing Base
                --------------------------
Certificate given by the Borrowers to the Banks on the Closing Date and from time to time pursuant to Section 8.3.4 [Borrowing Base Certificate] in the form of Exhibit 1.1(B).
   --------------

                Borrowing Date shall mean, with respect to any Loan, the date
                --------------
for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                Borrowing Tranche shall mean specified portions of Loans
                -----------------
outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrowers and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                Broker shall mean Merrill Lynch, Pierce, Fenner & Smith
                ------
Incorporated in its capacity as Broker under the Security Agreement (Special Collateral Account).

                Business Day shall mean any day other than a Saturday or Sunday
                ------------
or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania, New York, New York or San Francisco, California and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                Capitalized Lease shall mean, as applied to any Person, any
                -----------------
lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                Cash shall be defined according to GAAP.
                ----

                Cash Equivalents: (a) securities with maturities of 365 days or
                ----------------
less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 365 days or less from the date of acquisition and overnight bank deposits of any Bank or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Bank or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard & Poor's or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within
                                  -------
270 days after the day of acquisition, (e) securities with maturities of 365 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor's or A by Moody's, (f) securities with maturities of 365 days or less from the date of acquisition backed by standby letters of credit issued by any Bank or any commercial bank satisfying the requirements of clause (b) of this

                                                                CREDIT AGREEMENT

definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                Certificates shall have the meaning specified in clause (3) of
                ------------
the definition of Qualified In-Registration Company Securities.

                Closing Date shall mean March 28, 2000 or, if all the conditions
                ------------
specified in Section 7 have not been satisfied or waived by such date, not later than April 3, 2000, as designated by the Borrower by at least two (2) Business Days' advance notice to the Administrative Agent at its Principal Office, or such other date as the parties agree. The closing shall take place at 10:00 a.m., Eastern time, on the Closing Date at the offices of Buchanan Ingersoll, Eleven Penn Center, 14th Floor, 1835 Market Street, Philadelphia, Pennsylvania 19103-2985 or at such other time and place as the parties agree.

                Co-Syndication Agents shall have the meaning specified therefor
                ---------------------
in the preamble hereto.

                Collateral shall mean the Pledged Collateral, the UCC Collateral
                ----------
and the Intellectual Property Collateral.

                Collateral Assignment of Contract Rights shall mean the Amended
                ----------------------------------------
and Restated Collateral Assignment of Contract Rights in substantially the form of Exhibit 7.1.6 executed and delivered by ICG, ICG Holdings and 1999 Internet
   -------------
Capital L.P. to the Administrative Agent for the benefit of the Banks.

                Commitment shall mean as to any Bank the aggregate of its Line
                ----------
of Credit Commitment and its Revolving Credit Commitment, and Commitments shall
                                                              -----------
mean the aggregate of the Line of Credit Commitments and the Revolving Credit Commitments of all of the Banks.

                Consents shall have the meaning specified in clause (2) of the
                --------
definition of Qualified In-Registration Company Securities.

                Consolidated Tangible Net Worth shall mean as of any date of
                -------------------------------
determination total stockholders' equity plus minority interests in net assets of any Subsidiaries less intangible assets of the Borrowers and their respective Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful
                -----------------------------                -
money of the United States of America.

                Drawing Date shall have the meaning assigned to that term in
                ------------
Section 2.8.3.2 [Disbursements, Reimbursements].

                Environmental Law shall have the meaning set forth in Section
                -----------------
6.1.24.

                Environmental Permits shall have the meaning set forth in
                ---------------------
Section 6.1.24 [Environmental Matters].

                                                                CREDIT AGREEMENT

                ERISA shall mean the Employee Retirement Income Security Act of
                -----
1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                ERISA Group shall mean, at any time, the Borrower and all
                -----------
members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                Euro-Rate shall mean, with respect to the Loans comprising any
                ---------
Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual and customary procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association ("BBA") as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                               Average of London interbank offered rates quoted
                               by BBA or appropriate successor as shown on
         Euro-Rate =           Dow Jones Markets Service display page 3750
                               -------------------------------------------
                               1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                Euro-Rate Option shall mean the option of the Borrower to have
                ----------------
either Line of Credit Loans or Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section [Interest Rate Options].

                Euro-Rate Reserve Percentage shall mean as of any day the
                ----------------------------
maximum percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities").

                                                                CREDIT AGREEMENT

                Event of Default shall mean any of the events described in
                ----------------
Section Error! Reference source not found. [Events of Default] and referred to therein as an "Event of Default."

                Existing Agreement shall mean the Credit Agreement, dated as of
                ------------------
April 30, 1999, among the ICG, ICG Operations, the Banks as defined therein and PNC Bank, National Association, in its capacity as Agent for the Banks thereunder, as amended by that certain Amendment No.1, dated as of October 27, 1999, Amendment No. 2, dated as of November 22, 1999, Amended and Restated Amendment No. 2, dated as of December 10, 1999 and Amendment No.3, dated as of February 25, 2000, each by and among ICG, ICG Operations, the Banks thereunder and the Agent thereunder.

                Existing Banks shall have the meaning ascribed to such term in
                --------------
the recitals to this Agreement.

                Existing Letters of Credit shall mean each of the unexpired
                --------------------------
letters of credit issued on behalf of any Borrower by PNC Bank or any issuing bank outstanding on the Closing Date, as set forth on Schedule 2.9 hereto.
                                                      ------------

                Expiration Date shall mean, with respect to the Line of Credit
                ---------------
Commitments, the Line of Credit Expiration Date, and with respect to the Revolving Credit Commitments, the Revolving Credit Expiration Date.

                Federal Funds Effective Rate for any day shall mean the rate per
                ----------------------------
annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                GAAP shall mean generally accepted accounting principles as are
                ----
in effect from time to time in the United States, subject to the provisions of Section Error! Reference source not found. [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

                Governmental Acts shall have the meaning assigned to that term
                -----------------
in Section 2.8.8 [Indemnity].

                Guarantor shall mean at any time each of the Significant
                ---------
Subsidiaries of the Borrowers.

                Guarantor Joinder shall mean a joinder by a Person as a
                -----------------
Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).
                         -----------------

                                                                CREDIT AGREEMENT

                Guaranty Agreement shall mean the Guaranty and Suretyship
                ------------------
Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors to the Administrative Agent for the benefit of the Banks.

                Guaranty of any Person shall mean any obligation of such Person
                --------
guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                Hazardous Substances shall have the meaning set forth in Section
                --------------------
6.1.24 [Environmental Matters].

                Historical Statements shall have the meaning assigned to that
                ---------------------
term in Section 6.1.9(i) [Financial Statements].

                ICG Operations shall mean Internet Capital Group Operations,
                --------------
Inc., a Delaware corporation and its successors.

                ICG Shares shall have the meaning assigned to that term in
                ----------
Section 6.1.2.

                Indebtedness shall mean, as to any Person at any time, any and
                ------------
all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) any other transaction (including forward sale or purchase agreements, Capitalized Leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), (v) any Guaranty of Indebtedness for borrowed money, (vi) any other indebtedness evidenced by a note, bond, debenture or similar instrument that, in conformity with GAAP, is accounted for as debt on the balance sheet of that Person or (vii) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

                In-Registration Companies shall mean Acquisition Entities for
                -------------------------
which an S-1 Registration Statement or any successor form thereto has been filed with the Securities and Exchange Commission under the Securities Act.

                In-Registration Company Securities shall mean Securities
                ----------------------------------
consisting of securities issued by one or more corporations but only so long as such Securities are (i) subject to a registration statement filed with the Securities and Exchange Commission on Form S-1 (or any successor form thereto) under the Securities Act, but only to the extent that such Registration Statement has not be declared effective by the Securities and Exchange Commission, and

                                                                CREDIT AGREEMENT

(ii) Restricted Securities. The Borrower shall promptly upon acquisition or sale of such securities; and in any event no later than the date required for delivery of the next Borrowing Base required to be delivered after any such acquisition or sale in accordance Section 8.3.4 [Borrowing Base Certificate] hereof, amend such list of In-Registration Company Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Administrative Agent.

     Insolvency Proceeding shall mean, with respect to any Person, (a) a case,
     ---------------------
action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

     Intellectual Property Collateral shall mean all of the property described
     --------------------------------
in the Patent, Trademark and Copyright Assignment.

     Intercompany Subordination Agreement shall mean an Amended and Restated
     ------------------------------------
Subordination Agreement by each of ICG, ICG Holdings and 1999 Internet Capital L.P. for the benefit of the Administrative Agent in the form attached hereto as
Exhibit 1.1(I).

     Interest Period shall mean the period of time selected by the
     ---------------
Administrative Borrower in connection with (and to apply to) any election permitted hereunder by the Administrative Borrower to have Line of Credit Loans or Revolving Credit Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next immediately preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

     Interest Rate Option shall mean any Euro-Rate Option or Base Rate Option.
     --------------------

     Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the
     ---------------------
same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                                                                CREDIT AGREEMENT

     Internet Capital Group Operations, Inc. shall mean Internet Capital Group
     ---------------------------------------
Operations, Inc., a Delaware corporation and its successors.

     Labor Contracts shall mean all employment agreements, employment contracts,
     ---------------
collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

     Law shall mean any law (including common law), constitution, statute,
     ---
treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

     Lead Arranger shall mean PNC Capital Markets, Inc. in its capacity as lead
     -------------
arranger for the Banks under this Agreement and its successors in such capacity.

     Letter of Credit shall have the meaning assigned to that term in Section
     ----------------
2.8.1 [Issuance of Letters of Credit].

     Letter of Credit Borrowing shall have the meaning assigned to that term in
     --------------------------
Section 2.8.3.4 [Disbursements, Reimbursement].

     Letter of Credit Fee shall have the meaning assigned to that term in
     --------------------
Section 2.8.2 [Letter of Credit Fees].

     Letter of Credit Outstandings shall mean at any time the sum of (i) the
     -----------------------------
aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

     Lien shall mean any mortgage, pledge, hypothecation, assignment, deposit
     ----
arrangement, encumbrance, lien (statutory or other), other charge or security interest; or any preference, priority or other agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Capitalized Lease having substantially the same economic effect as any of the foregoing) and in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

     Line of Credit Commitment shall mean, as to any Bank at any time, the
     -------------------------
amount initially set forth opposite its name on Schedule 1.1(B) in the column
                                                ---------------
labeled "Amount of Commitment for Line of Credit Loans," and thereafter on
Schedule I to the most recent Assignment and Assumption Agreement, and Line of Credit Commitments shall mean the aggregate Line of Credit Commitments of all
                                            --------------------------
the Banks.

     Line of Credit Commitment Fee shall have the meaning assigned to that term
     -----------------------------
in Section 3.3 [Commitment Fees].

     Line of Credit Expiration Date shall mean with respect to the Line of
     ------------------------------
Credit Commitments, March 30, 2001.

                                                                CREDIT AGREEMENT

     Line of Credit Facility Fee shall mean the fees referred to in Section 3.4
     ---------------------------
[Line of Credit Closing Fees].

     Line of Credit Loan Request shall have the meaning given to such term in
     ---------------------------
Section 2.5.

     Line of Credit Loans shall mean collectively and Line of Credit Loan shall
     --------------------                             -------------------
mean separately all Line of Credit Loans or any Line of Credit Loan made by the Banks or one of the Banks to the Borrowers pursuant to Section 3.1 [Line of Credit Commitments].

     Line of Credit Notes shall mean collectively and Line of Credit Note shall
     --------------------                             -------------------
mean separately all Line of Credit Notes of the Borrowers in the form of Exhibit
                                                                         -------
1.1(L) evidencing the Line of Credit Loan, together with all amendments,
------
extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

     Loan Documents shall mean this Agreement, the Administrative Agent's
     --------------
Letter, the Intercompany Subordination Agreement, the Notes, the Patent, Trademark and Copyright Assignment, the Security Agreement, the Security Agreement (Special Collateral Account), the Pledge Agreement, the Collateral Assignment of Contract Rights, the Account Control Agreement (In-Registration Company Pledged Securities, the Account Control Agreement (Private Company Pledged Securities), the Account Control Agreement (Public Company Pledged Securities), the Account Control Agreement (Subject to Pledge Securities) and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.
               -------------

     Loan Parties shall mean the Borrowers and the Guarantors.
     ------------

     Loans shall mean collectively all Line of Credit Loans and all Revolving
     -----
Credit Loans and Loan shall mean separately any Line of Credit Loan and any Revolving Credit Loan.

     Material Adverse Change means a material adverse effect on (a) the validity
     -----------------------
or enforceability of this Agreement or any other Loan Document, (b) the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Loan Parties taken as a whole, (c) the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their Indebtedness, or (d) the ability of the Administrative Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

     Material Contracts means, with respect to any Loan Party, any contract,
     ------------------
document, instrument or other agreement entered into by such Loan Party or any Subsidiary of such Loan Party relating to the Acquisition of and rights to transfer or dispose of any securities evidencing any Pledged Collateral.

                                                                CREDIT AGREEMENT

     Minimum Margin Value shall have the meaning ascribed thereto in the
     --------------
definition Borrowing Base.

     Month, with respect to an Interest Period under the Euro-Rate Option, shall
     -----
mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

     Multiemployer Plan shall mean any Plan which is a "multiemployer plan"
     ------------------
within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

     Multiple Employer Plan shall mean a Plan which has two or more contributing
     ----------------------
sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

     New Banks shall have the meaning assigned to that term in Section 11.21.
     ---------

     1999 Internet Capital L.P. shall mean 1999 Internet Capital L.P., a
     --------------------------
Delaware limited partnership and its successors.

     Notes shall mean the Line of Credit Notes and the Revolving Credit Notes.
     -----

     Notices shall have the meaning assigned to that term in Section Error!
     -------
Reference source not found. [Notices].

     Obligation shall mean any obligation or liability of any of the Loan
     ----------
Parties to the Administrative Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Administrative Agent's Letter or any other Loan Document.

     Official Body shall mean any national, federal, state, local or other
     -------------
government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     Participation Advance shall mean, with respect to any Bank, such Bank's
     ---------------------
payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.8.3.4 [Disbursements, Reimbursement].

     Patent, Trademark and Copyright Assignment shall mean the Amended and
     ------------------------------------------
Restated Patent, Trademark and Copyright Security Agreement in substantially the form of

Exhibit 1.1(P)(1) executed and delivered by ICG, ICG Holdings and 1999 Internet
-----------------
Capital L.P. to the Administrative Agent for the benefit of the Banks.

     PBGC shall mean the Pension Benefit Guaranty Corporation established
     ----
pursuant to Subtitle A of Title IV of ERISA or any successor.

     Permitted Investments shall mean:
     ---------------------

          (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

          (ii) commercial paper maturing in 270 days or less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

          (iii) demand deposits, time deposits or certificates of deposit maturing within one year from the date of acquisition issued or guaranteed by or placed with, and money market deposit accounts issued or offered by: a) any Bank, b) any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500,000,000, c) any branch located in the United States of America of a commercial bank organized under the laws of the United Kingdom, Canada or Japan having combined capital, surplus and undivided profits (less any undivided losses) of not less than $500,000,000, or d) any domestic commercial bank the deposits of which are guaranteed by the Federal Deposit Insurance Corporation, provided that (A) the full amount of the deposits of the Person making such Permitted Investment are so guaranteed and (B) the aggregate amount of all Permitted Investments under this clause (d) does not exceed $5,000,000; and

          (iv) fully collateralized repurchase agreements with a term of not more than 30 days for underlying securities of the type described in paragraphs
(i) and (ii) of this definition, entered into with any institution meeting the qualifications specified in subclauses (a) through (c) of clause (iii) of this definition; and

          (v) other money market marketable securities, including, without limitation, municipal auction preferred and money market preferred securities, in each case maturing in 270 days or less and rated not lower than A-1 by Standard and Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition, provided, that (i) Permitted Investments shall in no event include non-listed partnership interests, annuities and life insurance contracts, precious metals, loan receivables, note receivables, bridge loans and similar items and (ii) in the case of clauses (i) through (v) hereof, such obligations are payable in Dollars.

     Permitted Liens shall mean:
     ---------------

          (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that
                                                              --------
adequate reserves with respect thereto are maintained on the books of such Borrower and its respective Subsidiaries, as the case may be, in conformity with GAAP;

          (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

          (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default except where contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of such Borrower and its respective Subsidiaries, as the case may be, in conformity with GAAP;

          (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

          (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

          (vi) Liens and security interests in favor of the Administrative Agent for the benefit of the Banks;

          (vii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not
   ---------------  --------
hereafter increased, and no additional assets become subject to such Lien;

          (viii) Purchase Money Security Interests, provided that the aggregate
                                                    --------
amount of loans and deferred payments secured by such Purchase Money Security Interests shall not, together with Capital Leases, exceed $25,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P));
                   ---------------

          (ix) Claims or Liens upon, and defects of title to, real or personal property other than the Collateral, including any attachment of real or personal property or other legal process prior to adjudication of a dispute on the merits;

          (x) Liens not otherwise permitted hereunder which secure Indebtedness permitted under Section 8.2.1 (vi) not exceeding, as to the Loan Parties and any of their respective Subsidiaries taken together, $25,000,000 in aggregate amount at any time outstanding; and

          (xi) Liens not otherwise permitted hereunder which secure Indebtedness permitted under Section 8.2.1(viii).

     Person shall mean any individual, corporation, partnership, limited
     ------
liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

     Plan shall have the meaning set forth in Section 6.1.22 [Plans and Benefit
     ----
Arrangements].

     Pledge Agreement shall mean that certain Amended and Restated Pledge
     ----------------
Agreement substantially in the form of Exhibit 1.1(M) executed and delivered by
                                       --------------
ICG, ICG Holdings and 1999 Internet Capital L.P. to the Administrative Agent for the benefit of the Banks.

     Pledged Collateral shall mean the Pledged Securities in which security
     ------------------
interests are to be granted under the Security Agreement (Special Collateral Account) or under the Pledge Agreement.

     Pledged In-Registration Company Securities shall mean In-Registration
     ------------------------------------------
Company Securities which have been pledged to the Pledgee pursuant to the Security Agreement (Special Collateral Account). The initial list of the issuers of Pledged In-Registration Company Securities is set forth on Schedule 1.1(A-1) attached hereto. The Administrative Borrower shall promptly upon acquisition or sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base Certificate required to be delivered after any such acquisition or sale in accordance with Section 8.3.4 [Borrowing Base Certificate] hereof, amend such list of Pledged In-Registration Company Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Administrative Agent.

     Pledged Limited Liability Company Interest shall have the meaning assigned
     ------------------------------------------
thereto in the Pledge Agreement.

     Pledged Partnership Interests shall have the meaning assigned thereto in
     -----------------------------
the Pledge Agreement.

     Pledged Private Company Restricted Securities shall mean Private Company
     ---------------------------------------------
Restricted Securities pledged to the Pledgee pursuant to the Security Agreement (Special Collateral Account). The initial list of the issuers of the Pledged Private Company Restricted Securities is set forth on Schedule 1.1(A-2) attached hereto. The Administrative Borrower shall promptly upon sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base Certificate required to be delivered after any such sale in accordance with Section 8.3.4 [Borrowing Base Certificate] hereof, amend such list of Pledged Private Company Restricted Securities from time to time to reflect any such sale of any such securities by giving written notice of such amendment to the Administrative Agent.

     Pledged Securities shall mean all Public Company Restricted Securities, all
     ------------------
Public Company Unrestricted Securities, all Pledged In-Registration Company Securities, all Pledged Private Company Restricted Securities, all Pledged Limited Liability Company Interests and all Pledged Partnership Interests, each of which have been pledged to the Administrative Agent for the benefit of the Banks pursuant to the Security Agreement (Special Collateral Account) or pursuant to the Pledge Agreement, as the case may be.

     Pledgor shall mean at any time each Borrower and each of the Significant
     -------
Subsidiaries of the Borrowers, other than ICG Operations.

     PNC Bank shall mean PNC Bank, National Association, its successors and
     --------
assigns.

     Potential Default shall mean any event, act or condition specified in
     -----------------
Section 9.1 [Event of Default], whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition, has been satisfied.

     Powers shall have the meaning specified in clause (3) of the definition of
     ------
Qualified In-Registration Company Securities.

     Principal Office shall mean the main banking office of the Administrative
     ----------------
Agent in Pittsburgh, Pennsylvania.

     Prior Security Interest shall mean a valid and enforceable perfected
     -----------------------
first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or Purchase Money Security Interests and Capitalized Leases as permitted hereunder.

     Private Company Restricted Securities shall mean Securities which are (a)
     -------------------------------------
issued by one or more corporations which do not have a class of securities listed on a recognized national securities exchange, on the Nasdaq National market or small-cap market or on the over-the-counter market and are (b) Restricted Securities.

     Profit Percentage has the meaning specified in Section 6.2 of that certain
     -----------------
Agreement of Limited Partnership, effective as of March 1, 2000 (the "Partnership Agreement"), among ICG Holdings and the persons and/or entities identified on Exhibit I attached thereto as Limited Partners, and such other persons as shall, from time to time, become limited partners as provided therein and which aggregate Profit Percentage, whether or not the interests of any limited partner have vested in accordance with the terms of the Partnership Agreement, shall initially be twelve percent (12%), such Profit Percentage to be increased or decreased pursuant to Section 7.6 or Section 9.5 of the Partnership Agreement, in each case as certified by the Borrowers in the then applicable Borrowing Base Certificate.

                                                                CREDIT AGREEMENT

     Prohibited Transaction shall mean any prohibited transaction as defined in
     ----------------------
Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

     Property shall mean all real property, both owned and leased, of any Loan
     --------
Party or Subsidiary of a Loan Party.

     Public Company Restricted Securities shall mean Pledged Securities
     ------------------------------------
consisting of securities issued by one or more corporations but only as long as
(A) such class of securities is listed on a recognized national securities exchange, on the Nasdaq National market or small-cap market or on the over-the-counter market and (B) such securities are Restricted Securities. The initial list of the issuers of Public Company Restricted Securities is set forth on Schedule 1.1(A-3) attached hereto. Each Loan Party shall promptly upon acquisition or sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base required to be delivered after any such acquisition or sale in accordance with the Section 8.3.4 [Borrowing Base Certificate] hereof, amend such list of Public Company Restricted Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Administrative Agent.

     Public Company Unrestricted Securities shall mean Pledged Securities
     --------------------------------------
consisting of securities issued by one or more corporations but only as long as
(A) such class of securities is listed on a recognized national securities exchange, on the Nasdaq National market or small-cap market or on the over-the-counter market and (B) such securities are not Restricted Securities. The initial list of the issuers of Public Company Unrestricted Securities is set forth on Schedule 1.1(A-4) attached hereto. Each Loan Party shall promptly upon acquisition or sale of such securities, and in any event no later than the date required for delivery of the next Borrowing Base Certificate required to be delivered after any such acquisition or sale in accordance with Section 8.3.4 [Borrowing Base Certificate] hereof, amend such list of Public Company Unrestricted Securities from time to time to reflect any such acquisition or sale of any such securities by giving written notice of such amendment to the Administrative Agent.

     Purchase Money Security Interest shall mean Liens upon tangible personal
     --------------------------------
property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property not exceeding the value of such property.

     Purchasing Bank shall mean a Bank which becomes a party to this Agreement
     ---------------
by executing an Assignment and Assumption Agreement.

     Qualified In-Registration Company Securities shall mean, for the purposes
     --------------------------------------------
of determining the Borrowing Base, any Pledged In-Registration Company Securities that have met all of the following minimum requirements:

     (1) all Material Contracts required to be delivered in accordance with the terms of Section 8.1.17 [Delivery of Material Contracts] shall have been delivered to the Administrative Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 6.1.20 shall be
                       ---------------

                                                                CREDIT AGREEMENT

deemed to have been automatically, and without further act, updated to reflect the delivery of any such Material Contracts;

     (2) all consents to the pledge of such Acquisition Entity's securities and assignment of applicable contract rights to the Administrative Agent, including, without limitation, any applicable consents from such Acquisition Entity, any applicable consents from founders or shareholders of such Acquisition Entity and any other Persons from whom consent needs to be obtained in order to have an effective pledge and assignment of the Collateral to the Administrative Agent in accordance with the terms hereof and the other Loan Documents (collectively, the "Consents") required to have been executed and delivered in accordance with the terms of Section 8.1.18 [Delivery of Consents] shall have been executed and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent; and

     (3) all original certificates evidencing ownership of such Acquisition Entity's securities and notes or other debt instruments evidencing any Borrower's Acquisition in such Acquisition Entity (collectively, the "Certificates"), together with executed and undated stock powers and warrant powers (collectively, the "Powers"), required to have been delivered in accordance with the terms of Section 8.1.19 [Delivery of Certificates and Powers] shall have been delivered to the Broker.

     Qualified Private Company Restricted Securities shall mean, for purposes of
     -----------------------------------------------
determining the Borrowing Base, any Pledged Private Company Restricted Securities that have met all of the following minimum requirements:

     (1) all Material Contracts required to be delivered in accordance with the terms of Section 8.1.17 [Delivery of Material Contracts] shall have been delivered to the Administrative Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 6.1.20 shall be deemed to have been
                       ---------------
automatically, and without further act, updated to reflect the delivery of any such Material Contracts;

     (2) all Consents required to have been executed and delivered in accordance with the terms of Section 8.1.18 [Delivery of Consents] shall have been executed and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent; and

     (3) all Certificates and Powers required to have been executed and delivered in accordance with the terms of Section 8.1.19 shall have been delivered to the Broker.

     Qualified Public Company Restricted Securities shall mean, for purposes of
     ----------------------------------------------
the determining the Borrowing Base, Public Company Restricted Securities that have met all of the following minimum requirements:

     (1) all Material Contracts required to be delivered in accordance with the terms of Section 8.1.17 [Delivery of Material Contracts] shall have been delivered to the Administrative Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 6.1.20 shall be
                       ---------------

                                                                CREDIT AGREEMENT

deemed to have been automatically, and without further act, updated to reflect the delivery of any such Material Contracts;

     (2) all Consents required to have been executed and delivered in accordance with the terms of Section 8.1.18 [Delivery of Consents] shall have been executed and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent; and

     (3) all Certificates and Powers required to have been executed and delivered in accordance with the terms of Section 8.1.19 [Delivery of Certificates and Powers] hereof shall have been executed and delivered to the Broker.

     Qualified Public Company Unrestricted Securities shall mean, for purposes
     ------------------------------------------------
of determining the Borrowing Base, any Public Company Unrestricted Securities that have met all of the following minimum requirements:

     (1) all Material Contracts required to have been executed and delivered in accordance with Section 8.1.17 [Delivery of Material Contracts] hereof shall have been delivered to the Administrative Agent. Notwithstanding anything to the contrary contained herein, upon delivery of any such Material Contracts in accordance with the terms hereof, Schedule 6.1.20 shall be deemed to have been
                                  ---------------
automatically and without further act, updated to reflect the delivery of any such Material Contracts;

     (2) all Consents required to have been executed and delivered in accordance with Section 8.1.18 [Delivery of Consents] hereof shall have been executed and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent; and

     (3) all Certificates and Powers required to have been executed and delivered in accordance with the terms of Section 8.1.19 [Delivery of Certificates and Powers] hereof shall have been executed and delivered to the Broker.

     Ratable Share shall mean the proportion that a Bank's Commitment bears to
     -------------
the Commitments of all of the Banks.

     Regulation U shall mean Regulation U as promulgated by the Board of
     ------------
Governors of the Federal Reserve System, as amended from time to time.

     Reimbursement Obligation shall have the meaning assigned to such term in
     ------------------------
Section 2.8.3.2 [Disbursements, Reimbursements].

     Reportable Event shall mean a reportable event described in Section 4043 of
     ----------------
ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan.

                                                                CREDIT AGREEMENT

     Required Banks shall mean
     --------------

     (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 51% of the Commitments of all of the Banks, or

     (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations, Letter of Credit Borrowings (net of all Participation Advances) and Participation Advances of such Banks then outstanding aggregates to at least 51% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

     Restricted Securities shall mean securities now or hereafter owned by a
     ---------------------
Loan Party which Loan Party is, or Administrative Agent or any Bank if acquired from a Loan Party as pledgor would be, prohibited under applicable federal or state law or regulation, or pursuant to private contract, including any underwriters' lock-up agreement, from publicly offering or selling such securities in open market transactions throughout the United States. For this purpose securities that may lawfully be sold pursuant to Rule 144 of the Securities Act, subject only to volume limitations set forth in Rule 144(e) are not "Restricted Securities" solely by reason of such volume limitations.

     Revolving Credit Commitment shall mean, as to any Bank at any time, the
     ---------------------------
amount initially set forth opposite its name on Schedule 1.1(B) in the column
                                                ---------------
labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on
Schedule I to the most recent Assignment and Assumption Agreement, and Revolving
                                                                       ---------
Credit Commitments shall mean the aggregate Revolving Credit Commitments of all
------------------
of the Banks.

     Revolving Credit Commitment Fee shall have the meaning assigned to that
     ---------------------------
term in Section 2.3 [Commitment Fee].

     Revolving Credit Expiration Date shall mean with respect to the Revolving
     --------------------------------
Credit Commitments, March 29, 2002.

     Revolving Credit Facility Fees shall mean the fees referred to in Section
     ------------------------------
2.4 [Revolving Credit Closing Fee].

     Revolving Credit Loan Request shall have the meaning given to such term in
     -----------------------------
Section 2.5 [Revolving Credit Loan Requests].

     Revolving Credit Loans shall mean collectively and Revolving Credit Loan
     ----------------------
shall mean separately all Revolving Credit Loans or any Revolving Credit Loan
                                                        ---------------------
made by the Banks or one of the Banks to the Borrowers pursuant to Section 2.1 [Revolving Credit Commitments] or 2.8.3.

     Revolving Credit Notes shall mean collectively and Revolving Credit Note
     ----------------------                             ---------------------
shall mean separately all the Revolving Credit Notes of the Borrowers in the form of

                                                                CREDIT AGREEMENT


Exhibit 1.1 (R) evidencing the Revolving Credit Loans together with all
---------------
amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

     Revolving Facility Usage shall mean at any time the sum of the aggregate of
     ------------------------
the Revolving Credit Loans and the Letters of Credit Outstanding.

     Securities shall mean any note, stock, treasury stock, bond, debenture,
     ----------
evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, any limited partnership interest or limited liability company interest (in each case whether certificated or uncertificated), investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

     Securities Act shall mean the Securities Act of 1933, as amended.
     --------------

     Securities Exchange Act shall mean the Securities Exchange Act of 1934, as
     -----------------------
amended.

     Securities Monetization shall have the meaning set forth in Section
     -----------------------
8.2.1(viii).

     Security Agreement shall mean the Amended and Restated Security Agreement
     ------------------
in substantially the form of Exhibit 1.1 (S) executed and delivered by each of
                             ---------------
the Loan Parties to the Administrative Agent for the benefit of the Banks.

     Security Agreement (Special Collateral Account) shall mean each Security
     ----------------------------------------------
Agreement (Special Collateral Account) in substantially the form of Exhibit
                                                                    -------
1.1(U)(1) executed and delivered by ICG, ICG Holdings and 1999 Internet Capital
---------
L.P. to the Administrative Agent for the benefit of the Banks.

     Security Agreement Joinder shall mean a joinder by a Person as a Pledgor
     --------------------------
under this Agreement, the Security Agreement (Special Collateral Account) and the other Loan Documents in the form of Exhibit 1.1(U)(2).
                                        -----------------

     Senior Indebtedness shall have the meaning set forth in Exhibit 1.1(D)(1).
     -------------------                                     -----------------

     Significant Subsidiaries shall mean any direct or indirect Subsidiary of
     ------------------------
the Borrower (other than ICG Holdings, Inc.) which owns any, all or any portion of the Pledged Collateral and in any event shall at all times include ICG Operations and 1999 Internet Capital L.P.

                                                                CREDIT AGREEMENT


     Solvent shall mean, with respect to any Person on a particular date, that
     -------
on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     Standard & Poor's shall mean Standard & Poor's Ratings Services, a division
     -----------------
of The McGraw-Hill Companies, Inc.

     Standby Letter of Credit shall mean a Letter of Credit issued to support
     ------------------------
obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and capital expenditures of the Loan Parties incurred in the ordinary course of business.

     Subject to Pledge Private Company Restricted Securities shall mean Private
     -------------------------------------------------------
Company Restricted Securities which have been acquired by any Loan Party after December 31, 1999 and not pledged to the Pledgee pursuant to a Security Agreement (Special Collateral Account).

     Subordinated Debt shall mean any unsecured Indebtedness of a Borrower,
     -----------------
including any Subordinated Loans, no part of the principal of which is stated to be payable or is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to April 3, 2003, and the payment of the principal of and interest on which and other obligations of any Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all other obligations and liabilities of such Borrower to the Administrative Agent and the Banks hereunder on terms and conditions substantially no less favorable to the Administrative Agent and the Banks than as set forth in Exhibit
                                                                         -------
1.1(D)(1) attached hereto.
---------

     Subordinated Lender shall mean any Person who makes a loan to any Loan
     -------------------
Party to the extent such loan constitutes Subordinated Debt hereunder, together with such Person's successors and assigns.

     Subordinated Loan Documents shall mean (a) any and all instruments,
     ---------------------------
certificates or documents delivered or contemplated to be delivered in connection with any Subordinated Debt and (b) any notes evidencing the Subordinated Debt and all other instruments, certificates or documents delivered or contemplated to be delivered thereunder or in connection

                                                                CREDIT AGREEMENT


therewith, as the same may be supplemented or amended from time to time in accordance herewith.

     Subordinated Loans shall mean subordinated loans made by the Subordinated
     ------------------
Lender(s) to ICG or any Loan Party pursuant to the Subordinated Loan Documents.

     Subsidiary of any Person at any time shall mean (i) any corporation or
     ----------
trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries,
(iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled or capable of being controlled by such Person or one or more of such Person's Subsidiaries. Notwithstanding anything to the contrary, for purposes of this Agreement and the other Loan Documents, the term "Subsidiary" shall not include any Acquisition Entity.

     Subsidiary Shares shall have the meaning assigned to that term in Section
     -----------------
6.1.3 [Subsidiaries].

     Transferor Bank shall mean the selling Bank pursuant to an Assignment and
     ---------------
Assumption Agreement.

     UCC Collateral shall mean the property of the Loan Parties in which
     --------------
security interests are to be granted under the Security Agreement.

     Uniform Commercial Code shall have the meaning assigned to that term in
     -----------------------
Section 6.1.16 [Security Interests].

1.2      Construction.
         ------------

     Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

1.2.1    Number; Inclusion.
         -----------------

     references to the plural include the singular, the plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                                                                CREDIT AGREEMENT


1.2.2    Agent's Discretion and Consent.
         ------------------------------

     whenever the Administrative Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

1.2.3    Documents Taken as a Whole.
         --------------------------

     the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

1.2.4    Headings.
         --------

     the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

1.2.5    Implied References to this Agreement.
         ------------------------------------

     article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

1.2.6    Persons.
         -------

     reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

1.2.7    Modifications to Documents.
         --------------------------

     reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

1.2.8    From, To and Through.
         --------------------

     relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

1.2.9    Shall; Will.
         -----------

     references to "shall" and "will" are intended to have the same meaning.

                                                                CREDIT AGREEMENT

1.3      Accounting Principles.
         ---------------------

     Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms
                                --------  -------
used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 6.1.9((i)) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 based upon the Borrowers' regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrowers' financial statements at that time.

                        2.   REVOLVING CREDIT FACILITY
                             -------------------------

2.1      Revolving Credit Commitments.
         ----------------------------

     Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrowers at any time or from time to time on or after the date hereof and prior to the Revolving Credit Expiration Date, provided that after giving effect to such Loan (i) the aggregate amount of Revolving Credit Loans from such Bank plus such Bank's Ratable Share of the Letters of Credit Outstanding shall not exceed (x) the lesser of (a) such Bank's Revolving Credit Commitment or (b) such Bank's Ratable Share of the Borrowing Base less the portion of the Borrowing Base attributable to such Bank's Ratable Share of the Line of Credit Loans outstanding, and (ii) the Revolving Facility Usage shall not exceed the Revolving Facility Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 2.1.

2.2      Nature of Banks' Obligations with Respect to Revolving Credit Loans.
         -------------------------------------------------------------------

     Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrowers at any time shall not exceed such Bank's Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrowers to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Revolving Credit Expiration Date.

                                                                CREDIT AGREEMENT


2.3      Revolving Credit Commitment Fees.
         --------------------------------

     Accruing from the date hereof until the Revolving Credit Expiration Date, the Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Revolving Credit Commitment Fee") equal to .375% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. All Revolving Credit Commitment Fees shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Revolving Credit Expiration Date or upon acceleration of the Notes in accordance with Section 9.2 [Consequences of Event of Default] hereof.

2.4      Revolving Credit Closing Fees.
         -----------------------------

     The Borrowers, jointly and severally, agree to pay on the Closing Date to the Administrative Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment, nonrefundable closing fees (the "Revolving Credit Facility Fees"), as more particularly described on Schedule 2.4.
                                                          ------------

2.5      Revolving Credit Loan Requests.
         ------------------------------

     Except as otherwise provided herein, the Borrowers may from time to time prior to the Revolving Credit Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 12:00 noon, Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) on the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Revolving Credit Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date;
(ii) the aggregate amount of the proposed Revolving Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $100,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $3,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Revolving Credit Loans comprising such Borrowing Tranche.

                                                                CREDIT AGREEMENT

2.6      Making Revolving Credit Loans.
         -----------------------------

     The Administrative Agent shall, promptly after receipt by it of a Revolving Credit Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Revolving Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Banks' Obligations with Respect to Revolving Credit Loans]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section Error! Reference source not found. [Availability of Funds].

2.7      Revolving Credit Notes.
         ----------------------

     The joint and several Obligation of the Borrowers to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to them by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

2.8      Letter of Credit Subfacility.
         ----------------------------

2.8.1    Issuance of Letters of Credit.
         -----------------------------

     The Administrative Borrower may request the issuance of a Standby Letter of Credit denominated in Dollars (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Administrative Agent a completed application and agreement for letters of credit in the form attached hereto as
Exhibit 2.8 as the Administrative Agent may modify or amend from time to time by
-----------
no later than 12:00 noon, Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Administrative Agent, in advance of the proposed date of issuance. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.8, the Administrative Agent will issue a Letter of Credit provided that (i) each Letter of Credit shall in no event expire later than five (5) Business Days prior to the Revolving Credit Expiration Date, and (ii) in no event shall the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. The Administrative Agent shall provide (x) notification to the Banks promptly upon the issuance of a Letter of Credit and (y) a schedule of Letters of Credit issued and outstanding on a quarterly basis as of the first day of each calendar quarter.

                                                                CREDIT AGREEMENT

2.8.2    Letter of Credit Fees.
         ---------------------

     The Borrowers shall pay to the Administrative Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Margin governing Loans under the Euro-Rate Option (computed on the basis of a year of 360 days and actual days elapsed), which fee shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of each Letter of Credit and on the Revolving Credit Expiration Date. The Borrowers shall also pay to the Administrative Agent for the Administrative Agent's sole account the Administrative Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Administrative Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

2.8.3    Disbursements, Reimbursement.
         ----------------------------

2.8.3.1 Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Administrative Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.8.3.2 In the event of a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Administrative Agent will promptly notify the Administrative Borrower. Provided that it shall have received such notice, the Borrowers shall reimburse (such obligation to reimburse the Administrative Agent shall sometimes be referred to as a "Reimbursement Obligation") the Administrative Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Administrative Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the amount so paid by the Administrative Agent. In the event the Borrowers fail to reimburse the Administrative Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Administrative Agent will promptly notify each Bank thereof, and the Borrowers shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent pursuant to this Section 2.8.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

2.8.3.3 Each Bank shall upon any notice pursuant to Section 2.8.3.2 make available to the Administrative Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.8.3.4) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Administrative Agent for the account of the Administrative Agent the amount of such Bank's Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such

                                                                CREDIT AGREEMENT


Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and
(ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Administrative Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.8.3.3.

2.8.3.4 With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrowers in whole or in part as contemplated by Section 2.8.3.2, because of the Borrowers' failure to satisfy the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit] other than any notice requirements or for any other reason, the Borrowers shall be deemed to have incurred from the Administrative Agent a borrowing (each a "Letter of Credit Borrowing") in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option plus an additional 2% per annum. Each Bank's payment to the Administrative Agent pursuant to Section
2.8.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.8.3.

2.8.4     Repayment of Participation Advances.
          -----------------------------------

2.8.4.1 Upon (and only upon) receipt by the Administrative Agent for its account of immediately available funds from the Borrowers (i) in reimbursement of any payment made by the Administrative Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Administrative Agent under such a Letter of Credit, the Administrative Agent will pay to each Bank, in the same funds as those received by the Administrative Agent, the amount of such Bank's Ratable Share of such funds, except the Administrative Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Administrative Agent.

2.8.4.2 If the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Administrative Agent pursuant to Section 2.8.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                                                                CREDIT AGREEMENT

2.8.5     Documentation.
          -------------

            Each Loan Party agrees to be bound by the terms of the Administrative Agent's application and agreement for letters of credit and the Administrative Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.8.6     Determinations to Honor Drawing Requests.
          ----------------------------------------

            In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Administrative Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.8.7     Nature of Reimbursement Obligations.
          -----------------------------------

            The Obligations of the Borrowers to reimburse the Administrative Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.8 under all circumstances, irrespective of any of the following circumstances:

                 (i) any set-off, counterclaim, recoupment, defense or other right which the Borrower may have against the Administrative Agent or any other Person for any reason whatsoever;

                 (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests], 2.6 [Making Revolving Credit Loans] or 7.2 [Each Additional Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing;

                 (iii) any lack of validity or enforceability of any Letter of Credit;

                 (iv) the existence of any claim, set-off, defense or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Administrative Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                                                                CREDIT AGREEMENT

                 (v) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Administrative Agent has been notified thereof;

                 (vi) payment by the Administrative Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not strictly comply with the terms of such Letter of Credit;

                 (vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                 (viii) any breach of this Agreement or any other Loan Document by any party thereto;

                 (ix) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

                 (x) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

                 (xi) the fact that the Revolving Credit Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; or

                 (xii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.8.8     Indemnity.
          ---------

            In addition to amounts payable as provided in Section 10.5 [Reimbursement and Indemnification of Agents by the Borrowers], the Borrowers hereby agree to protect, indemnify, pay and save harmless the Agents from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of staff counsel) which any Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of such Agent as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Administrative Agent of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

2.8.9     Liability for Acts and Omissions.
          --------------------------------

            As between any Loan Party and the Agents, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the

                                                                CREDIT AGREEMENT

Administrative Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Administrative Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Administrative Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Administrative Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Administrative Agent from liability for such Administrative Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through
(viii) of such sentence.

            In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Administrative Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Administrative Agent under any resulting liability to the Borrowers or any Bank unless such act or omission was the result of the gross negligence or willful misconduct of such Administrative Agent.

2.9       Existing Letters of Credit.
          --------------------------

            The Administrative Agent and each of the other parties hereto agree that, effective on the Closing Date, each Existing Letter of Credit outstanding on such date, and each extension, renewal or replacement thereof, shall be deemed to have been issued pursuant to, and governed by, the terms of this Agreement.

2.10      Sale of Subject to Pledge Private Company Securities.
          ----------------------------------------------------

            The Borrowers may sell Subject to Pledge Private Company Securities so long as after giving effect to any such sale, the Borrowers are not in violation of the Borrowing Base.

2.11      Sale of Pledged Securities; Securities Monetizations.
          ----------------------------------------------------

            The Borrowers may sell Pledged Securities or enter into Securities Monetization transactions involving Pledged Securities in accordance with the terms of the Security Agreement

                                                                CREDIT AGREEMENT

(Special Collateral Account) so long as (i) after giving effect to any such sale, the Borrowers are not in violation of the Borrowing Base and (ii) no such sale shall involve Pledged Securities whose value exceeds ten percent (10%) of the dollar amount equal to the sum of clauses (i) through (v) of the definition of "Borrowing Base" calculated from time to time in accordance with the terms of such definition.

                           3.  LINE OF CREDIT FACILITY
                               -----------------------

3.1       Line of Credit Commitments.
          --------------------------

            Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Line of Credit Loans to the Borrowers at any time or from time to time on or after the date hereof and prior to the Line of Credit Expiration Date, provided that after giving effect to such Loan the aggregate amount of Line of
--------
Credit Loans from such Bank shall not exceed (x) the lesser of (a) such Bank's Line of Credit Commitment or (b) such Bank's Ratable Share of the Borrowing Base less the portion of the Borrowing Base attributable to such Bank's Ratable Share of the Revolving Facility Usage. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 3.1.

3.2       Nature of Banks' Obligations with Respect to Line of Credit Loans.
          -----------------------------------------------------------------

            Each Bank shall be obligated to participate in each request for Line of Credit Loans pursuant to Section 3.5 [Line of Credit Loan Requests] in accordance with its Ratable Share. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrowers to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Line of Credit Loans hereunder on or after the Line of Credit Expiration Date.

3.3       Line of Credit Commitment Fees.
          ------------------------------

            Accruing from the date hereof until the Line of Credit Expiration Date, the Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Bank, as consideration for such Bank's Line of Credit Commitment hereunder, a nonrefundable commitment fee (the "Line of Credit Commitment Fee") equal to .25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Line of Credit Commitment as the same may be constituted from time to time and (ii) such Bank's Line of Credit Loans outstanding. All Line of Credit Commitment Fees shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Line of Credit Expiration Date or upon acceleration of the Notes in accordance with
Section 8.2 [Consequences of Event of Default] hereof.

                                                                CREDIT AGREEMENT

3.4       Line of Credit Closing Fees.
          ---------------------------

                 The Borrowers, jointly and severally, agree to pay on the Closing Date to the Administrative Agent for the account of each Bank, as consideration for such Bank's Line of Credit Commitment, nonrefundable closing fees (the "Line of Credit Facility Fees"), as more particularly described on
Schedule 3.4.
------------

3.5       Line of Credit Loan Requests.
          ----------------------------

                 Except as otherwise provided herein, the Borrowers may from time to time prior to the Line of Credit Expiration Date request the Banks to make Line of Credit Loans, or renew or convert the Interest Rate Option applicable to existing Line of Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Administrative Agent, not later than 12:00 noon, Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Line of Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) on the proposed Borrowing Date with respect to the making of a Line of Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 3.5 or a request by telephone immediately confirmed in writing
        -----------
by letter, facsimile or telex in such form (each, a "Line of Credit Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Line of Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date;
(ii) the aggregate amount of the proposed Line of Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $100,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $3,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Line of Credit Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Line of Credit Loans comprising such Borrowing Tranche.

3.6       Making Line of Credit Loans.
          ---------------------------

                 The Administrative Agent shall, promptly after receipt by it of a Line of Credit Loan Request pursuant to Section 3.5 [Line of Credit Loan Requests], notify the Banks of its receipt of such Line of Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Line of Credit Loans requested thereby; (ii) the amount and type of each such Line of Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Line of Credit Loans as determined by the Administrative Agent in accordance with Section 3.2 [Nature of Banks' Obligations with Respect to Line of Credit Loans]. Each Bank shall remit the principal amount of each Line of Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan or Letter of Credit], fund such Line of Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00

                                                                CREDIT AGREEMENT

p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any
                                                         --------
Bank fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Line of Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

3.7       Line of Credit Notes.
          --------------------

                 The joint and several Obligation of the Borrowers to repay the aggregate unpaid principal amount of the Line of Credit Loans made to them by each Bank, together with interest thereon, shall be evidenced by a Line of Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Line of Credit Commitment of such Bank.

                              4.  INTEREST RATES
                                  --------------

4.1       Interest Rate Options.
          ---------------------

                 The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrowers may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall
                                                       --------
not be at any one time outstanding more than six (6) Borrowing Tranches in the aggregate among all of the Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

4.1.1     Interest Rate Options.
          ---------------------

                 The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans and the Line of Credit Loans:

                     (i)   Base Rate Option: A fluctuating rate per annum
                           ----------------
(computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                     (ii)  Euro-Rate Option: A rate per annum (computed on the
                           ----------------
basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

4.1.2     Rate Quotations.
          ---------------

                 The Borrowers may call the Administrative Agent on or before the date on which a Revolving Credit Loan Request or a Line of Credit Loan Request, as the case may be, is

                                                                CREDIT AGREEMENT

to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

4.2       Interest Periods.
          ----------------

                 At any time when the Borrowers shall select, convert to or renew a Euro-Rate Option, the Administrative Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Revolving Credit Loan Request or a Line of Credit Loan Request, as the case may be. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

4.2.1     Amount of Borrowing Tranche.
          ---------------------------

                 each Borrowing Tranche of Euro-Rate Loans shall be in integral multiples of $100,000 and not less than $3,000,000; and

4.2.2     Renewals.
          --------

                 in the case of the renewal of a Euro-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

4.3       Interest After Default.
          ----------------------

                 To the extent permitted by Law, upon the occurrence of an Event of Default and until such time as such Event of Default shall have been cured or waived:

4.3.1     Letter of Credit Fees, Interest Rate.
          ------------------------------------

                 the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.8.2 [Letter of Credit Fees] or
Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

4.3.2     Other Obligations.
          -----------------

                 each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 2% per annum from the time such Obligation becomes due and payable and until it is paid in full.

4.3.3     Acknowledgment.
          --------------

                 The Borrowers acknowledge that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional

                                                                CREDIT AGREEMENT

compensation for such risk; and all such interest shall be payable by the Borrowers upon demand by Agent.

4.4    Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not
       --------------------------------------------------------------------
       Available.
       ----------

4.4.1     Unascertainable.
          ---------------

                 If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

                     (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                     (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, then the Administrative Agent shall have the rights specified in Section
4.4.3 [Administrative Agent's and Banks' Rights].

4.4.2     Illegality; Increased Costs; Deposits Not Available.
          ---------------------------------------------------

                 If at any time any Bank shall have determined that:

                     (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                     (ii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 4.4.3 [Administrative Agent's and Banks' Rights.]

4.4.3     Administrative Agent's and Banks' Rights.
          ----------------------------------------

                 In the case of any event specified in Section 4.4.1 above, the Administrative Agent shall promptly so notify the Banks and the Administrative Borrower thereof, and in the case of an event specified in Section 4.4.2 above, such Bank shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Banks and the Administrative Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Administrative Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrowers to select, convert to or renew a Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Administrative Borrower, or such Bank shall have later notified the Administrative Agent, of the Administrative Agent's or such Bank's, as the case may be,

                                                                CREDIT AGREEMENT

determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 4.4.1 and the Borrowers have previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Administrative Agent of a determination under Section 4.4.2, the Borrowers shall, subject to each Loan Party's indemnification Obligations under Section 5.5.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.4 [Prepayments of Loans]. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

4.5       Selection of Interest Rate Options.
          ----------------------------------

                 If any Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowings Tranche in accordance with the provisions of Section 4.2 [Interest Periods], such Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

                                  5.  PAYMENTS
                                      --------

5.1       Payments.
          --------

                 All payments and prepayments to be made in respect of principal, interest, Revolving Credit Commitment Fees, Line of Credit Commitment Fees, Revolving Credit Facility Fees, Line of Credit Facility Fees, Letter of Credit Fees, Administrative Agent's Fee or other fees or amounts due from the Borrowers hereunder shall be payable prior to 12:00 noon, Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 12:00 noon, Pittsburgh time, by the Administrative Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Administrative Agent, the Administrative Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Banks. The Administrative Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

                                                                CREDIT AGREEMENT


5.2      Pro Rata Treatment of Banks.
         ---------------------------

     Each borrowing shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Revolving Credit Commitment Fees, Line of Credit Commitment Fees, Revolving Credit Facility Fees, Line of Credit Facility Fees, Letter of Credit Fees, or other fees (except for the Administrative Agent's Fee) or amounts due from the Borrowers hereunder to the Banks with respect to the Loans, shall (except as provided in Section 4.4.3 [Agent's and Bank's Rights] in the case of an event specified in Section 4.4 [Euro-Rate Unascertainable; Etc.], 5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank.

5.3      Interest Payment Dates.
         ----------------------

     Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

5.4      Prepayments of Loans.
         --------------------

5.4.1      Right to Prepay.
           ---------------

     The Borrowers shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.4.2 below or in Section 5.5 [Additional Compensation in Certain Circumstances]):

        (i) at any time with respect to any Loan to which the Base Rate Option applies,

        (ii) on the last day of the applicable Interest Period with respect to Loans to which a Euro-Rate Option applies, or

        (iii) on the date specified in a notice by any Bank pursuant to Section
4.4 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

     Whenever the Borrowers desire to prepay any part of the Loans, the Administrative Borrower shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of Loans setting forth the following information:

                                                                CREDIT AGREEMENT


     (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

     (y) a statement indicating the application of the prepayment between the Revolving Credit Loans or Line of Credit Loans, as the case may be; and

     (z) the total principal amount of such prepayment, which shall not be less than $1,000,000.

     All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4.3 [Agent's and Bank's Rights], if any Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which such Borrower is prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies, then to Loans to which the Euro-Rate the Option applies. Any prepayment hereunder shall be subject to the Borrowers' Obligation to indemnify the Banks under Section 5.5.2 [Indemnity].

5.4.2    Mandatory Prepayment of Loans.
         -----------------------------

     The Borrowers agree that at any time the then current Borrowing Base is less than the sum of (i) the then outstanding principal on all Loans outstanding plus (ii) the then outstanding amount of all Letter of Credit Outstandings, the Borrowers will upon any Authorized Officer having obtained knowledge of the existence of the differential, promptly, and in any event within five (5) days of obtaining such knowledge, give notice of such differential to the Administrative Agent and prepay the Loans in an amount which will reduce the sum of the outstanding principal on all Loans outstanding plus the then outstanding amount of all Letter of Credit Outstandings to an amount less than or equal to the then current Borrowing Base. If at any time after the Borrowers have complied with the first sentence of this Section 5.4.2, the sum of the aggregate Letter of Credit Outstandings is greater than the then current Borrowing Base, the Borrowers shall provide cash collateral to the Administrative Agent in the amount of such excess, which cash collateral shall be in the form of a certificate of deposit pledged to the Administrative Agent and held by the Administrative Agent for the benefit of the Banks and returned to Borrowers; provided, however, that no Event of Default shall be deemed to have occurred and
--------  -------
be continuing at such time that the aggregate Letters of Credit Outstanding plus the aggregate principal amount of all outstanding Loans no longer exceed the then current Borrowing Base.

5.4.3    Replacement of a Bank.
         ---------------------

     In the event any Bank (i) gives notice under Section 4.4 [Euro-Rate Unascertainable, Etc.] or Section 5.5.1 [Increased Costs, Etc.], (ii) does not fund Revolving Credit Loans or Line of Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then any Borrower shall have the right at its option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the

                                                                CREDIT AGREEMENT


Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment after (x) receipt of such Bank's notice under
Section 4.4 [Euro-Rate Unascertainable, Etc.] or 5.5.1 [Increased Costs, Etc.],
(y) the date such Bank has failed to fund Revolving Credit Loans or Line of Credit Loans, as the case may be, because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrowers
                                                   --------
shall also pay to such Bank at the time of such prepayment any amounts required under Section 5.5 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided, however,
                                                          --------  -------
that the Commitment and any Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Administrative Agent; provided, further, the remaining Banks shall have no obligation hereunder
       --------  -------
to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section Error! Reference source not found. [Successor Administrative Agent] and provided that
                                                                 --------
all Letters of Credit have expired or been terminated or replaced.

5.4.4    Change of Lending Office.
         ------------------------

     Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.4.2 [Illegality, Etc.] or 5.5.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrowers, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is
                                             --------
made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section
5.4.4 shall affect or postpone any of the Obligations of the Borrowers or any other Loan Party or the rights of any Administrative Agent or any Bank provided in this Agreement.

5.5      Additional Compensation in Certain Circumstances.
         ------------------------------------------------

5.5.1 Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital
      -------------------------------------------------------------------------
      Adequacy Requirements, Expenses, Etc.
      ------------------------------------

     If, subsequent to the date hereof, any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

        (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrowers of principal, interest, Revolving Credit Commitment Fees, Line of Credit Commitment Fees or other amounts due from the Borrowers hereunder or under the Notes (except for (i) taxes on the overall net income of such Bank or (ii) United States federal withholding Taxes from which a Bank, participant, or assignee is not exempt either (A) because such Bank, participant or assignee has not properly delivered the applicable Form required to be delivered pursuant to
Section 11.18 of this Agreement or (B) because such Bank participant or assignee has not established that it is fully

                                                                CREDIT AGREEMENT


exempt from such taxes at the time such Person became a party, assignee or participant to this Agreement, as applicable),

        (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

        (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or
(B) otherwise applicable to the obligations of any Bank under this Agreement, or

        (iv)  shall impose on any Bank any other condition,

and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank deems to be material, such Bank shall from time to time notify the Borrowers and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Bank promptly and in any event twenty (20) Business Days after such notice is given.

5.5.2    Indemnity.
         ---------

     In addition to the compensation required by Section 5.5.1 [Increased Costs, Etc.], each Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

        (i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

        (ii) attempt by any Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Revolving Credit Loan Requests under
Section 2.5 [Revolving Credit Loan Requests], Line of Credit Loan Requests under
Section 3.5 [Line of Credit Loan Requests] or Section 4.2 [Interest Periods] or notice relating to prepayments under Section 5.4.1 [Right to Prepay], or

                                                                CREDIT AGREEMENT


        (iii) default by any Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of any Borrower to pay when due (by acceleration or otherwise) any principal, interest, Revolving Credit Commitment Fee, Line of Credit Commitment Fee or any other amount due hereunder.

     If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Administrative Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Bank promptly and in any event ten (10) Business Days after such notice is given.

                       6. REPRESENTATIONS AND WARRANTIES
                          ------------------------------

6.1      Representations and Warranties.
         ------------------------------

     The Loan Parties, jointly and severally, represent and warrant to the Agents and each of the Banks as follows:

6.1.1    Organization and Qualification.
         ------------------------------

     Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the corporate, partnership or limited liability power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 6.1.1 and in all other jurisdictions
                               --------------
where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where failure to be so licensed or qualified and in good standing could not reasonably be expected to result in a Material Adverse Change.

6.1.2    Capitalization and Ownership.
         ----------------------------

     As of March 1, 2000, the authorized capital stock of ICG consists of (x) Three Hundred Million (300,000,000) shares of common stock, of which approximately Two Hundred Sixty-Four Million Two Hundred Eighty-Three Thousand Six Hundred Eighty Five (264,283,685) shares (referred to herein as the "ICG Shares") are issued and outstanding and (y) Ten Million (10,000,000) shares of preferred stock, none of which shares (referred to herein as the "ICG Preferred Shares") are issued and outstanding, all as more particularly described on
Schedule 6.1.2. All of the ICG Shares have been validly issued and are fully
--------------
paid and nonassessable. As of March 1, 2000, there are no options, warrants or other rights outstanding to purchase any such ICG Shares or ICG Preferred Shares except as indicated on Schedule 6.1.2.
                       --------------

                                                                CREDIT AGREEMENT


6.1.3    Subsidiaries.
         ------------

     Schedule 6.1.3 states the name of each of ICG's Subsidiaries, its
     --------------
jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof. ICG has good and marketable title to all of the Subsidiary Shares it purports to own, free and clear in each case of any Lien, except for Permitted Liens. All Subsidiary Shares have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares except as indicated on Schedule 6.1.3.
                       --------------

6.1.4    Power and Authority.
         -------------------

     Each Loan Party has full corporate power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

6.1.5    Validity and Binding Effect.
         ---------------------------

     This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

6.1.6    No Conflict.
         -----------

     Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

                                                                CREDIT AGREEMENT


6.1.7    Litigation.
         ----------

     There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate could reasonably be expected to result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which could reasonably be expected to result in any Material Adverse Change.

6.1.8    Title to Properties.
         -------------------

     The real property owned or leased by each Loan Party and each Subsidiary of each Loan Party is described on Schedule 6.1.8. Each Loan Party and each
                                --------------
Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. To the best of the Borrowers' knowledge after diligent inquiry and investigation, all leases of real property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby, except where the failure to obtain such consent could not reasonably result in a Material Adverse Change.

6.1.9    Financial Statements.
         --------------------

        (i)  Historical Statements. The Administrative Borrower has delivered to
             ---------------------
the Administrative Agent a copy of ICG's audited consolidated year-end financial statements for and as of the end of the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999 (the "1997 Annual Statements," the "1998 Annual Statements" and the "1999 Annual Statements", respectively) (the 1997 Annual Statements, the 1998 Annual Statements and the 1999 Annual Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrowers' management, are correct and complete and fairly represent the consolidated financial condition of the Borrowers and their respective Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.

        (ii) Accuracy of Financial Statements. No Borrower nor any Subsidiary of
             --------------------------------
any Borrower has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of any Borrower or any Subsidiary of any Borrower which could reasonably be expected to cause a Material Adverse Change. Since December 31, 1999, no Material Adverse Change has occurred.

                                                                CREDIT AGREEMENT


6.1.10   Use of Proceeds; Margin Stock.
         -----------------------------

6.1.10.1 General.
         -------

     The proceeds of the Loans shall be used to make Acquisitions (subject to the limitations set forth in Section 8.1.15 [Acquisitions] hereof), for general working capital purposes and capital expenditures. The Letters of Credit will be used as credit support for the Borrowers and their Subsidiaries to make Acquisitions (subject to the limitations set forth in Section 8.1.15 [Acquisitions]).

        6.1.10.2 Margin Stock.
                 ------------

     None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose, which, in any such case, entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. The Borrowers will furnish to the Administrative Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U.

6.1.11   Full Disclosure.
         ---------------

     Neither this Agreement, nor the Schedules hereto, nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading, as of the date such statement was made. There is no fact known to any Loan Party, which materially adversely affects the business, property, assets, condition (financial or otherwise), results of operations or prospects of the Loan Parties taken as a whole, that has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby except for normal market fluctuations.

6.1.12   Taxes.
         -----

     All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that (i) such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings, for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made and (ii) failure to file any such federal, state, local and other tax return could not reasonably be expected to result

                                                                CREDIT AGREEMENT


in a Material Adverse Change. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

6.1.13   Consents and Approvals.
         ----------------------

     Except for the filing of financing statements in the state and county filing offices and except as otherwise provided in the Schedules to the Borrowing Base being delivered under Section 7.1.17, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party.

6.1.14   No Event of Default; Compliance with Instruments.
         ------------------------------------------------

     No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents that constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

6.1.15   Patents, Trademarks, Copyrights, Licenses, Etc.
         ----------------------------------------------

     To its knowledge, each Loan Party and each Subsidiary of each Loan Party owns, possesses or has rights to all the patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others, except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Change. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party are listed and described on
Schedule 6.1.15.
---------------

6.1.16   Security Interests.
         ------------------

     The Liens and security interests granted to the Administrative Agent for the benefit of the Banks pursuant to the Patent, Trademark and Copyright Assignment, the Security Agreement (Special Collateral Account), the Pledge Agreement and the Security Agreement in the Collateral (other than the Property) constitute and will continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction

                                                                CREDIT AGREEMENT


where required in order to perfect the security interests described above, taking possession of any stock certificates or other certificates evidencing the Pledged Collateral by the Broker pursuant to the provisions of the applicable Account Control Agreement or by the Administrative Agent pursuant to the Pledge Agreement and recordation of the Patent, Trademark and Copyright Assignment in the United States Patent and Trademark Office and United States Copyright Office, as applicable, all such action as is necessary or advisable to establish such rights of the Administrative Agent will have been taken, and there will be upon execution and delivery of the Patent, Trademark and Copyright Assignment, the Pledge Agreement, the Account Control Agreement (Private Company Pledged Securities), the Account Control Agreement (Public Company Pledged Securities), the Security Agreement (Special Collateral Account) and the Security Agreement, such filings, such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six (6) months prior to each five-year anniversary of the filing of such financing statements and the filing of financing statements in compliance with all statutory requirements necessary to keep perfected the Liens and security interests in the event the Collateral is moved. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrowers.

6.1.17   Status of the Pledged Collateral.
         --------------------------------

     Schedule 6.1.17 lists all the Pledgors who own any Pledged Securities. All
     ---------------
the securities included in the Pledged Collateral to be pledged pursuant to the Security Agreement (Special Collateral Account) or the Pledge Agreement are, or will be (in the case of convertible securities, upon issuance in accordance with the terms of such convertible securities), validly issued and nonassessable and owned beneficially and of record by the pledgor of such Pledged Collateral free and clear of any Lien or restriction on transfer, except (i) as otherwise provided by the Account Control Agreement (Private Company Pledged Securities), the Account Control Agreement (Public Company Pledged Securities), the Security Agreement (Special Collateral Account) or the Schedules to the Borrowing Base Certificate to be delivered pursuant to Section 7.1.17, (ii) for Permitted Liens and (iii) as the right of the Banks to dispose of such shares may be restricted by the Securities Act, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws.

6.1.18   Insurance.
         ---------

     Schedule 6.1.18 lists all material insurance policies and other bonds to
     ---------------
which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. No notice has been given or claim made and, to the knowledge of each Loan Party, no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby, except where any such cancellation or avoidance of such policies or bonds or reduction in coverage could not reasonably be expected to result in a Material Adverse Change. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of the Loan Parties taken as a whole in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

                                                                CREDIT AGREEMENT


6.1.19   Compliance with Laws.
         --------------------

              The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.24 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

6.1.20   Material Contracts; Burdensome Restrictions.
         -------------------------------------------

              All Material Contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could reasonably be expected to result in a Material Adverse Change. Except to the extent set forth in the Schedules to the Borrowing Base to be delivered under Section 7.1.17, all Material Contracts have been delivered to the Administrative Agent.

6.1.21   Investment Companies; Regulated Entities.
         ----------------------------------------

              None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

6.1.22   Plans and Benefit Arrangements.
         ------------------------------

           Except as set forth on Schedule 6.1.22,
                                  ---------------

                 (a) No Loan Party has any pension or other employee benefit plans which are subject to the provisions of Title IV of ERISA (any such plans which have been or may hereafter be adopted or assumed by any Loan Party are hereinafter referred to individually as a "Plan" and, collectively, as the "Plans"), the application of which could give rise to direct or contingent liabilities of any Loan Party to the PBCG, the Department of Labor or the Internal Revenue Service ("IRS"). No Loan Party is a participating employer in any Multiple Employer Plan. No Loan Party has withdrawal liability to any Multiemployer Plan and no withdrawal from any Multiemployer Plan is contemplated or pending by any Loan Party.

                 (b) Each Loan Party is and has at all times been in full compliance with all applicable provisions of ERISA. Each Loan Party's Plans and other employee benefit plans subject to the qualification requirements of Sections 401 et. seq. of the Internal Revenue Code are and have at all times been in material compliance with such requirements.

                                                                CREDIT AGREEMENT



                 (c) With respect to any of the Plans, no Loan Party has knowledge of any Reportable Event, as described in Section 4043 of ERISA, except that there has or may have occurred (1) a reduction in the number of active participants as described in Section 4043(b)(3) of ERISA; (2) a termination or partial termination; or (3) a merger or consolidation with, or transfer of assets to, another plan. No Loan Party has any outstanding liability to the PBGC by reason of any such Reportable Event, and no Loan Party has received any notice from the PBGC that any of the Plans should be terminated or from the Secretary of the Treasury that any partial or full termination of any of the Plans has occurred.

                 (d) No termination proceedings with respect to any of the Plans have been commenced and have not yet been concluded.

                 (e) With respect to any of the Plans and any other employee benefit plans subject to ERISA, there has not occurred any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) for which a prohibited transaction exemption has not been provided by statute or regulation, ruling or opinion issued by the Department of Labor or Internal Revenue Service and which may result in the imposition upon any Loan Party of any prohibited transaction excise tax or civil liability under Section 502(i) or ERISA.

                 (f) Each Loan Party has made all required contributions under the Plans and any other employee benefit plans subject to ERISA for all periods through and including the date hereof or adequate accruals therefor have been provided for as shown in the Financial Statements. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) has occurred with respect to any of the Plans.

For purposes of this Agreement, all references to "ERISA" shall be deemed to refer to the Employee Retirement Income Security Act of 1974 (including any sections of the Internal Revenue Code of 1986 amended by it), as heretofore amended and as it may hereafter be amended or modified, and all regulations promulgated thereunder, and all references to any Loan Party in this Section 5.1.22, or in any other Section of this Agreement relating to ERISA, shall be deemed to refer to each Loan Party and all other entities which are part of a controlled or affiliated group or under common control with each Loan Party within the meaning of Sections 414(b), 414(c) and 415(h) of the Internal Revenue Code of 1986, as amended, and Section 4001(a)(2) of ERISA.

6.1.23   Employment Matters.
         ------------------

              There are no actions or proceedings pending or, to the best of any Loan Party's knowledge, threatened against any Loan Party, by or on behalf of or with respect to its employees, which could reasonably be expected to have a Material Adverse Change.

6.1.24   Environmental Matters.
         ---------------------

           (i) Each Loan Party has accrued or otherwise provided, in accordance with GAAP, consistently applied, for all damages, liabilities, penalties or costs that it may incur in connection with any claim pending or threatened against it, or any requirement that is

                                                                CREDIT AGREEMENT


or may be applicable to it, under any Environmental Laws, and such accrual or other provision is reflected in the Borrowers' Historical Statements, which disclosed items could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

           (ii) Each Loan Party is in compliance with all applicable laws, rules, regulations, ordinances, orders decrees and common law relating to contamination, pollution or the protection of human health or the environment ("Environmental Laws"), and each Loan Party has all permits, licenses, registrations and other governmental authorizations required under such laws ("Environmental Permits") for its operations, and there are no violations, investigations or proceedings pending or, to the knowledge of any Loan Party, threatened with respect to Environmental Laws or such Environmental Permits except where the failure to have such Environmental Permits or where the violation, investigation or proceeding relating thereto could not, individually or in the aggregate, result in a Material Adverse Change.

           (iii) No notice, notification, demand, request for information, citation, summons, complaint or order is pending or has been received by or, to the knowledge of any Loan Party, is threatened by any person against any Loan Party under any Environmental Laws or in respect of any of the properties or facilities now or previously owned, leased or operated by any such Loan Party. No penalty has been assessed against any Loan Party, and no liability has been imposed upon any Loan Party, under Environmental Law with respect to any alleged notification, demand, request for information, citation, summons, complaint or order except where such matters have been fully resolved, or where resolution could not, individually or in the aggregate, result in a Material Adverse Change or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

           (iv) No hazardous, toxic or regulated substance, waste, materials or chemical ("Hazardous Substance") has been discharged, generated, treated, manufactured, handled, stored, transported, emitted, released or is present at any property now or previously owned, leased or operated by any Loan Party in violation of any Environmental Law or under circumstances which, individually or in the aggregate, could result in a Material Adverse Change.

6.1.25   Senior Debt Status.
         ------------------

              The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment
                                          ---- -----
with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

6.1.26   Year 2000.
         ---------

              The Borrowers and their respective Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the risk that certain computer applications

                                                                CREDIT AGREEMENT


used by the Borrowers or their respective Subsidiaries (or any of their respective material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates after December 31, 1999 (the "Year 2000 Problem"). To the knowledge of the Loan Parties, the Year 2000 Problem could not reasonably be expected to result in any Material Adverse Change.

6.1.27   Validity and Binding Effect.
         ---------------------------

              The Subordinated Loan Documents have been, or will be, duly and validly executed and delivered by the parties thereto and constitute, or will constitute, the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or by laws or judicial decisions limiting the right of specific performance. All representations and warranties of any Loan Party contained in the Subordinated Loan Documents will be true and correct in all material respects as of the date made. There exists no default, nor any circumstance which, after notice or lapse of time or both would cause or permit the acceleration of any Subordinated Debt under any Subordinated Loan Documents and there exists no lien, set-off, claim or, to the knowledge of any Loan Party after due inquiry, other impairment of the validity or enforceability of such documents. The Subordinated Loan Documents constitute the entire agreement between each Borrower and the holders of the Subordinated Debt and there are no other agreements with respect to the Subordinated Debt.

6.1.28   Solvency.
         --------

              After giving effect to the transactions contemplated by the Loan Documents and the Subordinated Loan Documents, including all Indebtedness incurred thereby, the Liens granted by any Borrower in connection therewith and the payment of all fees related thereto, the Borrowers, taken as a whole, will be Solvent, determined as of the Closing Date.

6.1.29   Profit Percentage.
         -----------------

              The initial aggregate Profit Percentage is twelve percent (12%).

     7.   CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT
          -------------------------------------------------------

      The obligation of each Bank to make Loans and of the Administrative Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

7.1   First Loans and Letters of Credit.
      ---------------------------------

          On the Closing Date:

                                                                CREDIT AGREEMENT


7.1.1    Officer's Certificate.
         ---------------------

              The representations and warranties of each of the Loan Parties contained in Section 6 and in each of the other Loan Documents shall be true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by an Authorized Officer of each of the Loan Parties, to each such effect.

7.1.2    Secretary's Certificate.
         -----------------------

              There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                 (i) all action (including resolutions) taken by each Loan Party in connection with this Agreement and the other Loan Documents;

                 (ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

                 (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the Closing Date.

7.1.3    Delivery of Loan Documents and Subordinated Loan Documents.
         ----------------------------------------------------------

              Except for the Account Control Agreements (which are to be delivered as soon as practicable following the Closing Date), the Loan Documents and the Subordinated Loan Documents shall have been duly executed and delivered to the Administrative Agent for the benefit of the Banks.

                                                                CREDIT AGREEMENT


7.1.4    Delivery of Material Contracts, Consents, Certificates and Powers;
         ------------------------------------------------------------------
Closing Date Compliance Certificate.
-----------------------------------

              (a) Except as otherwise provided in the Schedules to the Borrowing Base Certificate to be delivered under Section 7.1.17, there shall be delivered to the Administrative Agent the Material Contracts, the Consents, the Certificates and the Powers relating to each Acquisition Entity in which ICG or its Subsidiaries have made an Investment as of December 31, 1999.

              (b) The Borrowers shall deliver a Compliance Certificate (the "Closing Date Compliance Certificate") showing Indebtedness and other balance sheet items as of the Closing Date. Such Compliance Certificate shall be in the form of Exhibit 7.1.4 hereto.
        -------------

7.1.5    Existing Agreement.
         ------------------

              The Existing Agreement shall have been terminated, any commitments thereunder shall have been terminated, all Indebtedness thereunder shall have been repaid in full and there shall be no letters of credit outstanding issued for the account of a Borrower, other than the Existing Letters of Credit which, pursuant to Section 2.9, are deemed to be issued hereunder.

7.1.6    Collateral Assignment of Contract Rights.
         ----------------------------------------

              The Collateral Assignment of Contract Rights shall have been duly executed and delivered by the Borrowers, in substantially the form of Exhibit
                                                                      -------
7.1.6 hereto.
-----

7.1.7    Opinion of Counsel.
         ------------------

              (a) There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of Dechert Price & Rhoads, counsel for the Loan Parties, dated the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel:

                 (i)   as to the matters set forth in Exhibit 7.1.7; and
                                                      -------------

                 (ii) as to such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

              (b) Upon the execution and delivery of the Account Control Agreements and the delivery of the Pledged Securities thereunder, there shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of Dechert Price & Rhoads, counsel for the Loan Parties, dated the date on which such Account Control Agreements are deemed delivered in accordance with the terms hereof and in form and substance satisfactory to the Administrative Agent and its counsel, relating to the Banks' security interest therein and as to such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request.

                                                                CREDIT AGREEMENT

7.1.8    Legal Details.
         -------------

              All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent, counsel for the Administrative Agent and the Banks, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and legal opinions in connection with such transactions, as the Administrative Agent or said counsel may reasonably request.

7.1.9    Payment of Fees.
         ---------------

              The Borrowers shall have paid or caused to be paid to the Lead Arranger all fees required to be paid by the Borrowers to the Lead Arranger, and to the Administrative Agent for itself and for the account of the Banks to the extent not previously paid, the Revolving Credit Facility Fees, the Line of Credit Facility Fees, all other commitment and other fees accrued through the Closing Date and the costs and expenses for which the Agents, the Lead Arranger and the Banks are entitled to be reimbursed hereunder.

7.1.10   Consents.
         --------

              All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 6.1.13 shall have been obtained, except as otherwise set forth in the Schedules to the Borrowing Base Certificate to be delivered under Section 7.1.17.

7.1.11   Officer's Certificate Regarding MACs.
         ------------------------------------

              Since December 31, 1999, no Material Adverse Change shall have occurred; prior to the Closing Date, there shall have been no material change in the executive management of any Loan Party or Subsidiary of any Loan Party that could reasonably be expected to result in a Material Adverse Change; and there shall have been delivered to the Administrative Agent for the benefit of each Bank a certificate dated the Closing Date and signed by an Authorized Officer of each Loan Party to each such effect.

7.1.12   No Violation of Laws.
         --------------------

              The making of the Loans and the issuance of the Letters of Credit shall not contravene, in any material respect, any Law applicable to any Loan Party or any of the Banks.

7.1.13   No Actions or Proceedings.
         -------------------------

              No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which could reasonably be expected to result in a Material Adverse Change.

                                                                CREDIT AGREEMENT


7.1.14   Insurance Policies; Certificates of Insurance; Endorsements.
         -----------------------------------------------------------

              The Loan Parties shall have delivered evidence acceptable to the Administrative Agent that adequate insurance in compliance with Section 8.1.3 [Maintenance of Insurance] is in full force and effect and that all premiums then due thereon have been paid.

7.1.15   Actions to Perfect Liens; Lien Searches.
         ---------------------------------------

              The Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent and the Banks, desirable to perfect the Liens created by the Loan Documents shall have been completed or will be completed promptly following the making of the initial Loans hereunder. The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of each Borrower, and the results of such search shall be satisfactory to the Administrative Agent and the Banks.

7.1.16   Administrative Questionnaire.
         ----------------------------

              Each of the Banks and the Borrowers shall have completed and delivered to the Administrative Agent the Administrative Agent's form of administrative questionnaire.

7.1.17   Borrowing Base Certificate.
         --------------------------

              On or prior to the third Business Day prior to the Closing Date, the Administrative Agent and the Banks shall have received and the Administrative Agent and the Banks shall be satisfied (both as to form and substance) with a pro forma Borrowing Base Certificate in the form as set forth
                  ---------
in Exhibit 1.1(B) which shall be prepared as of a date prior to the Closing
   --------------
Date.

7.2      Additional Conditions Precedent.
         -------------------------------

              In addition, the obligation of each Bank to make Loans and of the Administrative Agent to issue Letters of Credit hereunder is subject to the satisfaction of the following additional conditions:

7.2.1    Delivery of Pledged Collateral.
         ------------------------------

              The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Banks, evidence that the Pledged Collateral shall have been received by the Administrative Agent in accordance with the terms of the Pledge Agreement.

7.3      Each Additional Loan or Letter of Credit.
         ----------------------------------------

              At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed

                                                                CREDIT AGREEMENT

extensions of credit: (a) the representations and warranties of the Loan Parties contained in Section 6 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit, in all material respects, with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof in all material respects; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks in any material respect; and the Borrowers shall have delivered to the Administrative Agent a duly executed and completed Revolving Credit Loan Request, Line of Credit Loan Request or application for a Letter of Credit, as the case may be, (b) the Administrative Agent shall have received such other documentation concerning such matters as reasonably requested by, and be in form and substance reasonably satisfactory to, the Administrative Agent; and (c) the Administrative Agent and the Banks shall have received and shall be reasonably satisfied (both as to form and substance) with a Borrowing Base Certificate delivered to the Banks within three (3) Business Days of the date of such additional Loan or Letter of Credit.

              The acceptance of the proceeds of each borrowing of Loans shall constitute a representation and warranty by each Loan Party to each of the Banks that all of the applicable conditions specified in Section 7.3 (in each case disregarding any reference therein that such condition be deemed satisfactory by the Administrative Agent and/or the Banks) have been satisfied or waived.

              All of the certificates and other documents and papers referred to in this Section 7.3, unless otherwise specified, shall be delivered to the Administrative Agent at the Principal Office (or such other location as may be specified by the Administrative Agent) for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Administrative Agent.

                                8.   COVENANTS
                                     ---------


8.1      Affirmative Covenants.
         ---------------------

              The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall, and shall cause each of its Subsidiaries to, comply with the following affirmative covenants:

8.1.1    Preservation of Existence, Etc.
         ------------------------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license

                                                                CREDIT AGREEMENT

or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary for the proper conduct of its business, except (i) as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.] and
(ii) where the failure to be so licensed or qualified could not reasonably be expected to result in a Material Adverse Change.

8.1.2    Payment of Liabilities, Including Taxes, Etc.
         --------------------------------------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith by appropriate proceedings and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

8.1.3    Maintenance of Insurance.
         ------------------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to maintain with financially sound and reputable insurance companies insurance on all its real or personal property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business, which insurance shall name the Administrative Agent as lender loss payee, in the case of property or casualty insurance, and as an additional insured, in the case of the liability insurance, except where the failure to maintain any such insurance could not reasonably be expected to result in a Material Adverse Change; and furnish to each Bank, upon written request, copies of any such insurance policies.

8.1.4    Maintenance of Properties and Leases.
         ------------------------------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) all of those properties useful or necessary to its business.

8.1.5    Maintenance of Patents, Trademarks, Etc.
         ---------------------------------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

8.1.6    Visitation Rights.
         -----------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Banks to visit and inspect any of its properties during such Loan Party's normal business

                                                                CREDIT AGREEMENT

hours and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Administrative Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent.

8.1.7    Keeping of Records and Books of Account.
         ---------------------------------------

              Each Borrower shall, and shall cause each Subsidiary of any Borrower to, maintain and keep proper books of record and account in conformity with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over any Borrower or any Subsidiary of any Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

8.1.8    Plans and Benefit Arrangements.
         ------------------------------

              Each Loan Party shall, and shall cause each other member of the ERISA Group to, comply in all material respects with all applicable provisions of ERISA, promptly notify the Administrative Agent in writing of the occurrence of any Reportable Event, as defined in ERISA together with a description of such Reportable Event and a statement of the action that any such Loan Party intends to take with respect thereto, together with a copy of the notice (if any) thereof given to the PBGC, and promptly notify Agent in writing of any proposed withdrawal from a Multiemployer Plan or Multiple Employer Plan.

8.1.9    Compliance with Laws.
         --------------------

              Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws in all respects, provided that it shall not be deemed to be a violation of this Section
8.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

8.1.10   Use of Proceeds.
         ---------------

              The Loan Parties will use the Letters of Credit only for credit support for the Borrowers, their respective Subsidiaries and Acquisition Entities. The Loan Parties will use the proceeds of the Loans only for (i) Acquisitions (subject to the limitations set forth in Section 8.1.15 hereof),
(ii) working capital purposes or (iii) capital expenditures. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

8.1.11   Further Assurances.
         ------------------

              Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Administrative Agent's Lien on and Prior Security Interest in the Collateral as a

                                                                CREDIT AGREEMENT

continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent and the Banks in their sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

8.1.12   Subordination of Intercompany Loans.
         -----------------------------------

              Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

8.1.13   Dispositions; Exchanges.
         -----------------------

              (a) The Administrative Borrower shall notify the Administrative Agent and the Broker of the disposition of any Securities in any Acquisition Entity that constitute Pledged Collateral permitted by Section 8.2.7 hereof by telephone at the latest contemporaneously therewith followed promptly by written notice to the Administrative Agent and the Broker within five (5) Business Days after any such disposition.

              (b) If at any time any Pledged Private Company Restricted Securities or Pledged In-Registration Company Securities become Public Company Restricted Securities or Public Company Unrestricted Securities, then the applicable Pledgor shall promptly, and in any event not more than 10 days following such an event, deliver to the Broker a letter of direction in substantially the form attached as Exhibit E to the Account Control Agreement (Private Company Pledges Securities), signed by the applicable Pledgor and with receipt acknowledged by the Administrative Agent.


8.1.14   Amendments of Purpose Statements.
         --------------------------------

              In accordance with the terms of Section 221.3(c)(2)(iv) of the Federal Reserve Board Regulations, the Borrowers shall provide the Administrative Agent with a current list of Pledged Collateral which adequately supports all credit extended under this Agreement with respect to margin stock which the Administrative Agent shall attach to the executed Form FR U-1 referred to in Regulation U.

8.1.15   Acquisitions.
         ------------

              The Loan Parties may make Acquisitions in other Persons in addition to Acquisitions existing on the Closing Date and disclosed in Schedules 1.1(A-1), 1.1(A-2), 1.1(A-3) and 1.1(A-4) attached hereto as follows:

              (i) the Loan Parties may make any Acquisition without restriction as to amount, but otherwise subject to the terms and conditions of this Agreement, if on the date of the proposed Acquisition, after giving effect to the proposed Acquisition, the sum

                                                                CREDIT AGREEMENT

of (x) the Borrowers' Cash and Cash Equivalents and (y) Borrowing Base Availability shall exceed $500,000,000;

              (ii) if on the date of the proposed making of the Acquisition, after giving effect to the proposed Acquisition, the sum of (x) the Borrowers' Cash and Cash Equivalents and (y) Borrowing Base Availability shall be greater than $250,000,000 but less than or equal to $500,000,000, the Borrowers may make an Acquisition in such Acquisition Entity of up to 50% of the sum of (a) the Borrowers' Cash and Cash Equivalents and (b) Borrowing Base Availability, determined as of the date of the Acquisition but before giving effect to the proposed Acquisition; and

              (iii) if on the date of the proposed making of the Acquisition, after giving effect to the proposed Acquisition, the sum of (x) the Borrowers' Cash and Cash Equivalents and (y) Borrowing Base Availability shall be between zero and $250,000,000, the Borrowers may make an Acquisition in such Acquisition Entity of up to 40% of the sum of (a) the Borrowers' Cash and Cash Equivalents and (b) Borrowing Base Availability, determined as of the date of the Acquisition but before giving effect to the proposed Acquisition.

The Loan Parties will promptly, and in any event within five (5) Business Days of the making of any such Acquisition, provide to the Administrative Agent written notice of such Acquisition (substantially in the form of Exhibit 8.1.15
                                                                 --------------
attached hereto) and, on the last Business Day of each calendar quarter, updated Schedules to the Borrowing Base Certificate reflecting any such additional Acquisition. Notwithstanding anything to the contrary contained herein, the prohibitions contained in this Section 8.1.15 shall not apply to the extent Acquisitions are made with the capital stock of ICG.

8.1.16   Minimum Margin Value.
         --------------------

              The Borrowers shall maintain Pledged Collateral having a Minimum Margin Value and shall provide additional Pledged Collateral to the Administrative Agent immediately upon the Administrative Agent's request if the Minimum Margin Value is not maintained.

8.1.17   Delivery of Material Contracts.
         ------------------------------

              For Acquisitions made by any Loan Party after the Closing Date in
(i) Private Company Restricted Securities (to the extent any Loan Party elects to have such Private Company Restricted Securities pledged to the Administrative Agent for the ratable benefit of the Banks in accordance with the terms of the Security Agreement (Special Collateral Account)), Public Company Restricted Securities and Public Company Unrestricted Securities, such Loan Party shall deliver copies of all Material Contracts relating to such Acquisition to the Administrative Agent within sixty (60) calendar days of the closing date for any such Acquisition and (ii) Pledged In-Registration Company Securities, such Loan Party shall deliver copies of all Material Contracts relating to such Acquisition to the Administrative Agent within twenty (20) calendar days of the filing of a registration statement with respect thereto with the Securities and Exchange Commission. Notwithstanding the foregoing, Material Contracts relating to Securities acquired with Acquisition Related Indebtedness shall be delivered by the applicable Loan Party to

                                                                CREDIT AGREEMENT

the Administrative Agent promptly (and in any event within sixty (60) days) after the obligations evidenced by the notes or other evidence of indebtedness evidencing such Acquisition Related Indebtedness shall have been satisfied in full. Further, all Material Contracts which are not provided on the Closing Date as indicated on the Schedules to the Borrowing Base Certificate delivered at Closing shall be delivered by the applicable Loan Party within ninety (90) days of the date of Closing unless the Agent reasonably determines that, notwithstanding any such Loan Party's best efforts, the same cannot be obtained, in which case the related Pledged Securities shall not be eligible for inclusion in the Borrowing Base.

8.1.18   Delivery of Consents.
         --------------------

              For Acquisitions made by any Loan Party after the Closing Date in
(i) Private Company Restricted Securities (to the extent any Loan Party elects to have such Private Company Restricted Securities pledged to the Administrative Agent for the ratable benefit of the Banks in accordance with the terms of the Security Agreement (Special Collateral Account)), Public Company Restricted Securities and Public Company Unrestricted Securities, such Loan Party shall deliver copies of all Consents relating to such Acquisition to the Administrative Agent within sixty (60) calendar days of the closing date for any such Acquisition and (ii) Pledged In-Registration Company Securities, such Loan Party shall delivery copies of all Consents relating to such Acquisition to the Administrative Agent within twenty (20) calendar days of the filing of a registration statement with respect thereto with the Securities and Exchange Commission. Notwithstanding the foregoing, Consents relating to Securities acquired with Acquisition Related Indebtedness shall be delivered by the applicable Loan Party to the Administrative Agent promptly (and in any event within sixty (60) days) after the obligations evidenced by the notes or other evidence of indebtedness evidencing such Acquisition Related Indebtedness shall have been satisfied in full. Further, all Consents which are not provided on the Closing Date as indicated on the Schedules to the Borrowing Base Certificate delivered at Closing shall be delivered by the applicable Loan Party within ninety (90) days of the date of Closing unless the Agent reasonably determines that, notwithstanding any such Loan Party's best efforts, the same cannot be obtained, in which case the related Pledged Securities shall not be eligible for inclusion in the Borrowing Base.

8.1.19   Delivery of Certificates and Powers.
         -----------------------------------

              For Acquisitions made by any Loan Party after the Closing Date in
(i) Private Company Restricted Securities (to the extent any Loan Party elects to have such Private Company Restricted Securities pledged to the Administrative Agent for the ratable benefit of the Banks in accordance with the terms of the Security Agreement (Special Collateral Account)), Public Company Restricted Securities and Public Company Unrestricted Securities, such Loan Party shall (a) deliver all Certificates and Powers relating to such Acquisition to the Broker in accordance with the terms of the Security Agreement (Special Collateral Account) within sixty (60) calendar days of the closing date for any such Acquisition and (b) cause the owner of such Pledged Securities to grant to the Administrative Agent for the benefit of the Banks a first prior perfected security interest in such Pledged Securities in accordance with the terms of
Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] and (ii) Pledged In-Registration Company Securities, such Loan Party shall (a) deliver all Certificates and Powers relating to such Acquisition to the Broker in accordance with the terms of the Security Agreement

                                                                CREDIT AGREEMENT

(Special Collateral Account) within twenty (20) calendar days of the filing of a registration statement with respect thereto with the Securities and Exchange Commission and (b) cause the owner of such Pledged Securities to grant to the Administrative Agent for the benefit of the Banks a first prior perfected security interest in such Pledged Securities in accordance with the terms of
Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures]. Notwithstanding the foregoing, Certificates and Powers relating to Securities acquired with Acquisition Related Indebtedness shall be delivered by the applicable Loan Party to the Borrower promptly (and in any event within sixty (60) days) after the obligations evidenced by the notes or other evidence of indebtedness evidencing such Acquisition Related Indebtedness shall have been satisfied in full. Further, all Certificates and Powers which are not provided on the Closing Date as indicated on the Schedules to the Borrowing Base Certificate delivered at Closing shall be delivered by the applicable Loan Party within ninety (90) days of the date of Closing unless the Agent reasonably determines that, notwithstanding any such Loan Party's best efforts, the same cannot be obtained, in which case the related Pledged Securities shall not be eligible for the inclusion in the Borrowing Base.

8.1.20   Security Agreement (Special Collateral Account) relating to the Account
         -----------------------------------------------------------------------
         Agreement.
         ---------

              Effective upon the occurrence of an Event of Default, the Pledgors shall execute and deliver a Security Agreement (Special Collateral Account), substantially in the form of Exhibit 1.1(U)(1), providing for, among other
                             -----------------
things, the granting of a security interest to the Administrative Agent for the benefit of the Banks in all right, title and interest of the Pledgors in and to the Subject to Pledge Private Company Restricted Securities issued by U.S. Persons and In-Registration Company Securities issued by U.S. Persons not previously pledged pursuant to the Security Agreement (Special Collateral Account).

8.1.21   Year 2000 Compliance.
         --------------------

              Each Borrower shall perform all acts reasonably necessary to ensure that such Borrower and its Subsidiaries become Year 2000 Compliant in a timely manner. Each Borrower will also take all reasonable steps to ensure that it will not be materially adversely affected by, or as a result of, any customer's, supplier's or vendor's failure to become Year 2000 compliant. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all Information Technology and Non-Information Technology (as defined in SEC Release 33-7558, dated July 29, 1998) systems utilized by any Borrower to the extent that they are material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000.

8.2      Negative Covenants.
         ------------------

              The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall, and shall cause each of its Subsidiaries to, comply with the following negative covenants:

                                                                CREDIT AGREEMENT

8.2.1    Indebtedness.
         ------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                   (i)    Indebtedness under the Loan Documents;

                   (ii)   Existing Indebtedness as set forth on Schedule 8.2.1
                                                                --------------
(including any extensions or renewals thereof), provided there is no increase in
                                                --------
the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1;
                       --------------

                   (iii) Indebtedness secured by Purchase Money Security Interests and in respect to Capitalized Leases in the aggregate not exceeding $25,000,000;

                   (iv) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans];

                   (v)    Subordinated Debt;

                   (vi) Indebtedness in respect of (1) reimbursement obligations with respect to letters of credit and acceptances and (2) the undrawn portion of the face amount of letters of credit issued for the account of any Borrower in an aggregate amount exceeding for the Borrowers' $25,000,000 at any one time outstanding;

                   (vii) Indebtedness in respect of Guarantees permitted pursuant to Section 8.2.3;

                   (viii) Indebtedness in respect of any forward sales contract, hedging contract, or similar monetization contract or agreement involving the sale, transfer or other disposition of the Pledged Collateral or other assets ("Securities Monetization") provided that (i) any recourse granted with respect to such Securities Monetization is limited to the Pledged Collateral or other assets to which the Securities Monetization relates, (ii) no Event of Default which results in an acceleration under Sections 9.2.1 or 9.2.2 hereof or which occurs by reason of noncompliance with the Borrowing Base as a result of such Securities Monetization shall be outstanding as of the date on which such transaction is to be closed or would result therefrom and (iii) any such Securities Monetization is subject to the terms of Section 5 of the Security Agreement (Special Collateral Account); and

                   (ix)   Acquisition Related Indebtedness.

8.2.2    Liens.
         -----

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

                                                                CREDIT AGREEMENT

8.2.3    Guaranties.
         ----------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (a) Guaranties of Indebtedness in existence as of the date hereof and listed on
Schedule 8.2.3, (b) Guaranties of Indebtedness incurred after the date hereof
--------------
(provided, however, that notwithstanding anything to the contrary contained herein, in no event shall the aggregate amount of such Guaranties of Indebtedness permitted under clause (b) of this Section 8.2.3 exceed $50,000,000 at any one time outstanding for the Loan Parties and their respective Subsidiaries), and (c) Guaranties of Indebtedness of the Loan Parties otherwise permitted hereunder.

8.2.4    Loans and investments.
         ---------------------

                   (a) Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                   (i) trade credit extended on usual and customary terms in the ordinary course of business;

                   (ii) advances to employees to (a) meet expenses incurred by such employees in the ordinary course of business, (b) purchase equity securities of the Loan Parties and (c) to pay tax liabilities of the employees to the extent the aggregate amount of such advances in respect of taxes does not exceed $20,000,000;

                   (iii)  Permitted Investments;

                   (iv) loans, advances and investments in other Loan Parties permitted pursuant to Section 8.2.1(iv); and

                   (v)    Acquisitions permitted under Section 8.1.15.

8.2.5    Dividends and Related Distributions.
         -----------------------------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except (i) dividends or other distributions payable to another Loan Party, (ii) non-cash distributions contemplated by any rights offering, provided that in the case of distributions

                                                                CREDIT AGREEMENT

permitted by clause (ii) hereof, (a) after giving effect to any such distribution, no Default or Event of Default shall exist hereunder and (b) the payment of such distribution shall not violate any law and (iii) distributions payable to limited partners in accordance with the terms of the Partnership Agreement as contemplated by clause (d) of the proviso in Section 8.2.7.

8.2.6    Liquidations, Mergers, Consolidations, Acquisitions.
         ---------------------------------------------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise (other than in accordance with the terms of Section 8.1.15 [Acquisitions]) all or substantially all of the assets or capital stock of any other Person, provided that any Subsidiary of any Borrower may be merged into or consolidated
--------
with (i) any Borrower (provided that such Borrower shall be the continuing or
                       --------
surviving corporation), (ii) any one or more wholly owned Subsidiaries of any Borrower (provided that the wholly owned Subsidiary or Subsidiaries shall be the
          --------
continuing or surviving corporation) or (iii) to the extent any Acquisition Entity shall have joined this Agreement as a Loan Party pursuant to Section
11.19 [Joinder of Guarantors], any wholly-owned Subsidiary of any Borrower may be merged into or consolidated with an Acquisition Entity in which such Subsidiary is not the surviving corporation or entity.

8.2.7    Dispositions of Assets or Subsidiaries.
         --------------------------------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                   (i) transactions involving the sale of inventory in the ordinary course of business;

                   (ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                   (iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party;

                   (iv) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iii) above, which is approved by the Required Banks prior to such sale, transfer or lease of assets which approval shall not be unreasonably withheld;

                   (v) any sale or disposition of assets not in the ordinary course of business, provided that all such sales or other dispositions do not
                    --------
exceed, in the aggregate, $5,000,000; or

                                                                CREDIT AGREEMENT

                   (vi) Securities Monetizations permitted in accordance with the terms of Section 8.2.1(viii);

provided, however, that nothing contained in this Section 8.2.7 shall prohibit
--------  -------
(a) the sale of any Acquisition, the stock of which Acquisition is not part of the Pledged Collateral, so long as the Borrower gives notice of such sale to the Administrative Agent and to the Broker in accordance with the terms of Section 8.1.13, (b) the making of any Acquisition permitted under Section 8.1.15 hereof,
(c) sales of Pledged Collateral in the ordinary course of Borrower's business provided that Borrower is at all times in compliance with the Borrowing Base and subject to the terms of Section 5 of the Security Agreement (Special Collateral Account) or for (d) distributions of Pledged Collateral by 1999 Internet Capital L.P. to the extent of the then applicable Profit Percentage to the limited partners who shall be entitled thereto in accordance with the terms of the Partnership Agreement and the Administrative Agent on behalf of the Banks agrees to release its Lien on such portion of the Pledged Collateral at the time such Securities are to be distributed in accordance with the terms of the Partnership Agreement.

8.2.8    Affiliate Transactions.
         ----------------------

              Except for transactions in connection with any registered offering of ICG's securities and Acquisition Related Indebtedness permitted under Section 8.2.1(ix), each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction with an Affiliate (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) unless such transaction is
(a) not otherwise prohibited by this Agreement, (b) entered into in the ordinary course of business and (c) upon fair and reasonable arm's-length terms and conditions no less favorable to such Loan Party or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate. Notwithstanding the foregoing, each Borrower shall be entitled to charge for services provided to Acquisition Entities at such Borrower's internal cost.

8.2.9    Subsidiaries, Partnerships and Joint Ventures.
         ---------------------------------------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own any Pledged Securities other than a Subsidiary which joins this Agreement as a Guarantor and Pledgor pursuant to Section Error! Reference source not found. [Joinder of Guarantors and Pledgors], provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Administrative Agent for the benefit of the Banks in the assets held by such Subsidiary, including the Pledged Securities held by such Subsidiary.

8.2.10   Continuation of or Change in Business.
         -------------------------------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the business of the Loan Parties substantially as conducted and operated by such Loan Party or Subsidiary on the Closing Date and business directly related to such existing business, and such Loan Party or Subsidiary shall not permit any material change in such business.

                                                                CREDIT AGREEMENT

8.2.11   Plans and Benefit Arrangements.
         ------------------------------

              Each Loan Party and each other member of the ERISA Group shall not:

                   (i) be or become obligated to the PBGC, any Multiemployer Plan which is an "Employee Pension" Plan within the meaning of Section 3(2) of ERISA or any Multiple Employer Plan in excess of $500,000; or

                   (ii) be or become obligated to the Internal Revenue Service in excess of $500,000 with respect to excise or other penalty taxes provided for in those provisions of the Internal Revenue Code, as now in effect or hereafter amended or supplemented, applicable to employee benefit plans subject to ERISA.

8.2.12   Fiscal Year.
         -----------

              No Borrower shall, and neither Borrower shall permit any Subsidiary of any such Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31.

8.2.13   Changes in Organizational Documents.
         -----------------------------------

              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing written notice to the Administrative Agent and the Banks within ten (10) Business Days of any such amendment after the effective date thereof.

8.2.14   Negative Pledges.
         ----------------

     Each of the Loan Parties covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, enter into any agreement with any Person which prohibits any of the Loan Parties from granting any Liens to the Administrative Agent or the Banks except for Permitted Liens.

8.2.15 Amendment or Waiver of Subordinated Debt; Prepayment of Subordinated
       --------------------------------------------------------------------
     Debt.
     ----
              Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to:

                   (i) without the prior written consent of the Required Banks, agree to any amendment or other change to, or waiver of any of its rights under, the Subordinated Debt, the Subordinated Loan Documents or any other evidences of such Subordinated Debt which shall cause:

              (A) any payment by any of the Loan Parties to become due prior to the date such payment is due consistent with the terms and conditions set forth on Exhibit 1.1(D)(1);

                                                                CREDIT AGREEMENT

                       (B) any advancement of the maturity date under any Subordinated Loan Document; or

                       (C) any increase in the interest rate applicable to any Subordinated Debt; or

               (ii) amend, change, waive or otherwise modify any of the terms and provisions set forth in Exhibit 1.1(D)(1) to the extent such amendment,
                            -----------------
change or waiver or other modification of any of the material terms and provisions set forth in Exhibit 1.1(D)(1) would result in the terms of such
                        -----------------
Subordinated Debt being less favorable to the Senior Indebtedness than those currently applicable to such Senior Indebtedness; or

               (iii) directly or indirectly, by deposit of monies or otherwise, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any payment on account of any principal of, premium or interest payable in connection with the payment, prepayment, redemption, defeasance or retirement of any Subordinated Debt.

8.2.16   Minimum Liquidity.
         -----------------

               The Loan Parties shall not permit the sum of the Borrowers' Cash, Cash Equivalents and Borrowing Base Availability to be less than that required to pay debt service (excluding the principal amount of the Credit Facilities) and operating expenses for the period ending 90 days past the Line of Credit Expiration Date.

8.2.17   Maximum Leverage Ratio.
         ----------------------

               The Loan Parties shall not at any time permit the ratio of consolidated Indebtedness (excluding convertible Subordinated Debt) plus Letters of Credit and Guarantees of the Borrowers and their respective Subsidiaries to Consolidated Tangible Net Worth plus convertible Subordinated Debt to exceed the ratio as set forth below:

                     Period                                      Ratio
                     ------                                      -----

                     Closing Date and thereafter            .50 to 1.0

8.3      Reporting Requirements.
         ----------------------

               The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Banks:

8.3.1    Quarterly and Annual Financial Information.
         ------------------------------------------

               As soon as available and in any event within sixty (60) calendar days after the end of each of the first three fiscal quarters in each fiscal year, in the case of quarterly financial information, copies of Forms 10-Q and as soon as available and in any event within one hundred (100) calendar days after the end of each fiscal year of the Borrowers, in the case of annual financial information, copies of Forms 10-K (including audited financial statements and an opinion of KPMG LLP or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Administrative Agent), in each case certified by an Authorized Officer of the Administrative Borrower as having been prepared in accordance with GAAP, consistently applied (subject to normal year end audit adjustments in the case of quarterly information), and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

8.3.2    [Intentionally Omitted].

8.3.3    Performance and Financial Information.
         -------------------------------------

               Upon reasonable request of the Required Banks, a report of the Borrowers of the performance of each Acquisition Entity whose Pledged Collateral is then included in the Borrowing Base, such report to be substantially in the form of Exhibit 8.3.3 hereto, together with such other information as the
        -------------
Administrative Agent may reasonably request, including internally generated financial and managerial reports, provided that the Administrative Agent and the Banks must keep such reports or such other information confidential in accordance with the terms of Section 11.13 hereof.

8.3.4    Borrowing Base Certificate.
         --------------------------

               On or before three (3) Business Days following the last Friday of each month, the Borrowers shall execute and deliver to the Administrative Agent a Borrowing Base Certificate prepared by the Borrowers and certified by an Authorized Officer of the Administrative Borrower, setting forth (i) the cost basis of Private Company Restricted Securities and In-Registration Restricted Securities and (ii) the value of all Public Company Restricted Securities and Public Company Unrestricted Securities, in each case determined in accordance with the provisions of the definition of "Borrowing Base" provided for herein, and a comparison of such number to the Commitment and to the amount of outstanding Obligations.

8.3.5    Certificate of the Borrower.
         ---------------------------

               Concurrently with the financial information of the Borrowers furnished to the Administrative Agent and to the Banks pursuant to Sections
8.3.1 [Quarterly and Annual Financial Information], a certificate of the Administrative Borrower signed by an Authorized Officer of the Administrative Borrower, in the form of Exhibit 8.3.5, to the effect that (i) the
                         -------------
representations and warranties of the Borrowers contained in Section 6 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof in all material respects,
(ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 8.2.15 [Minimum Liquidity] and 8.2.16 [Maximum Leverage Ratio].

8.3.6    Notice of Default.
         -----------------

               Promptly after any Authorized Officer of any Loan Party has acquired knowledge of the occurrence of an Event of Default or Potential Default, a certificate signed by the Authorized Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

8.3.7    Notice of Litigation.
         --------------------

               Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $5,000,000 or which if adversely determined would constitute a Material Adverse Change.

8.3.8    Certain Events.
         --------------

               Written notice to the Administrative Agent:

                     (i) within the time limits set forth in Section 8.2.13 [Changes in Organizational Documents], of any amendment to the organizational documents of any Loan Party; and

                     (ii) at least thirty (30) calendar days prior thereto, with respect to any change in any Loan Party's locations from the locations set forth in Schedule A to the Security Agreement.

8.3.9    Budgets, Forecasts, Other Reports and Information.
         -------------------------------------------------

               (a) Promptly upon the reasonable request of the Required Banks and upon their becoming available to any Authorized Officer of any Borrower:

                     (i) the annual budget and any forecasts or projections of any Borrower, and

                     (ii) any reports including management letters submitted to any Borrower by independent accountants in connection with any annual, interim or special audit.

               (b) Promptly upon their becoming available to any Authorized Officer of any Borrower:

                     (i) any reports, notices or proxy statements generally distributed by any Borrower to its stockholders on a date no later than the date supplied to such stockholders,

                     (ii) subject to the requirements of Section 8.3.1, regular or periodic reports, including Form 8-K, registration statements and prospectuses, filed by any Borrower with the Securities and Exchange Commission, and

                     (iii) a copy of any order in any proceeding to which any Borrower or any of its respective Subsidiaries is a party issued by any Official Body which relates to the Collateral, involves a claim or series of claims in excess of $5,000,000 or which if adversely determined would constitute a Material Adverse Change, together with such other reports and information as any of the Banks may from time to time reasonably request, including a Borrowing Base Certificate upon three (3) days written notice to the Administrative Borrower. The Borrowers shall also notify the Banks promptly upon acquiring knowledge of the enactment or adoption of any Law which could reasonably be expected to result in a Material Adverse Change.

8.3.10   Notices Regarding Plans and Benefit Arrangements.
         ------------------------------------------------

                     The Borrowers shall:

                             (a)     Within thirty (30) calendar days of such
filing, provide a copy of each annual report which is filed with respect to each Plan with the Secretary of Labor or the PBGC; and

                             (b)     Promptly, upon their becoming available,
provide copies of: (i) all non-routine correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan;
(ii) copies of all reports received by any Borrower from its actuary with respect to any Plan; (iii) copies of any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to any Borrower with respect to the intent of the PBGC to institute involuntary termination proceedings; and (iv) copies of all non-routine correspondence with the plan sponsor with respect to any Multiemployer Plan or Multiple Employer Plan.

                             9.      DEFAULT
                                     -------

9.1      Events of Default.
         -----------------

               An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

9.1.1    Payments Under Loan Documents.
         -----------------------------

               Any Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when due or
(ii) any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

9.1.2    Breach of Warranty.
         ------------------

               Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

9.1.3    Breach of Negative Covenants or Visitation Rights.
         -------------------------------------------------

               Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1.6 [Visitation Rights] or
Section 8.2 [Negative Covenants] except Sections 8.2.11, 8.2.16 and 8.2.17;

9.1.4    Breach of Other Covenants.
         -------------------------

               Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document (other than as provided in Sections 9.1.1, 9.1.2 or 9.1.3 hereof) and such default shall continue unremedied for a period of ten (10) Business Days after any Authorized Officer of any Loan Party acquires knowledge of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties);

9.1.5    Defaults in Other Agreements or Indebtedness.
         --------------------------------------------

               A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $5,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

9.1.6    Final Judgments or Orders.
         -------------------------

               Any final judgments or orders for the payment of money in excess of $5,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of forty-five (45) calendar days from the date of entry;

9.1.7    Loan Document Unenforceable.
         ---------------------------

               Any of the Loan Documents, any Guaranty or any Guaranty Joinder shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

9.1.8    Uninsured Losses; Proceedings Against Assets.
         --------------------------------------------

               There shall occur any material uninsured damage to or loss, theft or destruction of any of the Collateral in excess of $5,000,000; or the Collateral or any other of the Loan Parties' or any of their Subsidiaries' assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within forty-five (45) calendar days thereafter;

9.1.9    Notice of Lien or Assessment.
         ----------------------------

               A notice of Lien or assessment in excess of $5,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid or discharged within forty-five (45) calendar days after the same becomes payable;

9.1.10   Events Relating to Plans and Benefit Arrangements.
         -------------------------------------------------

               Any of the following occurs: (a) the termination of any Plan or the institution by the PBGC of proceedings for the involuntary termination of any Plan, in either case, with a vested unfunded liability in excess of $500,000; or (b) failure by any Borrower to fund, in accordance with the applicable provisions of ERISA, each of the Plans hereafter established or assumed by it, provided that such failure to fund shall not constitute an Event of Default hereunder unless such failure shall continue for five (5) days after the date on which such funding was required; or (c) the withdrawal by any Loan Party from any Multiemployer Plan or Multiple Employer Plan giving rise to a withdrawal liability in excess of $500,000).

9.1.11   Cessation of Business.
         ---------------------

               Any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7 [Disposition of Assets or Subsidiaries], or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within forty-five (45) calendar days after the entry thereof;

9.1.12   Change of Control.
         -----------------

               Any Person (other than existing shareholders of any Loan Party who would be considered an Affiliate, the parent of any such shareholders or any wholly-owned Subsidiary of any of them) shall acquire more than thirty percent (30%) of the issued and outstanding capital stock of Internet Capital Group, Inc.

9.1.13   Breach of Subordination Terms.
         -----------------------------

               Any agreement to subordinate the right of payment in respect of the Subordinated Debt to the Indebtedness arising out of or under the Loan Documents, at any time and for any reason, ceases to be in full force and effect or is declared to be null and void; or any holder of such Subordinated Debt repudiates or disavows such subordination or denies that it has further liability or obligation under such subordination agreement or gives notice to such effect or any default or event of default shall have occurred and be continuing under the Subordinated Loan Documents.

9.1.14   Bankruptcy, Insolvency or Reorganization Proceedings.
         ----------------------------------------------------

               (a) Any Loan Party or any Subsidiary of a Loan Party shall make an assignment for the benefit of creditors, file a petition for an Insolvency Proceeding in favor of such Loan Party or such Subsidiary of such Loan Party, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty (60) calendar days or more; or any order for relief shall be entered in any such proceeding; or any Loan Party by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceedings or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) calendar days or more; or

               (b) Any Loan Party or any Subsidiary of a Loan Party shall generally not pay its debts as such debts become due; or

               (c) Any Loan Party or any Subsidiary of a Loan Party shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within sixty (60) calendar days from the date thereof.

9.1.15   Investment Company Status.
         -------------------------

               Any Loan Party or any Subsidiary of any Loan Party shall be registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" (as such terms are defined in the Investment Company Act of 1940).

9.1.16   Borrowing Base.
         --------------

               The Borrowing Base shall at any time have less than twenty-five percent (25%) availability from Acquisition Entities which are Qualified Public Company Unrestricted Securities.

9.2      Consequences of Event of Default.
         --------------------------------

9.2.1    Events of Default Other Than Bankruptcy, Insolvency or Reorganization
         ---------------------------------------------------------------------
         Proceedings.
         -----------
               If an Event of Default specified under Sections 9.1.1 through
9.1.13 or Sections 9.1.15 or 9.1.16 shall occur and be continuing, the Banks and the Administrative Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Administrative Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Administrative Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Administrative Agent and the Banks, and grant to the Administrative Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Administrative Agent shall return such cash collateral to the Borrowers; and

9.2.2    Bankruptcy, Insolvency or Reorganization Proceedings.
         ----------------------------------------------------

               If an Event of Default specified under Section 9.1.14 [Bankruptcy, etc.] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

9.2.3    Set-off.
         -------

               If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section Error! Reference source not found. [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank (not including the Broker) or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of any Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, any Borrower or any such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Borrower or any such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Administrative Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of any Borrower or any such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Administrative Agent; and

9.2.4    Suits, Actions, Proceedings.
         ---------------------------

               If an Event of Default shall occur and be continuing, and whether or not the Administrative Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Administrative Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Administrative Agent or such Bank; and

9.2.5    Application of Proceeds.
         -----------------------

               From and after the date on which the Administrative Agent has taken any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall be applied as follows:

                     (i) first, to reimburse the Administrative Agent and the Banks for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Administrative Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                     (ii) second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Banks incurred under this Agreement or the Guaranty Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may determine in its discretion; and

                     (iii)   the balance, if any, as required by Law.

9.2.6    Other Rights and Remedies.
         -------------------------

               In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Administrative Agent and the Banks shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Administrative Agent and the Banks under the Loan Documents or applicable Law.

9.3      Notice of Sale.
         --------------

               (i) Any notice required to be given by the Administrative Agent of a sale, lease, or other disposition of any Public Company Restricted Securities or any Public Company Unrestricted Securities or any other intended action by the Administrative Agent relating thereto, if given ten (10) calendar days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Loan Parties.

               (ii) Any notice required to be given by the Administrative Agent of a sale, lease or other disposition of any Private Company Restricted Securities, any In-Registration Company Securities or any other intended action by the Administrative Agent relating thereto, if given ten (10) Business Days prior to such proposed action, shall constitute commercially reasonable action and fair notice thereof to the Loan Parties.

10.  THE ADMINISTRATIVE AGENT

10.1     Appointment.
         -----------

               Each Bank hereby irrevocably designates, appoints and authorizes
(i) PNC Bank to act as Administrative Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents and (ii) authorizes each of Bank of America and Deutsche Bank to act as Co-Syndication Agents for such Bank under this Agreement. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agents, the Administrative Agent or any of them by the terms hereof, together with such powers as are

                                                                CREDIT AGREEMENT


reasonably incidental thereto. PNC Bank agrees to act as the Administrative Agent on behalf of the Banks to the extent provided in this Agreement.

10.2     Delegation of Duties.
         --------------------

     The Administrative Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of their respective duties as the Administrative Agent) and, subject to Sections 10.5 [Reimbursement of Agents by Borrower] and 10.6 [Exculpatory Provisions; Limitations of Liability], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

10.3     Nature of Duties; Independent Credit Investigation.
         --------------------------------------------------

     Neither the Agents nor the Administrative Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Administrative Agent shall be mechanical and administrative in nature, the Administrative Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank, and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "Administrative Agents" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Administrative Agent has not made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Administrative Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

10.4 Actions in Discretion of Administrative Agent; Instructions From the Banks.
     ---------------------------------------------------------------------------

                  The Administrative Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Administrative Agent's rights, powers or discretion herein, provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Administrative Agent shall have authority, in its sole

                                                                CREDIT AGREEMENT

discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section 10.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 10.6, no Bank shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Administrative Agent.

10.5     Reimbursement and Indemnification of Agents by the Borrowers.
         ------------------------------------------------------------

     The Borrowers unconditionally agree to pay or reimburse the Administrative Agent and each Agent and hold the Administrative Agent and each Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers and environmental consultants, incurred by the Administrative Agent or any Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and
(b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or any Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent or any Agent hereunder or thereunder, provided that the Borrowers shall not be liable for any portion of
            --------
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Administrative Agent's or any Agent's gross negligence or willful misconduct, or if the Administrative Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in a loss to the Borrowers), or if the same results from a compromise or settlement agreement entered into without the consent of the Administrative Borrower, which shall not be unreasonably withheld. In addition, upon the happening of an Event of Default and during the continuance thereof, the Borrowers agree to reimburse and pay all reasonable out-of-pocket expenses of the Administrative Agent's and each Agent's regular employees and agents engaged to perform audits of the Loan Parties' books, records and business properties.

10.6     Exculpatory Provisions; Limitation of Liability.
         -----------------------------------------------

     Neither the Administrative Agent, any Co-Syndication Agent, the Lead Arranger, nor any of their respective directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in

                                                                CREDIT AGREEMENT

connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Administrative Agent or any Co-Syndication Agent or the Lead Arranger or any of their respective Subsidiaries against the Administrative Agent, any Co-Syndication Agent, any Bank, the Lead Arranger or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties (for itself and on behalf of each of its Subsidiaries), the Administrative Agent, each Co-Syndication Agent, the Lead Arranger and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder or given to the Administrative Agent for the account of or with copies for the Banks, the Administrative Agent, each Co-Syndication Agent, the Lead Arranger and each of their respective directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Administrative Agent, any Co-Syndication Agent, the Lead Arranger or any of their directors, officers, employees, agents, attorneys or Affiliates.

10.7     Reimbursement and Indemnification of Administrative Agent by Banks.
         ------------------------------------------------------------------

     Each Bank agrees to reimburse and indemnify the Administrative Agent (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Administrative Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such
            --------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Administrative Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and

                                                                CREDIT AGREEMENT

the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Administrative Agent (to the extent not reimbursed by the Borrowers and without limiting the Obligation of the Borrowers to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrowers to the Administrative Agent in connection with the Administrative Agent's periodic audit of the Loan Parties' books, records and business properties.

10.8     Reliance by Administrative Agent.
         --------------------------------

     The Administrative Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

10.9     Notice of Default.
         -----------------

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Administrative Agent has received written notice from a Bank or the Administrative Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

10.10    Notices.
         -------

     The Administrative Agent agrees to promptly send to each Bank a copy of all notices received from any Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Administrative Agent shall promptly notify the Administrative Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

10.11    Banks in Their Individual Capacities; Administrative Agent in its
         -----------------------------------------------------------------
         Individual Capacity.
         -------------------

     With respect to its Revolving Credit Commitment, its Line of Credit Commitment, the Revolving Credit Loans made by it, the Line of Credit Loans made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Administrative Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Agent and the term "Bank" and "Banks" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. PNC Bank and its Affiliates and each of the other Banks and their respective

                                                                CREDIT AGREEMENT

Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Administrative Agent, as though it were not acting as Administrative Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder, in each case without notice to or consent of the other Banks. The Banks acknowledge that, pursuant to such activities, the Administrative Agent may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

10.12    Holders of Notes.
         ----------------

     The Administrative Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

10.13    Equalization of Banks.
         ---------------------

     The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 4.4.3 [Agent's and Bank's Rights], 5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such
                               --------
excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

10.14    Successor Administrative Agent.
         ------------------------------

     The Administrative Agent may, and at the request of the Required Banks shall, resign as Administrative Agent by giving not less than thirty (30) days' prior written notice to the Administrative Borrower. If the Administrative Agent shall resign under this Agreement, then

                                                                CREDIT AGREEMENT

either (a) the Required Banks shall appoint from among the Banks a successor Administrative Agent for the Banks, subject to the consent of the Administrative Borrower, such consent not to be unreasonably withheld, or (b) if a successor Administrative Agent shall not be so appointed and approved within the thirty
(30) day period following the Administrative Agent's notice to the Banks of its resignation, then the resigning Administrative Agent shall appoint, with the consent of the Administrative Borrower, such consent not to be unreasonably withheld, a successor Administrative Agent who shall serve as Administrative Agent until such time as the Required Banks appoint and the Administrative Borrower consents to the appointment of a successor to such resigning Administrative Agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor Administrative Agent shall succeed to the rights, powers and duties of the resigning Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the resignation of the Administrative Agent hereunder, the provisions of this Section 10 shall inure to the benefit of such former Administrative Agent and such former Administrative Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Administrative Agent under this Agreement.

10.15    Administrative Agent's Fee.
         --------------------------

     The Borrowers shall pay to the Administrative Agent a periodic nonrefundable fee (the "Administrative Agent's Fee") under the terms of a letter (the "Administrative Agent's Letter") between the Borrowers and the Administrative Agent, as amended from time to time.

10.16    Availability of Funds.
         ---------------------

     The Administrative Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Administrative Agent unless the Administrative Agent shall have been notified by such Bank on or before the later of (x) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or (y) two (2) hours before the time on which the Administrative Agent actually funds the proceeds of such Loan to any Borrower (whether using its own funds pursuant to this Section 10.16 or using proceeds deposited with the Administrative Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Administrative Agent). The Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Administrative Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to any Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

                                                                CREDIT AGREEMENT

10.17    Calculations.
         ------------

     In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Administrative Agent, the Borrowers and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

10.18    Beneficiaries.
         -------------

     Except as expressly provided herein, the provisions of this Section 10 are solely for the benefit of the Administrative Agent, each Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent and each Agent shall act solely as the Administrative Agent or Agent, as the case may be, of the Banks and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

10.19    Co-Syndication Agents and Lead Arranger.
         ---------------------------------------

     None of the Banks identified on the facing page or signature pages of this Agreement as a "Co-Syndication Agent" or "Lead Arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "Co-Syndication Agent" or "Lead Arranger" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                              11.  MISCELLANEOUS
                                   -------------

11.1     Modifications, Amendments or Waivers.
         ------------------------------------

     With the written consent of the Required Banks, the Administrative Agent, acting on behalf of all the Banks, and the Administrative Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder and any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided,
                                                                       --------
that, (i) without the written consent of Banks whose Commitments aggregate at least 66-2/3% of the Commitments of all of the Banks, no such agreement shall amend or change the definition of "Borrowing Base" or any of the various

                                                                CREDIT AGREEMENT

components of the Borrowing Base and (ii) without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

11.1.1   Increase of Commitment; Extension of Expiration Date.
         ----------------------------------------------------

     Increase the amount of the Revolving Credit Commitment, the Line of Credit Commitment, the Revolving Credit Commitment of any Bank hereunder, the Line of Credit Commitment of any Bank hereunder or extend the Expiration Date;

11.1.2   Extension of Payment; Reduction of Principal, Interest or Fees;
         ---------------------------------------------------------------
          Modification of Terms of Payment.
          --------------------------------

     Whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the Commitments on the Expiration Date), the Revolving Credit Commitment Fee, the Line of Credit Commitment Fee, the Letter of Credit Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Revolving Credit Commitment Fee, the Line of Credit Fee, the Letter of Credit Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Revolving Credit Commitment Fee, the Line of Credit Commitment Fee or any other fee payable to any Bank;

11.1.3   Release of Collateral or Guarantor.
         ----------------------------------

     Except for sales of assets permitted by Section 8.2.7 [Disposition of Assets or Subsidiaries], release (i) (x) any Collateral consisting of substantially all of the assets of any Loan Party, (y) any Guarantor from its Obligations under the Guaranty Agreement or (z) any other security for any of the Loan Parties' Obligations or (ii) any of the Pledged Collateral except upon sale thereof by the Borrowers to the extent permitted by and subject to the terms of the Security Agreement (Special Collateral Account); or

11.1.4   Miscellaneous
         -------------

     Amend Section 5.2 [Pro Rata Treatment of Banks], 10.6 [Exculpatory Provisions, Etc.] or 10.13 [Equalization of Banks] or this Section 11.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

provided, further, that no agreement, waiver or consent which would modify the
--------
interests, rights or obligations of any Agent in its capacity as an Agent or as the issuer of Letters of Credit shall be effective without the written consent of such Agent.

11.2     No Implied Waivers; Cumulative Remedies; Writing Required.
         ---------------------------------------------------------

     No course of dealing and no delay or failure of the Administrative Agent, any Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or

                                                                CREDIT AGREEMENT

any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent, each Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

11.3     Reimbursement and Indemnification of Banks by the Borrower; Taxes.
         -----------------------------------------------------------------

     The Borrowers, jointly and severally, agree unconditionally upon demand to pay or reimburse to each Bank (other than the Administrative Agent and Agents, as to which the Borrower's Obligations are set forth in Section 10.5 [Reimbursement of Agents By Borrower]) and to save such Bank harmless against
(i) liability for the payment of all out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the development, preparation and execution of this Agreement and the other Loan Documents and any other documents prepared in connection herewith and therewith, and the consummation of the transactions contemplated hereby and thereby, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrowers shall not be
                                      --------
liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Administrative Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrowers shall remain liable to the extent such failure to give notice does not result in a loss to the Borrowers), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Administrative Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrowers hereunder by considering the usage of one law firm to represent the Banks, the Administrative Agent and the Agents if appropriate under the circumstances. The Borrowers agree unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent, any Agent or any

                                                                CREDIT AGREEMENT

Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree unconditionally to save the Administrative Agent, each Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

11.4     Holidays.
         --------

     Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in Section 4.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option), and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

11.5     Funding by Branch, Subsidiary or Affiliate.
         ------------------------------------------

11.5.1   Notional Funding.
         ----------------

     Each Bank shall have the right from time to time, without notice to any Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the
                            --------
assumption that a payment were then due from any Borrower to such other office), and as a result of such change, no Borrower would be under any greater financial obligation pursuant to Section 5.5 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

11.5.2   Actual Funding.
         --------------

     Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section 11.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the

                                                                CREDIT AGREEMENT

compensation to any Bank (including any expenses incurred or payable pursuant to Section 5.5 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

11.6     ICG as Agent for Loan Parties.
         -----------------------------

     Each Loan Party hereby irrevocably appoints ICG as the borrowing agent and attorney-in-fact for the Loan Parties (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by all of the Loan Parties that such appointment has been revoked and that another Loan Party has been appointed Administrative Borrower. Each Loan Party hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Administrative Agent with all notices with respect to Loans obtained for the benefit of any Loan Party and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. Each Loan Party hereby irrevocably appoints and authorizes the Administrative Borrower to provide the Administrative Agent with all notices and to take all action as the Administrative Borrower deems appropriate with respect to all Letters of Credit under this Agreement. It is understood that the handling of the loan account and Collateral of the Loan Parties in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Loan Parties in order to utilize the collective borrowing powers of the Loan Parties in the most efficient and economical manner and at their request, and that neither the Administrative Agent, any Agent nor any Bank shall incur liability to the Loan Parties as a result hereof. Each of the Loan Parties expects to derive benefit, directly or indirectly, from the handling of the loan account and the Collateral in a combined fashion since the successful operation of each Loan Party is dependent on the continued successful performance of the integrated group. To induce the Administrative Agent, each Agent and the Banks to do so, and in consideration thereof, each of the Loan Parties hereby jointly and severally agrees to indemnify the Administrative Agent, each Agent and the Banks and hold the Administrative Agent, each Agent and the Banks harmless against any and all liability, expense, loss or claim of damage or injury, made against the Administrative Agent, any Agent or such Banks by any of the Loan Parties or by any third party whosoever, arising from or incurred by reason of
(a) the handling of the loan account and Collateral of the Loan Parties as herein provided, (b) the Administrative Agent, any Agent and the Banks relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Administrative Agent, any Agent or any Bank hereunder or under the other Loan Documents.

11.7     Notices.
         -------

     Any notice, request, demand, direction or other communication (for purposes of this Section 11.7 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this
Section 11.7) in accordance with this Section 11.7; provided, however, that no requests or notices with respect to funding or utilization of the facilities, no payment notices, no notices of Events of Default and no requests for waivers

                                                                CREDIT AGREEMENT

or consents shall be valid if transmitted by email or Website Posting. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 11.7 hereof or in
                                                  -------------
accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 11.7. Any Notice shall be effective:

     (i)   In the case of hand-delivery, when delivered;

     (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

     (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

     (iv) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

     (v)   In the case of electronic transmission, when actually received;

     (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 11.7; and

     (vii) If given by any other means (including by overnight courier), when actually received.

Any Bank giving a Notice to a Loan Party shall concurrently send a copy thereof to the Administrative Agent and each Agent, and the Administrative Agent and each Agent shall promptly notify the other Banks of its receipt of such Notice.

11.8     Severability.
         ------------

     The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

11.9     Governing Law.
         -------------

     Each Letter of Credit and Section 2.8 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of

                                                                CREDIT AGREEMENT

Pennsylvania without regard to its conflict of laws principles and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

11.10    Prior Understanding.
         -------------------

     This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

11.11    Duration; Survival.
         ------------------

     All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Administrative Agent, any Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 8.1 [Affirmative Covenants], 8.2 [Negative Covenants] and 8.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as any Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of any Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Sections 10.5 [Reimbursement of Agents by Borrowers, Etc.], 10.7 [Reimbursement of Agents by Banks] and 11.3 [Reimbursement of Banks by Borrowers; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

11.12    Successors and Assigns.
         ----------------------

     (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Administrative Agent, the Agents, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Administrative Borrower and the Administrative Agent with respect to any assignee, such consent not to be unreasonably withheld, provided that (1) no consent of any Borrower shall be required (A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $2,500,000 or the amount of the assigning Bank's Commitment. In the case of an assignment, upon receipt by the Administrative Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted

                                                                CREDIT AGREEMENT

accordingly, and upon surrender of any Note subject to such assignment, the Borrowers shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Bank in an amount equal to the Revolving Credit Commitment retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Administrative Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 9.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], or 11.1.3 [Release of Collateral or Guarantor]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

     (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Administrative Borrower and the Administrative Agent the form of certificate described in Section 11.18 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 11.13 [Confidentiality].

     (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of any Borrower or the Administrative Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

11.13    Confidentiality.
         ---------------

11.13.1  General.
         -------

     The Administrative Agent, each Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information any Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Administrative Agent, each Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by Section 11.12, and prospective assignees and participants,

                                                                CREDIT AGREEMENT

(iii) to the extent requested by any bank regulatory authority or, with notice to the Administrative Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement,
(iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Administrative Borrower shall have consented to such disclosure.

11.13.2  Sharing Information With Affiliates of the Banks.
         ------------------------------------------------

     Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to any Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 11.13.1 as if it were a Bank hereunder. Such authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

11.14    Counterparts.
         ------------

     This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

11.15    Agent's or Bank's Consent.
         -------------------------

     Whenever the Administrative Agent's, any Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Administrative Agent, each Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

11.16    Exceptions.
         ----------

     The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

11.17    CONSENT TO FORUM; WAIVER OF JURY TRIAL.
         --------------------------------------

     EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF

                                                                CREDIT AGREEMENT

CHESTER COUNTY PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN
SECTION 11.7 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

11.18    Tax Withholding Clause.
         ----------------------

     Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Administrative Borrower and the Administrative Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Administrative Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Administrative Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Administrative Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Administrative Borrower and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Administrative Borrower or the Administrative Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or

                                                                CREDIT AGREEMENT

stating that no such exemption or reduced rate is allowable. The Administrative Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions. The Borrowers shall not be required to increase any amounts payable pursuant to Section 5.5 hereof to any Bank that is not organized under the laws of the United States of America or a state thereof if such Bank fails to comply with requirements of this Section 11.18.

11.19    Joinder of Guarantors and Pledgors.
         ----------------------------------

     Any Subsidiary of any Borrower which is required to join this Agreement as a Guarantor or Pledgor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Administrative Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1)
                                                               -----------------
pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; (ii) a Security Agreement Joinder in substantially the form attached hereto as Exhibit 1.1(U)(2) pursuant to which it shall join as
                            -----------------
a Pledgor each of the documents to which the Pledgors are parties; (iii) documents in the forms described in Section 7.1 [First Loans] modified as appropriate to relate to such Subsidiary; and (iv) documents necessary to grant and perfect Prior Security Interests to the Administrative Agent for the benefit of the Banks in all Collateral held by such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder, such Security Agreement Joinder and related documents to the Administrative Agent within fifteen (15) days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation.

11.20    Joint and Several Obligations of Borrowers; Additional Waivers.
         --------------------------------------------------------------

     The Obligations and additional liabilities of the Borrowers under this Agreement are joint and several obligations of the Borrowers, and each Borrower hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Obligations that its liability hereunder is limited and not joint and several. Each Borrower acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Banks to make the Loans, and that the Administrative Agent, each Agent and the Banks are relying on each specific waiver and all such waivers in entering into this Agreement. The undertakings of each Borrower hereunder secure the obligations of itself and the other Borrowers. Each Borrower further agrees that:

     (a) the Administrative Agent, each Agent and the Banks may do any of the following without notice to any Borrower and without adversely affecting the validity or enforceability of this Agreement or any of the Obligations: (i) release, surrender, exchange, compromise or settle the Obligations or any part thereof with respect to any other Borrowers; (ii) change, renew or waive the terms of the Obligations, or any part thereof with respect to any other Borrowers; (iii) change, renew or waive the terms of any of the Loan Documents or any other agreements relating to the Obligations with respect to any other Borrowers; (iv) grant any extension or indulgence with respect to the payment or performance of the Obligations or any part thereof with respect to the other Borrowers; (v) enter into any agreement of forbearance with

                                                                CREDIT AGREEMENT

respect to the Obligations or any part thereof with respect to the other Borrowers; and (vi) release, surrender, exchange, impair or compromise any security of the other Borrowers held by the Administrative Agent, each Agent or the Banks for any of the Obligations. Each Borrower agrees that the Administrative Agent, each Agent and any Bank may do any of the above as the Administrative Agent, each Agent or any Bank deems necessary or advisable, in the Administrative Agent's, each Agent's or such Bank's sole discretion, without giving notice to the other Borrowers, and that the other Borrowers will remain liable for full payment and performance of the Obligations.

     (b) Each Borrower waives and agrees not to enforce any of the rights of the Administrative Agent, any Agent or any Bank against any other Borrower or any Guarantor or any other obligor of any of the Obligations or any Collateral securing the same unless and until all Obligations shall have been indefeasibly paid in full and the Borrowers' right to borrow hereunder have terminated, including but not limited to any right of such Borrower to be subrogated in whole or in part to any right or claim of the Administrative Agent, any Agent or any Bank with respect to any of the Obligations or any portion thereof. Each Borrower hereby irrevocably agrees that following the occurrence and during the continuance of any Event of Default which has not been waived by the Administrative Agent, each Agent or the Banks, each Borrower shall not enforce any rights of contribution from the other Borrowers on account of such Borrower's payment of the obligations unless and until all Obligations shall have been indefeasibly paid in full and the Borrowers' rights to borrower hereunder have terminated. Each of the Borrowers hereby waives any defenses based on suretyship or impairment of the collateral or the like.

11.21    Effect on Existing Agreement; Ratification.
         ------------------------------------------

     The Borrowers, the Administrative Agent, and the Banks agree that, on the Closing Date, all indebtedness, liabilities and obligations of the Borrowers to the Existing Banks outstanding under the Existing Agreement and the promissory notes delivered under the Existing Agreement has been paid on such date, and any commitments of the Existing Banks thereunder have been terminated. Any indemnification obligations of the borrowers under the Existing Agreement and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of this Agreement and the Notes. Each Existing Bank shall, promptly after receipt of its Note under this Agreement, return to the Administrative Borrower the promissory note received by it in connection with the Existing Agreement. By its execution of this Agreement and in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, each Bank that is not an Existing Bank (each such Bank a "New Bank") hereby assumes and covenants and agrees fully, completely and timely to perform, comply with, and discharge each and all of the obligations, duties, and liabilities of a Bank under this Agreement and shall as of the Closing Date be deemed a Bank for all purposes under this Agreement. The Borrowers, the Administrative Agent, the Agents and the Banks agree that (i) all terms and conditions of the Existing Agreement which are amended and restated by this Agreement shall remain effective until such amendment and restatement becomes effective under this Agreement, (ii) the representations, warranties and covenants set forth herein shall become effective concurrently with the occurrence of the Closing Date, and (iii) as of the Closing Date each reference in any

                                                                CREDIT AGREEMENT

Loan Document to the "Agreement" or "Credit Agreement" shall be deemed to be a reference to the Existing Agreement as amended and restated in the form of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                CREDIT AGREEMENT

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:                                 BORROWERS:

                                        INTERNET CAPITAL GROUP, INC.


By:                                     By: /s/ John N. Nickolas
   ---------------------------------
     Name:                              Name: John N. Nickolas
          --------------------------
     Title:                             Title: Managing Director, Finance and
           -------------------------
                                        Assistant Treasurer



ATTEST:                                 ICG HOLDINGS, INC.



By:                                     By: /s/ John N. Nickolas
   ---------------------------------
     Name:                              Name: John N. Nickolas
          --------------------------
     Title:                             Title: Managing Director, Finance and
           -------------------------
                                        Assistant Treasurer

                                                                CREDIT AGREEMENT

                               PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Administrative Agent


                               By: /s/ John T. Freyhof
                               Title: Managing Director


                               BANK OF AMERICA, N.A., individually and as
                               Co-Syndication Agent


                               By: /s/ Jouni Korhonen
                               Title: Managing Director


                               DEUTSCHE BANK AG NEW YORK BRANCH/CAYMAN ISLAND BRANCH, individually and as Co-Syndication Agent


                               By: /s/ Sheryl L. Paynter
                               Title: Vice-President


                               By: /s/ David Wagstaff IV
                               Title: Director


                               PNC CAPITAL MARKETS, INC.
                                   as Lead Arranger


                               By: /s/ Douglas O. Winters
                               Title: Managing Director


                               COMERICA BANK - CALIFORNIA



                               By: /s/ Alan Jepsen
                               Title: Vice-President


                               FIRST UNION INVESTORS, INC.


                               By: /s/ Jim Redman
                               Title: Senior Vice-President

                                                                CREDIT AGREEMENT

                               MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC.


                               By: /s/ Frank Pawlowski
                               Title: Vice President

                               IMPERIAL BANK


                               By: /s/ James N. Reddish
                               Title: Vice President


                               THE BANK OF NOVA SCOTIA


                               By: /s/ Todd S. Meller
                               Title: Managing Director


                               PROGRESS BANK



                               By: /s/ Liz Lambert
                               Title: Vice-President

                                                                CREDIT AGREEMENT

                                SCHEDULE 1.1(A-1)

                   PLEDGED IN-REGISTRATION COMPANY SECURITIES

(i)      Arbinet Holdings, Inc. (d/b/a Arbinet Communications)

(ii)     Clear Commerce Corporation

(iii)    CommerX, Inc.

(iv)     Context Integration, Inc.

(v)      Deja.com, Inc.

(vi)     iSky, Inc. (f/k/a SkyAlland)

(vii)    Linkshare Corporation

(viii)   PaperExchange.com

(ix)     ServiceSoft Technologies, Inc.

                                                                CREDIT AGREEMENT

                                SCHEDULE 1.1(A-2)

                   PLEDGED PRIVATE COMPANY RESTRICT SECURITIES

(i)      Applied Internet Technologies, inc. (f/k/a Animated Images, Inc.)

(ii)     asseTrade.com, Inc.

(iii)    AutoVia Corporation (f/k/a RapidAutoNet)

(iv)     Benchmarking Partners, Inc.

(v)      BidCom, Inc.

(vi)     Blackboard, Inc.

(vii)    Collabria, Inc.

(viii)   CommerceQuest, Inc. (f/k/a MessageQuest)

(ix)     ComputerJobs.com, Inc.

(x)      CyberCrop.com, Inc. (f/k/a AG Producer Network)

(xi)     Data West Corporation (d/b/a Courtlink)

(xii)    e-chemicals, Inc.

(xiii)   e-MarketWorld, Inc.

(xiv)    EmployeeLife.com (f/k/a Pointment)

(xv)     Entegrity Solutions Corporation

(xvi)    ICG Commerce, Inc. (f/k/a Purchasing Solutions, Inc.)

(xvii)   Internet Commerce Systems, Inc.

(xviii)  iParts, Inc.

(xix)    Jamcracker, Inc. (f/k/a VitalTone)

(xx)     JusticeLink, Inc.

(xxi)    Logistics.com

(xxii)   MetalSite, L.P.

(xxiii)  NetVendor, Inc.

                                                                CREDIT AGREEMENT

(xxiv)   Investor Force f/k/a PlanSponsor Exchange, Inc.

(xxv)    Privaseek, Inc.

(xxvi)   Residential Delivery Services, Inc.

(xxvii)  Retail Exchange.com, Inc.

(xxviii) Sagemaker, Inc. (f/k/a E-volve)

(xxix)   StarCite! Solutions, Inc.

(xxx)    Syncra Systems, Inc.

(xxxi)   traffic.com, Inc.

(xxxii)  United Messaging, Inc.

(xxxiii) Usgift.com Corporation

(xxxiv)  Vivant! Corporation

(xxxv)   Who?Vision Systems, Inc.

                                                                CREDIT AGREEMENT

                                SCHEDULE 1.1(A-3)

                      PUBLIC COMPANY RESTRICTED SECURITIES


(i)      Ariba (f/k/a TRADEX Technologies, Inc.)

(ii)     BreakAway Solutions, Inc.

(iii)    US Interactive, Inc.

(iv)     eMerge Interactive, Inc.

(v)      Onvia.com, Inc. (f/k/a MegaDepot)

(vi)     Universal Access, Inc.

                                                                CREDIT AGREEMENT

                                SCHEDULE 1.1(A-4)

                     PUBLIC COMPANY UNRESTRICTED SECURITIES

         (i)      VerticalNet, Inc.

                                                                CREDIT AGREEMENT

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 2

Part 1 - Commitments of Banks and Addresses for Notices to Banks
----------------------------------------------------------------

                                                         Amount of
                                                      Commitment for          Amount of
                                                         Revolving       Commitment for Line         Total           Ratable
                       Bank                             Credit Loan        of Credit Loans         Commitment         Share
                       ----                           --------------     -------------------       ----------        --------

Name:          PNC Bank, N.A.                            $  20,000,000          $  20,000,000    $  40,000,000        16%
Address:       One PNC Plaza - 22nd Floor
               249 Fifth Avenue
               Pittsburgh, PA  15222-2707
Attention:     Ms. Lisa Pierce
Telephone:     (412) 762-6442
Telecopy:      (412) 762-8672

With a copy to:


Name:          VentureBank @ PNC
Address:       1000 Westlakes Drive
               Suite 200
               Berwyn, Pennsylvania  19312
Attention:     Mr. John Freyhof
Telephone:     (610) 725-5752
Telecopy:      (610) 725-5799

Name:          Bank of America, N.A.                     $  17,500,000          $  17,500,000    $  35,000,000        14%
Address:       555 California Street
               41st Floor
               San Francisco, CA 94104
Attention:     Mr. Jouni Korhonen
Telephone:     (415) 622-7293
Telecopy:      (415) 622-0632

With a copy to:

Name:          Bank of America, N.A.

Address:       1850 Gateway Blvd.
               Concord, CA  94520-3282
Attention:     Ms. Soo Lee
Telephone:     (925) 675-8204
Telecopy:      (925) 675-2853

                                                         Amount of
                                                      Commitment for          Amount of
                                                         Revolving      Commitment for Line         Total           Ratable
                       Bank                            Credit Loan        of Credit Loans         Commitment         Share
                       ----                           --------------    --------------------      ----------        -------

Name:          Deutsche Bank AG New York                 $  17,500,000          $  17,500,000    $  35,000,000        14%
               Branch/Cayman Island Branch
Address:       31 W. 52nd Street
               New York, NY  10019
Attention:     Ms. Sheryl Paynter
Telephone:     (212) 469-3829
Telecopy:      (212) 469-8212


Name:          Comerica Bank - California                $  17,000,000          $  17,000,000    $  34,000,000       13.6%
Address:       55 Almeden Blvd.
               San Jose, CA 95113
Attention:     Mr. Alan Jepsen
Telephone:     (408) 556-5877
Telecopy:      (408) 556-5889

With a copy to:

Name:        Gary Cary Ware Freidenrich
Address:     400 Hamilton
             Palo Alto, CA  94301
Attention:   Mr. Craig Tighe
Telephone:   (650) 833-2362
Telecopy:    (650) 327-3699

Name:          First Union Investors, Inc.               $  17,000,000          $  17,000,000    $  34,000,000       13.6%
Address:       201 South College Street
               NC 0760
               Charlotte, NC  28288-0760
Attention:     Mr. Brand Hosford
Telephone:     (704) 374-6355
Telecopy:      (704) 374-4793


Name:          Merrill Lynch Business Financial          $  12,500,000          $  12,500,000    $  25,000,000        10%
               Securities, Inc.
Address:       222 North LaSalle Street
               17th Floor
               Chicago, IL  60601
Attention:     Mr. Thaddeus Murphy
Telephone:     (312)
Telecopy:      (312) 368-1387

                                                         Amount of
                                                      Commitment for       Amount of
                                                         Revolving      Commitment for Line          Total           Ratable
                       Bank                             Credit Loan      of Credit Loans           Commitment         Share
                       ----                             -----------     ------------------         ----------        -------

Name:          Imperial Bank                            $  10,000,000       $   10,000,000       $  20,000,000        8%
Address:       11921 Freedom Drive
               Suite 920
               Reston, VA 20190-5608
Attention:     Ms. Lynn Hough
Telephone:     (703) 689-3768
Telecopy:      (703) 467-9308

With a copy to:

Name:          Imperial Bank
Address:       9920 South Lacienega Blvd.
               Suite 636
               Englewood, CA  90301

Attention:     General Counsel
Telephone:     (310) 417-5929
Telecopy:      (310) 417-5695

Name:          The Bank of Nova Scotia                  $  10,000,000       $ 10,000,000         $  20,000,000        8%
Address:       One Liberty Plaza
               New York, NY  10006
Attention:     Mr. Phil Adsetts
Telephone:     (212) 225-5010
Telecopy:      (212) 225-5096


Name:          Progress Bank                            $   3,500,000       $   3,500,000        $   7,000,000      2.8%
Address:       4 Sentry Parkway
               Suite 200
               Blue Bell, PA 19422
Attention:     Ms. Liz A. Lambert
Telephone:     (610) 941-2202
Telecopy:      (610) 941-4827


TOTAL                                                   $125,000,000        $125,000,000         $250,000,000       100%
                                                       ===============    ==================    ==============      ====


                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 2



Part 2 - Addresses for Notices to Borrower and Guarantors:


BORROWERS:

Name:             Internet Capital Group, Inc.
Address:          103 The Springer Building
                  3411 Silverside Road
                  Wilmington, DE  19801
Attention:        Vice President Finance Operation
Telephone:        (302) 478-6160
Telecopy:         (302) 478-3667


With a copy to:   Internet Capital Group Operations, Inc.
  Address:        800 The Safeguard Building
                  435 Devon Park Drive
                  Wayne, Pennsylvania  19087
Attention:        Mr. James N. Borum
                  Mr. Henry N. Nassau
Telephone:        (610) 989-0111
Telecopy:         (610) 989-0112


Name:             ICG Holdings, Inc.
Address:          103 The Springer Building
                  3411 Silverside Road
                  Wilmington, DE  19801
Attention:        Vice President Finance Operation
Telephone:        (302) 478-6160
Telecopy:         (302) 478-3667


With a copy to: Internet Capital Group Operations, Inc.

Address:          800 The Safeguard Building
                  435 Devon Park Drive
                  Wayne, Pennsylvania  19087
Attention:        Mr. James N. Borum
                  Mr. Henry N. Nassau
Telephone:        (610) 989-0111
Telecopy:         (610) 989-0112

                                 SCHEDULE 1.1(P)

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000

------------------------------------------------------------------------------------------------------------------------------------

                                                                              Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search                     of Filing            Number       Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Massachusetts Secretary of               March 14, 2000                        Clear
                                       State UCC

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Massachusetts State Tax                  March 14, 2000                        Clear
                                       Lien

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Suffolk County UCC                       March 16, 2000                        Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Suffolk County Local                     March 16, 2000                        Clear
                                       Judgment

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Pennsylvania Secretary of                March 9, 2000                         Clear
                                       State UCC

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Delaware County                          March 10, 2000                        Clear
                                       Prothonotary UCC

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Delaware County                         February 8, 2000                       Clear
                                       Prothonotary Federal Tax
                                       Lien

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Delaware County                         February 8, 2000                       Clear
                                       Prothonotary State Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                              Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search                     of Filing            Number        Collateral or Clear
------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Delaware County Prothonotary Local       February 8, 2000                      Clear
                                       Judgment

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Washington Secretary of State UCC        February 1, 2000                      Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Washington Federal Tax Lien              February 1, 2000                      Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     King County Washington UCC              February 29, 2000                      Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     King County Washington Federal Tax      February 29, 2000                      Clear
                                       Lien

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     King County Washington State Tax Lien   February 29, 2000                      Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     King County Washington Local Judgment   February 29, 2000                      Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Delaware Secretary of State UCC           March 9, 2000                        Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     Delaware Secretary of State Federal       March 9, 2000                        Clear
                                       Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                              Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search                     of Filing            Number       Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     New Castle County Prothonotory State      March 10, 2000                       Clear
                                       Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     New Castle County Prothonotory Local      March 10, 2000                       Clear
                                       Judgment

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     California Secretary of State           February 29, 2000                      Clear
                                       Federal Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     California Secretary of State State     February 29, 2000                      Clear
                                       Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     California Secretary of State Local    February 29, 2000                      Clear
                                                    Judgment

------------------------------------------------------------------------------------------------------------------------------------

                       Fidelity
ICG Holdings, Inc.   Leasing Inc.       California Secretary of State UCC      October 1, 1997      9729061029        Equipment

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                           San Francisco County UCC            March 10, 2000                       Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                     San Francisco County Federal Tax Lien     March 10, 2000                       Clear

------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                      San Francisco County State Tax Lien      March 10, 2000                       Clear

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                              Through Date/Date    Recordation    Collateral or
Entity Searched      Secured Party     Location of Search                         of Filing           Number          Clear
------------------------------------------------------------------------------------------------------------------------------------

ICG Holdings, Inc.                      San Francisco County Local Judgment      March 10, 2000                   Clear
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       Washington Secretary of State UCC        February 1, 2000                  Clear
Group Operations,
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       Washington Secretary of State            February 1, 2000                  Clear
Group Operations,                      Federal Tax Lien
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       King County Washington UCC              February 29, 2000                  Clear
Group Operations,
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       King County Washington Federal Tax      February 29, 2000                  Clear
Group Operations,                      Lien
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       King County Washington State Tax Lien   February 29, 2000                  Clear
Group Operations,
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       King County Washington Local Judgment   February 29, 2000                  Clear
Group Operations,
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital       PNC Bank        Delaware Secretary of State UCC              6/16/99          9930002      Debtor's right
Group Operations,                                                                                                 title and interest
Inc.                                                                                                              in shares of
                                                                                                                  stock, stock
                                                                                                                  warrants, general
                                                                                                                  intangibles,
                                                                                                                  accounts,
                                                                                                                  inventory, chattel
                                                                                                                  paper, investment
                                                                                                                  property,
                                                                                                                  equipment,
                                                                                                                  fixtures,
                                                                                                                  documents and
                                                                                                                  other property.
------------------------------------------------------------------------------------------------------------------------------------


                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                              Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search                     of Filing            Number       Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 other property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware Secretary of State Federal     March 9, 2000                     Clear
Group Operations,                      Tax Lien
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       New Castle County Prothonotory State    March 10, 2000                    Clear
Group Operations,                      Tax Lien
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       New Castle County Prothonotory Local    March 10, 2000                    Clear
Group Operations,                      Judgment
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital       PNC Bank        Pennsylvania Secretary of State UCC        6/16/99            30381060    Debtor's right
Group Operations,                                                                                                title and interest
Inc.                                                                                                             in shares of stock,
                                                                                                                 stock warrants,
                                                                                                                 general
                                                                                                                 intangibles,
                                                                                                                 accounts,
                                                                                                                 inventory, chattel
                                                                                                                 paper, investment
                                                                                                                 property,
                                                                                                                 equipment,
                                                                                                                 fixtures, documents
                                                                                                                 and other property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary UCC        March 10, 2000                    Clear
Group Operations,
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary Federal   February 8, 2000                   Clear
Group Operations,                      Tax Lien
Inc.

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                          Through Date/Date    Recordation    Collateral or
Entity Searched      Secured Party     Location of Search                     of Filing           Number          Clear
------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary       February 8, 2000                    Clear
Group Operations,                      State Tax Lien
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       Delaware County Prothonotary       February 8, 2000                    Clear
Group Operations,                      Local Judgment
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       California Secretary of State     February 29, 2000                    Clear
Group Operations,                      Federal Tax Lien
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       California Secretary of State     February 29, 2000                    Clear
Group Operations,                      State Tax Lien
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital                       California Secretary of State     February 29, 2000                    Clear
Group Operations,                      Local Judgment
Inc.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital        PNC Bank       California Secretary of State          6/16/99            9917360085   Debtor's right
Group Operations,                      UCC                                                                    title and interest
Inc.                                                                                                          in shares of
                                                                                                              stock, stock
                                                                                                              warrants, general
                                                                                                              intangibles, accounts,
                                                                                                              inventory, chattel
                                                                                                              paper, investment
                                                                                                              property, equipment,
                                                                                                              fixtures, documents
                                                                                                              and other property.
------------------------------------------------------------------------------------------------------------------------------------


Internet Capital        PNC Bank NA    San Francisco County UCC               6/21/99            99-G608013-00    Debtor's right
Group Operations,                                                                                                 title and interest
Inc.                                                                                                              in shares of
                                                                                                                  stock, stock
                                                                                                                  warrants, general
                                                                                                                  intangibles,
                                                                                                                  accounts,
                                                                                                                  inventory,
                                                                                                                  chattel paper,
                                                                                                                  investment

------------------------------------------------------------------------------------------------------------------------------------


                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                     Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search            of Filing            Number           Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           property, equipment,
                                                                                                           fixtures, documents and
                                                                                                           other property.
------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       San Francisco County Federal       March 10, 2000                   Clear
Group Operations,                      Tax Lien
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       San Francisco County State         March 10, 2000                   Clear
Group Operations,                      Tax Lien
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       San Francisco County Local         March 10, 2000                   Clear
Group Operations,                      Judgment
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Massachusetts Secretary of         March 14, 2000                   Clear
Group Operations,                      State State Tax Lien
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital       PNC Bank        Massachusetts Secretary of            6/18/99         640024        Debtor's right title and
Group Operations,                      State UCC                                                           interest in shares of
Inc.                                                                                                       stock, stock warrants,
                                                                                                           general intangibles,
                                                                                                           accounts, inventory,
                                                                                                           chattel paper, investment
                                                                                                           property, equipment,
                                                                                                           fixtures, documents and
                                                                                                           other property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Suffolk County Registry UCC        March 16, 2000                   Clear
Group Operations,
Inc.

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                     Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search            of Filing            Number         Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Suffolk County Registry Local      March 16, 2000                 Clear
Group Operations,                      Judgment
Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Washington Secretary of State     February 1, 2000                Clear
Group, Inc.                            UCC

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Washington Secretary of State     February 1, 2000                Clear
Group, Inc.                            Federal Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       King County UCC                  February 29, 2000                Clear
Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       King County Federal Tax Lien     February 29, 2000                Clear
Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       King County State Tax Lien       February 29, 2000                Clear
Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       King County Local Judgment       February 29, 2000                Clear
Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       New Castle County Prothonotory    March 10, 2000                  Clear
Group, Inc.                            State Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       New Castle County Prothonotory    March 10, 2000                  Clear
Group, Inc.                            Local Judgment

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000



------------------------------------------------------------------------------------------------------------------------------------

                                                                     Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search            of Filing            Number         Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital        PNC Bank       Pennsylvania Secretary of       June 16, 1999        30381064    Debtor's right title and
Group, Inc.              NA as         State UCC                                                        interest in shares of stock,
                         agent                                                                          stock warrants, general
                                                                                                        intangibles, accounts,
                                                                                                        inventory, chattel paper,
                                                                                                        investment property,
                                                                                                        equipment, fixtures,
                                                                                                        documents and other
                                                                                                        property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital    Advanta Bank Corp  Pennsylvania Secretary of        July 2, 1999        30441037    Equipment
Group, Inc.                            State UCC

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital        Newcourt       Pennsylvania Secretary of           12/31/99         31121192    Equipment
Group, Inc.          Communications    State UCC
                        Finance
                          Corp

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary     March 10, 2000                  Clear
Group, Inc.                            UCC

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary    February 8, 2000                 Clear
Group, Inc.                            Federal Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary    February 8, 2000                 Clear
Group, Inc.                            State Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware County Prothonotary    February 8, 2000                 Clear
Group, Inc.                            Local Judgment

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000

------------------------------------------------------------------------------------------------------------------------------------

                                                                     Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search            of Filing            Number       Collateral or Clear

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital        PNC Bank       Delaware Secretary of State        6/16/99           9930007    Debtor's right title and
Group, Inc.                            UCC                                                             interest in shares of stock,
                                                                                                       stock warrants, general
                                                                                                       intangibles, accounts,
                                                                                                       inventory, chattel paper,
                                                                                                       investment property,
                                                                                                       equipment, fixtures,
                                                                                                       documents and other property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Delaware Secretary of State      March 9, 2000                  Clear
Group, Inc.                            Federal Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Massachusetts Secretary of       March 14, 2000                 Clear
Group, Inc.                            State State Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital       PNC Bank        Massachusetts Secretary of         6/18/99           640025     Debtor's right title and
Group, Inc.            as agent        State UCC                                                       interest in shares of stock,
                                                                                                       stock warrants, general
                                                                                                       intangibles, accounts,
                                                                                                       inventory, chattel paper,
                                                                                                       investment property,
                                                                                                       equipment, fixtures,
                                                                                                       documents and other property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital        Newcourt       Massachusetts Secretary of        12/31/99           685728     Equipment
Group, Inc.          Communications    State UCC
                        Finance
                      Corporation

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000


------------------------------------------------------------------------------------------------------------------------------------

                                                                     Through Date/Date    Recordation
Entity Searched      Secured Party     Location of Search            of Filing            Number        Collateral or Clear
------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Suffolk County Registry         March 16, 2000                   Clear
Group, Inc.                            UCC

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       Suffolk County Registry         March 16, 2000                   Clear
Group, Inc.                            Local Judgment

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       California Secretary of         February 29, 2000                Clear
Group, Inc.                            State Federal Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       California Secretary of         February 29, 2000                Clear
Group, Inc.                            State State Tax Lien

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital                       California Secretary of         February 29, 2000                Clear
Group, Inc.                            State Local Judgment

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital        PNC Bank       California Secretary of              6/16/99        9917360079   Debtor's right title and
Group, Inc.             as agent       State UCC                                                        interest in shares of stock,
                                                                                                        stock warrants, general
                                                                                                        intangibles, accounts,
                                                                                                        inventory, chattel paper,
                                                                                                        investment property,
                                                                                                        equipment, fixtures,
                                                                                                        documents and other
                                                                                                        property.

------------------------------------------------------------------------------------------------------------------------------------

Internet Capital        Pac-West       California Secretary of              8/5/99         9923060439   Equipment
Group, Inc.          Telecom, Inc.     State UCC

------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000

------------------------------------------------------------------------------------------------------------------------------------

                                                                   Through Date/Date    Recordation    Collateral or
Entity Searched     Secured Party    Location of Search                of Filing           Number          Clear
------------------------------------------------------------------------------------------------------------------------------------

Internet Capital       Newcourt      California Secretary of            12/31/99          0000560327   Equipment
Group, Inc.         Communications   State UCC
                       Finance
                        Corp
---------------------------------------------------------------------------------------------------------------------------------


Internet Capital                     San Francisco County Federal    March 10, 2000                    Clear
Group, Inc.                          Tax Lien
---------------------------------------------------------------------------------------------------------------------------------


Internet Capital                     San Francisco County State      March 10, 2000                    Clear
Group, Inc.                          Tax Lien
---------------------------------------------------------------------------------------------------------------------------------


Internet Capital                     San Francisco County Local      March 10, 2000                    Clear
Group, Inc.                          Judgment
---------------------------------------------------------------------------------------------------------------------------------


Internet Capital      PNC Bank NA    San Francisco County UCC            6/21/99         99-G608013-00 Debtor's right title and
Group, Inc.                                                                                            interest in shares of stock,
                                                                                                       stock warrants, general
                                                                                                       intangibles, accounts,
                                                                                                       inventory, chattel paper,
                                                                                                       investment property,
                                                                                                       equipment, fixtures,
                                                                                                       documents and other property.

---------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        Massachusetts Secretary of      March 14, 2000                    Clear
Capital L.P.                         State UCC
---------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        Massachusetts Secretary of      March 14, 2000                    Clear
Capital L.P.                         State State Tax Lien
---------------------------------------------------------------------------------------------------------------------------------


                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Through Date/Date    Recordation    Collateral or
Entity Searched     Secured Party    Location of Search                of Filing           Number          Clear
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Suffolk County UCC              March 16, 2000                        Clear
Capital L.P.
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Suffolk County Local            March 16, 2000                        Clear
Capital L.P.                         Judgment
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Pennsylvania Secretary of       March 9, 2000                         Clear
Capital L.P.                         State UCC
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Delaware County Prothonotary    March 10, 2000                        Clear
Capital L.P.                         UCC
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Delaware County Prothonotary    February 8, 2000                      Clear
Capital L.P.                         Federal Tax Lien
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Delaware County Prothonotary    February 8, 2000                      Clear
Capital L.P.                         State Tax Lien
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Delaware County Prothonotary    February 8, 2000                      Clear
Capital L.P.                         Local Judgment
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        California Secretary of State   February 29, 2000                     Clear
Capital L.P.                         UCC
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        California Secretary of State   February 29, 2000                     Clear
Capital L.P.                         Federal Tax Lien
------------------------------------------------------------------------------------------------------------------------------------

                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Through Date/Date    Recordation    Collateral or
Entity Searched     Secured Party    Location of Search                of Filing           Number          Clear
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        California Secretary of       February 29, 2000                       Clear
Capital L.P.                         State State Tax Lien
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        California Secretary of       February 29, 2000                       Clear
Capital L.P.                         State Local Judgment
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        San Francisco County UCC      March 10, 2000                          Clear
Capital L.P.
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        San Francisco County          March 10, 2000                          Clear
Capital L.P.                         Federal Tax Lien
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        San Francisco County          March 10, 2000                          Clear
Capital L.P.                         State Tax Lien
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        San Francisco County          March 10, 2000                          Clear
Capital L.P.                         Local Judgment
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Washington Secretary          February 1, 2000                        Clear
Capital L.P.                         of State UCC
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        Washington Secretary          February 1, 2000                        Clear
Capital L.P.                         of State Federal Tax Lien
------------------------------------------------------------------------------------------------------------------------------------
1999 Internet                        King County Washington UCC    February 29, 2000                       Clear
Capital L.P.
------------------------------------------------------------------------------------------------------------------------------------


                         INTERNET CAPITAL GROUP SEARCHES
                                   MARCH 2000

------------------------------------------------------------------------------------------------------------------------------------

                                                                   Through Date/Date    Recordation    Collateral or
Entity Searched     Secured Party    Location of Search                of Filing           Number          Clear
------------------------------------------------------------------------------------------------------------------------------------

1999 Internet                        King County Washington        February 29, 2000                       Clear
Capital L.P.                         Federal Tax Lien
---------------------------------------------------------------------------------------------------------------------------------

1999 Internet                        King County Washington        February 29, 2000                       Clear
Capital L.P.                         State Tax Lien
------------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        King County Washington        February 29, 2000                       Clear
Capital L.P.                         Local Judgment
------------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        Delaware Secretary of         March 9, 2000                           Clear
Capital L.P.                         State UCC
------------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        Delaware Secretary of         March 9, 2000                           Clear
Capital L.P.                         State Federal Tax Lien
------------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        New Castle County             March 10, 2000                          Clear
Capital L.P.                         Prothonotary State
                                     Tax Lien
------------------------------------------------------------------------------------------------------------------------------------


1999 Internet                        New Castle County             March 10, 2000                          Clear
Capital L.P.                         Prothonotary Local
                                     Judgment
------------------------------------------------------------------------------------------------------------------------------------


                                 Schedule 2.9


                        "This schedule does not exist"

                                                             CREDIT AGREEMENT

                                  SCHEDULE 2.4

         Set forth below are the Revolving Credit Closing Fees for each Bank


         Bank                                                   Closing Fee
         ----                                                   -----------

         PNC Bank, N.A.                                         $100,000

         Bank of America, N.A.                                  $87,500

         Deutsche Bank AG New York Branch/Cayman Island Branch  $87,500

         Comerica Bank - California                             $85,000

         First Union Investors, Inc.                            $85,000

         Merrill Lynch Business Financial Investors, Inc.       $46,875

         Imperial Bank                                          $37,500

         The Bank of Nova Scotia                                $37,500

         Progress Bank                                          $8,750

                                                             CREDIT AGREEMENT

                                  SCHEDULE 3.4

         Set forth below are the Line of Credit Closing Fees for each Bank


         Bank                                                   Closing Fee
         ----                                                   -----------

         PNC Bank, N.A.                                          $100,000

         Bank of America, N.A.                                   $87,500

         Deutsche Bank AG New York Branch/Cayman Island Branch   $87,500

         Comerica Bank - California                              $85,000

         First Union Investors, Inc.                             $85,000

         Merrill Lynch Business Financial Investors, Inc.        $46,875

         Imperial Bank                                           $37,500

         The Bank of Nova Scotia                                 $37,500

         Progress Bank                                           $8,750

                                SCHEDULE 6.1.1

                         QUALIFICATIONS TO DO BUSINESS

Internet Capital Group, Inc.

      Delaware (by way of incorporation)

Internet Capital Group Operations, Inc.

      California
      Delaware (by way of incorporation)
      Massachusetts
      Pennsylvania

ICG Holdings, Inc.

      Delaware (by way of incorporation)

1999 Internet Capital L.P.

      Delaware (by way of formation)

                                SCHEDULE 6.1.2

                                CAPITALIZATION
                             (as of March 1, 2000)


                                   Stock             Options and         Options and
Stock            Authorized     Outstanding      Warrants Authorized   Warrants Granted
-----            ----------     -----------      -------------------   ----------------
Common
Stock, $.001
per share       300,000,000     264,283,685          63,400,000          44,564,300

Preferred
Stock            10,000,000     0                    N/A                 N/A

                                SCHEDULE 6.1.3

                                 SUBSIDIARIES

See attached organizational chart.


                                                      Internet Capital Group
                                                           Pending Final
                                                        Corporate Structure

Internet Capital Group    ICG (VNE) III, Inc.      Internet Capital Group, Inc.    Internet Capital Group (Europe) Limited
 Operations, Inc.            Delaware corp.               Holding Company          (formerly known as IBIS (505) Limited)
Houses US Employees          -------------                Delaware corp.             Houses UK Employees, Operations &
Operations & Operating       (not formed)                 -------------                        Operating Assets
       Assets                 Will issue                    Directors:                            UK Entity
   Delaware corp.             redeemable       Buckley, Brodsky, Fox, Gerrity, Keith              ---------
   -------------           preferred stock                Musser, Solvik                          Directors:
     Directors:                                                                           Allgaier, Duckett, Nassau
  (Same as Parent)                                                                       Officers: Nassau - Secretary


                                                        ICG Holdings, Inc.
                                             Holds Pre-IPO Acquisition Assets and Cash
                                                          Delaware corp.
                                                          -------------
                                                            Directors:
                                                   Buckley, Fox, Gathman, Nassau
                                                             Officers:
                                                  Buckley - President, Fox - VP,
                                          Pollan - VP, Nassau - Secretary, Gathman - CFO


CapSpan Services LLC       PE.com Holdings, LLC        1999 Internet Capital L.P.                       Satori, Inc.
    Delaware LLC           Holds common stock and            Delaware L.P.                    Holds intellectual properties for
    ------------              warrants for        Holds US 1999 Post-IPO Acquisition                    RightWorks
     33% owned            PaperExchange.com, Inc.               Assets                                Delaware corp.
                               Delaware LLC                U.S. Partnership                           -------------
                               ------------                                                              Directors:
                                50% owned                                                        Bunker, Nassau, Gathman
                                                                                                          Officers:
                                                                                          Bunker - President, Gathman - Treasurer,
                                                                                                     Nassau - Secretary

TX.com Holdings Inc.       IHG Holdings Corporation       1999 Internet Capital (Europe) L.P. CapSpan LLC    ICG Industrial America,
   Delaware corp.    Blocker corp. for Internet Healthcare           Delaware L.P.            Delaware LLC            Inc.
   -------------                Group L.L.C.                         -------------            ------------     Blocker corp. for
     Directors:                 Delaware.com             Holds European Acquisition Assets      33% owned      Industrial America
  Gathman, Nassau               ------------                        U.S. Partnership                             Delaware corp.
     Officers:                   Directors:                                                                      -------------
 Nassua - President &      Buckley, Gathman, Nassau                                                                Directors:
Secretary Gathman - CFO  Gathman - VP and Treasurer,        ICG (VNE) ILLC       ICG Eumedix Holdings, LLC     Buckley, Alexander
                          Nassau - VP and Secretary         for VerdicalNet            Delaware LLC                 Officers:
                                 Slaats - VP                 Transactions              ------------           Buckley - President,
                                                             Delaware LLC               Managers:                Alexander - VP
                                                             ------------           Gathman, Nassau           Gathman - Secretary
                                                                                        Officers:
                                                           ICG (VNE) II B.V.       Buckley - President     Name: To be determined
                                                               Dutch BV              Gathman - CFO             Delaware L.P
                                                               --------            Nassau - Secretary          ------------
                                                            for VerticalNet                               Holds CapSpan Year 2000
                                                             transactions                                       Acquistion
                                                           Director: Allgaier                                  (not formed)
                                                             (not formed)

                                                              VerticalNet
                                                              Europe B.V.
                                                               Dutch BV
                                                               --------
                                                           Director: Algaier
                                                             (not formed)
                                                              ___% owned

                                SCHEDULE 6.1.8

                        OWNED AND LEASED REAL PROPERTY

Owned property:

      None

Leased Property:

      800 The Safeguard Building
      435 Devon Park Drive
      Wayne, PA 19087

      103 The Springer Building
      3411 Siverside Road
      Wilmington, DE 19801

      44 Montgomery Street
      Floor 37, Suite 3700
      San Francisco, CA 94104

      45 Milk Street
      7th Floor
      Boston, MA 02109

      2415 Carillon Point
      Kirkland, WA 98033

      Cassini House
      57/58 St. James's Street
      London
      SW1A 1LD


                                                         SCHEDULE 6.1.15

                                           PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

                                                   SCHEDULE OF FILED TRADEMARKS

-------------------------------------------------------------------------------------------------------------------------------
              MARK                       COUNTRY          CLASS                SERIAL NO.                  FILING DATE
                                                                           (Registration No.)         (Registration Date)
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               United States       35, 36              Not Yet Provided             01/18/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Argentina           35                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Australia           35, 36              Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Brazil              35                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Canada              N/A                 Not Yet Provided             02/11/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Switzerland         35, 36              00989/2000                   02/01/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Chile               35                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               China               42                  2000013012                   01/28/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Czech                                   Not Yet Provided             Not Yet Provided
                                     Republic
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               European            9, 35,              1479567                      01/27/00
                                     Community           36
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Hong Kong           35                  03316/2000                   02/18/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Israel                                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Japan               35                  13151/2000                   02/17/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               South Korea         35                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Mexico                                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               New Zealand         36                  607080                       01/26/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Peru                35                  100028                       01/31/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Poland              35, 36              Z-214446                     02/28/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Russian                                 Not Yet Provided             Not Yet Provided
                                     Federation
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Singapore           35                  1382/00                      01/31/00
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Turkey                                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Taiwan              35                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Venezuela                               Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               South Africa        35                  Not Yet Provided             Not Yet Provided
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               United States                           Not Yet Provided             01/18/00
& Design
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Argentina           35                  Not Yet Provided             Not Yet Provided
& Design
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Australia           35, 36              Not Yet Provided             Not Yet Provided
& Design
-------------------------------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP               Brazil              35                  Not Yet Provided             Not Yet Provided
& Design
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
             MARK                COUNTRY            CLASS         SERIAL NO.             FILING DATE
                                                              (Registration No.)     (Registration Date)
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Canada              N/A       Not Yet Provided        02/11/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Switzerland         35,36     00990/2000              02/01/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Chile               35        Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  China               42        2000013010              01/28/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Czech Republic                Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  European Community  9, 35, 36 1479401                 01/27/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Hong Kong           35        03314/2000              2/18/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Israel                        Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Japan               35        13152/2000              02/17/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  South Korea         35        Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Mexico                        Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Norway              35, 36    200001002               02/02/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  New Zealand         36        607081                  01/26/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Peru                35        100912                  02/14/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Poland              35, 36    Z-214447                02/28/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Russian Federation            Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Singapore           35        1384/00                 01/31/00
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Turkey                        Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Taiwan              35        Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP & Design  Venezuela                     Not Yet Provided        Not Yet Provided
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        MARK                    COUNTRY        CLASS        SERIAL NO.           FILING DATE
                                                        (Registration No.)   (Registration Date)
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Africa     35        Not Yet Provided      Not Yet Provided
& Design
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS DESIGN          United States              Not Yet Provided      01/18/00
(Orbiting Spheres)
-----------------------------------------------------------------------------------------------------
MARKET MAKER IN A BOX         United States              Not Yet Provided      01/18/00
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        United States    35, 36    75/259,155            03/18/97
                                                         (2,293,722)           (11/16/99)
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Argentina        36        Not Yet Provided      Not Yet Provided
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Brazil           36        Not Yet Provided      Not Yet Provided
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Hong Kong        36        03315/2000            2/18/00
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        China            9         2000013011            01/28/00
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Korea      36        Not Yet Provided      Not Yet Provided
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Singapore        36        1383/00               01/31/00
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Taiwan           36        Not Yet Provided      Not Yet Provided
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Africa     36        Not Yet Provided      Not Yet Provided
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Argentina        36        Not Yet Provided      Not Yet Provided
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Brazil           36        Not Yet Provided      Not Yet Provided
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        China            9         2000013009            01/28/00
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Hong Kong        36        03317/2000            2/18/00
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Korea      36        Not Yet Provided      Not Yet Provided
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Singapore        36        1385/00               01/31/00
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Taiwan           36        Not Yet Provided      Not Yet Provided
& Design
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Africa     36        Not Yet Provided      Not Yet Provided
& Design
-----------------------------------------------------------------------------------------------------

                SCHEDULE OF MISCELLANEOUS INTELLECTUAL PROPERTY

     Internet Capital Group also has common law rights both domestically and abroad in several other trademarks including ICG.

     Internet Capital Group also owns copyrights in a wide variety of works including its website and publications.

      In a letter dated July 27, 1999 from the law firm of Niro, Scavone, Haller & Niro, (the "Firm") to Internet Capital Group, Inc. ("ICG"), the Firm claims
              ----                                    ---
that Tech Search L.L.C. (the "Company") owns and has the exclusive right to
                              -------
license a patent entitled "Remove Query Communication Systems" (the "Patent").
                                                                     ------
The Patent claims methods and systems for retrieving and presenting graphical and/or audio data from a remote server in response to a query from the end user. The Firm believes that ICG's website (www.icge.com) induces the infringement by others of one or more claims of the Patent.

      The Company has filed suit against three other companies in federal district court seeking a judgment of infringement of the Patent and damages. The Company has offered to grant ICG a license in exchange for a one-time payment. The payment would vary depending upon ICG's expected volume of use, but would not be more than $150,000. The Company will also grant ICG a full release of any past infringement.

      ICG does not believe that this claim could result in a material adverse change.

                                SCHEDULE 6.1.17

                         OWNERS OF PLEDGED COLLATERAL

(i)   Internet Capital Group, Inc.

(ii)  ICG Holdings, Inc.

(iii) 1999 Internet Capital L.P.

                                SCHEDULE 6.1.18

                              INSURANCE POLICIES

Commercial General Liability Insurance Policy No. TE06401092 from Aon Risk Services, Inc. of PA for the period February 1, 2000 to February 1, 2001.

Automobile Liability Insurance Policy No. TE06401092 from Aon Risk Services, Inc. of PA for the period February 1, 2000 to February 1, 2001.

Excess Liability Insurance Umbrella Form Policy No. XLB9154054 from Aon Risk Services, Inc. of PA for the period February 1, 2000 to February 1, 2001.

Workers Compensation and Employers' Liability Insurance Policy No. WVA6402290 from Aon Risk Services, Inc. of PA for the period February 1, 2000 to February 1, 2001.

International Management Workers Compensation Insurance Policy No. WVA6402292 from Aon Risk Services, Inc. of PA for the period February 1, 2000 to February 1, 2001.

Workers Compensation Insurance for Internet Capital Policy No. WVA6402293 from Aon Risk Services, Inc. of PA for the period February 1, 2000 to February 1, 2001.

Property and Crime Insurance Policy No. LR034 from Factory Mutual Insurance Company for the period January 1, 2000 to December 31, 2000.

Personal Property All Risk Insurance Policy No. 06020511 from Arkwright Mutual Insurance Company for the period January 1, 1998 to January 1, 2001.

                                SCHEDULE 6.1.22

                       EMPLOYEE BENEFIT PLAN DISCLOSURES

Membership Profit Interest Program: As of December 31, 1999, a total of
----------------------------------
13,567,250, adjusted for a two-for-one stock split shares of common stock have been reserved for issuance under the Membership Profit Interest Program, of which 13,080,718 shares were outstanding, leaving 486,532 shares available for future grant. The board has the power, subject to limitations contained in the Membership Profit Interest Program, to prescribe the terms and conditions of any award granted under the Membership Profit Interest Program, including the total number of shares awarded to each grantee and any applicable vesting schedule.

Internet Capital Group 1999 Equity Compensation Plan: On February 2, 1999,
----------------------------------------------------
Internet Capital Group, L.L.C. merged with and into Internet Capital Group, Inc. and Internet Capital Group, L.L.C.'s 1998 Equity Compensation Plan and Director's Option Plan (collectively, the "1998 Plan") were terminated and the 1999 Equity Compensation Plan (the "1999 Plan") was adopted. The 1999 Plan combines two components of the 1998 Plan into a single plan which is substantially the same as the 1998 Plan. The 1999 Plan provides that options outstanding under the 1998 Plan will be considered options issued under the 1999 Plan. As of December 31, 1999, a total of 42,000,000, adjusted for a two-for-one stock split shares of common stock have been reserved for issuance under the 1999 Plan. As of December 31, 1999, nonqualified options to purchase 41,164,500 were outstanding, leaving 835,500 shares available for future grant because no incentive stock options, restricted stock, SARs, performance awards, dividend equivalent rights or cash awards under the 1998 Plan or the 1999 Plan were outstanding. In February, 2000, the Board of Directors reserved an additional 18,000,000 shares for future grants. The Compensation Committee of the Board of Directors (the "Committee") has the power, subject to limitations contained in the 1999 Plan, to prescribe the terms and conditions of any award granted under the 1999 Plan, including the total number of shares and SARs to be offered to each grantee. In the event of a Change of Control (as defined in the 1999 Plan), all of the options granted under the 1999 Plan will become immediately vested and exercisable, restrictions on restricted shares will lapse and payments with respect to other awards will be accelerated unless otherwise determined by the Committee. Our board of directors may amend the 1999 Plan at any time, except that certain amendments require stockholder approval. The 1999 plan will terminate on February 2, 2009, unless terminated earlier by our board of directors.

Internet Capital Group 401(k) Plan: The Internet Capital Group 401(k) Plan is a
----------------------------------
defined contribution plan that is intended to qualify under Section 401(a) of the Code. All employees who are at least 21 years old and have been employed for one month are eligible to participate in the 401(k) Plan. An eligible employee of the Company may begin to participate in the 401(k) Plan on the first day of the plan quarter after satisfying the 401(k) Plan's eligibility requirements. A participating employee may make pre-tax contributions of a percentage (not less than 1% and not more than 15%) of his or her eligible compensation, subject to the limitations under the federal tax laws. Employee contributions and the investments earnings thereon are fully vested at all times. We do not make mating or profit-sharing contributions.

Internet Capital Group, Inc. Long-Term Incentive Plan: The long-term incentive
-----------------------------------------------------
plan allocates up to 12% of each partner company acquisition made during the year for the benefit of the participants in long-term incentive plan. The Committee awards grants in the form of interests in limited partnerships established by the Company to hold the interests in partner companies acquired during the course of a given year. All employees are eligible to participate. Any payout with respect to a grant is conditioned on the attainment of specific performance thresholds, but the Committee may accelerate payout.

                                SCHEDULE 8.2.1

                            PERMITTED INDEBTEDNESS



$23 Million note payable to e-Merge Interactive, Inc. due in 2000.

$7 Million funding commitment to Usgift.com due in 2000.

$3,236,900 note payable to American Incubators for Internet Capital Group's interest in PaperExchange.com LLC. Note due in August 2000. American Incubators has the option to covert this note into 599,426 shares of ICG common stock.

                                SCHEDULE 8.2.3

                             PERMITTED GUARANTIES

Guaranty in favor of Silicon Valley Bank (East) in respect of E-Chemicals, Inc. $2.0 Million Revolving Credit Facility.

$3 Million Note Purchase Agreement, dated July 6, 1998, between e-Chemicals, Inc. and Internet Capital Group, L.L.C. with a maturity date of July 2, 2008.

Deed of Guarantee, dated March 1, 2000, by and between Internet Capital Group, Inc. and Friends' Provident Life Office for the maximum liability of $2,983,987 (1,877,546 British pounds).

Guaranty in favor of BlackBoard, Inc. in respect to $2,480,502 of BlackBoard, Inc.'s $5 million Line of Credit.

                                 SCHEDULE 11.7

                            ADDRESSES FOR NOTICE'S

BANKS:

Name:       PNC Bank, N.A.
Address:    One PNC Plaza - 22nd Floor
            249 Fifth Avenue
            Pittsburg, PA  15222-2707
Attention:  Ms. Lisa Pierce
Telephone:  (412) 762-6442
Telecopy:   (412) 762-8672

With a copy to:

Name:       VentureBank@PNC
Address:    1000 Westlakes Drive
            Suite 200
            Berwyn, Pennsylvania 19312
Attention:  Mr. John Freyhof
Telephone:  (610) 725-5752
Telecopy:   (610) 725-5799

Name:       Bank of America, N.A.
Address:    555 California Street
            41st Floor
            San Francisco, CA 94104
Attention:  Mr. Jouni Korhonen
Telephone:  (415) 622-7293
Telecopy:   (415) 622-0632

With a copy to:

Name:       Bank of America, N.A.
Address:    1850 Gateway Blvd.
            Concord, CA 94520-3282
Attention:  Ms. Soo Lee
Telephone:  (925) 675-8204
Telecopy:   (925) 675-2853


Name:       Deutsche Bank AG New York
            Branch/Cayman Island Branch
Address:    31 W. 52nd Street
            New York, NY 10019
Attention:  Ms. Sheryl Paynter
Telephone:  (212) 469-3829
Telecopy:   (212) 469-8212

Name:       Comerica Bank - California
Address:    55 Almeden Blvd.
            San Jose, CA 95113
Attention:  Mr. Alan Jepsen
Telephone:  (408) 556-5877
Telecopy:   (408) 556-5889

With a copy to:

Name:       Gary Cary Ware Freidenrich
Address:    400 Hamilton
            Palo Alto, CA 94301
Attention:  Mr. Craig Tighe
Telephone:  (650) 833-2362
Telecopy:   (650) 327-3699

Name:       First Union Investors, Inc.
Address:    201 South College Street
            NC 0760
            Charlotte, NC 28288-0760
Attention:  Mr. Brand Hosford
Telephone:  (704) 374-6355
Telecopy:   (704) 374-4793

Name:       Merrill Lynch Business
            Financial Securities, Inc.
Address:    222 North LaSalle Street
            17th Floor
            Chicago, IL 60601
Attention:  Mr. Thaddeus Murphy
Telephone:  (312)
Telecopy:   (312) 368-1387

Name:       Imperial Bank
Address:    11921 Freedom Drive
            Suite 920
            Reston, VA 20190-5608
Attention:  Ms. Lynn Hough
Telephone:  (703) 689-3768
Telecopy:   (703) 467-9308

With a copy to:

Name:       Imperial Bank
Address:    9920 South Lacienega Blvd.
            Suite 636
            Englewood, CA 90301
Attention:  General Counsel
Telephone:  (310) 417-5929
Telecopy:   (310) 417-5695

Name:       The Bank of Nova Scotia
Address:    One Liberty Plaza
            New York, NY 10006
Attention:  Mr. Phil Adsetts
Telephone:  (212) 225-5010
Telecopy:   (212) 225-5096

Name:       Progress Bank
Address:    4 Sentry Parkway
            Suite 200
            Blue Bell, PA 19422
Attention:  Ms. Liz A. Lambert
Telephone:  (610) 941-2202
Telecopy:   (610) 941-4827

BORROWERS:

Name:       Internet Capital Group, Inc.
Address:    103 The Springer Building
            3411 Silverside Road
            Wilmington, DE 19801
Attention:  Vice President Finance Operation
Telephone:  (302) 478-6160
Telecopy:   (302) 478-3667

With a copy to:

Name:       Internet Capital Group Operations, Inc.
Address:    800 The Safeguard Building
            435 Devon Park Drive
            Wayne, Pennsylvania 19087
Attention:  Mr. James N. Borum
            Mr. Henry N. Nassau
Telephone:  (610) 989-0111
Telecopy:   (610) 989-0112

Name:       ICG Holdings, Inc.
Address:    103 The Springer Building
            3411 Silverside Road
            Wilmington, DE 19801
Attention:  Vice President Finance Operation
Telephone:  (302) 478-6160
Telecopy:   (302) 478-3667

With a copy to:

Name:       Internet Capital Group Operations, Inc.
Address:    800 The Safeguard Building
            435 Devon Park Drive
            Wayne, Pennsylvania 19087
Attention:  Mr. James N. Borum
            Mr. Henry N. Nassau
Telephone:  (610) 989-0111
Telecopy:   (610) 989-0112

                                 EXHIBIT 1.1(A)
                                     form of
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     Reference is made to the Amended and Restated Credit Agreement dated as of March 28, 2000, (as amended, supplemented or modified from time to time, the "Credit Agreement") among INTERNET CAPITAL GROUP, INC., a Delaware
 ----------------
corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings";
              ---                                                 ------------
ICG and ICG Holdings being hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the BANKS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (the "Administrative Agent") and the AGENTS (as defined in
                          --------------------
the Credit Agreement). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

     ______________________________ (the "Assignor") and
                                               --------
_______________________________ (the "Assignee"), intending to be legally bound
                                      --------
hereby, make this Assignment and Assumption Agreement this ___ day of ___________, _____ and hereby agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE to the Assignor, a ________ percent (____%) interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including without limitation, such percentage interest in the Assignor's Revolving Credit Commitment and Revolving Credit Loans, as in effect or owing to the Assignor on the Effective Date and the Notes evidencing the outstanding Loans held by the Assignor.

     2. The Assignor: (i) represents and warrants that, as of the date hereof, its Revolving Credit Commitment is $_________, the unpaid principal amount of the Revolving Credit Loans owing to the Assignor is $_________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (v) attaches the Notes referred to in paragraph 1 above and requests that the Administrative Agent exchange such Notes for new Notes as follows:

                           [INSERT LIST OF NEW NOTES]

     3. The Assignee: (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements (if any) referred to in Sections 6.1.9 and 8.3.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers under the Loan Documents as are delegated to such Administrative Agent by the terms thereof; (iv) agrees that it will become a party to and be bound by the Credit Agreement on the Effective Date (including without limitation the provisions of Section 11.11 and Section 11.12) as if it were an original Bank thereunder and will have the rights and obligations of a Bank thereunder and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and
(v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

     4. The effective date of this Assignment and Assumption shall be _____________, _____ (the "Effective Date"). Following the execution of this
                           --------------
Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

     5. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Bank thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement and the Revolving Credit Commitment of the Assignor and the Assignee shall be as set forth in
Schedule I hereto.

     6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payment under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, Commitment Fees and Letter of Credit Fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. The Assignor makes this assignment to the Assignee in consideration of the payment by the Assignee to the Assignor of $__________, receipt of which is hereby acknowledged by the Assignee.

     8. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     9. Assignor has paid to the Administrative Agent the fee of $3,500 referred to in Section 11.12 of the Credit Agreement.

     10. [This section is applicable only if the Assignee is incorporated outside of the United States.] Assignee has delivered at least five (5) Business Days prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Assignee is entitled to receive payments under the Credit Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty. [Alternative: Assignee has delivered at least five (5) Business Days prior to the Effective Date two duly completed copies of Internal Revenue Service Form W-8 of Assignee indicating that Assignee is subject to withholding of United States federal income taxes.]


                                         [NAME OF ASSIGNOR]


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         [NAME OF ASSIGNEE]


                                         By:___________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                         Notice Address:

                                         ______________________________________
                                         ______________________________________
                                         ______________________________________

                                         Telephone No.:________________________
                                         Telecopier No.:_______________________
                                         Attn:_________________________________
CONSENTED TO this _____
day of __________, _____.


PNC BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By:_________________________________
Name:_______________________________
Title:______________________________

INTERNET CAPITAL GROUP, INC.

By:________________________________
Name:______________________________
Title:_____________________________
*If applicable

(140889-3)
                                   SCHEDULE I


                       Amount of Commitment for     Amount of Revolving Credit
                     Revolving Credit Loans as of    Loans as of the Effective
                          the Effective Date                   Date

[Assignor]                $_________________            $_________________
[Assignee]                $_________________            $_________________

                                EXHIBIT 1.1 (B)
                                ---------------

                                     FORM OF
                                     -------

                           BORROWING BASE CERTIFICATE
                           --------------------------
                         (Internet Capital Group, Inc.)

                                    [Date]

PNC BANK, NATIONAL ASSOCIATION
 as Administrative Agent for the Banks Party to the Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Attention: Ms. Lisa Pierce

Ladies and Gentlemen:

          I refer to Section 8.3.4 of the Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Banks party thereto, the Guarantors party thereto, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Banks (the "Administrative Agent"), and the Agents. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. I, ________ , [CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER, VICE PRESIDENT FINANCE, TREASURER OR ASSISTANT TREASURER] of the Administrative Borrower, do hereby certify on behalf of each Borrower as of the week ended _______ [2000/2001] (the "Report Date"), that the components of the "Borrowing Base" are as follows:

A.   BORROWING BASE

1. (a) the aggregate dollar value (as determined in accordance with the definition of "Borrowing Base" in the Credit
         Agreement) of Qualified Public Company Unrestricted
         Securities (See Schedule A attached hereto)                $

2.   (a) the aggregate dollar value (as determined in accordance with the definition of "Borrowing Base" in the Credit
         Agreement) of Qualified Public Company Restricted
         Securities (See Schedule B attached hereto)                $

3. 12.5% of the aggregate cost basis (as determined in accordance with the definition of "Borrowing Base" in the Credit Agreement) of Qualified In-Registration Company Securities (See Schedule C
         attached hereto), not to exceed $25,000,000 per Acquisition
         Entity and $50,000,000 in the aggregate                    $


4.   10% of the aggregate cost basis (as determined in accordance with the definition of "Borrowing Base" in the Credit
         Agreement) of Qualified Private Company Restricted
         Securities (See Schedule D attached hereto),
         not to exceed $50,000,000 in the aggregate                 $

5.    5% of the aggregate cost basis (as determined in accordance with the definition of "Borrowing Base" in the Credit Agreement) of Subject to Pledge Private Company Restricted Securities (See Schedule E attached hereto), not to exceed $5,000,000 per Acquisition Entity and $20,000,000 in the
         aggregate                                                  $

6.   The lesser of the Sum of Items A(1), A(2), A(3), A(4) and A(5)
         or $250,000,000 = "Borrowing Base"                         $

B.   Outstandings

1.   Principal Amount of Loans Outstanding                          $

2.   Letters of Credit Outstanding                                  $

3.   Sum of Items B(1) and B(2) = "Facility Usage"                  $

C.   COMPLIANCE

1.   Excess of Item A(6) over Item B(3)                             $

2.   If Item C(1) is less than zero ($0), amount of
     mandatory prepayment due                                       $

D.   OTHER MATTERS

     The undersigned further certifies as follows:

1. Each Borrower is in compliance with, and since the most recent prior Report Date has at all times complied with, the provisions of the Credit Agreement.

2. No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

3. With respect to all financial statements delivered by or on behalf of any Borrower contemporaneously herewith, such statements are true and correct.

4. In accordance with Section 8.2.9 of the Credit Agreement, all of the Pledged Securities are owned by the Borrowers or a Significant Subsidiary pursuant to Section 11.19 of the Credit Agreement.

5.   The aggregate Profit Percentage is twelve percent (12%).

6. A minimum of 25% of the Borrowing Base set forth in Item a(6) is attributable to Acquisition Entities that are Qualified Public Company Unrestricted Securities.

7. Attached as (I) Schedule A hereto with respect to Acquisition Entities that are Public Company Unrestricted Securities, (II) Schedule B hereto with respect to Acquisition Entities that are Public Company Restricted
Securities, (III) Schedule C hereto with respect to Acquisition Entities that are Pledged In-Registration Company Securities, (IV) Schedule D with respect to Acquisition Entities that are Pledged Private Company Restricted Securities; and Schedule E with respect to Acquisition Entities that are Subject to Pledge Private Company Restricted Securities and incorporated by reference herein, is a true, complete and accurate list containing the name of each Acquisition Entity, the type and quantity of Pledged Securities, the certificate numbers of Pledged Securities, the cost basis of the Pledged Securities and the date of investment in the Pledged Securities.

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ___ day of _____, [2000/2001].

                         INTERNET CAPITAL GROUP, INC.

                         By:
                            -----------------
                         Name:
                         Title:

                                   Schedule A
                                   ----------

                                                 Market Value determined
           Name of Issuer of Public              in accordance with the
       Company Unrestricted Securities          Borrowing Base Definition
       -------------------------------          -------------------------

                                   Schedule B
                                   ----------

                                                 Market Value determined
           Name of Issuer of Public              in accordance with the
        Company Restricted Securities           Borrowing Base Definition
        -----------------------------           -------------------------

                                   Schedule C
                                   ----------


                                                Cost Basis determined
      Name of Issuer of In-Registration         in accordance with the
              Company Securities              Borrowing Base Definition
              ------------------              -------------------------

                                   Schedule D
                                   ----------

                                                Cost Basis determined
      Name of Issuer of Private Company         in accordance with the
              Restricted Securities            Borrowing Base Definition
              ---------------------            -------------------------

                                   Schedule E
                                   ----------

                                                Cost Basis determined
 Name of Issuer of Subject to Pledge Private    in accordance with the
       Company Restricted Securities           Borrowing Base Definition
       -----------------------------           -------------------------

                                                          CREDIT AGREEMENT

                                EXHIBIT 1.1(D)(1)

                             TERMS OF SUBORDINATION
                                 FOR ISSUANCE OF
                                SUBORDINATED DEBT

The notes will be unsecured obligations of Internet Capital Group, Inc. ("ICG") and will be subordinated in right of payment, as provided in the Indenture, to the prior payment in full in cash or other payment satisfactory to holders of Senior Indebtedness, of all ICG's existing and future Senior Indebtedness.

At September 30, 1999, ICG had no Senior Indebtedness outstanding but ICG's subsidiaries had approximately $1,600,000 of Senior Indebtedness outstanding and ICG is party to a $50,000,000 senior revolving credit facility. The Indenture does not restrict the incurrence by ICG or its subsidiaries of indebtedness or other obligations.

The term "Senior Indebtedness" means:

 .    the principal, premium, if any, interest and all other amounts owed in respect of all of ICG's

     -    indebtedness for money borrowed and

     - indebtedness evidenced by securities, debentures, bonds or other similar instruments

 .    all of ICG's capital lease obligations

 .    all obligations issued or assumed by ICG as the deferred purchase price of property, all of ICG's conditional sale obligations and all of ICG's obligations under any title retention agreement, but excluding trade accounts payable arising in the ordinary course of business

 .    all of ICG's obligations for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction

 .    all obligations of the type referred to in each of the above bullet points of other persons for the payment of which ICG is responsible or liable as obligor, guarantor or otherwise and

 .    all obligations of the type referred to in each of the above bullet points of other persons secured by any lien on any of our properties or assets, whether or not such obligation is assumed by ICG except for:


 .    any such indebtedness that is by its terms subordinated to or pari passu with the notes and

                                                           CREDIT AGREEMENT

 .    any indebtedness between or among ICG or its affiliates, including all other debt securities and guarantees in respect of those debt securities issued to any trust, or trustees of any trust, partnership or other entity affiliated with ICG that is, directly or indirectly, a financing vehicle used by ICG in connection with the issuance by that financing vehicle of preferred securities or other securities that rank pari passu with, or junior to, the notes

Any Senior Indebtedness will continue to be Senior Indebtedness and will be entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any of its terms.

By reason of the application of the subordination provisions, in the event of dissolution, insolvency, bankruptcy or other similar proceedings, upon any distribution of ICG's assets:

 .    the holders of the notes are required to pay over their share of that distribution to the trustee in bankruptcy, receiver or other person distributing ICG's assets for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all holders of Senior Indebtedness in full in cash or other payment satisfactory to the holders of Senior Indebtedness and

 .    unsecured creditors of ours who are not holders of notes or holders of
     Senior Indebtedness of ICG's may recover less, ratably, than holders of Senior Indebtedness of ICG's, and may recover more, ratably, than the holders of notes

In addition, ICG may not pay the principal amount, Change in Control Purchase Price, any redemption amounts or interest with respect to any notes, and ICG may not acquire any notes for cash or property, except as provided in the Indenture, if:

(1) any payment default on any Senior Indebtedness has occurred and is continuing beyond any applicable grace period or

(2) any default, other than a payment default with respect to Senior Indebtedness occurs and is continuing that permits the acceleration of the maturity of that Senior Indebtedness and that default is either the subject of judicial proceedings or ICG receives a written notice of that default (a "Senior Indebtedness Default Notice").

Notwithstanding the foregoing, payments with respect to the notes may resume and ICG may acquire notes for cash when:

     (a) the default with respect to the Senior Indebtedness is cured or waived or ceases to exist or

     (b) in the case of a default described in (2) above, 179 or more days pass after notice of the default is received by us, provided that the terms of the Indenture otherwise permit the payment or acquisition of the notes at that time.

If ICG receives a Senior Indebtedness Default Notice, then a similar notice received within nine months after receiving that Senior Indebtedness Default Notice relating to the same default on the same issue of Senior Indebtedness will not be effective to prevent the payment or acquisition of

                                                               CREDIT AGREEMENT

the notes as provided above. In addition, no payment may be made on the notes if any notes are declared due and payable prior to their Stated Maturity by reason of the occurrence of an Event of Default until the earlier of:

 .    120 days after the date of acceleration of the maturity of that Senior
     Indebtedness or

 .    the payment in full of all Senior Indebtedness

but only if payment on the notes is then otherwise permitted under the terms of the Indenture.

Upon any payment or distribution of ICG's assets to creditors upon any dissolution, winding up, liquidation or reorganization of ICG, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other similar proceedings, the holders of all the Senior Indebtedness will first be entitled to receive payment in full, in cash or other payment satisfactory to the holders of Senior Indebtedness, of all amounts due or to become due on that Senior Indebtedness, or payment of those amounts must have been provided for, before the holders of the notes will be entitled to receive any payment or distribution with respect to any notes.

The notes are effectively subordinated to all existing and future liabilities of ICG's subsidiaries. Any right of ICG to receive assets of any of ICG's subsidiaries upon their liquidation or reorganization, and the consequent right of the holders of the notes to participate in those assets, will be subject to the claims of that subsidiary's creditors, including trade creditors, except to the extent that ICG itself is recognized as a creditor of that subsidiary, in which case ICG's claims would still be subordinate to any security interests in the assets of that subsidiary and any indebtedness of that subsidiary senior to that held by ICG.

                                EXHIBIT 1.1(G)(1)
                                     form of
                   GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

     This Guarantor Joinder and Assumption Agreement is made as of __________, 200__, by ___________________________________, a_____________________________
[corporation/partnership] (the "New Guarantor").
                                -------------

                                   Background
                                   ----------

     Reference is made to (i) the Amended and Restated Credit Agreement dated as of March 28, 2000, as the same may be modified, supplemented or amended
(the "Agreement"), by and among INTERNET CAPITAL GROUP, INC., a Delaware
      ---------
corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings";
              ---                                                 ------------
ICG and ICG Holdings being referred to herein individually as a "Borrower" and
                                                                 --------
collectively as the "Borrowers"), each of the Guarantors, the Banks who are
                     ---------
parties to the Agreement, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks under the Agreement, and the Agents, (ii) the Guaranty and Suretyship Agreement, dated as of March 28, 2000 (the "Guaranty"),
                                                                    --------
of Guarantors issued to the Banks and the Administrative Agent, as the same may be modified, supplemented or amended, (iii) the Security Agreement referred to in the Agreement, as the same may be modified, supplemented or amended, (iv) the Intercompany Subordination Agreement referred to in the Agreement, as the same may be modified, supplemented or amended, and (v) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented or amended.

                                    Agreement
                                    ---------

     Capitalized terms defined in the Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor under the terms of the Agreement (including, but not limited to Sections 8.2.9 and 11.19 thereof) and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with the Borrowers and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Agreement, and the Guaranty, and hereby becomes party to the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as any Loan or any Commitment of any Bank shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of each Borrower under the Loan Documents, New Guarantor has assumed the obligations of a Guarantor under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement, the Guaranty, the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents which are stated to apply to or are made by a Guarantor. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties with respect to the Guarantors set forth in Article 6 of the Agreement is true and correct as to New Guarantor on and as of the date hereof as if made on and as of the date hereof by New Guarantor (except representations and warranties which relate solely to an earlier date or time which representations and warranties shall be true and correct in all material respects on and as of the specific date or times referred to in said representations and warranties) and (ii) New Guarantor has heretofore received a true and correct copy of the Agreement, the Guaranty, the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

     New Guarantor hereby makes, affirms, and ratifies in favor of the Banks and the Administrative Agent, the Agreement, the Guaranty, the Intercompany Subordination Agreement, the Security Agreement and each of the other Loan Documents given by the Guarantors to the Administrative Agent and any of the Banks.

     New Guarantor is simultaneously delivering to the Administrative Agent the following documents together with the Joinder required under Sections 8.2.9 (Subsidiaries, etc.) and 11.18 (Joinder of Guarantors) and, if applicable, 8.2.6 (Liquidations, Mergers etc.) of the Agreement:

                                                                         Not
                        Document                           Delivered  Delivered

Amendment to Patent, Trademark and Copyright Security
Agreement (mandatory)
Security Agreement (Special Collateral Account) Joinder
(mandatory)
Pledge Agreement - parent of New Guarantor pledging Stock of New Guarantor (mandatory)
Pledge Agreement - New Guarantor pledging stock of its
Subsidiaries (if applicable)
UCC-1 Financing Statement naming New Guarantor as debtor
(mandatory)
Opinion of Counsel (mandatory)


Updated Schedules to Credit Agreement. [Note: updates to schedules do not cure any breach of warranties].

                                                                     Not
           Schedule No. and Description            Delivered      Delivered
           ----------------------------            ---------      ---------

     Schedule 6.1.1 - Qualification to do
                      Business (mandatory)
     Schedule 6.1.3 - Subsidiaries (mandatory)

     Schedule 6.1.8 -  Owned and Leased Real
                       Property (if applicable)
     Schedule 6.1.15 - Patents, Trademarks,
                       Copyrights, Licenses,
                       Etc. (if applicable)
     Schedule 6.1.17 - Owners of Pledged
                       Collateral (if applicable)
     Schedule 6.1.18 - Insurance Policies (if
                       applicable)
     Schedule 6.1.22 - Employee Benefit Plan
                       Disclosures (if applicable)
     Schedule 8.2.1 -  Permitted Indebtedness
                       (if applicable)

                                                                        Not
         Schedule No. and Description                 Delivered      Delivered
         ----------------------------                 ---------      ---------

Schedules to Security Agreement [Note: updates to schedules do not cure breach of warranties].

     Schedule 1 - List of Grantors; Collateral
                  Information (mandatory)

     In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement.

     IN WITNESS WHEREOF, the New Guarantor has duly executed this Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Banks, as of the date and year first above written.

                                         [_____________________________]


                                         By:___________________________________
                                         Title:________________________________

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent


By:______________________________
Title:___________________________

                               EXHIBIT 1.1 (G)(2)
                                     form of
                        GUARANTY AND SURETYSHIP AGREEMENT



         This Agreement (the "Agreement"), dated as of March 28, 2000, is made
                              ---------
and given by _______________________________________., a _________ corporation, and each of the other Significant Subsidiaries (as defined in the Credit Agreement) which become Guarantors from time to time pursuant to a Guarantor Joinder and Assumption Agreement (collectively the "Guarantors;" and each is
                                                    ----------
sometimes referred to individually as a "Guarantor" ), INTERNET CAPITAL GROUP,
                                         ---------
INC., a Delaware corporation ("ICG"),and ICG HOLDINGS, INC., a Delaware
                               ---
corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein
              ------------
individually as a "Borrower" and collectively as the "Borrowers"), in favor of
                   --------                           ---------
the Administrative Agent and the Banks as defined in that certain Amended and Restated Credit Agreement dated as of even date herewith (as it may hereinafter from time to time be amended, restated, modified or supplemented, the "Credit
                                                                       ------
Agreement"), by and among ICG, ICG Holdings, the Banks party thereto, the
---------
Guarantors and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Banks (the "Administrative Agent"), and the Agents.
                          --------------------

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, this Agreement is made by the Guarantors, among other things, to induce the Administrative Agent and the Banks to enter into and make loan advances pursuant to the Credit Agreement, to induce the Administrative Agent and the Banks to extend credit to the Borrowers from time to time under the Credit Agreement, and to comply with the requirements of the Credit Agreement; and

         WHEREAS, the respective businesses and investments of the Guarantors are interdependent and loans made to any Borrower under the Credit Agreement are with the expectation that the profits and other opportunities from such investment will directly or indirectly inure to the benefit of each Guarantor and to all of them taken as an affiliated group.

         NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Guarantors hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         1.01. Definitions.  Capitalized terms used herein and not otherwise
               -----------
defined herein shall have such meanings as given to them in the Credit Agreement. In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

         "Guaranteed Obligations" shall mean with respect to each Guarantor all
          ----------------------
    obligations from time to time of any Borrower or any other Guarantor to any of the Administrative

    Agent or the Banks under or in connection with the Credit Agreement or any other Loan Document or which arise in any other manner and relate thereto, whether for principal, interest, fees, indemnities, expenses or otherwise, and all refinancings or refundings thereof, whether such obligations are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (specifically including but not limited to obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Borrower or any Guarantor (a "Person") or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation is not enforceable or allowable in such proceeding). Without limitation of the foregoing, such obligations include all obligations arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied. Without limitation of the foregoing, any of the Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by any other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement if the Administrative Agent and the Banks (or any successive assignee or transferee) from time to time assign or otherwise transfer all of their respective rights and obligations under the Loan Documents (including, without limitation, all of any commitment to extend credit), or any other Guaranteed Obligations, to any other Person.


                                   ARTICLE II
                                    GUARANTY
                                    --------

         2.01  Guaranty and Suretyship.  The Guarantors jointly and severally
               -----------------------
hereby absolutely, unconditionally and irrevocably guarantee and become surety, as though each Guarantor was a primary obligor, for the full and punctual payment and performance of the Guaranteed Obligations as and when such payment or performance shall become due (at scheduled maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Agreement is an agreement of suretyship as well as of guaranty, is a guarantee of payment and performance and not merely of collectibility, and is in no way conditioned upon any attempt to collect from or proceed against any Borrower or any other Person or any other event or circumstance. The obligations of the Guarantors under this Agreement are direct and primary obligations of each Guarantor and are independent of the Guaranteed Obligations, and a separate action or actions may be brought against any one or more of the Guarantors regardless of whether action is brought against any Borrower, any other Guarantor or any other Person or whether any Borrower, any other Guarantor or any other Person is joined in any such action or actions.

         2.02  Obligations Absolute.  The Guarantors agree that the Guaranteed
               --------------------
Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Guaranteed Obligations, any of the terms of the Loan Documents or the rights of the Administrative Agent or the Banks or any other Person with respect thereto. The obligations of the Guarantors under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:

               (a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guaranteed Obligations.

               (b) Any increase, decrease or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guaranteed Obligations.

               (c) Any failure to assert any breach of or default under any Loan Document or any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay or wrongful action in connection with any exercise or non-exercise, of any right or remedy against any Borrower or any other Person under or in connection with any Loan Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Guaranteed Obligations entitled to the benefits of this Agreement, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations.

               (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss or impairment of, or any failure to
                                                            --
protect, perfect, or preserve the value of, or any enforcement of, realization
                                            --
upon, or exercise of rights, or remedies under or in connection with, or any
                                                                      --
failure, omission, breach, default, delay or wrongful action by the Administrative Agent or the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of
                                      --
the Administrative Agent or the Banks, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations. As used in this Agreement, "direct or indirect security" for the Guaranteed

Obligations, and similar phrases, includes but is not limited to any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.

               (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Borrower or any other Person; or any action taken or election made by the Administrative Agent or the Banks, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), any Borrower or any other Person in connection with any such proceeding.

               (f) Any defense, setoff or counterclaim (excluding only the defense of full, strict and indefeasible payment and performance), which may at any time be available to or be asserted by any Borrower or any other person with respect to any Loan Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of any Borrower or any other Person from the performance or observance of any Loan Document or any of the Guaranteed Obligations.

               (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict and indefeasible payment and performance of the Guaranteed Obligations in full.

         2.03. Waivers, etc.  The Guarantors hereby waive any defense to or
               -------------
limitation on their obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 2.02 hereof. Without limitation and to the full extent permitted by applicable law, the Guarantors waive each of the following:

               (a) All notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including without limitation the following: any notice of any event or circumstance described in Section 2.02 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guaranteed Obligations; any notice of the incurrence of any Guaranteed Obligation; any notice of any default or any failure on the part of any Borrower or any other Person to comply with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of any Borrower or any other Person.

               (b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against any Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement, and any requirement that any Guarantor receive notice of such acceptance.

               (c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, "one action" laws or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent or the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Administrative Agent or the Banks, or any of them, to seek a deficiency against any Borrower or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations.

         2.04. Reinstatement.  This Agreement shall continue to be effective, or
               -------------
be automatically reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be returned by the Administrative Agent and the Banks, or any of them, for any reason (including, without limitation, by reason of such payment being a preference, fraudulent transfer or fraudulent conveyance), all as though such payment had not been made.

         2.05. No Stay.  Without limitation of any other provision of this
               -------
Agreement, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against any Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Agreement and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

         2.06. Payments.  All payments to be made by any Guarantor pursuant to
               --------
this Agreement shall be made without setoff, counterclaim, withholding or other deduction of any nature.

         2.07. Continuing Guaranty.  This Agreement is a continuing agreement
               -------------------
and shall continue in full force and effect (notwithstanding that no Guaranteed Obligations may be outstanding from time to time, or any other event or circumstance) until all Guaranteed

Obligations and all other amounts payable under this Agreement have been paid and performed in full, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.04 hereof. Any purported termination, revocation or discharge of this Agreement shall be void and of no effect. For purposes of this Agreement the Guaranteed Obligations shall not be deemed to have been paid in full until the Administrative Agent and the Banks shall have indefeasibly received payment of the Guaranteed Obligations in full and in cash and all commitments to extend credit under the Loan Documents have terminated.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Each Guarantor hereby represents and warrants to the Administrative Agent and the Banks with respect to itself as follows:

         3.01. No Conditions Precedent.  There are no conditions precedent to
               -----------------------
the effectiveness of this Guaranty that have not been satisfied or waived.

         3.02. No Reliance.  The Guarantor has, independently and without
               -----------
reliance upon the Administrative Agent and the Banks, or any of them, and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

         3.03. Representations and Warranties Remade at Each Extension of
               ----------------------------------------------------------
Credit.  Each request (including any deemed request) by any Borrower for any
------
extension of credit under the Credit Agreement shall be deemed to constitute a representation and warranty by each Guarantor to the Administrative Agent and the Banks that the representations and warranties made by each Guarantor in this Agreement are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Administrative Agent and the Banks to receive notice from such Guarantor to the contrary before the Administrative Agent or the Banks make any extension of credit under any Loan Document shall constitute a further representation and warranty by such Guarantor to the Administrative Agent and the Banks that the representations and warranties made by each Borrower are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.


                                   ARTICLE IV
                                  MISCELLANEOUS
                                  -------------

         4.01. Amendments, etc.  No amendment to or waiver of any provision of
               ----------------
this Agreement, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by the applicable Guarantor and by or on behalf of the Administrative Agent and the Banks. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.02. No Implied Waiver; Remedies Cumulative.  No delay or failure of
               --------------------------------------
the Administrative Agent or the Banks, or any of them, in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Administrative Agent and the Banks under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

         4.03. Notices.  Each Guarantor agrees that all notices, statements,
               -------
requests, demands and other communications under this Agreement shall be given to such Guarantor at the address set forth below its name on the signature page hereof in the manner and with the effect provided in Section 11.7 of the Credit Agreement. The Administrative Agent and the Banks may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of a Guarantor, and the Administrative Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

         4.04. Expenses.  Each Guarantor unconditionally agrees to pay all costs
               --------
and expenses, including reasonable attorney's fees incurred by the Administrative Agent and any of the Banks in enforcing this Agreement against any Guarantor.

         4.05. Prior Understandings.  This Agreement constitutes the entire
               --------------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

         4.06. Survival.  All representations and warranties of the Guarantors
               --------
contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Administrative Agent and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

         4.07. Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         4.08. Setoff.  In the event that at any time any obligation of the
               ------
Guarantors now or hereafter existing under this Agreement shall have become due and payable, the Administrative Agent and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of the Administrative Agent and the Banks to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Administrative Agent or the Banks. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Administrative Agent and/or the Banks, or any of them, shall have given any notice or made any demand under this Agreement or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Administrative Agent and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or other direct or indirect security, right or remedy available to the Administrative Agent and the Banks. The rights of the Administrative Agent and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker's lien) which the Administrative Agent and the Banks, or any of them, may have, and nothing in this Agreement or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker's lien of the Administrative Agent and the Banks, or any of them. The Guarantors hereby agree that, to the fullest extent permitted by law, any affiliate of the Administrative Agent and the Banks, or any of them, and any holder of a participation in any obligation of any Guarantor under this Agreement, shall have the same rights of setoff as the Administrative Agent and the Banks as provided in this Section 4.08 (regardless of whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

         4.09. Construction.  The section and other headings contained in this
               ------------
Agreement are for reference purposes only and shall not affect interpretation of this Agreement in any respect. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Agreement.

         4.10. Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Administrative Agent and the Banks, or any of them, and their successors and assigns. Without limitation of the foregoing, the Administrative Agent and the Banks, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including, without limitation, all or any portion of any commitment to extend credit), or any other Guaranteed Obligations, to any other person and such Guaranteed Obligations (including, without limitation, any Guaranteed Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Agreement, and to the extent of its interest in such Guaranteed Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Administrative Agent and the Banks in this Agreement or otherwise.

         4.11. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
               ---------------------------------------------------------------

         (a)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND
              -------------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         (b)  Certain Waivers.  EACH GUARANTOR HEREBY IRREVOCABLY:
              ---------------

         (i) CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF DELAWARE COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS PROVIDED FOR IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF;

         (ii) WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE; AND

         (iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

         (c)  Limitation of Liability.  TO THE FULLEST EXTENT PERMITTED BY LAW,
              -----------------------
NO CLAIM MAY BE MADE BY ANY GUARANTOR OR ANY OTHER PERSON AGAINST THE ADMINISTRATIVE AGENT AND THE BANKS, OR ANY OF THEM, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR ADMINISTRATIVE AGENT OF THE ADMINISTRATIVE AGENT AND THE BANKS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY); AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         4.12. Severability; Modification to Conform to Law.
               --------------------------------------------

         (a) It is the intention of the parties that this Agreement be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such Law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable Law, without in any matter affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         (b) Without limitation of the preceding subsection (a), to the extent that mandatory applicable law (including but not limited to applicable laws pertaining to fraudulent conveyance or fraudulent transfer) otherwise would render the full amount of the Guarantor's obligations hereunder invalid or unenforceable, the Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability.

         (c) Notwithstanding anything to the contrary in this Section 4.12 or elsewhere in this Agreement, this Agreement shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section
4.12 (and references elsewhere in this Agreement to enforceability to the fullest extent permitted by Law) were not a part of this Agreement, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor's obligations hereunder as to each element of such assertion.

         4.13. Additional Guarantors.  At any time after the initial execution
               ---------------------
and delivery of this Agreement to the Administrative Agent and the Banks, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Administrative Agent and the Banks a Joinder and Assumption Agreement in the form of Exhibit 1.1(G)(1) to the Credit Agreement. No notice of the addition of
        -----------------
any Guarantor shall be required to be given to any pre-existing Guarantor.

         4.14  Joint and Several Obligations.  The obligations of each Guarantor
               -----------------------------
under this Agreement are joint and several.

         4.15  Receipt of Credit Agreement and Other Loan Documents.  Each
               ----------------------------------------------------
Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with and be bound by all of the provisions of the Credit Agreement and the other Loan Documents including, without limitation, those covenants contained in Sections 8.1 and 8.2 of the Credit Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

        [SIGNATURE PAGE 1 OF 1 TO THE GUARANTY AND SURETYSHIP AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                          [INSERT NAME(S) OF GUARANTORS]

                                          By:
                                              -------------------------------
                                          Name
                                          Title

               Exhibit 1.1(I) Intercompany Subordination Agreement

                              AMENDED AND RESTATED

                      INTERCOMPANY SUBORDINATION AGREEMENT



     THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT is dated as of March 28, 2000 and is made by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings";
              ---                                                 ------------
ICG and ICG Holdings being referred to herein individually as a "Borrower" and
                                                                 --------
collectively as the "Borrowers"), and each Significant Subsidiary of the
                     ---------
Borrower as listed on the signature lines hereto (being collectively referred to herein together with the Borrowers as the "Companies" and individually as a
                                           ---------
"Company") and for the benefit of the Administrative Agent (as defined below).
--------
Each capitalized term used herein shall, unless otherwise defined herein, have the same meaning given to such term in the Amended and Restated Credit Agreement of even date herewith (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the
                                           ----------------
Borrowers, the Guarantors party thereto, the Banks party thereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (the "Administrative Agent"), and the Agents.
 --------------------

                                WITNESSETH THAT:

          WHEREAS, ICG, Internet Capital Group Operations, Inc., a Delaware corporation ("ICG Operations"), certain Banks (the "Existing Banks") and PNC
              --------------                        --------------
Bank, National Association, as agent for the Existing Banks ("PNC"), have
                                                              ---
entered into that certain Existing Agreement (as defined in the Credit Agreement) pursuant to which the Existing Banks agreed to make extensions of credit available to ICG and ICG Operations; and

          WHEREAS, pursuant to the Existing Agreement, ICG, ICG Operations and PNC have entered into an Intercompany Subordination Agreement dated as of April 30, 1999 (the "Existing Intercompany Subordination Agreement") pursuant to which
               ---------------------------------------------
ICG and ICG Operations subordinate the Subordinated Debt (as defined therein) to the Senior Debt (as defined therein); and

         WHEREAS, the Borrowers, the Agents and the Banks party thereto desire to amend and restate the Existing Agreement pursuant to the Credit Agreement and the Banks intend to make Loans to the Borrowers as provided therein; and

         WHEREAS, the Companies are now or may hereafter become indebted to each other (all present and future indebtedness of the Companies to each other except for the Operating Expenses defined below, whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the "Subordinated Debt"); and
     -----------------

         WHEREAS, ICG Operations operates the day-to-day activities of ICG, and in its capacity as ICG's operating company, ICG Operations incurs expenses which are paid directly to ICG Operations by ICG, or through payables and receivables between ICG and ICG Operations which are satisfied in the ordinary course of ICG's and ICG Operations' business (the "Operating Expenses"); and
                                         ------------------

         WHEREAS, the obligation of the Banks to make Loans is subject to the condition, among others, that the Companies subordinate the Subordinated Debt to the Obligations of the Loan Parties to the Banks pursuant to the Loan Documents (the "Senior Debt") in the manner set forth herein; and
      -----------

         WHEREAS, pursuant to the Credit Agreement, the Borrowers and the Administrative Agent desire to amend and restate the Existing Intercompany Subordination Agreement as set forth herein.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree that effective upon the Effective Date, the Existing Intercompany Subordination Agreement is hereby amended and restated in its entirety as follows:

         11. Subordinated Debt Subordinated to Senior Debt. The recitals set
             ---------------------------------------------
forth above are hereby incorporated by reference. All Subordinated Debt shall be subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

         12. Payment Over of Proceeds Upon Dissolution, Etc. Upon any
             ----------------------------------------------
distribution of assets of any Company (a) in the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar case or proceeding in connection therewith, relative to any such Company or to its assets, or (b) after the occurrence and during the continuance of an Event of Default or Potential Default under the Credit Agreement or any liquidation, dissolution or other winding up of any such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) in the event of any assignment for the benefit of creditors or any marshaling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a "Distributing Company"), then and in any such event the Banks shall be entitled to receive indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Subordinated Debt owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Subordinated Debt, and to that end the Banks shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Debt owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up or event.

         13. No Commencement of any Proceeding. Each Company agrees that, so
             ---------------------------------
long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Banks or the Administrative Agent on behalf of the Banks in commencing, any collection or enforcement proceeding against any other Company, including, but not limited to, those described in Section 2 hereof, or any other enforcement action of any kind against any Company in respect of the Subordinated Debt.

         14. Prior Payment of Senior Debt Upon Acceleration of Subordinated
             --------------------------------------------------------------
Debt. If any portion of the Subordinated Debt owed by any Company becomes or is
----
declared due and payable before its stated maturity, then and in such event the Banks shall be entitled to receive indefeasible payment in full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Credit Agreement or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Subordinated Debt is entitled to receive any payment thereon.

         15. No Payment When Senior Debt in Default. If any Event of Default
             --------------------------------------
under the Credit Agreement shall have occurred and be continuing or such an Event of Default would result from or exist after giving effect to a payment with respect to any portion of the Subordinated Debt, unless the Banks shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by the Company owing such Subordinated Debt on account of principal or interest on any portion of the Subordinated Debt.

         16. Payment Permitted if No Default. Nothing contained in this
             -------------------------------
Agreement shall prevent any of the Companies, at any time, except during the pendency of any of the conditions described in Sections 2, 4 and 5 hereof, from making the regularly scheduled payments of the Subordinated Debt, or the retention thereof by any of the Companies of any money deposited with it for the regularly scheduled payments of or on account of the Subordinated Debt.

         17. Receipt of Prohibited Payments. If, notwithstanding the foregoing
             ------------------------------
provisions of Sections 2, 4, 5 and 6 hereof, a Company which is owed Subordinated Debt by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, other than as expressly permitted by the terms of this Agreement, then and in such event such payment or distribution shall be held in trust for the benefit of the Banks, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Administrative Agent for the benefit of the Banks in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

         18. Rights of Subrogation. Each Company agrees that no payment or
             ---------------------
distribution to the Banks pursuant to the provisions of this Agreement shall entitle the Company to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full and the Commitments under the Credit Agreement shall have terminated.

         19. Instruments Evidencing Subordinated Debt. At the request of the
             ----------------------------------------
Administrative Agent, each Company shall cause each instrument, if any, which now or hereafter evidences all or a portion of the Subordinated Debt to be conspicuously marked as follows:

         "This instrument is subject to the terms of an Amended and Restated Intercompany Subordination Agreement dated as of March __, 2000 in favor of PNC Bank, National Association, as Administrative Agent, which Amended and Restated Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Amended and Restated Intercompany Subordination Agreement."

At the Administrative Agent's request, each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

         20. Agreement Solely to Define Relative Rights. The purpose of this
             ------------------------------------------
Agreement is solely to define the relative rights of the Companies, on the one hand, and the Administrative Agent and the Banks, on the other hand. Nothing contained in this Agreement is intended to or shall prevent the Companies from exercising all remedies otherwise permitted by applicable law upon default under any agreement pursuant to which the Subordinated Debt is created, subject to Sections 2, 3, 4, 5 and 6 hereof, including, without limitation, the rights under this Agreement of the Administrative Agent or the Banks to receive cash, property or securities otherwise payable or deliverable with respect to the Subordinated Debt.

         21. No Implied Waivers of Subordination. No right of the Banks or the
             -----------------------------------
Administrative Agent on behalf of the Banks to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company, by any act or failure to act by the Administrative Agent or any Bank, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Subordinated Debt is created, regardless of any knowledge thereof the Administrative Agent or any Bank may have or be otherwise charged with. Each Company by its acceptance hereof agrees that, so long as there is Senior Debt outstanding or the Commitments are in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, the obligations of the Subordinated Debt, other than by means of payment of such Subordinated Debt according to its terms, without the prior written consent of the Administrative Agent.

     Without in any way limiting the generality of the foregoing paragraph, in accordance with the Credit Agreement, the Administrative Agent on behalf of the Banks, the Banks, or the

Required Banks, as the case may be, at any time and from time to time, without the consent of or notice to the Companies, except to the extent required by the Credit Agreement or other Loan Documents, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Banks, may do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend, restate, supplement or otherwise modify the Senior Debt or the Credit Agreement; (ii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iii) exercise or refrain from exercising any rights against any of the Companies and any other person or entity.

         22. Additional Subsidiaries. The Companies covenant and agree that they
             -----------------------
shall not create or acquire any additional Subsidiaries after the date hereof, except to the extent permitted under the Credit Agreement. Borrower shall cause each direct or indirect Subsidiary which it creates or acquires after the date hereof to become a party to this Agreement by executing a joinder to this Agreement in a form acceptable to and approved by the Administrative Agent promptly after Borrower acquires or creates such Subsidiary.

         23. Continuing Force and Effect. This Agreement shall continue in force
             ---------------------------
until all of the Senior Debt is indefeasibly paid in full and the Commitments under the Credit Agreement have terminated, it being contemplated that this Agreement be of a continuing nature.

         24. Modification, Amendments or Waivers. Any and all agreements
             -----------------------------------
amending or changing any provision of this Agreement or the rights of the Administrative Agent on behalf of the Banks or the Banks hereunder, and any and all waivers or consents to any departures from the due performance of the Companies hereunder shall be made only by written agreement, waiver or consent signed by the Administrative Agent.

         25. Expenses. Subject to any additional provisions set forth in Section
             --------
10.3 of the Credit Agreement, the Companies each unconditionally and jointly and severally agree upon demand to pay to the Administrative Agent on behalf of the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements, including but not limited to reasonable fees and expenses of counsel, which may be incurred by the Banks in connection with (a) the exercise or enforcement of any of the rights of the Banks hereunder, or (b) the failure by the Companies to perform or observe any of the provisions hereof.

         26. Severability. The provisions of this Agreement are intended to be
             ------------
severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         27. Governing Law. This Agreement shall be a contract under the
             -------------
internal laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of said Commonwealth without giving effect to its conflicts of law principles.

         28. Successors and Assigns. This Agreement shall inure to the benefit
             ----------------------
of the Administrative Agent, the Banks and their respective successors and assigns, and the obligations of the Companies shall be binding upon their respective successors and assigns. The duties and obligations of each of the Companies may not be delegated or transferred by it.

         29. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         30. Attorneys-in-Fact. Each Company hereby authorizes and empowers the
             -----------------
Administrative Agent, at its election and in the name of either itself, or in the name of each Company, to execute and file proofs and documents and take any other action the Administrative Agent may deem advisable to enforce the Banks' interests relating to the Subordinated Debt created hereunder and their right of enforcement thereof as set forth herein, and to that end the Companies hereby irrevocably make, constitute and appoint the Administrative Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company and with full power for such Company and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and irrevocable. Each Company hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Administrative Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

         31. Application of Payments. In the event any payments are received by
             -----------------------
the Administrative Agent on behalf of the Banks or any Bank under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

         32. Remedies. In the event of a breach by any of the Companies in the
             --------
performance of any of the terms of this Agreement, the Administrative Agent on behalf of the Banks or any Bank may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Banks at law may not fully compensate the Banks for the damages they may suffer in the event of a breach hereof.

         33. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH COMPANY HEREBY
             ---------------------------------------------
IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF CHESTER COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND EACH COMPANY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.
                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

WITNESS the due execution hereof as of the day and year first above written.

                                 COMPANIES:

                                 INTERNET CAPITAL GROUP, INC.

                                 By:
                                    --------------------------------------------
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer


                                 ICG HOLDINGS, INC.

                                 By:
                                    --------------------------------------------
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer


                                 1999 INTERNET CAPITAL L.P.

                                 By:  ICG HOLDINGS, INC., its general partner

                                 By:
                                    --------------------------------------------
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer

                                EXHIBIT 1.1(L)
                                    form of
                              LINE OF CREDIT NOTE



$______________                                         Pittsburgh, Pennsylvania
                                                                  March 31, 2000

          FOR VALUE RECEIVED, the undersigned, INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), and ICG HOLDINGS, INC., a Delaware corporation
                       ---
("ICG Holdings"; ICG and ICG Holdings being referred to herein individually as a
  ------------
"Borrower" and collectively as the "Borrowers"), hereby, jointly and severally,
 --------                           ---------
promises to pay to the order of _____________________________ (the "Bank") the
                                                                    ----
lesser of (i) the principal sum of ____________________ U.S. Dollars (U.S. $______________), or (ii) the aggregate unpaid principal balance of all Line of Credit Loans made by the Bank to the Borrowers pursuant to Section 3 of the Amended and Restated Credit Agreement, dated as of March 28, 2000, by and among the Borrowers, each of the Guarantors, the Banks, and PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent") (as hereafter amended, supplemented or modified from
 --------------------
time to time (the "Credit Agreement")), whichever is less, payable on the
                   ----------------
earlier of the Expiration Date, the acceleration hereby or as otherwise provided in the Credit Agreement.

          The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 4.1 of, or as otherwise provided in, the Credit Agreement.

          Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Line of Credit Loans evidenced by this Line of Credit Note at an increased rate of interest as more fully set forth in Section 4.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

          Interest on this Line of Credit Note will be payable as set forth in
Section 5.3 of the Credit Agreement, on the Expiration Date and at such other times as are specified in the Credit Agreement.

          Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent for the benefit of the Banks located at 249 Fifth Avenue, Pittsburgh, Pennsylvania, 15222-2707, in lawful money of the United States of America in immediately available funds.

          This Note is one of the Line of Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

          Except as otherwise provided in the Credit Agreement, each Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind each Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to any "Borrower" and any "Bank" shall be deemed to apply to each Borrower and any Bank, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned have each executed this Note by its duly respective authorized officers with the intention that it constitute a sealed instrument.


ATTEST/WITNESS:                         INTERNET CAPITAL GROUP, INC.

By:                                     By:
   ------------------------------          ------------------------------
Name:                                   Name:
     ----------------------------            ----------------------------
                                        Title:
                                              ---------------------------
[Seal]


ATTEST/WITNESS:                         ICG HOLDINGS, INC.

By:                                     By:
   ------------------------------          ------------------------------
Name:                                   Name:
     ----------------------------            ----------------------------
                                        Title:
                                              ---------------------------
[Seal]

                                EXHIBIT 1.1(M)
                                    form of
                     Amended and Restated PLEDGE AGREEMENT
                  (for Stock, LLC and Partnership Interests)

     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (the "Pledge Agreement") is made and entered into as of the 28th day of March, 2000 by and among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings") and 1999 Internet Capital L.P. ("ICLP" and together with ICG, ICG Holdings and ICLP, each a "Pledgor" or a "Borrower" as the case may be), PNC Bank, National Association, a national banking association (the "Administrative Agent" or the "Pledgee"), as Administrative Agent for the Banks party to the Credit Agreement (defined below) and the Administrative Agent's (as defined in the Credit Agreement).

                               WITNESSETH THAT:

     WHEREAS, ICG, Internet Capital Group Operations, Inc., a Delaware corporation ("ICG Operations"), certain Banks (the "Existing Banks") and PNC
              --------------                        --------------
Bank, National Association, as Administrative Agent for the Existing Banks ("PNC"), have entered into that certain Existing Agreement (as defined in the
  ---
Credit Agreement) pursuant to which the Existing Banks agreed to make extensions of credit available to ICG and ICG Operations; and

     WHEREAS, pursuant to the Existing Agreement, ICG has entered into a Pledge Agreement dated as of April 30, 1999 (the "Existing Pledge Agreement") pursuant
                                           -------------------------
to which ICG grants to PNC a first lien on and security interest in, and pledge with PNC, the Pledged Securities (as defined in the Existing Pledge Agreement); and

     WHEREAS, ICG and ICG Operations, the Existing Banks and PNC desire to amend and restate the Existing Agreement pursuant to that certain Amended and Restated Credit Agreement (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") of even date herewith among ICG, ICG Holdings,
              ----------------
Inc., the Guarantors party thereto, the Banks party thereto, the Administrative Agent and the Agents; and

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed, on the terms set forth in the Credit Agreement, to make certain loans and extend credit to the Pledgors; and

     WHEREAS, in order to secure the due payment and performance of all of the Obligations (as defined in the Credit Agreement), the Pledgors have agreed to grant to the Pledgee a first lien on and security interest in, and pledge with the Pledgee, the Pledged Collateral, as hereinafter defined; and

     WHEREAS, pursuant to the Credit Agreement, the Pledgors and the Administrative Agent desire to amend and restate the Existing Pledge Agreement as set forth herein; and

     WHEREAS, all terms used in this Agreement which are not defined herein, but are defined in the Credit Agreement, shall have the respective meanings ascribed to them therein; and

     WHEREAS, it is a condition precedent to the obligations of the Pledgee and the Banks under the Credit Agreement that the Pledgors shall execute and deliver this Pledge Agreement.

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         34. Definitions. In addition to the words and terms defined elsewhere
             -----------
in this Pledge Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

    34.1 "Code" shall mean the Uniform Commercial Code as enacted in each applicable jurisdiction.

    34.2 "Limited Liability Companies" shall mean limited liability companies in which any Pledgor now owns or hereafter acquires an equity interest, each of the Limited Liability Companies being individually referred to herein as a "Limited Liability Company".

    34.3 "Partnerships" shall mean joint ventures or general or limited partnerships in which any Pledgor now owns or hereafter acquires an interest, each of the Partnerships being individually referred to herein as a "Partnership".

    34.4 "Partnership Agreements" shall mean the agreements pursuant to which the Partnerships are organized, as amended from time to time, each agreement being individually referred to herein as a "Partnership Agreement".

    34.5 "Pledged Collateral" shall mean all of the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests; notwithstanding the foregoing, for so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, the following securities shall not be deemed to be Pledged Securities for purposes of this Pledge Agreement: (i) the 48,000 shares of common stock of Excite@Home, Inc. pledged by ICG to Silicon Valley Bank in connection with ICG's guaranty of certain obligations of E-Chemicals, Inc., until such time as such pledge is no longer required under such guaranty; (ii) the 44,748 shares of common stock of Lycos, Inc. owned of record by ICG as of the date hereof; and (iii) the 20,000 shares of common stock of i2 Technologies, Inc. held in escrow relating to certain indemnification obligations of ICG in connection with the sale of ICG's holdings of i2 Technologies, Inc.

    34.6 "Pledged Limited Liability Company Interests" shall mean and include any and all of any Pledgor's present and future right, title and interest in the Limited Liability Companies including, without limitation, the voting rights associated therewith and the Pledged Limited Liability Company Interests to be included in the Pledged Collateral as of the date hereof being set forth on
Schedule 1(B) hereto; such Schedule to be updated from time to time as Pledged
-------------
Limited

Liability Company Interests are added and/or released from the Pledged Collateral in accordance with the terms of the Credit Agreement.

    34.7 "Pledged Partnership Interests" shall mean and include (i) any Pledgor's present and future right, title and interest in and to its interest in the Partnerships, including without limitation, the right to receive profits and liquidation proceeds therefrom and any and all other rights contained in the respective Partnership Agreements, and (ii) whatever is received by any Pledgor whenever any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code and the Pledged Partnership Interests to be included in the Pledged Collateral as of the date hereof being set forth on Schedule 1(C) hereto; such Schedule to be updated from
                          -------------
time to time as Pledged Partnership Interests are added and/or released from the Pledged Collateral in accordance with the terms of the Credit Agreement.

    34.8 "Secured Indebtedness" shall mean, collectively, (i) (A) all obligations, including, without limitation, all Indebtedness and Obligations, whether of principal, interest, fees, expenses or otherwise, of any Pledgor and/or Borrower to the Banks now existing or hereafter incurred under the Loan Documents, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Banks as a group, (ii) all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred by the Banks and the Administrative Agent in the collection of any of the obligations referred to in clause (i) above, and (iii) any advances made, subsequent to an Event of Default, by the Banks or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including, without limitation, advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Pledged Collateral.

         35. Pledge and Grant of Security Interests. As collateral security for
             --------------------------------------
the due and punctual payment and performance of the Secured Indebtedness in full, each Pledgor hereby agrees that the Administrative Agent shall have, and each Pledgor hereby grants to and creates in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Banks, as their respective interests may appear, a continuing security interest under the Code in and to the Pledged Collateral.

         36. Pledged Securities.
             ------------------
    36.1 On the Closing Date and from time to time thereafter, except as otherwise provided in the Schedules to the Borrowing Base Certificate to be delivered in accordance with the terms of the Credit Agreement, each Pledgor shall deliver or cause to be delivered to the Administrative Agent certificates representing the shares of capital stock constituting Pledged Securities duly endorsed in blank by such Pledgor as the record owner thereof or accompanied by stock powers duly executed in blank by such Pledgor as such record owner and in form appropriate in the reasonable judgment of the Administrative Agent to permit the transfer of record ownership of such shares to the Administrative Agent or its nominee.

    36.2 Unless an Event of Default shall have occurred and be continuing and subject to the Credit Agreement, each Pledgor shall have the right to receive and to retain all cash dividends, interest and distributions paid upon the Pledged Securities. The Administrative Agent shall have the right to receive and to retain as additional Pledged Collateral hereunder all other non-cash dividends, interest and distributions issued or made upon or in substitution or exchange for or with respect to the Pledged Securities, including, without limitation, shares issued as a result of any reclassification, stock split, split-up or other corporate reorganization, and each Pledgor shall take all such action as the Administrative Agent may reasonably deem necessary or appropriate to give effect to such right. All such other non-cash dividends, interest and shares and distributions that are received by any Pledgor shall be received in trust for the benefit of the Banks and shall forthwith be delivered over to the Administrative Agent, for the benefit of the Banks, as Pledged Collateral in the same form as received (with any necessary endorsements) in accordance with
Section 3(a) and the same shall thereafter be Pledged Securities hereunder.

    36.3 Unless an Event of Default shall have occurred and be continuing and the Pledgors shall have received written notice from the Administrative Agent to the contrary, Pledgors shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to its Pledged Securities. Notwithstanding the foregoing, each Pledgor agrees not to exercise such rights in a manner that would violate any provision of the Loan Documents.

    36.4 The security interests in the Pledged Securities are granted as security only and shall not subject the Administrative Agent or the Banks to, or transfer or in any way affect or modify, any obligation or liability of such Pledgor with respect to the Pledged Securities or any transaction in connection therewith.

         37. Pledged Limited Liability Company Interests.
             -------------------------------------------
    37.1 On the Closing Date and from time to time thereafter, except as otherwise provided in the Schedules to the Borrowing Base Certificate to be delivered in accordance with the terms of the Credit Agreement, each Pledgor shall deliver or cause to be delivered to the Administrative Agent certified copies of any operating agreement for the applicable limited liability company. If at any time the Pledged Limited Liability Company Interests shall be represented by one or more limited liability company certificates or any documents which are instruments, then such Pledgor shall promptly deliver the same to the Administrative Agent accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents.

    37.2 Unless an Event of Default shall have occurred and be continuing and subject to the Credit Agreement, each Pledgor shall have the right to receive and to retain all cash distributions or other payments made by the Limited Liability Companies. The Administrative Agent shall have the right to receive and to retain as additional Pledged Collateral hereunder all other non-cash interest and distributions issued or made upon or in substitution or exchange for or with respect to the Pledged Limited Liability Company Interests and each Pledgor shall take all such action as the Administrative Agent may reasonably deem necessary or appropriate to give effect to such right. All such other non-cash interest and distributions that are received by any

Pledgor shall be received in trust for the benefit of the Banks and shall forthwith be delivered over to the Administrative Agent, for the benefit of the Banks, as Pledged Collateral in the same form as received (with any necessary endorsements) in accordance with Section 4(a) and the same shall thereafter be Pledged Limited Liability Company Interests hereunder.

    37.3 Unless an Event of Default shall have occurred and be continuing and the Pledgors shall have received written notice from the Administrative Agent to the contrary, Pledgors shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to its Pledged Limited Liability Company Interests. Notwithstanding the foregoing, each Pledgor agrees not to exercise such rights in a manner that would violate any provision of the Loan Documents.

    37.4 The security interests in the Pledged Limited Liability Company Interests are granted as security only and shall not subject the Administrative Agent or the Banks to, or transfer or in any way affect or modify, any obligation or liability of such Pledgor with respect to the Pledged Limited Liability Company Interests or any transaction in connection therewith.

         38. Pledged Partnership Interests.
             -----------------------------
    38.1 On the Closing Date and from time to time thereafter, except as otherwise provided in the Schedules to the Borrowing Base Certificate to be delivered in accordance with the terms of the Credit Agreement, each Pledgor shall deliver or cause to be delivered to the Administrative Agent a true and correct copy of the Partnership Agreement for the applicable partnership and any certificate with respect thereto relating to the Pledged Partnership Interests. If at any time the Pledged Partnership Interests shall be represented by one or more partnership certificates or any documents which are instruments, then such Pledgor shall promptly deliver the same to the Administrative Agent accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents.

    38.2 Unless an Event of Default shall have occurred and be continuing and subject to the Credit Agreement, Pledgors shall be entitled to receive and retain cash and non-cash distributions or other payments made by the Partnerships (other than distributions or other payments made in connection with the liquidation of any Partnership or representing an equity interest in the Partnership which if cash shall be paid over to the Administrative Agent in reduction of the Loan secured by the Pledged Partnership Interests, provided that such reduction shall be made only at the end of the then-applicable Interest Period for such Loan and if non-cash, shall be pledged as additional Pledged Collateral hereunder in addition to or substitution for the Pledged Partnership Interests in question).

    38.3 The security interests in the Pledged Partnership Interests are granted as security only, and, subject to the last sentence of this subsection (c), neither the Administrative Agent nor any Bank shall, either by virtue of this Pledge Agreement, by their receipt of distributions from any of the Partnerships or by their exercise of any of their rights hereunder, be deemed to be partners of any of the Partnerships or to have any liability for the debts, obligations or liabilities of any of the Partnerships or any Pledgor. The execution and delivery of this Pledge Agreement shall not, subject to the last sentence of this subsection (c), subject the Administrative Agent or the Banks to, or transfer or pass to the Administrative Agent or the Banks, or in any way affect or modify, any liability or obligation of any Pledgor as a partner of the Partnerships, it being understood and agreed that notwithstanding this Pledge Agreement or any subsequent assignment of the Administrative Agent's or the Banks' interest under this Pledge Agreement, any Pledgor's liabilities or obligations as a partner of the Partnerships shall be and remain enforceable against, but only against, such Pledgor or persons or entities other than the Administrative Agent or the Banks. Unless and until the Administrative Agent or the Banks shall have exercised such rights granted hereunder or under the Loan Documents as require contrary treatment (as a matter of statutory or decisional law) or evidence their voluntary and clear election to be treated otherwise, this Pledge Agreement shall not be construed to substitute the Administrative Agent or the Banks for any Pledgor as a partner of the Partnerships or in any way to constitute any such person or entity as a partner of the Partnerships, and no such person or entity shall, as a result hereof, have any control of or over the management of the Partnerships.

         39. Further Assurances.
             ------------------
    39.1 Each Pledgor will, from time to time at its expense, faithfully preserve and protect the Administrative Agent's security interest in the Pledged Collateral as a continuing first-priority perfected security interest under the Code, subject only to Permitted Liens, and will do, and will use its best efforts to cause each of Partnerships and Limited Liability Companies to do, all such other acts and things and will, upon request therefor by the Administrative Agent, execute, deliver, file and record, and will use its best efforts to cause each of the Partnerships and Limited Liability Companies to execute, deliver, file and record, all such other documents and instruments, including, without limitation, financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to the Pledged Collateral, and pay all filing fees and taxes related thereto as the Administrative Agent may reasonably deem necessary or advisable from time to time in order to perfect or protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral.

         40. Covenants. Each Pledgor covenants and agrees that (a) it will
             ---------
execute, deliver and record instruments granting security interests to the Administrative Agent, for the benefit of the Banks, in limited liability company interests in the Limited Liabilities Companies and partnership interests in Partnerships as the Administrative Agent may reasonably request pursuant to the Loan Documents, and take any and all steps reasonably requested by the Administrative Agent to perfect such security interests (all such instruments and documentation to be in such form as the Administrative Agent may reasonably request), as soon as practicable and in any event within ten (10) Business Days of the Administrative Agent's request; (b) it will have good and marketable title to and right to pledge any other property at any time hereafter pledged to the Administrative Agent pursuant to the Loan Documents and will defend the Administrative Agent's right thereto and security interest therein; (c) it will not assign, transfer, pledge or otherwise encumber any of its right, title or interest under, in or to the Pledged Collateral other than pursuant hereto or as permitted under the other Loan Documents and except with respect to

Permitted Liens; (d) it will not take or omit to take any action, and will use its best efforts to prevent any corporation, Limited Liability Company or Partnership from taking or omitting to take any action, the taking or the omission of which would result in a material impairment of the Pledged Collateral or of this Pledge Agreement; (e) it will faithfully abide by, perform and discharge each and every material obligation, covenant, condition, duty and agreement of the Pledgor set forth in any Limited Liability Company Agreement or Partnership Agreement; (f) it will not consent to any repeal, material amendment or material modification of the articles or certificate of incorporation, bylaws, partnership agreement or other organizational documents of any corporation, Limited Liability Company or Partnership which is materially adverse to the Banks without the Administrative Agent's prior written consent;
(g) it will maintain and keep its place of business or, if it has more than one place of business, its chief executive office, at the location set forth in the Credit Agreement or at such other location as it may designate from time to time by prior written notice to the Administrative Agent; and (h) it will execute and deliver to the Administrative Agent such supplements to this Pledge Agreement and additional assignments as the Administrative Agent reasonably may request to evidence and confirm the security interest herein contained.

         41. Preservation of Security Interests. Each Pledgor assumes full
             ----------------------------------
responsibility for taking any and all necessary steps to preserve and defend the Administrative Agent's right, title and security interest in and to such Pledged Collateral against the claims and demands of all persons asserting claims against such Pledged Collateral or the Administrative Agent's right in such Pledged Collateral, except for Permitted Liens and except as such right, title and security interest may be impaired by the gross negligence or willful misconduct of the Administrative Agent or the Banks. The Administrative Agent shall exercise reasonable care in the custody and preservation of the Pledged Collateral in its possession. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in the Administrative Agent's possession if the Administrative Agent takes such action for that purpose as the Pledgor shall request in writing, provided that such requested action will not, in the judgment of the Administrative Agent, impair the security interest in the Pledged Collateral created hereby or the Administrative Agent's rights in, or the value of, such Pledged Collateral, and provided further that such written request is received by the Administrative Agent in sufficient time to permit the Administrative Agent to take the requested action.

         42. Remedies on Default. If there shall have occurred and be continuing
             -------------------
an Event of Default under the terms of any of the Loan Documents, then the Administrative Agent shall have such rights and remedies with respect to the Pledged Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Pledge Agreement, including, without limitation, to the extent not inconsistent with the provisions of the Code, the right (a) to receive direct payment of all dividends, distributions and other payments with respect to any Pledged Collateral as additional collateral hereunder; (b) to transfer all or any part of the Pledged Collateral into the Administrative Agent's name or into the name of its nominee and thereafter receive all cash, stock, partnership interests and other dividends or distributions paid or payable in respect thereof; (c) to vote and to give consents, ratifications and waivers, and to take any other action (including with respect to enforcement, discounting, liquidation or compromise) with respect to, the Pledged Collateral with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof; and (d) upon acceleration of the Secured Obligations, to sell, assign, give an option or options to purchase or otherwise dispose of that portion of the Pledged Collateral, which the Administrative Agent in its good faith judgement, exercised from time to time, deems necessary to satisfy any amounts remaining unpaid or owing on the Secured Obligations, at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner as the Administrative Agent may determine. In any such case, the Pledgor shall take all such action as may reasonably be necessary to give effect to such rights.

         43. Sale of Collateral.
             ------------------
    43.1 If any notification of intended sale of any of the Pledged Collateral is required by law, such notification shall be deemed reasonable if mailed at least ten (10) Business days before such sale, postage prepaid, addressed to the Pledgor as provided in the Credit Agreement.

    43.2 Each Pledgor recognizes that in the event the Administrative Agent, with the consent of the Required Banks, shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 8 hereof, the Administrative Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who, with respect to the Pledged Collateral, will be obliged to agree, among other things, to acquire such securities or partnership interests for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been in a commercially unreasonable manner. Each Pledgor further agrees to reimburse the Administrative Agent for any and all reasonable costs and expenses incurred by the Administrative Agent in making such private sale. The Administrative Agent shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities, limited liabilities company interests or partnership interests to register such securities, Limited Liabilities Company interest or partnership interests for public sale under the federal Securities Act of 1933, as amended, or under applicable state securities laws, even if the issuer would agree to do so.

         44. Application of Proceeds. The security interest in the Pledged
             -----------------------
Collateral granted to and created in favor of the Administrative Agent by this Pledge Agreement shall be for the benefit of the Administrative Agent and the Banks as their respective interests in the Secured Indebtedness may appear. Each of the rights, privileges and remedies provided to the Administrative Agent hereunder or otherwise by law with respect to the Pledged Collateral shall be exercised by the Administrative Agent only for the benefit of the Administrative Agent and the Banks as such interests may appear and any Pledged Collateral or proceeds thereof held or realized upon at any time by the Administrative Agent shall inure to the benefit of the Administrative Agent and the Banks as their respective interests in the Secured Indebtedness may appear and shall be applied as follows: (a) first, to reimburse the Administrative Agent and, subject to the terms of the Credit Agreement, the Banks for reasonable costs, expenses and fees incurred in connection with realizing on the Pledged Collateral, including, without limitation, the costs, expenses and fees referred to in clauses (ii) and (iii) of the definition of "Secured Indebtedness," (b) second, to the repayment of all amounts then due and unpaid on the Secured Indebtedness, whether on account of principal, interest, fees, expenses or otherwise, and (c) then to pay the balance, if any, as required by law. Subject to the terms of the Credit Agreement, the Pledgors shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Pledged Collateral is insufficient to pay all amounts to which the Banks are entitled.

         45. Attorneys-in-Fact. Each Pledgor hereby irrevocably appoints the
             -----------------
Administrative Agent, its officers, employees and Administrative Agents, or any of them, as attorneys-in-fact, with full power of substitution, for the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing, delivering, filing and recording any instruments (including, without limitation, financing or continuation statements, security agreements, pledges, conveyances, assignments, transfers and documents) which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, provided that if an Event of Default does not exist, the Administrative Agent shall take any such action and execute any such instrument only if such Pledgor fails to do so after written request and the expiration of ten (10) Business Days from such request, unless the Administrative Agent determines in good faith that the Pledged Collateral is in risk of imminent impairment, in which case the notice may be given immediately prior to the time Administrative Agent acts and no such grace period shall be required for the Administrative Agent to act and/or execute such documents.

         46. Indemnity and Expenses.
             ----------------------
    46.1 Each Pledgor agrees to indemnify the Administrative Agent and the Banks from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge Agreement (including without limitation enforcement of this Pledge Agreement) in accordance with and to the extent provided in
Section 11.3 of the Credit Agreement.

    46.2 Each Pledgor will within ten (10) Business Days after demand pay to the Administrative Agent and the Banks the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel (provided, however, such fees and expenses relating to legal counsel shall be subject to Section 11.3 of the Credit Agreement as such Sections relate to the Borrower's obligations to the Administrative Agent and the Banks for the payment of such costs and expenses and of any experts and Administrative Agents which the Administrative Agent or any of the Banks may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Banks hereunder, or (iv) the failure by the Pledgors to perform or observe any of the provisions hereof). If any Pledgor fails to pay Administrative Agent any such expenses within such ten (10) Business Days, Pledgors shall also pay to Administrative Agent interest thereon at the default rate set forth in the Credit Agreement from the date of demand until the date paid.

         47. Security Interest Absolute. All rights of the Administrative Agent
             --------------------------
and the Banks and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents; (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or (d) any other circumstance which might constitute a defense available to, or a discharge of, the Pledgor or a third-party pledgor, if any.

         48. Termination. Upon the date of earliest to occur of (i) payment in
             -----------
full of the Secured Indebtedness and termination of the Credit Agreement, the Loan Documents and the Commitments, (ii) the release of all of the Pledged Collateral from the lien contemplated pursuant to the Credit Agreement, or (iii) the sale by the Administrative Agent of all of the Pledged Collateral pursuant to Sections 8 and 9 hereof and the applicable provisions of the Loan Documents, this Pledge Agreement shall terminate (except for provisions requiring Pledgor to indemnify the Administrative Agent or the Banks) and be of no further force and effect, and the Administrative Agent shall thereupon promptly return to each Pledgor such of its Pledged Collateral and such other documents delivered by such Pledgor hereunder as may then be in the Administrative Agent's possession. Upon any such termination, the Administrative Agent will, at such Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination. The Administrative Agent, upon request of such Pledgor, shall, provided no Event of Default exists, return and release the Banks' security interest in any of such Pledgor's Pledged Collateral which is sold by such Pledgor or otherwise transferred, provided such sale or other transfer is permitted by, and made in accordance with, the provisions of the Credit Agreement, and in the case of such a sale, the proceeds thereof shall be applied in accordance with the Credit Agreement.

         49. Modifications and Amendments. Any change, amendment, modification,
             ----------------------------
abridgment, cancellation or discharge of this Agreement or any term or provision hereof shall be in writing and signed by Pledgors and Administrative Agent.

         50. No Implied Waivers, Cumulative Remedies. No course of dealing and
             ---------------------------------------
no failure or delay on the part of the Administrative Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Administrative Agent hereunder, nor shall any single or partial exercise of any such right, remedy, power or privilege. The rights and remedies of the Administrative Agent under this Pledge Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

         51. Notices. All notices, statements, requests, demands and other
             -------
communications given to or made upon the Pledgors, the Administrative Agent or the Banks in accordance with the provisions of this Pledge Agreement shall be given or made as provided in the Credit Agreement.

         52. Severability. The provisions of this Pledge Agreement are intended
             ------------
to be severable. If any provision of this Pledge Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         53. Governing Law. This Pledge Agreement shall be deemed to be a
             -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder or remedies hereunder with respect to any particular Pledged Collateral is governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania.

         54. Successors and Assigns. Subject to the terms and conditions of the
             ----------------------
Credit Agreement, this Pledge Agreement shall be assignable and transferable by the Administrative Agent and the Banks in connection with the assignment or transfer of the Secured Indebtedness; however, the duties and obligations of each Pledgor may not be transferred by such Pledgor. The rights and privileges of the Administrative Agent and each of the Banks shall inure to their benefit and the benefit of their respective successors and assigns as such are permitted pursuant to the Credit Agreement, and the duties and obligations of each Pledgor shall bind such Pledgor and its successors and assigns.

         55. Counterparts. This Pledge Agreement may be executed in any number
             ------------
of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         56. Inconsistency. In the event of any inconsistency or conflict
             -------------
between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall prevail.

                  [SIGNATURE PAGE 1 OF 1 TO PLEDGE AGREEMENT]

     WITNESS the due execution hereof as of the day and year first above written.

                          INTERNET CAPITAL GROUP, INC.

                          By:________________________________
                               Name:
                               Title:

                          ICG HOLDINGS, INC.

                          By:________________________________
                               Name:
                               Title:

                          1999 INTERNET CAPITAL L.P.

                          By: ICG HOLDINGS, INC., its general partner

                          By:________________________________
                               Name:
                               Title:


                          PNC BANK, NATIONAL ASSOCIATION
                          as Administrative Agent

                          By:________________________________
                               Name:
                               Title:

                                  SCHEDULE 1


                              Pledged Collateral
                              ------------------

A. Pledged

                                                          Type and
           Pledgor           Ownership In           Amount of Ownership
           -------           ------------           -------------------




B. Limited Liability Companies

                                                          Type and
           Pledgor           Ownership In           Amount of Ownership
           -------           ------------           -------------------






C. Partnerships

                                                          Type and
           Pledgor           Ownership In           Amount of Ownership
           -------           ------------           -------------------

                               EXHIBIT 1.1(P)(1)
                                    form of
                             AMENDED AND RESTATED
              PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

          This Amended and Restated Patent, Trademark and Copyright Security Agreement (the "Agreement"), dated as of March 28, 2000, is entered into among
                ---------
INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS,
                                                       ---
INC., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being
                               ------------
referred to herein individually as an "Assignor" or a "Borrower" and
                                       --------        --------
collectively as the "Assignors" or the "Borrowers"), the BANKS (as defined in
                     ---------          ---------
the Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under the Credit Agreement referred to below (the "Assignee").
      --------

          WHEREAS, ICG, Internet Capital Group Operations, Inc., a Delaware corporation ("ICG Operations"), certain Banks (the "Existing Banks") and PNC
              --------------                        --------------
Bank, National Association, as agent for the Existing Banks ("PNC"), have
                                                              ---
entered into that certain Existing Agreement (as defined in the Credit Agreement) pursuant to which the Existing Banks agreed to make extensions of credit available to ICG and ICG Operations; and

          WHEREAS, pursuant to the Existing Agreement, ICG, ICG Operations and PNC have entered into a Patent, Trademark and Copyright Security Agreement dated as of April 30, 1999 (the "Existing Patent, Trademark and Copyright Agreement")
                           --------------------------------------------------
pursuant to which ICG and ICG Operations grant security interests in the patents, trademarks and copyrights described therein to PNC; and

          WHEREAS, the Borrowers, the Agents and the Banks party thereto desire to amend and restate the Existing Agreement pursuant to that certain Amended and Restated Credit Agreement (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement") of even date herewith
                                     ----------------
among the Borrowers, the Guarantors party thereto, the Banks party thereto and the Agents; and

          WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to provide certain loans to each Borrower and each Assignor has agreed, among other things, to grant to the Assignee a security interest in, and upon the occurrence of an Event of Default (as that term is defined in the Credit Agreement) to conditionally assign to the Assignee for the benefit of the Banks, certain patents, trademarks and copyrights; and

          WHEREAS, pursuant to the Credit Agreement, the Assignors and Assignee desire to amend and restate the Existing Patent, Trademark and Copyright Agreement as set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree that effective upon the Effective Date, the Existing Patent, Trademark and Copyright Agreement is hereby amended and restated in its entirety as follows:

         57. Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings given to them in the Credit Agreement.

         58. To secure the payment and performance of all indebtedness and other obligations of the Assignors now or hereafter existing under the Credit Agreement and the other Loan Documents, including, without limitation, principal, interest, fees, expenses, reasonable costs and expenses of enforcement, reasonable attorney's fees and expenses, and obligations under indemnification provisions in the Loan Documents (collectively, the "Secured
                                                                     -------
Obligations"), each Assignor hereby grants to the Assignee, its successors and
-----------
assigns, a security interest in, and subject to Sections 8 and 9 hereof, assigns and conveys to the Assignee all of the right, title and interest of such Assignor in and to all patent applications, patents, federal and state trademark applications, registered and common law trademarks and logos, servicemarks, tradenames, copyright registrations and copyrights now owned by such Assignor in the United States, including, without limitation, those listed on Schedule A
                                                                  ----------
hereto, including all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the goodwill of the business to which any of the foregoing relate (collectively, the "Patents, Trademarks and Copyrights").
                                         ----------------------------------
         59. Each Assignor covenants and warrants that, except as set forth in Schedule B:

    59.1 to the best of each Assignor's knowledge, the Patents, Trademarks and Copyrights are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

    59.2 to the best of each Assignor's knowledge, each of the Patents, Trademarks and Copyrights is valid and enforceable;

    59.3 except for Permitted Liens, each Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patents, Trademarks and Copyrights owned by it, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, shop rights and covenants by such Assignor not to sue third persons with respect to such Patents, Trademarks and Copyrights;

    59.4 each Assignor has the corporate power and authority to enter into this Agreement and perform its terms;

    59.5 no written claim has been made to any Assignor or, to the knowledge of any Assignor, any other person that the use of any of the Patents, Trademarks and Copyrights does or may violate the intellectual property rights of any third party; and

    59.6 each Assignor has used, and shall continue to use for the duration of this Agreement, materially consistent standards of quality in its manufacture of products which use or display the Patents, Trademarks and Copyrights; and

    59.7 each Assignor in all material respects has used, and shall continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Patents, Trademarks and Copyrights.

         60. Except as set forth in Section 6 hereof, each Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement which is inconsistent with such Assignor's obligations under this Agreement, without the Assignee's prior written consent, which consent shall not be unreasonably withheld.

         61. If, before the Obligations shall have been satisfied in full, any Assignor shall own any new U.S. applications for any Patents, Trademarks or Copyrights, such Assignor shall diligently prosecute such applications. The provisions of this Agreement shall automatically apply to any such registration or patents which are issued to any Assignor in connection with such new applications, and such Assignor shall give to the Assignee prompt notice thereof in writing. Each Assignor and the Assignee agree to modify this Agreement by amending Schedule A to include any such future patents, trademark registrations, or copyrights and the provisions of this Agreement shall apply thereto. Any expenses incurred in connection with such an application shall be borne by the Assignors.

         62. Each Assignor shall not abandon any Patent, Trademark or Copyright without the consent of the Assignee, which consent shall not be unreasonably withheld.

         63. Each Assignor agrees not to assign or sell (except as set forth on Schedule C) its interests in any of its Patents, Trademarks and Copyrights without the prior written consent of the Assignee, which consent shall not be unreasonably withheld. Unless there shall have occurred and be continuing an Event of Default, each Assignor shall have the right to grant any license under any of its Patents, Trademarks and Copyrights in the ordinary course of such Assignor's business. The Assignee reserves the right upon reasonable notice to the Assignors during normal business hours to inspect the operations and facilities of the Assignors from time to time for the purpose of ensuring that the use of each Assignor's Patents, Trademarks and Copyrights are consistent with such Assignor's obligations under the Credit Agreement and hereunder; provided that such inspection is not disruptive of such Assignor's business.

         64. If and during the period that the Obligations are declared due and payable pursuant to Section 9.2.1 of the Credit Agreement, the Assignee shall have the right, in addition to all other rights and remedies given it by this Agreement, the Credit Agreement, those allowed by Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents, Trademarks and Copyrights may be registered, to transfer or assign, in good faith and without negligence or willful misconduct, all or from time to time any part of the Patents, Trademarks and Copyrights, or any interest which any Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents, Trademarks and Copyrights all expenses (including reasonable fees and expenses for brokers and attorneys) relating to such sale or disposition, shall apply the remainder of such proceeds toward the payment of the Obligations as the Assignee, in its sole discretion, shall determine. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the applicable Assignor and this Agreement shall terminate. Notwithstanding the foregoing, notice of any transfer or assignment or other disposition of the Patents, Trademarks and Copyrights shall be given to the applicable Assignor at least thirty (30) days before the time that any intended public or private transfer or assignment or other disposition of the Patents, Trademarks and Copyrights is to be made, which each Assignor hereby agrees shall be reasonable notice of such sale or other disposition, and during which period the applicable Assignor shall have the right to pay to the Assignee the amount of Obligations due and payable plus any reasonable expenses incurred by the Assignee in connection with any such proposed transfer, assignment or disposition, and upon such payment the Assignee shall release all interest in the Patents, Trademarks and Copyrights, and this Agreement shall terminate. At any such transfer or assignment or other disposition, the Assignee may, to the extent permissible under applicable Law, purchase the whole or any part of the Patents, Trademarks and Copyrights sold, free from any right of redemption on the part of any Assignor, which right is hereby waived and released.

         65. Subject to Section 10 hereof, if any Event of Default shall have occurred and be continuing, each Assignor hereby authorizes and empowers the Assignee to make, constitute and appoint any officer or agent of the Assignee, as the Assignee may select in its exclusive discretion, as such Assignor's true and lawful attorney-in-fact, with the power to endorse such Assignor's name on all applications, documents, papers and instruments necessary for the Assignee to use the Patents, Trademarks and Copyrights, or to grant or issue, on commercially reasonable terms, any exclusive or nonexclusive license under the Patents, Trademarks and Copyrights to any third person, or necessary for the Assignee to assign, pledge, convey or otherwise transfer title in or dispose, on commercially reasonable terms, of the Patents, Trademarks and Copyrights to any third Person. Each Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof other than acts or omissions which are grossly negligent or constitute willful misconduct. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

         66. At such time as any Assignor shall have indefeasibly paid in full all of the Obligations and the Commitments shall have terminated, this Agreement shall terminate and the Assignee shall execute and deliver to the applicable Assignor all deeds, assignments and other instruments as may be necessary or proper as reasonably requested by such Assignor to release the security interest created hereby and to reassign to such Assignor any and all rights granted to the Assignee in and to the Patents, Trademarks and Copyrights, pursuant to this Agreement.

         67. Each Assignor shall preserve and maintain all rights in the Patents, Trademark and Copyrights, including without limitation the payment of all maintenance fees, renewal fees or taxes. Each Assignor may elect not to preserve or maintain its rights in certain Patents, Trademarks and Copyrights provided such election is with the prior consent of the Assignee, which consent will not be unreasonably withheld.

         68. Any and all fees, costs and expenses, of whatever kind or nature, including reasonable attorney's fees and reasonable expenses incurred by the Assignee in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, the protection, maintenance or preservation of the Patents, Trademarks and Copyrights (in the event that any Assignor fails to discharge its duty pursuant to Section 10 or otherwise), or the defense or prosecution of any actions or proceedings arising out of or related to the Patents, Trademarks and Copyrights, shall be borne and paid by the Assignors within thirty (30) days of demand by the Assignee, and if not paid within such time, shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Credit Agreement.

         69. Each Assignor shall have the right, with the consent of the Assignee, which shall not be unreasonably withheld, to bring suit, action or other proceeding in its own name, to enforce the Patents, Trademarks and Copyrights and any licenses thereunder. The Assignee shall cooperate with such Assignor, at such Assignor's reasonable request and expense, in the prosecution or defense of any suit, action or proceeding with respect to the Patents, Trademarks and Copyrights. Each Assignor shall promptly, upon demand, reimburse and indemnify the Assignee for all damages, costs and expenses, including reasonable legal fees, incurred by the Assignee at the request of such Assignor as a result of such suit.

         70. No course of dealing between any Assignor and the Assignee, nor any failure to exercise nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder or under the Credit Agreement or other Loan Documents shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         71. All of the Assignee's rights and remedies with respect to the Patents, Trademarks and Copyrights, whether established hereby or by the Credit Agreement or by any other agreements or by Law, shall be cumulative and may be exercised singularly or concurrently.

         72. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

         73. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5.

         74. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         75. This Agreement shall be governed by and construed in accordance with the internal Laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

         76. EACH ASSIGNOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF CHESTER COUNTY, PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND EACH ASSIGNOR WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.


                         [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.


                                 INTERNET CAPITAL GROUP, INC.

                                 By:
                                    --------------------------------------
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer


                                 ICG HOLDINGS, INC.

                                 By:
                                    --------------------------------------
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer

                                  SCHEDULE A
                                      TO
   AMENDED AND RESTATED PATENT, TRADEMARK AND COPYRIGHT COLLATERAL SECURITY
   ------------------------------------------------------------------------
                                   AGREEMENT
                                   ---------


                         SCHEDULE OF FILED TRADEMARKS

----------------------------------------------------------------------------------------------------------
            MARK                  COUNTRY         CLASS          SERIAL NO.             FILING DATE
                                                             (Registration No.)     (Registration Date)
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        United States        35, 36     Not Yet Provided       01/18/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Argentina            35         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Australia            35, 36     Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Brazil               35         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Canada               N/A        Not Yet Provided       02/11/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Switzerland          35, 36     00989/2000             02/01/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Chile                35         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        China                42         2000013012             01/28/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Czech Republic                  Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        European             9, 35,     1479567                01/27/00
                              Community            36
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Hong Kong            35         03316/2000             02/18/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Israel                          Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Japan                35         13151/2000             02/17/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Korea          35         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Mexico                          Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        New Zealand          36         607080                 01/26/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Peru                 35         100028                 01/31/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Poland               35, 36     Z-214446               02/28/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Russian                         Not Yet Provided       Not Yet Provided
                              Federation
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Singapore            35         1382/00                01/31/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Turkey                          Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Taiwan               35         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Venezuela                       Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Africa         35         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      United States                   Not Yet Provided       01/18/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Argentina            35         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Australia            35, 36     Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
            MARK                  COUNTRY         CLASS          SERIAL NO.             FILING DATE
                                                             (Registration No.)     (Registration Date)
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Brazil               35         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Canada                          Not Yet Provided       02/11/00
Design                                             N/A

----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Switzerland          35, 36     00990/2000             02/01/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Chile                35         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      China                42         2000013010             01/28/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Czech Republic                  Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      European             9, 35,     1479401                01/27/100
Design                        Community            36
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Hong Kong            35         03314/2000             2/18/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Israel                          Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Japan                35         13152/2000             02/17/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      South Korea          35         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Mexico                          Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Norway               35, 36     200001002              02/02/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      New Zealand          36         607081                 01/26/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Peru                 35         100912                 02/14/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Poland               35, 36     Z-214447               02/28/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Russian                         Not Yet Provided       Not Yet Provided
Design                        Federation
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Singapore            35         1384/00                01/31/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Turkey                          Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Taiwan               35         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Venezuela                       Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
            MARK                  COUNTRY         CLASS          SERIAL NO.             FILING DATE
                                                             (Registration No.)     (Registration Date)
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      South Africa         35         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS DESIGN          United States                   Not Yet Provided       01/18/00
(Orbiting Spheres)
----------------------------------------------------------------------------------------------------------
MARKET MAKER IN A BOX         United States                   Not Yet Provided       01/18/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        United States        35, 36     75/259,155             03/18/97
                                                              (2,293,722)            (11/16/99)
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Argentina            36         Not Yet Provided       Not Yet Provided
---------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Brazil               36         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Hong Kong            36         03315/2000             2/18/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        China                9          2000013011             01/28/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Korea          36         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Singapore            36         1383/00                01/31/00
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        Taiwan               36         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP        South Africa         36         Not Yet Provided       Not Yet Provided
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Argentina            36         Not Yet Provided       Not Yet Provided
 Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Brazil               36         Not Yet Provided       Not Yet Provided
 Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      China                9          2000013009             01/28/00
 Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Hong Kong            36         03317/2000             2/18/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      South Korea          36         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Singapore            36         1385/00                01/31/00
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      Taiwan               36         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------
INTERNET CAPITAL GROUP &      South Africa         36         Not Yet Provided       Not Yet Provided
Design
----------------------------------------------------------------------------------------------------------

                SCHEDULE OF MISCELLANEOUS INTELLECTUAL PROPERTY

    Internet Capital Group also has common law rights both domestically and abroad in several other trademarks including ICG.

    Internet Capital Group also owns copyrights in a wide variety of works including its website and publications.

                                  SCHEDULE B
                                      TO
   AMENDED AND RESTATED PATENT, TRADEMARK AND COPYRIGHT COLLATERAL SECURITY
   ------------------------------------------------------------------------
                                   AGREEMENT
                                   ---------

                    LIST OF LIENS, CHARGES AND ENCUMBRANCES
                          OTHER THAN PERMITTED LIENS

          In a letter dated July 27, 1999 from the law firm of Niro, Scavone, Haller & Niro, (the "Firm") to Internet Capital Group, Inc. ("ICG"), the Firm
                     ----                                     ---
claims that Tech Search L.L.C.  (the "Company") owns and has the exclusive right
                                      -------
to license a patent entitled "Remote Query Communication Systems" (the

"Patent").  The Patent claims methods and systems for retrieving and presenting
 ------
graphical and/or audio data from a remote server in response to a query from the end user. The Firm believes that ICG's website (www.icge.com) induces the infringement by others of one or more claims of the Patent.

          The Company has filed suit against three other companies in federal district court seeking a judgment of infringement of the Patent and damages. The Company has offered to grant ICG a license in exchange for a one-time payment. The payment would vary depending upon ICG's expected volume of use, but would not be more than $150,000. The Company will also grant ICG a full release of any past infringement.

          ICG does not believe that this claim could result in a material adverse change.

                                  SCHEDULE C
                                      TO
   AMENDED AND RESTATED PATENT, TRADEMARK AND COPYRIGHT COLLATERAL SECURITY
   ------------------------------------------------------------------------
                                   AGREEMENT
                                   ---------

                                PERMITTED SALES


                                     None.

                              EXHIBIT 1.1(P)(2)

                           Account Control Agreement
                 (In-Registration Company Pledged Securities)


         Account Control Agreement (In-Registration Company Pledged Securities), dated as of March 28, 2000 (this "Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings") and 1999 INTERNET CAPITAL L.P., a Delaware limited partnership ("ICLP" and together with ICG and ICG Holdings, each a "Pledgor" and collectively the "Pledgors"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation ("Broker") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Administrative Agent"), in its capacity as Administrative Agent for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined therein), the Guarantors (as defined therein), the Administrative Agent and the Agents (as defined therein).


                                  Witnesseth:

         Whereas, Broker has established securities accounts designated as (i) Account No. 438-07A50 entitled Internet Capital Group, Inc. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A53 entitled ICG Holdings, Inc. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, and (iii) Account No. 438-07A62 entitled 1999 Internet Capital L.P. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent (collectively, the "In-Registration Company Pledged Collateral Account");

         Whereas, pursuant to that certain Security Agreement (Special Collateral Account), dated as of March 28, 2000 (the "Security Agreement (Special Collateral Account)"), among the Pledgors and the Administrative Agent, the Pledgors have granted the Administrative Agent a security interest in, among other things, the In-Registration Company Pledged Collateral Account and the pledged securities from time to time deposited in the In-Registration Company Pledged Collateral Account;

         Whereas, it is a condition to the financing transactions contemplated by the Credit Agreement that the Administrative Agent obtain and continue to maintain a perfected first priority security interest in the In-Registration Company Pledged Collateral Account and the Pledged Securities from time to time held therein;

         Whereas, the Administrative Agent, the Pledgors and the Broker are entering into this Agreement to perfect the security interest of the Administrative Agent in the In-Registration

Company Pledged Collateral Account by providing for the Administrative Agent to have control over the In-Registration Company Pledged Securities Account;

         Now, Therefore, the parties hereto hereby agree as follows:

         Section 1. The In-Registration Company Pledged Collateral Account. The Broker hereby represents and warrants to the Administrative Agent and the Pledgors that (a) in the ordinary course of its business, the Broker maintains securities accounts for others, (b) the In-Registration Company Pledged Collateral Account has been established with the titles as recited above and (c) except for the claims and interest of the Administrative Agent and the Pledgors in the In-Registration Company Pledged Collateral Account (subject to any claim in favor of the Broker permitted under Section 2), the manager executing this Agreement on behalf of the Broker does not know of any claim to or interest in the In-Registration Company Pledged Collateral Account. All parties agree that the In-Registration Company Pledged Collateral Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the "UCC") and that all property held by the Broker in the In-Registration Company Pledged Collateral Account will be treated as financial assets under the UCC. However, the Pledgors and the Administrative Agent each acknowledge that the following assets are not covered by this Agreement even if shown, for information purposes, on a periodic account statement for the In-Registration Company Pledged Collateral Account because the Broker is not the legal custodian of such assets: Money Market Deposit Account (MMDA) Balances, shares of ML Ready Assets Trusts, USA Government and USA Treasury Money Market Funds and of the Merrill Lynch Institutional Funds, non-listed limited partnership or limited liability interests, annuities and life insurance contracts, precious metals, loan receivables, note receivables, bridge loans and similar such items. The Broker will not be responsible for assuring that any of these assets are not acquired with cash from the In-Registration Company Pledged Collateral Account. The parties further acknowledge that no security entitlement under the UCC shall exist with respect to any financial asset which may be held by the Broker for any Pledgor (even though such financial asset may be shown on a periodic statement as being held in the Account) which is registered in the name of a Pledgor, payable to the order of a Pledgor or specially indorsed to a Pledgor, except to the extent the foregoing have been specially indorsed to the Broker or in blank.

         Section 2. Priority of Lien. The Broker hereby acknowledges the security interest granted to the Administrative Agent by the Pledgors. The Broker hereby confirms that the In-Registration Company Pledged Collateral Account is a controlled securities account and cash account and that it will not advance any margin or other credit to the Pledgors nor hypothecate any securities carried in the In-Registration Company Pledged Collateral Account except in connection with the settlement of trading activity permitted to be conducted by the Pledgors hereunder. The Broker hereby subordinates all liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the In-Registration Company Pledged Collateral Account or any property carried in the In-Registration Company Pledged Collateral Account or any free credit balance in the In-Registration Company Pledged Collateral Account other than in connection with activities in which the Pledgors are permitted to engage hereunder, including the payment of the Broker's customary fees, commissions and other charges pursuant to its agreement with the Pledgors and for payment or delivery of financial assets purchased or sold for or from the In-Registration Company Pledged Collateral Account. The Broker will not agree with any third party that the Broker will comply with entitlement orders concerning the In-Registration Company Pledged Collateral Account originated by such third party without the prior written consent of the Administrative Agent and the Pledgors.

     Section 3. Control. (a) The Broker will comply with entitlement orders originated by the Administrative Agent concerning the In-Registration Company Pledged Collateral Account without further consent by the Pledgors. In furtherance of the foregoing, the Broker will comply with all orders from the Administrative Agent directing the Broker to hold, transfer or dispose of all amounts and other financial assets in the In-Registration Company Pledged Collateral Account as the Administrative Agent may from time to time specify, in each case, without obtaining the consent from the Pledgors, provided that, until such time as the Administrative Agent delivers a written notice to the Broker that the Administrative Agent is thereby exercising exclusive control over the In-Registration Company Pledged Collateral Account (a "Notice of Exclusive Control"), in substantially the form of Exhibit A attached hereto, the Broker may comply with the trading instructions and other entitlement orders of any Pledgor, or any of the Pledgors' authorized representatives, with respect to the In-Registration Company Pledged Collateral Account, except as otherwise provided in Section 4 below. The Administrative Agent shall promptly (and in any event, within five (5) days) notify each Pledgor in writing of the Administrative Agent's exercise of exclusive control over the In-Registration Company Pledged Collateral Account (provided that failure to so notify any Pledgor within five
(5) days shall not impair or otherwise affect in any way the validity, force and effect of the Notice of Exclusive Control).

                 (b) So long as the Administrative Agent's Notice of Exclusive Control is not in effect, the Broker may allow the Pledgors to exercise (x) all voting, corporate and other rights pertaining to financial assets held in the In-Registration Company Pledged Collateral Account and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such financial assets as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the financial assets upon the merger, consolidation, reorganization, recapitalization or other financial change in the corporate structure of the issuer of such financial assets).

                 (c) After the Broker receives a Notice of Exclusive Control and has had a reasonable opportunity to comply, it will cease complying with entitlement orders or other instructions concerning the In-Registration Company Pledged Collateral Account originated by any Pledgor or any of their representatives and cease distributing interest and dividends on property in the In-Registration Company Pledged Collateral Account and cease making withdrawals to any Pledgor and will not allow any Pledgor to exercise (x) any voting, corporate or other rights pertaining to financial assets held in the account which would normally be exercised through the Broker or (y) any rights of conversion, exchange, subscription or other rights, privileges or options pertaining to such financial assets. The Broker shall be entitled to rely upon any entitlement order or Notice of Exclusive Control that it reasonably believes to be from the Administrative Agent. Until it receives a Notice of Exclusive Control, the Broker shall be entitled to continue to act on investment instructions from any Pledgor as are delivered in form satisfactory to the Broker.

     Section 4. Limited Withdrawals. Notwithstanding the provisions of Section 3 above, the Broker shall not comply with any entitlement order from any Pledgor requiring a free delivery of any financial assets from the In-Registration Company Pledged Collateral Account nor deliver any such financial assets to any Pledgor nor pay any free credit balance or other amount owing from the Broker to any Pledgor with respect to the In-Registration Company Pledged Collateral Account (each such delivery or payment being herein referred to as a "withdrawal"), except that the Broker shall be permitted to make withdrawals payable to, or deliverable at the direction of, any Pledgor consisting of (a) distributions of interest or dividends earned in the In-Registration Company Pledged Collateral Account upon delivery to the Broker, on or prior to 11:00 A.M. Eastern Standard Time on the date of any proposed disposition, of a written notice substantially in the form of Exhibit B attached hereto, (b) certain permitted withdrawals of pledged securities upon delivery to the Broker at least contemporaneously therewith of a written notice substantially in the form of Exhibit C attached hereto, (c) certain permitted exchanges of pledged securities upon (i) delivery to the Broker, on or before 3 days before any such proposed exchange, of a written notice substantially in the form of Exhibit D attached hereto and (ii) upon delivery by the Broker to the Administrative Agent of a letter evidencing that the transfer agent or other transferee of such pledged securities has agreed to hold such pledged securities as bailee for the Broker and (d) certain permitted withdrawals of pledged securities upon delivery to the Broker of a letter of direction substantially in the form of Exhibit E attached hereto.

     Section 5. Statements, Confirmations and Notices of Adverse Claims. The Broker will send copies of all statements and confirmations concerning the In-Registration Company Pledged Collateral Account to each Pledgor and the Administrative Agent at the address set forth in Section 14 of this Agreement. Upon receipt at the branch office of the Broker at which the In-Registration Company Pledged Collateral Account is maintained (which office is set forth in Section 14 hereof or to such other office as the Broker shall give notice to the Administrative Agent and each Pledgor) of written notice of any lien, encumbrance or adverse claim against the In-Registration Company Pledged Collateral Account or in any financial asset carried therein, the Broker will make reasonable efforts promptly to notify the Administrative Agent and each Pledgor thereof.

     Section 6. Limited Responsibility of Broker. (a) Except for permitting a withdrawal in violation of Section 3 or 4 above, failing to act in accordance with a Letter of Direction in violation of Section 4A above or advancing margin or other credit to any Pledgor in violation of Section 2 above, the Broker shall have no responsibility or liability to the Administrative Agent for complying with entitlement orders concerning the In-Registration Company Pledged Collateral Account from any Pledgor or any person reasonably believed by the Broker to be such Pledgors's authorized representatives as specified in the Merrill Lynch account agreement, which are received by the Broker before the Broker receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. The Broker shall have no responsibility or liability to any Pledgor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the In-Registration Company Pledged Collateral Account originated by the Administrative Agent, and shall have no responsibility to investigate the appropriateness of any such entitlement order or Notice of Exclusive Control, even if a Pledgor notifies the Broker that the Administrative Agent is not legally entitled to originate any such entitlement order or Notice of Exclusive Control, unless the Broker has been served at the address for notices set forth below (as such address may from time to time be changed in accordance with provisions hereof) with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (a "Court Order") enjoining it from complying and has had a reasonable opportunity to act on such Court Order. The Broker shall have no responsibility or liability to the Administrative Agent with respect to the value of the In-Registration Company Pledged Collateral Account or any asset held therein. This Agreement does not create any obligation or duty of the Broker other than those expressly set forth herein.

                 (b) The Broker shall be entitled to rely upon the authenticity of, and the truth of any statement in any certificate, opinion of counsel, evidence of indebtedness, notice, consent, instruction or other document reasonably believed by the Broker to be genuine and to be signed by the proper party or parties.

                 (c) The Broker shall not be liable with respect to any action taken or omitted to be taken by it in good faith in reliance upon the advice of its legal counsel.

     Section 7. Indemnification of Broker. (a) Each Pledgor agrees to indemnify and hold harmless the Broker, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent resulting from the Broker's gross negligence or willful misconduct.

                 (b) The Administrative Agent shall indemnify and hold harmless the Broker, its directors, officers, agents and employees against any losses, liabilities, and damages, including, without limitation, any and all court costs and reasonable attorney's fees incurred by the Broker as a consequence of actions taken pursuant to instructions of the Administrative Agent, except to the extent resulting from the Broker's gross negligence or willful misconduct.

     Section 8. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Broker and any Pledgor, the terms of this Agreement will prevail. Each Pledgor and the Administrative Agent agree that this Agreement supplements the applicable Merrill Lynch account agreement with respect to the In-Registration Company Pledged Collateral Account and that it does not abridge any rights that the Broker might otherwise have, except as expressly provided herein.

     Section 9. Termination. Unless earlier terminated by the Broker pursuant to this Section, this Agreement shall continue in effect until the Administrative Agent has notified the Broker in writing that this Agreement, or its security interest in the In-Registration Company Pledged Collateral Account, is terminated, which notice shall not be unreasonably withheld by the Administrative Agent upon any such termination. Upon receipt of such notice (i) the obligations of the Broker under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the In-Registration Company Pledged Collateral Account after the receipt of such notice shall terminate, (ii) the Administrative Agent shall have no further right to originate entitlement orders concerning the In-Registration Company Pledged Collateral Account, (iii) any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect, and (iv) the Broker may remove the references to "Pledged Securities" and "Administrative Agent" from the account titles. The Broker reserves the right, unilaterally, to terminate this Agreement, such termination to be effective 30 business days after written notice thereof is given to each Pledgor and the Administrative Agent.

     Section 10. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 8 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

     Section 11. Amendments. No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

     Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     Section 13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent under its security agreement with the Pledgors, provided that written notice thereof is given by the Administrative Agent to the Broker.

     Section 14. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above. Notices hereunder shall be addressed:

to Broker at:

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
100 Campus Drive, 3rd Floor
Florham Park, New Jersey 07963
Attention:  Robert E. Mulholland
Telephone:  (973) 301-7700
Telecopy:  (973) 301-7779

to ICG at:                                   to the Administrative Agent at:

Internet Capital Group, Inc.                 PNC Bank, National Association
103 The Springer Building                    One PNC Plaza - 22nd Floor
3411 Silverside Road                         249 Fifth Avenue
Wilmington, Delaware 19801                   Pittsburgh, PA 15222-2707
Attention: Vice President of                 Attention: Ms. Arlene Ohler
           Finance Operation                 Telephone: (412) 762-3627
Telephone: (302) 478-6160                    Telecopy: (412) 762-8672
Telecopy: (302) 478-3667

with a copy to:                              with a copy to:

Internet Capital Group Operations, Inc.      VentureBank@PNC
800 The Safeguard Building                   1000 Westlakes Drive
435 Devon Park Drive                         Suite 200
Wayne, PA 19087                              Berwyn, PA 19312
Attention: Mr. James N. Borum                Attention: Mr. John Freyhof
           Mr. Henry N. Nassau               Telephone: (610) 725-5752
Telephone: (610) 989-0111                    Telecopy: (610) 725-5799
Telecopy: (610) 989-0112
to ICG Holdings at:

ICG Holdings, Inc.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: General Counsel
Telephone: (302) 478-6160
Telecopy: (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy:  (610) 989-0112

to ICLP at:

1999 Internet Capital L.P.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: General Counsel
Telephone: (302) 478-6160
Telecopy: (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy: (610) 989-0112

          Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

     Section 16. Choice of Law. Regardless of any provision in any other agreement relating to the In-Registration Company Pledged Collateral Account, the parties hereto agree that this Agreement (including the establishment and maintenance of the In-Registration Company Pledged Collateral Account, and all interest, duties and obligations with respect to the In-Registration Company Pledged Collateral Account) shall be governed and construed in accordance with the law of the State of New York and that the "securities intermediary's jurisdiction", within the meaning of Section 8-110 of the UCC, of the Broker as securities intermediary in respect of the In-Registration Company Pledged Collateral Account, is the State of New York.

     Section 17. Additional Pledgors. At any time after the initial execution and delivery of this Agreement, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Administrative Agent and the Banks a Security Agreement (Special Collateral Account) Joinder substantially in the form of
Exhibit 1.1(U)(2) to the Credit Agreement and an Account Control Agreement (In-
-----------------
Registration Company Pledged Securities) Supplement substantially in the form of Exhibit F attached hereto. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor.

     Accepted and agreed to as of the date first above written.

                                   INTERNET CAPITAL GROUP, INC.



                                   By:  _________________________________
                                        Name:  John N. Nickolas
                                        Title: Managing Director, Finance
                                        and Assistant Treasurer


                                   ICG HOLDINGS, INC.



                                   By:  _________________________________
                                        Name:  John N. Nickolas
                                        Title: Managing Director, Finance
                                        and Assistant Treasurer


                                   1999 INTERNET CAPITAL L.P.


                                   By:  ICG HOLDINGS, INC., its general partner


                                   By:  _________________________________
                                        Name:  John N. Nickolas
                                        Title: Managing Director, Finance
                                        and Assistant Treasurer


                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED



                                   By:  _________________________________
                                        Name:  Robert E. Mulholland
                                        Title: First Vice President and
                                        District Director

                                           PNC BANK, NATIONAL ASSOCIATION,
                                             as Administrative Agent



                                           By:__________________________
                                              Name:_____________________
                                              Title:____________________

                                    Exhibit A

                       Sample Notice of Exclusive Control

                      [Letterhead of Administrative Agent]



Date: ___________________

To:    Merrill Lynch, Pierce, Fenner &
         Smith Incorporated ("Merrill Lynch")

       ________________________________
       ________________________________
       ________________________________
       Attention:______________________
       (insert address of Merrill Lynch office servicing Private Company Pledged Collateral Account as indicated on Account Statement)

Re: Pledged Collateral Account number________________________ in the name of "Internet Capital Group, Inc.
       Private Company Pledged Collateral Account for PNC Bank, National Association, as Administrative Agent"

         This is to notify Merrill Lynch that the above-referenced pledged collateral account (the "Private Company Pledged Collateral Account") is now under the exclusive control of PNC Bank, National Association, as Administrative Agent. Merrill Lynch is hereby instructed to cease complying with instructions given by or on behalf of Internet Capital Group, Inc., ICG Holdings, Inc., or 1999 Internet Capital L.P. relating to said Private Company Pledged Collateral Account, to cease distributing interest and regular cash dividends earned on property in the Private Company Pledged Collateral Account, and to refuse to accept any other instructions from Internet Capital Group, Inc., ICG Holdings, Inc., Internet Capital Group Operations, Inc. or 1999 Internet Capital L.P., as the case may be, intended to exercise any authority with respect to the Private Company Pledged Collateral Account unless instructed by the undersigned on behalf of PNC Bank, National Association, as Administrative Agent.

         PNC Bank, National Association warrants to Merrill Lynch that this Notice of Exclusive Control is lawful and authorized by the Security Agreement (Special Collateral Account) among Internet Capital Group, Inc., ICG Holdings, Inc., 1999 Internet Capital L.P. and PNC Bank, National Association, as Administrative Agent.

         All future instructions on the In-Registration Company Pledged Collateral Account shall be given solely by the undersigned on behalf of PNC Bank, National Association unless further evidence of authority is provided to Merrill Lynch.


                                              __________________________________
                                              print name



                                              __________________________________
                                              signature                    date

                                              __________________________________
                                              Title (an authorized officer)

                                    EXHIBIT B

                          Internet Capital Group, Inc.
                            103 The Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19801



                                                           ________, 200_


Merrill Lynch, Pierce, Fenner & Smith Incorporated

_______________________________
_______________________________
_______________________________
Attention:_____________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), Internet Capital Group Operations, Inc. ("ICG Operations"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     6. The aggregate amount of dividends and interest income the Pledgors propose to withdraw is ________________

     7. The remaining balance of the Private Company Pledged Collateral Account, after giving effect to the withdrawal, is ____________________

         8. Set forth below are payment instructions for the proposed withdrawal:

                        _______________________________

                        _______________________________

                        _______________________________


         ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

         Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111at your earliest convenience.



                                             Very truly yours,


                                             Internet Capital Group, Inc.



                                             By: _____________________________
                                                 Name: _______________________
                                                 Title: ______________________

cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                    EXHIBIT C

                          Internet Capital Group, Inc.
                            103 The Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19801



                                                         ______, 200_


Merrill Lynch, Pierce, Fenner & Smith Incorporated

_______________________________
_______________________________
_______________________________
Attention:  ___________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     8.  The pledged securities the Pledgors propose to withdraw are
         _________________.

     9. The pledged securities the Pledgors propose to receive in exchange therefore are _____________________________.

     10. Set forth below are instructions for the proposed delivery of such Pledged Securities:

                        _______________________________

                        _______________________________

                        _______________________________


         ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

         Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                               Very truly yours,


                                               Internet Capital Group, Inc.



                                               By: ___________________________
                                                   Name: _____________________
                                                   Title: ____________________



cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                   EXHIBIT D


                         Internet Capital Group, Inc.
                           103 The Springer Building
                             3411 Silverside Road
                          Wilmington, Delaware 19801



                                                         _____, 200_


Merrill Lynch, Pierce, Fenner & Smith Incorporated

_______________________________
_______________________________
_______________________________
Attention:_____________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     7. The pledged securities the Pledgors propose to exchange are
        _________________.

     8. Set forth below are instructions for the proposed exchange:

                        _______________________________

                        _______________________________

                        _______________________________


         ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

         Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                               Very truly yours,


                                               Internet Capital Group, Inc.



                                               By: ___________________________
                                                   Name: _____________________
                                                   Title: ____________________



cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                   EXHIBIT E


                              LETTER OF DIRECTION
                              -------------------


                                                      [_________, 200_]


To:    Merrill Lynch, Pierce, Fenner &
         Smith Incorporated ("Merrill Lynch")

       ____________________________
       ____________________________
       ____________________________
       Attention:__________________


Ladies and Gentlemen:

         This Letter of Direction is delivered in connection with that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

         The Broker is hereby authorized and directed to withdraw the pledged securities referred to on Schedule A attached hereto and immediately deposit each of them into the Public Company Pledged Collateral Account (as such term is defined in the Account Control Agreement (Public Company Pledged Securities)) held pursuant to that certain Account Control Agreement (Public Company Pledged Securities), dated as of March 28, 2000 (the "Account Control Agreement (Public Company Pledged Securities)"), by and among ICG, ICG Holdings, ICLP, Merrill Lynch and the Administrative Agent for the Banks under the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned duly authorized officer has executed this Letter of Direction as of the day and year first above written.

                                           Internet Capital Group, INC.

                                           By:______________________________
                                              Name:
                                              Title:


         The undersigned hereby acknowledge receipt of the foregoing Letter of Direction as of the day first above written and are in agreement with the instructions contained therein.

                                           PNC BANK, NATIONAL ASSOCIATION,
                                            as Administrative Agent

                                           By:________________________________
                                              Name:  Mr. John Freyhof
                                              Title: Vice President

                                  SCHEDULE A
                                  ----------

             [Insert list of Pledged Securities being transferred]

                                    Exhibit F

                 Form Of Account Control Agreement
            (In-Registration Company Pledged Securities) Supplement



                  This SUPPLEMENT, dated as of ____________________ (this "Supplement"), is made by __________________________, a _________________
corporation (the "Additional Pledgor"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (the "Broker") and PNC BANK, NATIONAL ASSOCIATION, as in its capacity as administrative agent for the Banks under that certain Credit Agreement (as hereinafter defined) referred to below (the "Administrative Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                    RECITALS
                                    --------

         WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000, among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein collectively as the "Borrowers"), the Guarantors party thereto, the Banks party thereto, the Administrative Agent and the Agents (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and

         WHEREAS, in connection with the Credit Agreement, the Borrowers (collectively the "Pledgors" and each a "Pledgor") have entered into the Security Agreement (Special Collateral Account), dated as of March 28, 2000, in favor of the Administrative Agent for the ratable benefit of the Banks (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement (Special Collateral Account)"); and

          WHEREAS, Broker has established securities accounts designated as (i) Account No. 438-07A50 entitled Internet Capital Group, Inc. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A53 entitled ICG Holdings, Inc. In-Registration Private Co. Pledged Securities Account for PNC Bank, as Administrative Agent, and (iii) Account No. 438-07A62 entitled 1999 Internet Capital L.P. In-Registration Private Co. Pledged Securities Account for PNC Bank, as Administrative Agent (collectively, the "In-Registration Company Pledged Collateral Account "); and

          WHEREAS, pursuant to the Security Agreement (Special Collateral Account), the Pledgors have granted the Administrative Agent a security interest in the In-Registration

Company Pledged Collateral Account and the pledged securities from time to time deposited in the In-Registration Company Pledged Collateral Account; and

         WHEREAS, the Administrative Agent, the Pledgors and the Broker have entered into an Account Control Agreement (In-Registration Company Pledged Securities) dated as of March 28, 2000 (the "Account Control Agreement (In-Registration Company Pledged Securities)") to perfect the security interest of the Administrative Agent in the In-Registration Company Pledged Collateral Account by providing for the Administrative Agent to have control over the In-Registration Company Pledged Collateral Account; and

         WHEREAS, Section 17 of the Account Control Agreement (In-Registration Company Pledged Securities) specifies that additional Persons may acquire the duties and rights of a Pledgor by becoming party to the Security Agreement (Special Collateral Account) and the Account Control Agreement (In-Registration Company Pledged Securities); and

         WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplement in order to become a party to the Account Control Agreement (In-Registration Company Pledged Securities).

         NOW, THEREFORE, IT IS AGREED:

         1. Account Control Agreement (In-Registration Company Pledged
            ----------------------------------------------------------
Securities). By executing and delivering this Supplement, the Additional
----------
Pledgor, as provided in Section 17 of the Account Control Agreement (In-Registration Company Pledged Securities) hereby becomes a party to the Account Control Agreement (In-Registration Company Pledged Securities), as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. By executing and delivering this Supplement, the Broker hereby represents and warrants that each of the representations and warranties made by the Broker contained in the Account Control Agreement (In-Registration Company Pledged Securities) is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

         2. Supplement to the Account Control Agreement (In-Registration Company
            --------------------------------------------------------------------
Pledged Securities). This Supplement is supplemental to the Account Control
-------------------
Agreement (In-Registration Company Pledged Securities), forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, the defined term " In-Registration Company Pledged Collateral Account" shall be deemed to include each account listed on Annex I to this Supplement.

          3. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
PENNSYLVANIA.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                         [NAME OF ADDITIONAL PLEDGOR],

                                         a ___________________ corporation


                                         By_______________________
                                           Name:
                                           Title:



                                         MERRILL LYNCH, PIERCE, FENNER &

                                            SMITH INCORPORATED


                                         By_______________________
                                           Name:
                                           Title:



                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as Administrative Agent


                                         By_______________________
                                           Name:
                                           Title:

                                                                         ANNEX I
                                                                   to Supplement


I. Supplements To In-Registration Company Pledged Collateral Account

         Account Number And Title
         ------------------------

                               EXHIBIT 1.1(P)(3)

                            Account Control Agreement
                      (Private Company Pledged Securities)


         Account Control Agreement (Private Company Pledged Securities), dated as of March 28, 2000 (this "Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings") and 1999 INTERNET CAPITAL L.P., a Delaware limited partnership ("ICLP" and together with ICG and ICG Holdings, each a "Pledgor" and collectively the "Pledgors"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation ("Broker") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Administrative Agent"), in its capacity as Administrative Agent for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined therein), the Guarantors (as defined therein), the Administrative Agent and the Agents (as defined therein).


                                   WITNESSETH:

         WHEREAS, Broker has established securities accounts designated as (i) Account No. 438-07A49 entitled Internet Capital Group, Inc. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A52 entitled ICG Holdings, Inc. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, and (iii) Account No. 438-07A61 entitled 1999 Internet Capital L.P. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent (collectively, the "Private Company Pledged Collateral Account");

         WHEREAS, pursuant to that certain Security Agreement (Special Collateral Account), dated as of March 28, 2000 (the "Security Agreement (Special Collateral Account)"), among the Pledgors and the Administrative Agent, the Pledgors have granted the Administrative Agent a security interest in, among other things, the Private Company Pledged Collateral Account and the pledged securities from time to time deposited in the Private Company Pledged Collateral Account;

         WHEREAS, it is a condition to the financing transactions contemplated by the Credit Agreement that the Administrative Agent obtain and continue to maintain a perfected first priority security interest in the Private Company Pledged Collateral Account and the Pledged Securities from time to time held therein;

         WHEREAS, the Administrative Agent, the Pledgors and the Broker are entering into this Agreement to perfect the security interest of the Administrative Agent in the Private Company

Pledged Collateral Account by providing for the Administrative Agent to have control over the Private Company Pledged Collateral Account;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. The Private Company Pledged Collateral Account. The Broker hereby represents and warrants to the Administrative Agent and the Pledgors that
(a) in the ordinary course of its business, the Broker maintains securities accounts for others, (b) the Private Company Pledged Collateral Account has been established with the titles as recited above, and (c) except for the claims and interest of the Administrative Agent and the Pledgors in the Private Company Pledged Collateral Account (subject to any claim in favor of the Broker permitted under Section 2), the manager executing this Agreement on behalf of the Broker does not know of any claim to or interest in the Private Company Pledged Collateral Account. All parties agree that the Private Company Pledged Collateral Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the "UCC") and that all property held by the Broker in the Private Company Pledged Collateral Account will be treated as financial assets under the UCC. However, the Pledgors and the Administrative Agent each acknowledge that the following assets are not covered by this Agreement even if shown, for information purposes, on a periodic account statement for the Private Company Pledged Collateral Account because the Broker is not the legal custodian of such assets: Money Market Deposit Account (MMDA) Balances, shares of ML Ready Assets Trusts, USA Government and USA Treasury Money Market Funds and of the Merrill Lynch Institutional Funds, non-listed limited partnership or limited liability interests, annuities and life insurance contracts, precious metals, loan receivables, note receivables, bridge loans, and similar such items. The Broker will not be responsible for assuring that any of these assets are not acquired with cash from the Private Company Pledged Collateral Account. The parties further acknowledge that no security entitlement under the UCC shall exist with respect to any financial asset which may be held by the Broker for any Pledgor (even though such financial asset may be shown on a periodic statement as being held in the Account) which is registered in the name of a Pledgor, payable to the order of a Pledgor or specially indorsed to a Pledgor, except to the extent the foregoing have been specially indorsed to the Broker or in blank.

         Section 2. Priority of Lien. The Broker hereby acknowledges the security interest granted to the Administrative Agent by the Pledgors. The Broker hereby confirms that the Private Company Pledged Collateral Account is a controlled securities account and cash account and that it will not advance any margin or other credit to the Pledgors nor hypothecate any securities carried in the Private Company Pledged Collateral Account except in connection with the settlement of trading activity permitted to be conducted by the Pledgors hereunder. The Broker hereby subordinates all liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the Private Company Pledged Collateral Account or any property carried in the Private Company Pledged Collateral Account or any free credit balance in the Private Company Pledged Collateral Account other than in connection with activities in which the Pledgors are permitted to engage hereunder, including the payment of the Broker's customary fees, commissions and other charges pursuant to its agreement with the Pledgors and for payment or delivery of financial assets purchased or sold for or from the Private Company Pledged Collateral Account. The Broker will not agree with any third party that the Broker will comply with entitlement orders concerning the Private Company Pledged Collateral Account originated by such third party without the prior written consent of the Administrative Agent and the Pledgors.

         Section 3. Control. (a) The Broker will comply with entitlement orders originated by the Administrative Agent concerning the Private Company Pledged Collateral Account without further consent by the Pledgors. In furtherance of the foregoing, the Broker will comply with all orders from the Administrative Agent directing the Broker to hold, transfer or dispose of all amounts and other financial assets in the Private Company Pledged Collateral Account as the Administrative Agent may from time to time specify, in each case, without obtaining the consent from the Pledgors, provided that, until such time as the Administrative Agent delivers a written notice to the Broker that the Administrative Agent is thereby exercising exclusive control over the Private Company Pledged Collateral Account (a "Notice of Exclusive Control"), in substantially the form of Exhibit A attached hereto, the Broker may comply with the trading instructions and other entitlement orders of any Pledgor, or any of the Pledgors' authorized representatives, with respect to the Private Company Pledged Collateral Account, except as otherwise provided in Section 4 below. The Administrative Agent shall promptly (and in any event, within five (5) days) notify each Pledgor in writing of the Administrative Agent's exercise of exclusive control over the Private Company Pledged Collateral Account (provided that failure to so notify any Pledgor within five (5) days shall not impair or otherwise affect in any way the validity, force and effect of the Notice of Exclusive Control).

                    (b) So long as the Administrative Agent's Notice of Exclusive Control is not in effect, the Broker may allow the Pledgors to exercise (x) all voting, corporate and other rights pertaining to financial assets held in the Private Company Pledged Collateral Account and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such financial assets as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the financial assets upon the merger, consolidation, reorganization, recapitalization or other financial change in the corporate structure of the issuer of such financial assets).

                    (c) After the Broker receives a Notice of Exclusive Control and has had a reasonable opportunity to comply, it will cease complying with entitlement orders or other instructions concerning the Private Company Pledged Collateral Account originated by any Pledgor or any of their representatives and cease distributing interest and dividends on property in the Private Company Pledged Collateral Account and cease making withdrawals to any Pledgor and will not allow any Pledgor to exercise (x) any voting, corporate or other rights pertaining to financial assets held in the account which would normally be exercised through the Broker or (y) any rights of conversion, exchange, subscription or other rights, privileges or options pertaining to such financial assets. The Broker shall be entitled to rely upon any entitlement order or Notice of Exclusive Control that it reasonably believes to be from the Administrative Agent. Until it receives a Notice of Exclusive Control, the Broker shall be entitled to continue to act on investment instructions from any Pledgor as are delivered in form satisfactory to the Broker.

         Section 4. Limited Withdrawals. Notwithstanding the provisions of
Section 3 above, the Broker shall not comply with any entitlement order from any Pledgor requiring a free delivery of any financial assets from the Private Company Pledged Collateral Account nor deliver any such financial assets to any Pledgor nor pay any free credit balance or other amount owing from the Broker to any Pledgor with respect to the Private Company Pledged Collateral Account (each such delivery or payment being herein referred to as a "withdrawal"), except that the Broker shall be permitted to make withdrawals payable to, or deliverable at the direction of, any Pledgor consisting of (a) distributions of interest or dividends earned in the Private Company Pledged Collateral Account upon delivery to the Broker, on or prior to 11:00 A.M. Eastern Standard Time on the date of any proposed disposition, of a written notice substantially in the form of Exhibit B attached hereto, (b) certain permitted withdrawals of pledged securities upon delivery to the Broker at least contemporaneously therewith of a written notice substantially in the form of Exhibit C attached hereto, (c) certain permitted exchanges of pledged securities upon delivery to the Broker, on or before 3 days before any such proposed exchange, of a written notice substantially in the form of Exhibit D attached hereto and (d) certain permitted withdrawals of pledged securities upon delivery to the Broker of a letter of direction substantially in the form of Exhibit E attached hereto.

         Section 5. Statements, Confirmations and Notices of Adverse Claims. The Broker will send copies of all statements and confirmations concerning the Private Company Pledged Collateral Account to each Pledgor and the Administrative Agent at the address set forth in Section 14 of this Agreement. Upon receipt at the branch office of the Broker at which the Private Company Pledged Collateral Account is maintained (which office is set forth in Section 14 hereof or to such other office as the Broker shall give notice to the Administrative Agent and each Pledgor) of written notice of any lien, encumbrance or adverse claim against the Private Company Pledged Collateral Account or in any financial asset carried therein, the Broker will make reasonable efforts promptly to notify the Administrative Agent and each Pledgor thereof.

        Section 6. Limited Responsibility of Broker. (a) Except for permitting a withdrawal in violation of Section 3 or 4 above, failing to act in accordance with a Letter of Direction in violation of Section 4A above or advancing margin or other credit to any Pledgor in violation of Section 2 above, the Broker shall have no responsibility or liability to the Administrative Agent for complying with entitlement orders concerning the Private Company Pledged Collateral Account from any Pledgor or any person reasonably believed by the Broker to be such Pledgors's authorized representatives as specified in the Merrill Lynch account agreement, which are received by the Broker before the Broker receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. The Broker shall have no responsibility or liability to any Pledgor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Private Company Pledged Collateral Account originated by the Administrative Agent, and shall have no responsibility to investigate the appropriateness of any such entitlement order or Notice of Exclusive Control, even if a Pledgor notifies the Broker that the Administrative Agent is not legally entitled to originate any such entitlement order or Notice of Exclusive Control, unless the Broker has been served at the address for notices set forth below (as such address may from time to time be changed in accordance with provisions hereof) with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (a "Court Order") enjoining it from complying and has had a reasonable opportunity to act on such Court Order. The Broker shall have no responsibility or liability to the Administrative Agent with respect to the value of the Private Company Pledged Collateral Account or any asset held therein. This Agreement does not create any obligation or duty of the Broker other than those expressly set forth herein.

                    (b) The Broker shall be entitled to rely upon the authenticity of, and the truth of any statement in any certificate, opinion of counsel, evidence of indebtedness, notice, consent, instruction or other document reasonably believed by the Broker to be genuine and to be signed by the proper party or parties.

                    (c) The Broker shall not be liable with respect to any action taken or omitted to be taken by it in good faith in reliance upon the advice of its legal counsel.

         Section 7. Indemnification of Broker. (a) Each Pledgor agrees to indemnify and hold harmless the Broker, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent resulting from the Broker's gross negligence or willful misconduct.

                    (b) The Administrative Agent shall indemnify and hold harmless the Broker, its directors, officers, agents and employees against any losses, liabilities, and damages, including, without limitation, any and all court costs and reasonable attorney's fees incurred by the Broker as a consequence of actions taken pursuant to instructions of the Administrative Agent, except to the extent resulting from the Broker's gross negligence or willful misconduct.

         Section 8. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Broker and any Pledgor, the terms of this Agreement will prevail. Each Pledgor and the Administrative Agent agree that this Agreement supplements the applicable Merrill Lynch account agreement with respect to the Private Company Pledged Collateral Account and that it does not abridge any rights that the Broker might otherwise have, except as expressly provided herein.

         Section 9. Termination. Unless earlier terminated by the Broker pursuant to this Section, this Agreement shall continue in effect until the Administrative Agent has notified the

Broker in writing that this Agreement, or its security interest in the Private Company Pledged Collateral Account, is terminated, which notice shall not be unreasonably withheld by the Administrative Agent upon any such termination. Upon receipt of such notice (i) the obligations of the Broker under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Private Company Pledged Collateral Account after the receipt of such notice shall terminate, (ii) the Administrative Agent shall have no further right to originate entitlement orders concerning the Private Company Pledged Collateral Account, (iii) and any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect, and
(iv) the Broker may remove the references to "Pledged Securities" and "Administrative Agent" from the account titles. The Broker reserves the right, unilaterally, to terminate this Agreement, such termination to be effective 30 business days after written notice thereof is given to each Pledgor and the Administrative Agent.

         Section 10. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 8 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

         Section 11. Amendments. No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         Section 13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent under its security agreement with the Pledgors, provided that written notice thereof is given by the Administrative Agent to the Broker.

         Section 14. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above. Notices hereunder shall be addressed:

to Broker at:

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
100 Campus Drive, 3rd Floor
Florham Park, New Jersey 07963
Attention:  Robert E. Mulholland
Telephone:  (973) 301-7700
Telecopy:  (973) 301-7779

to ICG at:                                                    to the Administrative Agent at:

Internet Capital Group, Inc.                                  PNC Bank, National Association
103 The Springer Building                                     One PNC Plaza - 22nd Floor
3411 Silverside Road                                          249 Fifth Avenue
Wilmington, Delaware 19801                                    Pittsburgh, PA  15222-2707
Attention:  Vice President of Finance Operation               Attention:  Ms. Arlene Ohler
Telephone:  (302) 478-6160                                    Telephone:  (412) 762-3627
Telecopy:  (302) 478-3667                                     Telecopy:  (412) 762-8672

with a copy to:                                               with a copy to:

Internet Capital Group Operations, Inc.                       VentureBank@PNC
800 The Safeguard Building                                    1000 Westlakes Drive
435 Devon Park Drive                                          Suite 200
Wayne, PA  19087                                              Berwyn, PA  19312
Attention: Mr. James N. Borum                                 Attention:  Mr. John Freyhof
           Mr. Henry N. Nassau                                Telephone:  (610) 725-5752
Telephone:  (610) 989-0111                                    Telecopy:  (610) 725-5799
Telecopy:  (610) 989-0112

to ICG Holdings at:

ICG Holdings, Inc.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention:  General Counsel
Telephone:  (302) 478-6160
Telecopy:  (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone:  (610) 989-0111
Telecopy:  (610) 989-0112


to ICLP at:

1999 Internet Capital L.P.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention:  General Counsel
Telephone:  (302) 478-6160
Telecopy:  (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone:  (610) 989-0111
Telecopy:  (610) 989-0112

          Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          Section 16. Choice of Law. Regardless of any provision in any other agreement relating to the Private Company Pledged Collateral Account, the parties hereto agree that this Agreement (including the establishment and maintenance of the Private Company Pledged Collateral Account, and all interest, duties and obligations with respect to the Private Company Pledged Collateral Account) shall be governed and construed in accordance with the law of the State of New York and that the "securities intermediary's jurisdiction", within the meaning of Section 8-110 of the UCC, of the Broker as securities intermediary in respect of the Private Company Pledged Collateral Account, is the State of New York.

          Section 17. Additional Pledgors. At any time after the initial execution and delivery of this Agreement, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Administrative Agent and the Banks a Security Agreement (Special Collateral Account) Joinder substantially in the form of Exhibit 1.1(U)(2) to the Credit Agreement and an Account Control
        -----------------
Agreement (Private Company Pledged Securities) Supplement substantially in the form of Exhibit F attached hereto. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Accepted and agreed to as of the date first above written.

                                          INTERNET CAPITAL GROUP, INC.



                                          By:  _________________________________
                                               Name:  John N. Nickolas
                                               Title: Managing Director, Finance
                                               and Assistant Treasurer


                                          ICG HOLDINGS, INC.



                                          By:  _________________________________
                                               Name:  John N. Nickolas
                                               Title: Managing Director, Finance
                                               and Assistant Treasurer


                                          1999 INTERNET CAPITAL L.P.


                                          By:  ICG HOLDINGS, INC., its general
                                            partner


                                          By:_________________________________
                                               Name:  John N. Nickolas
                                               Title: Managing Director, Finance
                                               and Assistant Treasurer


                                          MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED



                                          By:  _________________________________
                                               Name:  Robert E. Mulholland
                                               Title: First Vice President and
                                               District Director

                                          PNC BANK, NATIONAL ASSOCIATION,
                                            as Administrative Agent



                                          By:  _________________________________
                                               Name:____________________________
                                               Title:___________________________

                                   Exhibit A

                      Sample Notice of Exclusive Control

                     [Letterhead Of Administrative Agent]



Date:  _______________

To:    Merrill Lynch, Pierce, Fenner &
        Smith Incorporated ("Merrill Lynch")

       _____________________________________
       _____________________________________
       _____________________________________
       Attention:___________________________
       (insert address of Merrill Lynch office
       servicing Private Company Pledged Collateral Account as indicated on Account Statement)

Re: Pledged Collateral Account number ______________________________ in the name of "Internet Capital Group, Inc.
       Private Company Pledged Collateral Account for PNC Bank, National Association, as Administrative Agent"

         This is to notify Merrill Lynch that the above-referenced pledged collateral account (the "Private Company Pledged Collateral Account") is now under the exclusive control of PNC Bank, National Association, as Administrative Agent. Merrill Lynch is hereby instructed to cease complying with instructions given by or on behalf of Internet Capital Group, Inc., ICG Holdings, Inc., or 1999 Internet Capital L.P. relating to said Private Company Pledged Collateral Account, to cease distributing interest and regular cash dividends earned on property in the Private Company Pledged Collateral Account, and to refuse to accept any other instructions from Internet Capital Group, Inc., ICG Holdings, Inc., Internet Capital Group Operations, Inc. or 1999 Internet Capital L.P., as the case may be, intended to exercise any authority with respect to the Private Company Pledged Collateral Account unless instructed by the undersigned on behalf of PNC Bank, National Association, as Administrative Agent.

         PNC Bank, National Association warrants to Merrill Lynch that this Notice of Exclusive Control is lawful and authorized by the Security Agreement (Special Collateral Account) among Internet Capital Group, Inc., ICG Holdings, Inc., 1999 Internet Capital L.P. and PNC Bank, National Association, as Administrative Agent.

         All future instructions on the Private Company Pledged Collateral Account shall be given solely by the undersigned on behalf of PNC Bank, National Association unless further evidence of authority is provided to Merrill Lynch.


                                              __________________________________
                                              print name


                                              __________________________________
                                              signature                     date

                                              __________________________________
                                              Title (an authorized officer)

                                   EXHIBIT B

                         Internet Capital Group, Inc.
                           103 The Springer Building
                             3411 Silverside Road
                          Wilmington, Delaware 19801



                                                                  ________, 200_


Merrill Lynch, Pierce, Fenner & Smith
Incorporated
_______________________________
_______________________________
_______________________________
Attention:  ___________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), Internet Capital Group Operations, Inc. ("ICG Operations"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     12. The aggregate amount of dividends and interest income the Pledgors propose to withdraw is _______________________________________________

     13. The remaining balance of the Private Company Pledged Collateral Account, after giving effect to the withdrawal, is ____________________

     14. Set forth below are payment instructions for the proposed withdrawal:

                        _______________________________

                        _______________________________

                        _______________________________


     ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111at your earliest convenience.



                                                 Very truly yours,


                                                 Internet Capital Group, Inc.



                                                 By:__________________________
                                                    Name: ____________________
                                                    Title: ___________________

cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                   EXHIBIT C

                         Internet Capital Group, Inc.
                           103 The Springer Building
                             3411 Silverside Road
                          Wilmington, Delaware 19801



                                                                    ______, 200_


Merrill Lynch, Pierce, Fenner & Smith
Incorporated
____________________________
____________________________
____________________________
Attention:  ________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     13. The pledged securities the Pledgors propose to withdraw are ___________

     14. Set forth below are instructions for the proposed delivery of such Pledged Securities:


                        ______________________________

                        ______________________________

                        ______________________________

     ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                                 Very truly yours,


                                                 Internet Capital Group, Inc.



                                                 By: _________________________
                                                     Name: ___________________
                                                     Title: __________________



cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                    EXHIBIT D


                          Internet Capital Group, Inc.
                            103 The Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19801



                                                                     _____, 200_


Merrill Lynch, Pierce, Fenner & Smith
Incorporated
__________________________
__________________________
__________________________
Attention:  ______________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     9.  The pledged securities the Pledgors propose to exchange are ___________

     10. The pledged securities the Pledgors propose to receive in exchange therefor are _________________.

     11. Set forth below are instructions for the proposed exchange:

                       _______________________________

                       _______________________________

                       _______________________________


     ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                                 Very truly yours,


                                                 Internet Capital Group, Inc.



                                                 By: _________________________
                                                     Name: ___________________
                                                     Title: __________________

cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                    EXHIBIT E


                               LETTER OF DIRECTION
                               -------------------

                                            [_________, 200_]


To:    Merrill Lynch, Pierce, Fenner &
        Smith Incorporated ("Merrill Lynch")
       __________________________________
       __________________________________
       __________________________________
       Attention:________________________


Ladies and Gentlemen:

         This Letter of Direction is delivered in connection with that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

         The Broker is hereby authorized and directed to withdraw the pledged securities referred to on Schedule A attached hereto and immediately deposit each of them into the Public Company Pledged Collateral Account (as such term is defined in the Account Control Agreement (Public Company Pledged Securities)) held pursuant to that certain Account Control Agreement (Public Company Pledged Securities), dated as of March 28, 2000 (the "Account Control Agreement (Public Company Pledged Securities)"), by and among ICG, ICG Holdings, ICLP, Merrill Lynch and the Administrative Agent for the Banks under the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned duly authorized officer has executed this Letter of Direction as of the day and year first above written.


                                                INTERNET CAPITAL GROUP, INC.

                                                By:_________________________
                                                   Name:
                                                   Title:

     The undersigned hereby acknowledge receipt of the foregoing Letter of Direction as of the day first above written and are in agreement with the instructions contained therein.

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                  as Administrative Agent

                                                By:__________________________
                                                   Name:  Mr. John Freyhof
                                                   Title: Vice President

                                   Exhibit F

                       Form of Account Control Agreement

                (Private Company Pledged Securities) Supplement



          This SUPPLEMENT, dated as of ____________________ (this "Supplement"), is made by __________________________, a _________________
corporation (the "Additional Pledgor"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (the "Broker") and PNC BANK, NATIONAL ASSOCIATION, as in its capacity as administrative agent for the Banks under that certain Credit Agreement (as hereinafter defined) referred to below (the "Administrative Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                   RECITALS

     WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000, among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein collectively as the "Borrowers"), the Guarantors party thereto, the Banks party thereto, the Administrative Agent and the Agents (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and

     WHEREAS, in connection with the Credit Agreement, the Borrowers (collectively the "Pledgors" and each a "Pledgor") have entered into the Security Agreement (Special Collateral Account), dated as of March 28, 2000, in favor of the Administrative Agent for the ratable benefit of the Banks (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement (Special Collateral Account)"); and

     WHEREAS, Broker has established securities accounts designated as (i) Account No. 438-07A49 entitled Internet Capital Group, Inc. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A52 entitled ICG Holdings, Inc. Private Co. Pledged Securities Account for PNC Bank, as Administrative Agent, and (iii) Account No. 438-07A61 entitled 1999 Internet Capital L.P. Private Co. Pledged Securities Account for PNC Bank, as Administrative Agent (collectively, the "Private Company Pledged Collateral Account"); and

     WHEREAS, pursuant to the Security Agreement (Special Collateral
Account), the Pledgors have granted the Administrative Agent a security interest in the Private Company

Pledged Collateral Account and the pledged securities from time to time deposited in the Public Company Pledged Collateral Account; and

         WHEREAS, the Administrative Agent, the Pledgors and the Broker have entered into an Account Control Agreement (Public Company Pledged Securities) dated as of March 28, 2000 (the "Account Control Agreement (Public Company Pledged Securities)") to perfect the security interest of the Administrative Agent in the Public Company Pledged Collateral Account by providing for the Administrative Agent to have control over the Public Company Pledged Collateral Account; and

         WHEREAS, Section 17 of the Account Control Agreement (Public Company Pledged Securities) specifies that additional Persons may acquire the duties and rights of a Pledgor by becoming party to the Security Agreement (Special Collateral Account) and the Account Control Agreement (Public Company Pledged Securities); and

         WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplement in order to become a party to the Account Control Agreement (Public Company Pledged Securities).

         NOW, THEREFORE, IT IS AGREED:

         1.  Account Control Agreement (Public Company Pledged Securities). By
             -------------------------------------------------------------
executing and delivering this Supplement, the Additional Pledgor, as provided in
Section 17 of the Account Control Agreement (Public Company Pledged Securities) hereby becomes a party to the Account Control Agreement (Public Company Pledged Securities), as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. By executing and delivering this Supplement, the Broker hereby represents and warrants that each of the representations and warranties made by the Broker contained in the Account Control Agreement (Public Company Pledged Securities) is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

         2.  Supplement to the Account Control Agreement (Public Company Pledged
             -------------------------------------------------------------------
Securities). This Supplement is supplemental to the Account Control Agreement
-----------
(Public Company Pledged Securities), forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, the defined term "Public Company Pledged Collateral Account" shall be deemed to include each account listed on Annex I to this Supplement.

     3.   Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                       [NAME OF ADDITIONAL PLEDGOR],

                                       a ___________________ corporation


                                       By_______________________
                                         Name:
                                         Title:


                                       MERRILL LYNCH, PIERCE, FENNER &

                                            SMITH INCORPORATED


                                       By_______________________
                                         Name:
                                         Title:



                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as Administrative Agent


                                       By_______________________
                                         Name:
                                         Title:

                                                                         ANNEX I
                                                                   to Supplement


I. Supplements To Public Company Pledged Collateral Account


          Account Number and Title
          ------------------------

                               EXHIBIT 1.1(P)(4)

                            Account Control Agreement
                       (Public Company Pledged Securities)


         Account Control Agreement (Public Company Pledged Securities), dated as of March 28, 2000 (this "Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"), and 1999 INTERNET CAPITAL L.P., a Delaware limited partnership ("ICLP" and together with ICG and ICG Holdings, each a "Pledgor" and collectively the "Pledgors"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation ("Broker") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Administrative Agent"), in its capacity as Administrative Agent for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined therein), the Guarantors (as defined therein), the Administrative Agent and the Agents (as defined therein).


                                   Witnesseth:

          WHEREAS, Broker has established securities accounts designated as (i) Account No. 438-07A48 entitled Internet Capital Group, Inc. Public Co.
Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A51 entitled ICG Holdings, Inc. Public Co. Pledged
Securities Account for PNC Bank, N.A. as Administrative Agent, and (iii) Account No. 438-07A60 entitled 1999 Internet Capital L.P. Public Co.
Pledged Securities Account for PNC Bank, N.A. as Administrative Agent (collectively, the "Public Company Pledged Collateral Account");

         WHEREAS, pursuant to that certain Security Agreement (Special Collateral Account), dated as of March 28, 2000 (the "Security Agreement (Special Collateral Account)"), among the Pledgors and the Administrative Agent, the Pledgors have granted the Administrative Agent a security interest in the Public Company Pledged Collateral Account and the pledged securities from time to time deposited in the Public Company Pledged Collateral Account;

         WHEREAS, it is a condition to the financing transactions contemplated by the Credit Agreement that the Administrative Agent obtain and continue to maintain a perfected first priority security interest in the Public Company Pledged Collateral Account and the pledged securities from time to time held therein;

         WHEREAS, the Administrative Agent, the Pledgors and the Broker are entering into this Agreement to perfect the security interest of the Administrative Agent in the Public Company Pledged Collateral Account by providing for the Administrative Agent to have control over the Public Company Pledged Collateral Account;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         Section 1. The Public Company Pledged Collateral Account. The Broker hereby represents and warrants to the Administrative Agent and the Pledgors that
(a) in the ordinary course of its business, the Broker maintains securities with the title accounts for others, (b) the Public Company Pledged Collateral Account has been established with the titles as recited above, and (c) except for the claims and interest of the Administrative Agent and the Pledgors in the Public Company Pledged Collateral Account (subject to any claim in favor of the Broker permitted under Section 2), the manager executing this Agreement on behalf of the Broker does not know of any claim to or interest in the Public Company Pledged Collateral Account. All parties agree that the Public Company Pledged Collateral Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the "UCC") and that all property held by the Broker in the Public Company Pledged Collateral Account will be treated as financial assets under the UCC. However, the Pledgors and the Administrative Agent each acknowledge that the following assets are not covered by this Agreement even if shown, for information purposes, on a periodic account statement for the Public Company Pledged Collateral Account because the Broker is not the legal custodian of such assets: Money Market Deposit Account (MMDA) Balances, shares of ML Ready Assets Trusts, USA Government and USA Treasury Money Market Funds and of the Merrill Lynch Institutional Funds, non-listed limited partnership or limited liability interests, annuities and life insurance contracts, precious metals, loan receivables, note receivables, bridge loans and similar such items. The Broker will not be responsible for assuring that any of these assets are not acquired with cash from the Public Company Pledged Collateral Account. The parties further acknowledge that no security entitlement under the UCC shall exist with respect to any financial asset which may be held by the Broker for any Pledgor (even though such financial asset may be shown on a periodic statement as being held in the Account) which is registered in the name of a Pledgor, payable to the order of a Pledgor or specially indorsed to a Pledgor, except to the extent the foregoing have been specially indorsed to the Broker or in blank.

           Section 2. Priority of Lien. The Broker hereby acknowledges the security interest granted to the Administrative Agent by the Pledgors. The Broker hereby confirms that the Public Company Pledged Collateral Account is a controlled securities account and cash account and that it will not advance any margin or other credit to the Pledgors nor hypothecate any securities carried in the Public Company Pledged Collateral Account except in connection with the settlement of trading activity permitted to be conducted by the Pledgors hereunder. The Broker hereby subordinates all liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the Public Company Pledged Collateral Account or any property carried in the Public Company Pledged Collateral Account or any free credit balance in the Public Company Pledged Collateral Account other than in connection with activities in which the Pledgors are permitted to engage hereunder, including the payment of the Broker's customary fees, commissions and other charges pursuant to its agreement with the Pledgors and for payment or delivery of financial assets purchased or sold for or from the Public Company Pledged Collateral Account. The Broker will not agree with any third party that the Broker will comply with entitlement orders concerning the Public Company Pledged Collateral Account originated by such third party without the prior written consent of the Administrative Agent and the Pledgors.

           Section 3. Control. (a) The Broker will comply with entitlement orders originated by the Administrative Agent concerning the Public Company Pledged Collateral Account without further consent by the Pledgors. In furtherance of the foregoing, the Broker will comply with all orders from the Administrative Agent directing the Broker to hold, transfer or dispose of all amounts and other financial assets in the Public Company Pledged Collateral Account as the Administrative Agent may from time to time specify, in each case, without obtaining the consent from the Pledgors, provided that, until such time as the Administrative Agent delivers a written notice to the Broker that the Administrative Agent is thereby exercising exclusive control over the Public Company Pledged Collateral Account (a "Notice of Exclusive Control"), in substantially the form of Exhibit A attached hereto, the Broker may comply with the trading instructions and other entitlement orders of any Pledgor, or any of the Pledgors' authorized representatives, with respect to the Public Company Pledged Collateral Account, except as otherwise provided in Section 4 below. The Administrative Agent shall promptly (and in any event, within five (5) days) notify each Pledgor in writing of the Administrative Agent's exercise of exclusive control over the Public Company Pledged Collateral Account (provided that failure to so notify any Pledgor within five (5) days shall not impair or otherwise affect in any way the validity, force and effect of the Notice of Exclusive Control).

                         (b)        So long as the Administrative Agent's Notice
of Exclusive Control is not in effect, the Broker may allow the Pledgors to exercise (x) all voting, corporate and other rights pertaining to financial assets held in the Public Company Pledged Collateral Account and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such financial assets as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the financial assets upon the merger, consolidation, reorganization, recapitalization or other financial change in the corporate structure of the issuer of such financial assets).

                         (c)        After the Broker receives a Notice of
Exclusive Control and has had a reasonable opportunity to comply, it will cease complying with entitlement orders or other instructions concerning the Public Company Pledged Collateral Account originated by any Pledgor or any of their representatives and cease distributing interest and dividends on property in the Public Company Pledged Collateral Account and cease making withdrawals to any Pledgor and will not allow any Pledgor to exercise (x) any voting, corporate or other rights pertaining to financial assets held in the account which would normally be exercised through the Broker or (y) any rights of conversion, exchange, subscription or other rights, privileges or options pertaining to such financial assets. The Broker shall be entitled to rely upon any entitlement order or Notice of Exclusive Control that it reasonably believes to be from the Administrative Agent. Until it receives a Notice of Exclusive Control, the Broker shall be entitled to continue to act on investment instructions from any Pledgor as are delivered in form satisfactory to the Broker.

           Section 4. Limited Withdrawals. Notwithstanding the provisions of
Section 3 above, the Broker shall not comply with any entitlement order from any Pledgor requiring a free delivery of any financial assets from the Public Company Pledged Collateral Account nor deliver any such financial assets to any Pledgor nor pay any free credit balance or other amount owing from the Broker to any Pledgor with respect to the Public Company Pledged Collateral Account (each such delivery or payment being herein referred to as a "withdrawal"), except that the Broker shall be permitted to make withdrawals payable to, or deliverable at the direction of, any Pledgor consisting of (a) distributions of interest or dividends earned in the Public Company Pledged Collateral Account upon delivery to the Administrative Agent and the Broker, on or prior to 11:00 A.M. Eastern Standard Time on the date of any proposed disposition, of a written notice substantially in the form of Exhibit B attached hereto or (b) certain permitted withdrawals of pledged securities upon delivery to the Broker at least contemporaneously therewith of a written notice substantially in the form of Exhibit C attached hereto, signed by the applicable Pledgor(s) and the Administrative Agent.

           Section 5. Statements, Confirmations and Notices of Adverse Claims. The Broker will send copies of all statements and confirmations concerning the Public Company Pledged Collateral Account to each Pledgor and the Administrative Agent at the address set forth in Section 14 of this Agreement. Upon receipt at the branch office of the Broker at which the Public Company Pledged Collateral Account is maintained (which office is set forth in Section 14 hereof or to such other office as the Broker shall give notice to the Administrative Agent and each Pledgor) of written notice of any lien, encumbrance or adverse claim against the Public Company Pledged Collateral Account or in any financial asset carried therein, the Broker will make reasonable efforts promptly to notify the Administrative Agent and each Pledgor thereof.

           Section 6. Limited Responsibility of Broker. (a) Except for permitting a withdrawal in violation of Section 3 or 4 above or advancing margin or other credit to any Pledgor in violation of Section 2 above, the Broker shall have no responsibility or liability to the Administrative Agent for complying with entitlement orders concerning the Public Company Pledged Collateral Account from any Pledgor or any person reasonably believed by the Broker to be such Pledgors's authorized representatives, as specified in the Merrill Lynch account agreement, which are received by the Broker before the Broker receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. The Broker shall have no responsibility or liability to any Pledgor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Public Company Pledged Collateral Account originated by the Administrative Agent, and shall have no responsibility to investigate the appropriateness of any such entitlement order or Notice of Exclusive Control, even if a Pledgor notifies the Broker that the Administrative Agent is not legally entitled to originate any such entitlement order or Notice of Exclusive Control, unless the Broker has been served at the address for notices set forth below (as such address may from time to time be changed in accordance with provisions hereof) with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (a "Court Order") enjoining it from complying and has had a reasonable opportunity to act on such Court Order. The Broker shall have no responsibility or liability to the Administrative Agent with respect to the value of the Public Company Pledged Collateral Account or any asset held therein. This Agreement does not create any obligation or duty of the Broker other than those expressly set forth herein.

                         (b)        The Broker shall be entitled to rely upon
the authenticity of, and the truth of any statement in any certificate, opinion of counsel, evidence of indebtedness, notice, consent, instruction or other document reasonably believed by the Broker to be genuine and to be signed by the proper party or parties.

                         (c)        The Broker  shall not be liable with
respect to any action taken or omitted to be taken by it in good faith in reliance upon the advice of its legal counsel.

           Section 7. Indemnification of Broker. (a) Each Pledgor agrees to indemnify and hold harmless the Broker, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent resulting from the Broker's gross negligence or willful misconduct.

     (b) The Administrative Agent shall indemnify and hold harmless the Broker, its directors, officers, agents and employees against any losses, liabilities, and damages, including, without limitation, any and all court costs and reasonable attorney's fees incurred by the Broker as a consequence of actions taken pursuant to instructions of the Administrative Agent, except to the extent resulting from the Broker's gross negligence or willful misconduct.

           Section 8. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Broker and any Pledgor, the terms of this Agreement will prevail. Each Pledgor and the Administrative Agent agree that this Agreement supplements the applicable Merrill Lynch account agreement with respect to the Public Company Pledged Collateral Account, and that it does not abridge any rights that the Broker might otherwise have, except as expressly provided herein.

           Section 9. Termination. Unless earlier terminated by the Broker pursuant to this Section, this Agreement shall continue in effect until the Administrative Agent has notified the Broker in writing that this Agreement, or its security interest in the Public Company Pledged Collateral Account, is terminated, which notice shall not be unreasonably withheld by the Administrative Agent upon any such termination. Upon receipt of such notice (i) the obligations of the Broker under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Public Company Pledged Collateral Account after the receipt of such notice shall terminate, (ii) the Administrative Agent shall have no further right to originate entitlement orders concerning the Public Company Pledged Collateral Account, (iii) any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect, and (iv) the Broker may remove the references to "Pledged Securities" and "Administrative Agent" from the account titles. The Broker reserves the right, unilaterally, to terminate this Agreement, such termination to be effective 30 business days after written notice thereof is given to each Pledgor and the Administrative Agent.

          Section 10. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section
8 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

          Section 11. Amendments. No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

     Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

          Section 13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent under its security agreement with the Pledgors, provided that written notice thereof is given by the Administrative Agent to the Broker.

          Section 14. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above. Notices hereunder shall be addressed:

to Broker at:

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
100 Campus Drive, 3rd Floor
Florham Park, New Jersey 07963
Attention:  Robert E. Mulholland
Telephone:  (973) 301-7700
Telecopy:  (973) 301-7779
to ICG at:                                       to the Administrative Agent at:

Internet Capital Group, Inc.                     PNC Bank, National Association
103 The Springer Building                        One PNC Plaza - 22nd Floor
3411 Silverside Road                             249 Fifth Avenue
Wilmington, Delaware 19801                       Pittsburgh, PA  15222-2707
Attention:  Vice President of Finance Operation  Attention:  Ms. Arlene Ohler
Telephone:  (302) 478-6160                       Telephone:  (412) 762-3627
Telecopy:  (302) 478-3667                        Telecopy:  (412) 762-8672

with a copy to:                                  with a copy to:

Internet Capital Group Operations, Inc.          VentureBank@PNC
800 The Safeguard Building                       1000 Westlakes Drive
435 Devon Park Drive                             Suite 200
Wayne, PA  19087                                 Berwyn, PA  19312
Attention: Mr. James N. Borum                    Attention:  Mr. John Freyhof
           Mr. Henry N. Nassau                   Telephone:  (610) 725-5752
Telephone:  (610) 989-0111                       Telecopy:  (610) 725-5799
Telecopy:  (610) 989-0112

to ICG Holdings at:

ICG Holdings, Inc.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention:  General Counsel
Telephone:  (302) 478-6160
Telecopy:  (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone:  (610) 989-0111
Telecopy:  (610) 989-0112
to ICLP at:

1999 Internet Capital L.P.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: General Counsel
Telephone: (302) 478-6160
Telecopy: (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone:  (610) 989-0111
Telecopy:  (610) 989-0112

          Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          Section 16. Choice of Law. Regardless of any provision in any other agreement relating to the Public Company Pledged Collateral Account, the parties hereto agree that this Agreement (including the establishment and maintenance of the Public Company Pledged Collateral Account, and all interest, duties and obligations with respect to the Public Company Pledged Collateral Account) shall be governed and construed in accordance with the law of the State of New York and that the "securities intermediary's jurisdiction", within the meaning of
Section 8-110 of the UCC, of the Broker as securities intermediary in respect of the Public Company Pledged Collateral Account, is the State of New York.

     Section 17. Additional Pledgors. At any time after the initial execution and delivery of this Agreement, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Administrative Agent and the Banks a Security Agreement (Special Collateral Account) Joinder substantially in the form of
Exhibit 1.1(U)(2) to the Credit Agreement and an Account Control Agreement
-----------------
(Public Company Pledged Securities) Supplement substantially in the form of Exhibit D attached hereto. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Accepted and agreed to as of the date first above written.

                                           INTERNET CAPITAL GROUP, INC.



                                           By:__________________________________
                                              Name:  John N. Nickolas
                                              Title: Managing Director, Finance
                                              and Assistant Treasurer


                                           ICG HOLDINGS, INC.



                                           By:__________________________________
                                              Name:  John N. Nickolas
                                              Title: Managing Director, Finance
                                              and Assistant Treasurer


                                           1999 INTERNET CAPITAL L.P.


                                           By:  ICG HOLDINGS, INC., its general
                                           partner


                                           By:__________________________________
                                              Name:  John N. Nickolas
                                              Title: Managing Director, Finance
                                              and Assistant Treasurer


                                           MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED



                                           By:__________________________________
                                              Name:  Robert E. Mulholland
                                              Title: Vice President and
                                              District Director

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                 as Administrative Agent


                                                By:____________________________
                                                   Name:_______________________
                                                   Title:______________________

                                   EXHIBIT A
                      SAMPLE NOTICE OF EXCLUSIVE CONTROL
                     [LETTERHEAD OF ADMINISTRATIVE AGENT]



Date:
       ---------------

To:    Merrill Lynch, Pierce, Fenner &
         Smith Incorporated ("Merrill Lynch")

       ___________________________________________
       ___________________________________________
       ___________________________________________

       Attention:_________________________________
       (insert address of Merrill Lynch office
       servicing Private Company Pledged Collateral Account as indicated on Account Statement)

Re: Pledged Collateral Account number_____________________________ in the name of "Internet Capital Group, Inc.
       Private Company Pledged Collateral Account for PNC Bank, National Association, as Administrative Agent"

         This is to notify Merrill Lynch that the above-referenced pledged collateral account (the "Private Company Pledged Collateral Account") is now under the exclusive control of PNC Bank, National Association, as Administrative Agent. Merrill Lynch is hereby instructed to cease complying with instructions given by or on behalf of Internet Capital Group, Inc., ICG Holdings, Inc., or 1999 Internet Capital L.P. relating to said Private Company Pledged Collateral Account, to cease distributing interest and regular cash dividends earned on property in the Private Company Pledged Collateral Account, and to refuse to accept any other instructions from Internet Capital Group, Inc., ICG Holdings, Inc., Internet Capital Group Operations, Inc. or 1999 Internet Capital L.P., as the case may be, intended to exercise any authority with respect to the Private Company Pledged Collateral Account unless instructed by the undersigned on behalf of PNC Bank, National Association, as Administrative Agent.

         PNC Bank, National Association warrants to Merrill Lynch that this Notice of Exclusive Control is lawful and authorized by the Security Agreement (Special Collateral Account) among Internet Capital Group, Inc., ICG Holdings, Inc., 1999 Internet Capital L.P. and PNC Bank, National Association, as Administrative Agent.

         All future instructions on the Private Company Pledged Collateral Account shall be given solely by the undersigned on behalf of PNC Bank, National Association unless further evidence of authority is provided to Merrill Lynch.


                                                 _______________________________
                                                 print name



                                                 _______________________________
                                                 signature                  date

                                                 _______________________________
                                                 Title (an authorized officer)

                                   EXHIBIT B

                          Internet Capital Group, Inc.
                            103 The Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19801



                                                            ________, 200_


Merrill Lynch, Pierce, Fenner & Smith Incorporated


_______________________________
_______________________________
_______________________________
Attention:_____________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), Internet Capital Group Operations, Inc. ("ICG Operations"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

         ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

         9. The aggregate amount of dividends and interest income the Pledgors propose to withdraw is ___________________________________

         10. The remaining balance of the Private Company Pledged Collateral Account, after giving effect to the withdrawal, is_____________________

         11. Set forth below are payment instructions for the proposed withdrawal:

                        _______________________________

                        _______________________________

                        _______________________________


         ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

         Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111at your earliest convenience.



                                             Very truly yours,


                                             Internet Capital Group, Inc.



                                             By: _____________________________
                                                 Name: _______________________
                                                 Title: ______________________

cc:  Mr. John Freyhof
     Venture Bank@PNC
     1000 Westlakes Drive, Suite 200
     Berwyn, Pennsylvania 19312

                                   EXHIBIT C

                          Internet Capital Group, Inc.
                            103 The Springer Building
                              3411 Silverside Road
                           Wilmington, Delaware 19801



                                                          ______, 200_


Merrill Lynch, Pierce, Fenner & Smith Incorporated


_______________________________
_______________________________
_______________________________
Attention:  ___________________


Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement.

         ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

         11. The pledged securities the Pledgors propose to withdraw are___________________________

         12. Set forth below are instructions for the proposed delivery of such Pledged Securities:

                        _______________________________

                        _______________________________

                        _______________________________

     ICG hereby warrants to Merrill Lynch that this notice is lawful and authorized by the Security Agreement (Special Collateral Account) among ICG, ICG Holdings, ICLP and the Administrative Agent.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.


                                        Very truly yours,



                                        Internet Capital Group, Inc.



                                        By:__________________________________
                                           Name:_____________________________
                                           Title:____________________________


     The undersigned hereby acknowledge receipt of the foregoing notice as of the day first above written and are in agreement with the instructions contained therein.


                                        PNC BANK, NATIONAL ASSOCIATION,
                                         as Administrative Agent

                                        By:__________________________________
                                           Name: Mr. John Freyhof
                                           Title:  Vice President

                                   Exhibit D

                       Form of Account Control Agreement

                 (Public Company Pledged Securities) Supplement

          This SUPPLEMENT, dated as of ____________________ (this "Supplement"), is made by __________________________, a _________________ corporation (the
"Additional Pledgor"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (the "Broker") and PNC BANK, NATIONAL ASSOCIATION, as in its capacity as administrative agent for the Banks under that certain Credit Agreement (as hereinafter defined) referred to below (the "Administrative Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                    RECITALS
                                    --------

     WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000, among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein collectively as the "Borrowers"), the Guarantors party thereto, the Banks party thereto, the Administrative Agent and the Agents (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and

     WHEREAS, in connection with the Credit Agreement, the Borrowers (collectively the "Pledgors" and each a "Pledgor") have entered into the Security Agreement (Special Collateral Account), dated as of March 28, 2000, in favor of the Administrative Agent for the ratable benefit of the Banks (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement (Special Collateral Account)"); and

     WHEREAS, Broker has established securities accounts designated as (i) Account No. 438-07A48 entitled Internet Capital Group, Inc. Public Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A51 entitled ICG Holdings, Inc. Public Co. Pledged Securities Account for PNC Bank, as Administrative Agent, and (iii) Account No. 438-07A60 entitled 1999 Internet Capital L.P. Public Co. Pledged Securities Account for PNC Bank, as Administrative Agent (collectively, the "Public Company Pledged Collateral Account"); and

     WHEREAS, pursuant to the Security Agreement (Special Collateral Account), the Pledgors have granted the Administrative Agent a security interest in the Public Company

Pledged Collateral Account and the pledged securities from time to time deposited in the Public Company Pledged Collateral Account; and

     WHEREAS, the Administrative Agent, the Pledgors and the Broker have entered into an Account Control Agreement (Public Company Pledged Securities) dated as of March 28, 2000 (the "Account Control Agreement (Public Company Pledged Securities)") to perfect the security interest of the Administrative Agent in the Public Company Pledged Collateral Account by providing for the Administrative Agent to have control over the Public Company Pledged Collateral Account; and

     WHEREAS, Section 17 of the Account Control Agreement (Public Company Pledged Securities) specifies that additional Persons may acquire the duties and rights of a Pledgor by becoming party to the Security Agreement (Special Collateral Account) and the Account Control Agreement (Public Company Pledged Securities); and

     WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplement in order to become a party to the Account Control Agreement (Public Company Pledged Securities).

     NOW, THEREFORE, IT IS AGREED:

     1.   Account Control Agreement (Public Company Pledged Securities).  By
          -------------------------------------------------------------
executing and delivering this Supplement, the Additional Pledgor, as provided in
Section 17 of the Account Control Agreement (Public Company Pledged Securities) hereby becomes a party to the Account Control Agreement (Public Company Pledged Securities), as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. By executing and delivering this Supplement, the Broker hereby represents and warrants that each of the representations and warranties made by the Broker contained in the Account Control Agreement (Public Company Pledged Securities) is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

     2.   Supplement to the Account Control Agreement (Public Company Pledged
          -------------------------------------------------------------------
Securities).  This Supplement is supplemental to the Account Control Agreement
-----------
(Public Company Pledged Securities), forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, the defined term "Public Company Pledged Collateral Account" shall be deemed to include each account listed on Annex I to this Supplement.

     3.   Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED
          -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
PENNSYLVANIA.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                              [NAME OF ADDITIONAL PLEDGOR],

                              a ___________________ corporation


                              By_______________________
                                Name:
                                Title:


                              MERRILL LYNCH, PIERCE, FENNER &

                                    SMITH INCORPORATED


                              By_______________________
                                Name:
                                Title:


                              PNC BANK, NATIONAL ASSOCIATION,
                              as Administrative Agent


                              By_______________________
                                Name:
                                Title:



                                                                         ANNEX I
                                                                   to Supplement

I. Supplements To Public Company Pledged Collateral Account

          Account Number and Title
          ------------------------

                               EXHIBIT 1.1(P)(5)

                            Account Control Agreement
                         (Subject to Pledge Securities)


         Account Control Agreement (Subject to Pledge Securities), dated as of March 28, 2000 (this "Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"), and 1999 INTERNET CAPITAL L.P., a Delaware limited partnership ("ICLP" and together with ICG and ICG Holdings, each a "Pledgor" and collectively the "Pledgors"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation ("Broker") and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Administrative Agent"), in its capacity as Administrative Agent for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined therein), the Guarantors (as defined therein), the Administrative Agent and the Agents (as defined therein).


                                   Witnesseth:

         Whereas, Broker has established securities accounts designated as (i) Account No. 438-07A63 entitled Internet Capital Group, Inc. Subject to Pledge Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A64 entitled ICG Holdings, Inc. Subject to Pledge Account for PNC Bank, as Administrative Agent, and (iii) Account No. 438-07A65 entitled 1999 Internet Capital L.P. Subject to Pledge Account for PNC Bank, as Administrative Agent (collectively, the "Subject to Pledge Collateral Account");

          Whereas, pursuant to that certain Security Agreement (Special Collateral Account), dated as of March 28, 2000 (the "Security Agreement (Special Collateral Account)"), among the Pledgors and the Administrative Agent, the Pledgors have granted the Administrative Agent a security interest in the Subject to Pledge Collateral Account and the pledged securities from time to time deposited in the Subject to Pledge Collateral Account;

         Whereas, it is a condition to the financing transactions contemplated by the Credit Agreement that the Administrative Agent obtain and continue to maintain a perfected first priority security interest in the Subject to Pledge Collateral Account and the pledged securities from time to time held therein;

         Whereas, the Administrative Agent, the Pledgors and the Broker are entering into this Agreement to perfect the security interest of the Administrative Agent in the Subject to Pledge Collateral Account by providing for the Administrative Agent to have control over the Subject to Pledge Collateral Account;

         Now, Therefore, the parties hereto hereby agree as follows:

         Section 1. The Subject to Pledge Collateral Account. The Broker hereby represents and warrants to the Administrative Agent and the Pledgors that (a) in the ordinary course of its business, the Broker maintains securities accounts for others, (b) the Subject to Pledge Collateral Account has been established with the titles as recited above, and (c) except for the claims and interest of the Administrative Agent and the Pledgors in the Subject to Pledge Collateral Account (subject to any claim in favor of the Broker permitted under Section 2), the manager executing this Agreement on behalf of the Broker does not know of any claim to or interest in the Subject to Pledge Collateral Account. All parties agree that the Subject to Pledge Collateral Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the "UCC") and that all property held by the Broker in the Subject to Pledge Collateral Account will be treated as financial assets under the UCC. However, the Pledgors and the Administrative Agent each acknowledge that the following assets are not covered by this Agreement even if shown, for information purposes, on a periodic account statement for the Subject to Pledge Collateral Account because the Broker is not the legal custodian of such assets:
Money Market Deposit Account (MMDA) Balances, shares of ML Ready Assets Trusts, USA Government and USA Treasury Money Market Funds and of the Merrill Lynch Institutional Funds, non-listed limited partnership or limited liability interests, annuities and life insurance contracts, precious metals, loan receivables, note receivables, bridge loans and similar such items. The Broker will not be responsible for assuring that any of these assets are not acquired with cash from the Subject to Pledge Collateral Account. The parties further acknowledge that no security entitlement under the UCC shall exist with respect to any financial asset which may be held by the Broker for any Pledgor (even though such financial asset may be shown on a periodic statement as being held in the Account) which is registered in the name of a Pledgor, payable to the order of a Pledgor or specially indorsed to a Pledgor, except to the extent the foregoing have been specially indorsed to the Broker or in blank.

         Section 2. Priority of Lien. The Broker hereby acknowledges the security interest granted to the Administrative Agent by the Pledgors. The Broker hereby confirms that the Subject to Pledge Collateral Account is a controlled securities account and cash account and that it will not advance any margin or other credit to the Pledgors nor hypothecate any securities carried in the Subject to Pledge Collateral Account except in connection with the settlement of trading activity permitted to be conducted by the Pledgors hereunder. The Broker hereby subordinates all liens, encumbrances, claims and rights of setoff it may have, now or in the future, against the Subject to Pledge Collateral Account or any property carried in the Subject to Pledge Collateral Account or any free credit balance in the Subject to Pledge Collateral Account other than in connection with activities in which the Pledgors are permitted to engage hereunder, including the payment of the Broker's customary fees, commissions and other charges pursuant to its agreement with the Pledgors and for payment or delivery of financial assets purchased or sold for or from the Subject to Pledge Collateral Account. The Broker will not agree with any third party that the Broker will comply with entitlement orders concerning the Subject to Pledge Collateral Account originated by such third party without the prior written consent of the Administrative Agent and the Pledgors.

         Section 3. Control. (a) The Broker will comply with entitlement orders originated by the Administrative Agent concerning the Subject to Pledge Collateral Account without further consent by the Pledgors. In furtherance of the foregoing, the Broker will comply with all orders from the Administrative Agent directing the Broker to hold, transfer or dispose of all amounts and other financial assets in the Subject to Pledge Collateral Account as the Administrative Agent may from time to time specify, in each case, without obtaining the consent from the Pledgors, provided that, until such time as the Administrative Agent delivers a written notice to the Broker and each Pledgor that the Administrative Agent is thereby exercising exclusive control over the Subject to Pledge Collateral Account (a "Notice of Exclusive Control"), in substantially the form of Exhibit A attached hereto, the Broker may comply with the trading instructions and other entitlement orders of any Pledgor, or any of the Pledgors' authorized representatives, with respect to the Subject to Pledge Collateral Account, except as otherwise provided in Section 4 below.

                    (b) So long as the Administrative Agent's Notice of Exclusive Control is not in effect, the Broker may allow the Pledgors to exercise (x) all voting, corporate and other rights pertaining to financial assets held in the Subject to Pledge Collateral Account and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such financial assets as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the financial assets upon the merger, consolidation, reorganization, recapitalization or other financial change in the corporate structure of the issuer of such financial assets).

                    (c) After the Broker receives a Notice of Exclusive Control and has had a reasonable opportunity to comply, it will cease complying with entitlement orders or other instructions concerning the Subject to Pledge Collateral Account originated by any Pledgor or any of their representatives and cease distributing interest and dividends on property in the Subject to Pledge Collateral Account and cease making withdrawals to any Pledgor and will not allow any Pledgor to exercise (x) any voting, corporate or other rights pertaining to financial assets held in the account which would normally be exercised through the Broker or (y) any rights of conversion, exchange, subscription or other rights, privileges or options pertaining to such financial assets. The Broker shall be entitled to rely upon any entitlement order or Notice of Exclusive Control that it reasonably believes to be from the Administrative Agent. Until it receives a Notice of Exclusive Control, the Broker shall be entitled to continue to act on investment instructions from any Pledgor as are delivered in form satisfactory to the Broker.

         Section 4. [Intentionally Omitted].

         Section 5. Statements, Confirmations and Notices of Adverse Claims.
The Broker will send copies of all statements and confirmations concerning the Subject to Pledge Collateral Account to each Pledgor and the Administrative Agent at the address set forth in Section 14 of this Agreement. Upon receipt at the branch office of the Broker at which the Subject to Pledge Collateral Account is maintained (which office is set forth in Section 14 hereof or to such other office as the Broker shall give notice to the Administrative Agent and each Pledgor) of written notice of any lien, encumbrance or adverse claim against the Subject to Pledge Collateral

Account or in any financial asset carried therein, the Broker will make reasonable efforts promptly to notify the Administrative Agent and each Pledgor thereof.

         Section 6. Limited Responsibility of Broker. (a) Except for permitting a withdrawal in violation of Section 3 or 4 above or advancing margin or other credit to any Pledgor in violation of Section 2 above, the Broker shall have no responsibility or liability to the Administrative Agent for complying with entitlement orders concerning the Subject to Pledge Collateral Account from any Pledgor or any person reasonably believed by the Broker to be such Pledgors's authorized representatives, as specified in the Merrill Lynch account agreement, which are received by the Broker before the Broker receives a Notice of Exclusive Control and has had reasonable opportunity to act on it. The Broker shall have no responsibility or liability to any Pledgor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Subject to Pledge Collateral Account originated by the Administrative Agent, and shall have no responsibility to investigate the appropriateness of any such entitlement order or Notice of Exclusive Control, even if a Pledgor notifies the Broker that the Administrative Agent is not legally entitled to originate any such entitlement order or Notice of Exclusive Control, unless the Broker has been served at the address for notices set forth below (as such address may from time to time be changed in accordance with provisions hereof) with an injunction, restraining order or other legal process issued by a court of competent jurisdiction (a "Court Order") enjoining it from complying and has had a reasonable opportunity to act on such Court Order. The Broker shall have no responsibility or liability to the Administrative Agent with respect to the value of the Subject to Pledge Collateral Account or any asset held therein. This Agreement does not create any obligation or duty of the Broker other than those expressly set forth herein.

                    (b) The Broker shall be entitled to rely upon the authenticity of, and the truth of any statement in any certificate, opinion of counsel, evidence of indebtedness, notice, consent, instruction or other document reasonably believed by the Broker to be genuine and to be signed by the proper party or parties.

                    (c) The Broker shall not be liable with respect to any action taken or omitted to be taken by it in good faith in reliance upon the advice of its legal counsel.

         Section 7. Indemnification of Broker. (a) Each Pledgor agrees to indemnify and hold harmless the Broker, its directors, officers, agents and employees against any and all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, any and all court costs and reasonable attorney's fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent resulting from the Broker's gross negligence or willful misconduct.

                    (b) The Administrative Agent shall indemnify and hold harmless the Broker, its directors, officers, agents and employees against any losses, liabilities, and damages, including, without limitation, any and all court costs and reasonable attorney's fees incurred by the Broker as a consequence of actions taken pursuant to instructions of the Administrative Agent, except to the extent resulting from the Broker's gross negligence or willful misconduct.

         Section 8. Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Broker and any Pledgor, the terms of this Agreement will prevail. Each Pledgor and the Administrative Agent agree that this Agreement supplements the applicable Merrill Lynch account agreement with respect to the Subject to Pledge Collateral Account, and that it does not abridge any rights that the Broker might otherwise have, except as expressly provided herein.

         Section 9. Termination. Unless earlier terminated by the Broker pursuant to this Section, this Agreement shall continue in effect until the Administrative Agent has notified the Broker in writing that this Agreement, or its security interest in the Subject to Pledge Collateral Account, is terminated, which notice shall not be unreasonably withheld by the Administrative Agent upon any such termination. Upon receipt of such notice (i) the obligations of the Broker under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Subject to Pledge Collateral Account after the receipt of such notice shall terminate, (ii) the Administrative Agent shall have no further right to originate entitlement orders concerning the Subject to Pledge Collateral Account, (iii) any previous Notice of Exclusive Control delivered by the Administrative Agent shall be deemed to be of no further force and effect, and (iv) the Broker may remove the references to "Subject to Pledge" and "Administrative Agent" from the account titles. The Broker reserves the right, unilaterally, to terminate this Agreement, such termination to be effective 30 business days after written notice thereof is given to each Pledgor and the Administrative Agent.

         Section 10. Complete Agreement. This Agreement and the instructions and notices required or permitted to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 8 above, supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

         Section 11. Amendments. No amendment, modification or (except as otherwise specified in Section 9 above) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 13 below), shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify, terminate or assign except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

         Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         Section 13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and assigns. This Agreement may be assigned by the Administrative Agent to any successor of the Administrative Agent under its security agreement with the Pledgors, provided that written notice thereof is given by the Administrative Agent to the Broker.

         Section 14. Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above. Notices hereunder shall be addressed:

to Broker at:

Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
100 Campus Drive, 3rd Floor
Florham Park, New Jersey 07963
Attention: Robert E. Mulholland
Telephone: (973) 301-7700
Telecopy:  (973) 301-7779

to ICG at:                                      to the Administrative Agent at:

Internet Capital Group, Inc.                    PNC Bank, National Association
103 The Springer Building                       One PNC Plaza - 22nd Floor
3411 Silverside Road                            249 Fifth Avenue
Wilmington, Delaware 19801                      Pittsburgh, PA 15222-2707
Attention: Vice President of Finance Operation  Attention: Ms. Arlene Ohler
Telephone:  (302) 478-6160                      Telephone:  (412) 762-3627
Telecopy:  (302) 478-3667                       Telecopy:  (412) 762-8672

with a copy to:                                 with a copy to:

Internet Capital Group Operations, Inc.         VentureBank@PNC
800 The Safeguard Building                      1000 Westlakes Drive
435 Devon Park Drive                            Suite 200
Wayne, PA 19087                                 Berwyn, PA 19312
Attention: Mr. James N. Borum                   Attention:  Mr. John Freyhof
           Mr. Henry N. Nassau                  Telephone:  (610) 725-5752
Telephone: (610) 989-0111                       Telecopy:   (610) 725-5799
Telecopy:  (610) 989-0112
to ICG Holdings at:

ICG Holdings, Inc.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy:  (619) 989-0112

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy:  (610) 989-0112


to ICLP at:

1999 Internet Capital L.P.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: General Counsel
Telephone: (302) 478-6160
Telecopy:  (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy:  (610) 989-0112

          Section 15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

          Section 16. Choice of Law. Regardless of any provision in any other agreement relating to the Subject to Pledge Collateral Account, the parties hereto agree that this Agreement (including the establishment and maintenance of the Subject to Pledge Collateral Account, and all interest, duties and obligations with respect to the Subject to Pledge Collateral Account) shall be governed and construed in accordance with the law of the State of New York and that the "securities intermediary's jurisdiction", within the meaning of Section 8-110 of the UCC, of the Broker as securities intermediary in respect of the Subject to Pledge Collateral Account, is the State of New York.

          Section 17. Additional Pledgors. At any time after the initial execution and delivery of this Agreement, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Administrative Agent and the Banks a Security Agreement (Special Collateral Account) Joinder substantially in the form of Exhibit 1.1(U)(2) to the Credit Agreement and an Account Control
        -----------------
Agreement (Subject to Pledge Securities) Supplement substantially in the form of Exhibit B attached hereto. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          Accepted and agreed to as of the date first above written.

                                             INTERNET CAPITAL GROUP, INC.



                                             By: _______________________________
                                                 Name:  John N. Nickolas
                                                 Title: Managing Director,
                                                 Finance and Assistant Treasurer


                                             ICG HOLDINGS, INC.



                                             By: _______________________________
                                                 Name:  John N. Nickolas
                                                 Title: Managing Director,
                                                 Finance and Assistant Treasurer


                                             1999 INTERNET CAPITAL L.P.


                                             By: ICG HOLDINGS, INC., its general
                                              partner


                                             By: _______________________________
                                                 Name:  John N. Nickolas
                                                 Title: Managing Director,
                                                 Finance and Assistant Treasurer


                                             MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED



                                             By: _______________________________
                                                 Name:  Robert E. Mulholland
                                                 Title: First Vice President and
                                                 District Director

                                             PNC BANK, NATIONAL ASSOCIATION, as
                                              Administrative Agent



                                             By: _______________________________
                                                 Name:  ________________________
                                                 Title: ________________________

                                   Exhibit A

                      Sample Notice of Exclusive Control

                     [Letterhead of Administrative Agent]


Date: ________________

To:   Merrill Lynch, Pierce, Fenner &
       Smith Incorporated ("Merrill Lynch")

      _____________________________________
      _____________________________________
      _____________________________________
      Attention:___________________________
      (insert address of Merrill Lynch office
      servicing Subject to Pledge Collateral Account as indicated on Account Statement)

Re: Pledged Collateral Account number ________________________ in the name of "Internet Capital Group, Inc.
      Subject to Pledge Collateral Account for PNC Bank, National Association, as Administrative Agent"

         This is to notify Merrill Lynch that the above-referenced Pledged collateral account (the "Subject to Pledge Collateral Account") is now under the exclusive control of PNC Bank, National Association, as Administrative Agent. Merrill Lynch is hereby instructed to cease complying with instructions given by or on behalf of Internet Capital Group, Inc., ICG Holdings, Inc. or 1999 Internet Capital L.P. relating to said Subject to Pledge Collateral Account, to cease distributing interest and regular cash dividends earned on property in the Subject to Pledge Collateral Account, and to refuse to accept any other instructions from Internet Capital Group, Inc., ICG Holdings, Inc. or 1999 Internet Capital L.P., as the case may be, intended to exercise any authority with respect to the Subject to Pledge Collateral Account unless instructed by the undersigned on behalf of PNC Bank, National Association, as Administrative Agent.

         PNC Bank, National Association warrants to Merrill Lynch that this Notice of Exclusive Control is lawful and authorized by the Security Agreement (Special Collateral Account) between Internet Capital Group, Inc., ICG Holdings, Inc. and 1999 Internet Capital L.P. and PNC Bank, National Association, as Administrative Agent.

         All future instructions on the Subject to Pledge Collateral Account shall be given solely by the undersigned on behalf of PNC Bank, National Association unless further evidence of authority is provided to Merrill Lynch.


                                             ___________________________________
                                             print name



                                             ___________________________________
                                             signature                      date

                                             ___________________________________
                                             Title (an authorized officer)

                                   EXHIBIT B

                       FORM OF ACCOUNT CONTROL AGREEMENT

                   (SUBJECT TO PLEDGE SECURITIES) SUPPLEMENT


               This SUPPLEMENT, dated as of ____________________ (this "Supplement"), is made by __________________________, a _________________
corporation (the "Additional Pledgor"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (the "Broker") and PNC BANK, NATIONAL ASSOCIATION, as in its capacity as administrative agent for the Banks under that certain Credit Agreement (as hereinafter defined) referred to below (the "Administrative Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                   RECITALS

         WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000, among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein collectively as the "Borrowers"), the Guarantors party thereto, the Banks party thereto, the Administrative Agent and the Agents (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and

         WHEREAS, in connection with the Credit Agreement, the Borrowers (collectively the "Pledgors" and each a "Pledgor") have entered into the Security Agreement (Special Collateral Account), dated as of March 28, 2000, in favor of the Administrative Agent for the ratable benefit of the Banks (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement (Special Collateral Account)"); and

         WHEREAS, Broker has established securities accounts designated as (i) Account No. 438-07A63 entitled Internet Capital Group, Inc. Subject to Pledge Account for PNC Bank, N.A. as Administrative Agent, (ii) Account No. 438-07A64 entitled ICG Holdings, Inc. Subject to Pledge Account for PNC Bank, as Administrative Agent, and (iii) Account No. 438-07A65 entitled 1999 Internet Capital L.P. Subject to Pledge Account for PNC Bank, as Administrative Agent (collectively, the " Subject to Pledge Collateral Account"); and

         WHEREAS, pursuant to the Security Agreement (Special Collateral Account), the Pledgors have granted the Administrative Agent a security interest in the Subject to Pledge

Collateral Account and the pledged securities from time to time deposited in the Subject to Pledge Collateral Account; and

         WHEREAS, the Administrative Agent, the Pledgors and the Broker have entered into an Account Control Agreement (Subject to Pledge Securities) dated as of March 28, 2000 (the "Account Control Agreement (Subject to Pledge Securities)") to perfect the security interest of the Administrative Agent in the Subject to Pledge Collateral Account by providing for the Administrative Agent to have control over the Subject to Pledge Collateral Account; and

         WHEREAS, Section 17 of the Account Control Agreement (Subject to Pledge Securities) specifies that additional Persons may acquire the duties and rights of a Pledgor by becoming party to the Security Agreement (Special Collateral Account) and the Account Control Agreement (Subject to Pledge Securities); and

         WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplement in order to become a party to the Account Control Agreement (Subject to Pledge Securities).

         NOW, THEREFORE, IT IS AGREED:

         1.  Account Control Agreement (Subject to Pledge Securities). By
             --------------------------------------------------------
executing and delivering this Supplement, the Additional Pledgor, as provided in
Section 17 of the Account Control Agreement (Subject to Pledge Securities) hereby becomes a party to the Account Control Agreement (Subject to Pledge Securities), as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. By executing and delivering this Supplement, the Broker hereby represents and warrants that each of the representations and warranties made by the Broker contained in the Account Control Agreement (Subject to Pledge Securities) is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

         2.  Supplement to the Account Control Agreement (Subject to Pledge
             --------------------------------------------------------------
Securities). This Supplement is supplemental to the Account Control Agreement
-----------
(Subject to Pledge Securities), forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, the defined term "Subject to Pledge Collateral Account" shall be deemed to include each account listed on Annex I to this Supplement.

         3.  Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED
             --------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
PENNSYLVANIA.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

                                   [NAME OF ADDITIONAL PLEDGOR],

                                   a ___________________ corporation


                                   By_______________________
                                     Name:
                                     Title:



                                   MERRILL LYNCH, PIERCE, FENNER &

                                        SMITH INCORPORATED


                                   By_______________________
                                     Name:
                                     Title:



                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as Administrative Agent


                                   By_______________________
                                     Name:
                                     Title:



                                                                         ANNEX I
                                                                   to Supplement

I.   Supplements To Subject to Pledge Collateral Account

     Account Number and Title
     ------------------------

                                 EXHIBIT 1.1(R)
                                     form of
                             [AMENDED AND RESTATED]
                              REVOLVING CREDIT NOTE

$                                                      Pittsburgh, Pennsylvania
 -------------                                                   March 31, 2000

          FOR VALUE RECEIVED, the undersigned, INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), and ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), hereby, jointly and severally, promises to pay to the order of _____________________________ (the "Bank") the lesser of (i) the principal sum of ____________________ U.S. Dollars (U.S. $______________), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrowers pursuant to Section 2 of the Amended and Restated Credit Agreement, dated as of March 28, 2000, by and among the Borrowers, each of the Guarantors, the Banks, and PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent") (as hereafter amended, supplemented or modified from time to time (the "Credit Agreement")), whichever is less, payable on the earlier of the Expiration Date, the acceleration hereby or as otherwise provided in the Credit Agreement.

          The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrowers pursuant to Section 4.1 of, or as otherwise provided in, the Credit Agreement.

          Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at an increased rate of interest as more fully set forth in Section 4.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

          Interest on this Revolving Credit Note will be payable as set forth in
Section 5.3 of the Credit Agreement, on the Expiration Date and at such other times as are specified in the Credit Agreement.

          Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent for the benefit of the Banks located at 249 Fifth Avenue, Pittsburgh, Pennsylvania, 15222-2707, in lawful money of the United States of America in immediately available funds.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

          All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

          Except as otherwise provided in the Credit Agreement, each Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

          This Note shall bind each Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to any "Borrower" and any "Bank" shall be deemed to apply to each Borrower and any Bank, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned have each executed this Note by its duly respective authorized officers with the intention that it constitute a sealed instrument.

ATTEST/WITNESS:                     INTERNET CAPITAL GROUP, INC.

By:                                     By:
   ---------------------------             ------------------------------
Name:                                   Name:
     -------------------------               ----------------------------
                                        Title:
                                              ---------------------------
 [Seal]

ATTEST/WITNESS:                     ICG HOLDINGS, INC.

By:                                     By:
   ---------------------------             ------------------------------
Name:                                   Name:
     -------------------------               ----------------------------
                                        Title:
                                              ---------------------------
[Seal]

                                 EXHIBIT 1.1(S)
                                    form of
                    AMENDED AND RESTATED SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT is dated as of March 28, 2000, and is made by and among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"; ICG and ICG
 -----                                                ------------
Holdings being referred to herein individually as a "Borrower" and collectively
                                                     --------
as the "Borrowers"),   INTERNET CAPITAL GROUP OPERATIONS, INC., a Delaware
        ---------
corporation ("ICG Operations"), 1999 INTERNET CAPITAL L.P., a Delaware limited
              --------------
partnership ("ICLP"; ICG Operations and ICLP being referred to herein
              ----
individually as a "Guarantor" and collectively as the "Guarantors") and each of
                   ---------                           ----------
the other Significant Subsidiaries (as defined in the Credit Agreement) which become Guarantors from time to time pursuant to a Guarantor Joinder and Assumption Agreement listed on Schedule I hereto (the "Grantor
                               ----------              -------
Subsidiaries")(the Borrowers, the Guarantors and the Grantor Subsidiaries being
------------
collectively referred to herein as the "Grantors" and each as a "Grantor") and
                                        --------                 -------
PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under that certain Credit Agreement referred to below (the "Administrative
                                                                  --------------
Agent").
-----

                                WITNESSETH THAT:

     WHEREAS, ICG, ICG Operations, certain Banks (the "Existing Banks") and PNC
                                                       --------------
Bank, National Association, as agent for the Existing Banks ("PNC"), have
                                                              ---
entered into that certain Existing Agreement (as defined in the Credit Agreement) pursuant to which the Existing Banks agreed to make extensions of credit available to ICG and ICG Operations; and

     WHEREAS, pursuant to the Existing Agreement, ICG, ICG Operations and PNC have entered into a Security Agreement dated as of April 30, 1999 (the "Existing
                                                                        --------
Security Agreement") pursuant to which ICG and ICG Operations grant security
------------------
interests in the collateral described therein to PNC; and

     WHEREAS, the Borrowers, the Agents and the Banks party thereto desire to amend and restate the Existing Agreement pursuant to that certain Amended and Restated Credit Agreement (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement") of even date herewith among the
                        ----------------
Borrowers, the Guarantors party thereto, the Banks party thereto and the Agents; and

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make certain loans to the Borrowers and the Guarantors have agreed to guaranty such loans and other obligations; and

     WHEREAS, the obligations of the Banks to make Loans under the Credit Agreement are subject to the condition, among others, that each Borrower secure its obligations to the Administrative Agent and the Banks under the Credit Agreement and each Guarantor secure its obligations to the Administrative Agent and the Banks under the Guaranty Agreement by the grant of security interests in the Collateral, as defined and more fully set forth herein; and

     WHEREAS, each Grantor is (or will be with respect to after-acquired property) the legal and beneficial owner and holder of its respective Collateral (as defined in Section 1 hereof), and has agreed to grant a security interest in such Collateral to the Administrative Agent on the terms and conditions set forth herein; and

     WHEREAS, pursuant to the Credit Agreement, the Grantors and Administrative Agent desire to amend and restate the Existing Security Agreement as set forth herein.

     NOW, THEREFORE, intending to be legally bound hereby and for value received, the parties hereto covenant and agree that effective upon the Effective Date, the Existing Security Agreement is hereby amended and restated in its entirety as follows:

I.  Definitions.  Terms which are defined in the Credit Agreement and not
    -----------
otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Security Agreement, the following words and terms shall have the following meanings, respectively, unless the context otherwise clearly requires:

        A. "Code" shall mean the Uniform Commercial Code of each state as enacted and in effect on the date hereof in each applicable jurisdiction, and as the same may subsequently be amended from time to time.

        B. "Collateral" shall mean, in the case of each Grantor, all of its right, title and interest in, to and under the following described property, whether now owned or hereafter acquired (words and terms defined in the Code shall have the same meanings when used herein):

                1. all general intangibles of the Grantor, including general intangibles now in existence and those that shall hereafter arise;

                2. all accounts of the Grantor, including accounts now in existence and those that shall hereafter arise;

                3. all inventory of the Grantor, including inventory which it now owns and that which it shall hereafter acquire;

                4. all chattel paper of the Grantor, including chattel paper which it now owns and that which it shall hereafter acquire;

                5. all investment property of the Grantor, including investment property which it now owns and that which it shall hereafter acquire, provided,
                                                             -------  --------
however, the Collateral shall not be deemed to include any Excluded Securities (as such term is defined in Section 1 of the Security Agreement (Special Collateral Account));

                6. all equipment (including fixtures) of the Grantor, including equipment which it now owns and that which it shall hereafter acquire;

                7. all documents of the Grantor, including documents which it now owns and those which it shall hereafter acquire;

                8. all instruments, letters of credit and advices of credit of the Grantor, including those which it now owns and those which it shall hereafter acquire;

                9. all other property of the Grantor at any time delivered to or in the possession of the Administrative Agent;

                10. any other real and personal property of the Grantor including, without limitation, any real or personal property which the Grantor has given or may give in the future to the Administrative Agent to secure the Secured Indebtedness; and

                11. all additions to and substitutions for, and products and proceeds (including insurance proceeds whether or not the Administrative Agent is the loss payee thereof) of, any of the properties mentioned in clauses (i) through (x) above, or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of such properties.

          Without limiting the generality of the foregoing, the term "Collateral" shall expressly include all royalty, licensing and know-how agreements, all patents, copyrights, trademarks, tradenames, service marks, trade secrets, know-how, goodwill, computer software, computer programs, tapes, discs and other documents or transcribed information of any type, whether expressed in ordinary or machine readable language; provided, however, that the grant of a Lien herein
                             --------  -------
          shall not extend to, and the term "Collateral" shall not include, any chattel paper, contract rights or other general intangibles which are now held or hereafter acquired by any Borrower to the extent that such chattel paper, contract rights or other general intangibles are not assignable or capable of being encumbered (A) as a matter of law or
          (B) under the terms of any agreement applicable thereto (but solely to the extent that any such restriction is enforceable under applicable law) without the consent of the other party to such agreement where such consent has not been obtained. Each Borrower hereby represents and warrants to Administrative Agent that any contract rights and other general intangibles acquired after the date hereof which are excluded from the definition of Collateral pursuant hereto will not involve payments owed to each Borrower in excess of $100,000 per year in the aggregate for all such excluded contact rights and other general intangibles.

        C. "Secured Indebtedness" shall mean, collectively, (i) all Obligations, including all Indebtedness, whether of principal, interest, fees, expenses or otherwise, of any Borrower or any Guarantor to the Banks, whether now existing or hereafter incurred under the Credit Agreement or any of the Loan Documents, as any of the same may from time to time be amended, modified or supplemented, together with any and all extensions, renewals, refinancings or refundings thereof in whole or in part by the Banks, (ii) all out-of-pocket costs, expenses and disbursements, including reasonable attorneys' fees and legal expenses, incurred by the Banks or any one of them, or the Administrative Agent, in the collection of any of the obligations referred to in clause (i) above; and (iii) any advances made, subsequent to an Event of Default which is continuing, by the Banks or any one of them, or the Administrative Agent, for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral.

II.  Assignment and Grant of Security Interests.  As security for the due and
     ------------------------------------------
punctual payment and performance of the Secured Indebtedness in full, each Grantor hereby agrees that the Administrative Agent shall have, and each Grantor hereby grants to and creates in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Banks as their respective interests may appear, a continuing first priority security interest in and to each Grantor's respective Collateral (except for Motor Vehicles) subject only to Permitted Liens. Without limiting the generality of Section 4 below, each Grantor further agrees that with respect to each item of Collateral as to which
(i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable security interest therein under the Code cannot be accomplished either by the Administrative Agent or the Banks taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by the Grantor, such Grantor shall at its expense execute and deliver to the Administrative Agent such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Administrative Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against the Grantor and all third parties to secure the Secured Indebtedness.

III.  Representations and Warranties.  Each Grantor jointly and severally
      ------------------------------
represents, warrants and covenants to the Administrative Agent that:

        A. Such Grantor is the legal and beneficial owner and holder of its respective Collateral and such Grantor has and shall continue to have good and marketable title to the Collateral which such Grantor purports to own or which is reflected as owned in its books and records.

        B. Each Grantor has received value from each of the Banks for such Grantor's grant of a security interest hereunder and, except for the security interest granted to and created in favor of the Administrative Agent hereunder and any Permitted Liens, all of such Collateral is and shall continue to be free and clear of all Liens.

        C. Such Grantor has full power to enter into, execute, deliver and carry out this Security Agreement and to perform its obligations hereunder and all such actions have been duly authorized by all necessary proceedings on its part. This Security Agreement has been duly and validly executed and delivered by such Grantor. This Security Agreement constitutes the legal, valid and binding obligations of such Grantor, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

        D. Neither the execution and delivery of this Security Agreement nor compliance with the terms and provisions hereof (i) shall conflict with or result in any breach of the terms and conditions of the declaration of trust, articles of incorporation, by-laws, partnership agreement, limited liability company agreement or equivalent documents of such Grantor or of any Law or of any material agreement or instrument to which such Grantor is a party or by which it is bound or to which it is subject, (ii) shall constitute a default thereunder or (iii) shall result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of such Grantor (other than Liens granted to the Administrative Agent on behalf of the Banks under the Loan Documents).

IV.  Further Assurances.  Each Grantor shall, from time to time, at its expense,
     ------------------
faithfully preserve and protect the Administrative Agent's security interest in such Grantor's Collateral as a continuing first priority perfected security interest, subject only to Permitted Liens, and shall do all such other acts and things and shall, upon request therefor by the Administrative Agent, execute, deliver, file and record all such other documents and instruments, including financing statements, security agreements, pledges, assignments, documents and powers of attorney with respect to such Grantor's Collateral, and pay all filing fees and taxes related thereto as the Administrative Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect or protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, to the extent Article 9 of the Code does not govern the creation and/or perfection of the security interests intended to be created hereunder, each Grantor agrees to execute and deliver such further documents and instruments and do such further acts as the Administrative Agent may from time to time require.

V.  Covenants.  Each Grantor jointly and severally covenants and agrees that (a)
    ---------
it shall maintain in good condition and repair, ordinary wear and tear excepted, and shall protect and preserve its Collateral and such Collateral shall be insured in accordance with Section 8.1.3 of the Credit Agreement; (b) it shall not sell, assign or otherwise dispose of any portion of its Collateral except sales or dispositions as permitted in Section 8.2.7 of the Credit Agreement; it is acknowledged that the Secured Party's Security Interest hereunder is released when such a sale or disposition occurs if it is permitted under such Section;
(c) it shall obtain and maintain sole and exclusive possession of its Collateral except to the extent such Collateral shall now or hereafter be in the Administrative Agent's possession; (d) it shall maintain and keep its chief executive office, the location of the Collateral and the location of the records pertaining thereto, at the location(s) specified on Schedule 1 hereto, or at
                                                    ----------
such other location as it may reasonably designate from time to time by prior written notice to the Administrative Agent; (e) it shall keep materially accurate and complete books and records concerning its Collateral and such other books and records as may be required under the Credit Agreement; (f) it shall promptly furnish to each Bank such information and documents relating to its Collateral as the Administrative Agent may reasonably request in order to confirm the status of the Administrative Agent's security interest in such Collateral; (g) it shall not take or omit to take any actions, the taking or the omission of which might result in a material adverse alteration or impairment of its Collateral or in a violation of this Security Agreement; (h) it shall not, without the prior written consent of the Administrative Agent, waive or release any material obligation of any party to any material part of its Collateral, except in the ordinary course of Grantor's business or in connection with the disposition of assets permitted under the Credit Agreement; (i) it shall execute and deliver to the Administrative Agent and record such supplements to this Security Agreement and additional assignments as the Administrative Agent reasonably may request to evidence and confirm the security interest herein contained; and (j) it shall cause each of its Subsidiaries which may hereafter be created or acquired to enter into and become a party and signatory to this Security Agreement and do all such acts and things and execute, deliver and file all such documents and instruments as the Administrative Agent may deem necessary and desirable to create and perfect a first priority perfected security interest in the Collateral of such Subsidiary.

VI.  Preservation of Security Interests.  Each Grantor assumes full
     ----------------------------------
responsibility for taking and hereby agrees to take any and all necessary steps to preserve and defend the Administrative Agent's right, title and security interest in and to such Grantor's Collateral against the claims and demands of all persons. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of a Grantor's Collateral in the Administrative Agent's possession if, prior to the existence of an Event of Default or Potential Default, the Administrative Agent takes such action for that purpose as such Grantor shall reasonably request in writing, provided that
                                                                  --------
such requested action shall not, in the judgment of the Administrative Agent, impair the security interest in such Grantor's Collateral created hereby or the Administrative Agent's rights in, or the value of, such Collateral, and provided
                                                                        --------
further that such written request is received by the Administrative Agent in
-------
sufficient time to permit the Administrative Agent to take the requested action.

VII.  Administrative Agent's Rights with Respect to the Collateral.  At any time
      ------------------------------------------------------------
and from time to time, whether or not an Event of Default shall have occurred, and without notice to or consent of the Grantors, the Administrative Agent may, at its option, do any or all of the following: (a) do anything which the Grantors are required but fail to do hereunder, and in particular the Administrative Agent may, if any of the Grantors fail to do so, (i) insure or take any reasonable steps to protect the Collateral of any Grantor, (ii) pay any or all taxes, levies, expenses and costs arising with respect to the Collateral of any Grantor, or (iii) pay any or all premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 7 to the principal amount of any of the Notes and other liabilities of any Borrower secured by this Security Agreement; (b) inspect the Collateral of any Grantor at any reasonable time, in accordance with the terms set forth in Section 8.1.6 of the Credit Agreement; and (c) pay any amounts which the Grantors are required but fail to pay hereunder, and in particular the Administrative Agent may, if any of the Grantors fails to do so, pay any amounts the Administrative Agent reasonably elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral of any Grantor, either directly to the payee(s) of such cost, fee or charge, directly to the Grantor or Grantors in question, or to such payee(s) and such Grantor or Grantors jointly.

VIII.  Remedies on Default.  If there shall have occurred and be continuing an
       -------------------
Event of Default under the terms of the Credit Agreement, then the Administrative Agent shall have such rights and remedies with respect to the Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Security Agreement, including to the extent not inconsistent with the provisions of the Code, the right to take over and collect all or any of Grantor's accounts and all or any of the other Collateral which consists of amounts owing to any Grantor. To this end, the Administrative Agent shall have the right to (a) transfer all or any part of any of Grantor's Collateral into the Administrative Agent's name or into the name of its nominee or nominees and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto as the absolute owner thereof; (b) notify the obligors on any of Grantor's Collateral, whether accounts or otherwise, to make payment thereon directly to the Administrative Agent, whether or not the Grantor was theretofore making collections thereon; (c) take control of and manage all or any Collateral of any Grantor; (d) apply to the payment of the Secured Indebtedness, whether it be due and payable or not, any moneys, including cash dividends and income from any Collateral of any Grantor, now or hereafter in the hands of the Administrative Agent, on deposit or otherwise, belonging to any Grantor, in accordance with
Section 9 hereof; (e) direct any insurer to make payment of any insurance proceeds, directly to the Administrative Agent, and apply such moneys to the payment of the Secured Indebtedness in accordance with Section 9 hereof; (f) receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Administrative Agent may designate; (g) endorse the name of the Grantor upon any checks or other evidences of payment or any document or instrument that may come into the possession of the Administrative Agent as proceeds of or relating to such Grantor's Collateral; (h) demand, sue for, collect, compromise and give acquittances for any and all Collateral of any Grantor; (i) prosecute, defend or compromise any action, claim or proceeding with respect to any Collateral of any Grantor; (j) notify the debtors of any Grantor of the assignment of their debts and direct them to make payment to the Administrative Agent; and (k) take such other action as the Administrative Agent may deem appropriate, including extending or modifying the terms of payment of the debtors of any Grantors. In addition, upon the occurrence and during the continuance of an Event of Default, each Grantor, at the request of the Administrative Agent, shall assemble all or any portion of such Grantor's Collateral at such locations as the Administrative Agent shall designate which are reasonably convenient to such Grantor, and the Administrative Agent may, with the consent of the Required Banks, sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Collateral at any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner, as the Administrative Agent may determine, and apply the proceeds so received in accordance with Section 9 hereof. Written notice of sale mailed by certified mail, return receipt requested, to the Grantor whose Collateral is to be sold, at least fifteen (15) days prior to such sale shall be deemed reasonable notice.

          In the event of a breach by any of the Grantors in the performance of any of the terms of this Security Agreement, the Administrative Agent may demand specific performance of this Security Agreement and seek injunctive relief and may exercise any other remedy, available at law or in equity, it being recognized that the remedies of each of the Administrative Agent and the Banks at law may not fully compensate each of the Administrative Agent and the Banks for the damages they may suffer in the event of a breach hereof.

IX.  Application of Proceeds.  The security interests in the Collateral granted
     -----------------------
to and created in favor of the Administrative Agent by this Security Agreement shall be for the benefit of the each of the Administrative Agent and the Banks as their respective interests in the Secured Indebtedness may appear. Each of the rights, privileges and remedies provided to the Administrative Agent hereunder or otherwise by law with respect to the Collateral shall be exercised by the Administrative Agent only for the benefit of each of the Administrative Agent and the Banks as such interests may appear, and any Collateral or proceeds thereof held or realized upon at any time by the Administrative Agent shall inure to the benefit of each of the Administrative Agent and the Banks as their respective interests in the Secured Indebtedness may appear and shall be applied after the occurrence of an Event of Default as set forth in Section 9.2.5 of the Credit Agreement. The Borrower shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of the Collateral is insufficient to pay all amounts to which the any of the Administrative Agent or the Banks are entitled.

X.  Attorneys-in-Fact.  Each of the Grantors hereby irrevocably appoints the
    -----------------
Administrative Agent, its officers, employees and Administrative Agents, or any of them, as attorneys-in-fact, with full power of substitution, for such Grantor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing, delivering, filing and recording any instruments which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney being given for security is coupled with an interest and irrevocable. Each Grantor hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Administrative Agent, its officers, employees or Administrative Agents pursuant to the foregoing power of attorney.

XI.  Indemnity and Expenses.
     ----------------------

        A. The Grantors unconditionally and jointly and severally agree to indemnify each of the Administrative Agent and the Banks from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Administrative Agent, the Banks or the Administrative Agent on behalf of the Banks.

        B. The Grantors unconditionally and jointly and severally agree upon demand to pay to each of the Administrative Agent and the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of their counsel, which the Administrative Agent or any of the Banks may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Banks hereunder or (iv) the failure by the Grantors to perform or observe any of the provisions hereof.

XII.  Security Interest Absolute; Waiver of Notices.  All rights of the
      ---------------------------------------------
Administrative Agent and the Banks hereunder, all security interests hereunder, and all obligations of the Grantors hereunder shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of the Credit Agreement, the Notes or any of the other Loan Documents; (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Indebtedness or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or any of the other Loan Documents; (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any third party mortgagors, pledgors or grantors of security interests. Each Grantor (other than the Borrower with respect to notices otherwise provided for in the Credit Agreement) waives any and all notice with respect to acceptance by the Banks of this Security Agreement, the provisions of the Credit Agreement, the Notes or any of the other Loan Documents or any other note, instrument or agreement relating to the Secured Indebtedness, and any default in connection with the Secured Indebtedness. Each Grantor (other than any Borrower with respect to notices otherwise provided for in the Credit Agreement) waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and any other notice of any kind in connection with the Secured Indebtedness.

     Each Grantor (other than any Borrower) waives and agrees not to enforce any of the rights of such Grantor against any Borrower or any other Grantor, including: (i) any right of such Grantor to be subrogated in whole or in part to any right or claim with respect to any Secured Indebtedness or any portion thereof to any of the Administrative Agent or the Banks which might otherwise arise from payment by any Grantor to any of the Administrative Agent or the Banks on the account of the Secured Indebtedness or any portion thereof; and
(ii) any right of any Grantor to require the marshalling of assets of any Borrower or any other Grantor which might otherwise arise from payment by any Grantor to any of the Administrative Agent or the Banks on account of the Secured Indebtedness or any portion thereof. If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for the benefit of, the Administrative Agent on behalf of the Banks and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Secured Indebtedness, whether matured or unmatured in accordance with the terms of the Credit Agreement. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

XIII.  Termination.  Upon payment in full of the Secured Indebtedness and
       -----------
termination of the Credit Agreement, the Line of Credit Commitments and the Revolving Credit Commitments, this Security Agreement shall terminate and be of no further force and effect, and the Administrative Agent, at the Grantors' expense, shall thereupon promptly return to each Grantor such of its Collateral and such other documents delivered by each Grantor hereunder as may then be in the Administrative Agent's possession. Upon any such termination, the Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as that Grantor shall reasonably request to evidence such termination. The Administrative Agent, upon request of any Grantor, shall release the Administrative Agent's security interest in any of such Grantor's Collateral which is sold prior to the occurrence of an Event of Default (but not the proceeds thereof), provided such sale is permitted by, and made in
                       --------
accordance with, the provisions of the Credit Agreement.

XIV.  Modifications, Amendments and Waivers.  Any and all agreements amending or
      -------------------------------------
changing any provision of this Security Agreement or the rights of any of the Administrative Agent, the Banks or the Grantors hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Grantors hereunder shall be made only pursuant to the provisions of Section 11.1 of the Credit Agreement, except that any amendment or change that affects less than all of the Grantors shall be effective with the written consent of the affected Grantors.

XV.  No Implied Waivers; Cumulative Remedies.  No course of dealing and no
     ---------------------------------------
failure or delay on the part of the Administrative Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Administrative Agent hereunder; and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Administrative Agent under this Security Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.

XVI.  Notices.  All notices, statements, requests, demands and other
      -------
communications given to or made upon the Grantors, any of the Administrative Agent or the Banks in accordance with the provisions of this Security Agreement shall be given or made as provided in Section 11.7 of the Credit Agreement.

XVII.  Severability.
       ------------

        A. Each Grantor agrees that the provisions of this Agreement are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

                1. if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction; and

                2. if this Agreement would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of a Grantor (other than the Borrower) under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the aggregate amount of such liability shall, without any further action by any of the Administrative Agent or the Banks, such Grantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

B. If the grant of a security interest hereunder by any one or more Grantors is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

                1. the validity and enforceability of the security interest granted hereunder by any other Grantor, which shall continue in full force and effect in accordance with its terms; or

                2. the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

XVIII.  Governing Law.  This Security Agreement shall be deemed to be a contract
        -------------
under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the internal laws of said Commonwealth, without reference to its conflicts of law principles, except as required by mandatory provisions of law and except to the extent that the validity or perfection of security interests hereunder, or remedies hereunder with respect to any particular Collateral, is governed by the laws of a jurisdiction other than the law of the Commonwealth of Pennsylvania.

XIX.  Successors and Assigns.  This Security Agreement shall be freely
      ----------------------
assignable and transferable by the Administrative Agent in connection with the assignment or transfer of the Secured Indebtedness; provided, however, the
                                                    --------  -------
duties and obligations of the Grantors may not be delegated or transferred by the Grantors, without the written consent of the Required Banks. The rights and privileges of the Administrative Agent and each of the Banks shall inure to their benefit and the benefit of their respective successors and assigns (as permitted under the Credit Agreement), and the duties and obligations of the Grantors shall bind the Grantors and their respective successors and assigns. Except to the extent otherwise required by the context of this Security Agreement, the word "Banks" where used in this Security Agreement shall include, without limitation, any holder of a Note, or assignee of an interest therein, originally issued to a Bank under the Credit Agreement, and each such holder of a Note, or assignee of an interest therein, shall be bound by and have the benefits of this Security Agreement to the same extent as if such holder had been a signatory hereto.

XX.  Election.  Each Grantor acknowledges that the Administrative Agent may, in
     --------
its sole discretion, elect to exercise its rights under this Security Agreement against any one or more of the Grantors, or the Collateral of any one or more of the Grantors, without any duty or responsibility to pursue any other Grantor, and that such an election by the Administrative Agent shall not be a defense to any action the Administrative Agent may elect to take against any one or more of the Grantors.

XXI.  Counterparts.  This Security Agreement may be executed in any number of
      ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

XXII.  Consent to Jurisdiction; Waiver of Jury Trial.  Each of the Grantors
       ---------------------------------------------
hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Chester County, Pennsylvania and the United States District Court for the Eastern District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Grantors at the addresses set forth or referred to in Section 16 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Grantors waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND THE ADMINISTRATIVE AGENT AND THE BANKS

AND EACH OF THE GRANTORS WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS SECURITY AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

                        [SIGNATURES BEGIN ON NEXT PAGE]

       [SIGNATURE PAGE 1 OF 1 TO AMENDED AND RESTATED SECURITY AGREEMENT]

     WITNESS the due execution hereof as of the day and year first above written.


                                 PNC BANK, NATIONAL ASSOCIATION, as
                                 Administrative Agent for the Banks



                                 By:___________________________________
                                 Title:


                                 INTERNET CAPITAL GROUP, INC.

                                 By:___________________________________
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer


                                 ICG HOLDINGS, INC.

                                 By:___________________________________
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer


                                 INTERNET CAPITAL GROUP OPERATIONS, INC.

                                 By:___________________________________
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer


                                 1999 INTERNET CAPITAL L.P.

                                 By:  ICG HOLDINGS, INC., its general partner

                                 By:___________________________________
                                 Name:  John N. Nickolas
                                 Title:  Managing Director, Finance and
                                 Assistant Treasurer

                                  SCHEDULE 1
                                      TO
                    AMENDED AND RESTATED SECURITY AGREEMENT

                   List of Grantors; Collateral Information
                   ----------------------------------------



A.  INTERNET CAPITAL GROUP, INC.

     Collateral and books and records located at chief executive office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803.

     All real and personal properties are located in the following counties:

     State/County                               Assets (Brief Description)
     ------------                               --------------------------
     Pennsylvania/Chester/Wayne                 See description of Collateral in
     Delaware/New Castle/Wilmington             Security Agreement
     California/San Francisco/San Francisco
     Massachusetts/Suffolk/Boston
     Washington/King

B.  ICG HOLDINGS, INC.

    Collateral and books and records located at chief executive office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803.

    All real and personal properties are located in the following counties:

    State/County                                Assets (Brief Description)
    ------------                                --------------------------
    Pennsylvania/Chester/Wayne                  See description of Collateral in
    Delaware/New Castle/Wilmington              Security Agreement

C.  INTERNET CAPITAL GROUP OPERATIONS, INC.

    Collateral and books and records located at chief executive office at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087.

    All real and personal properties are located in the following counties:

    State/County                                Assets (Brief Description)
    ------------                                --------------------------
    Pennsylvania/Chester/Wayne                  See description of Collateral in
    Delaware/New Castle/Wilmington              Security Agreement
    California/San Francisco/San Francisco
    Massachusetts/Suffolk/Boston
    Washington/King

D.  1999 INTERNET CAPITAL L.P.

    Collateral and books and records located at chief executive office at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803.

    All real and personal properties are located in the following counties:

    State/County                                Assets (Brief Description)
    ------------                                --------------------------
    Pennsylvania/Chester/Wayne                  See description of Collateral in
    Delaware/New Castle/Wilmington              Security Agreement

                              EXHIBIT 1.1(O)(1)


                               SECURITY AGREEMENT

                          (SPECIAL COLLATERAL ACCOUNT)






                           Dated as of March 28, 2000


                                      Among


                          INTERNET CAPITAL GROUP, INC.,


                               ICG HOLDINGS, INC.,


                           1999 INTERNET CAPITAL L.P.


                                       and


             PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

Table of Contents
SECTION                                                HEADING                                                PAGE
Section 1.        Grant of Security.......................................................................        2
Section 2.        Security for Obligations................................................................        3
Section 3.        Maintaining the Account.................................................................        3
Section 4.        Periodic Withdrawals of Cash............................................................        4
Section 5.        Periodic Withdrawals or Additions of Pledged Securities.................................        5
Section 6.        periodic exchanges of pledged private company restricted securities.....................        6
Section 7.        intentionally omitted...................................................................        6
Section 8.        Investing of Amounts in the Accounts....................................................        6
Section 9.        Agreements, Representations and Warranties of Pledgor...................................        7
Section 10.       Special Provisions Re: Accounts.........................................................       10
Section 11.       Transfers and Other Liens...............................................................       11
Section 12.       Administrative Agent Appointed Attorney-in-Fact.........................................       11
Section 13.       Administrative Agent May Perform........................................................       11
Section 14.       Remedies................................................................................       12
Section 15.       Application of Proceeds.................................................................       14
Section 16.       Indemnity and Expenses..................................................................       14
Section 17.       Security Interest Absolute..............................................................       15
Section 18.       Amendments; Waivers; Etc................................................................       16
Section 19.       Notices.................................................................................       16
Section 20.       Continuing Security Interest; Assignments Under the Credit Agreement....................       18
Section 21.       Governing Law; Terms; Etc...............................................................       18

EXHIBIT A         -      FORM OF NOTICE OF PERIODIC WITHDRAWAL OF CASH

EXHIBIT B         -      FORM OF NOTICE OF PERIODIC WITHDRAWAL OF PLEDGED
                         SECURITIES

EXHIBIT C         -      FORM OF NOTICE OF PERIODIC EXCHANGE OF PLEDGED PRIVATE
                         COMPANY RESTRICTED SECURITIES

EXHIBIT D         -      FORM OF SUPPLEMENT TO SECURITY AGREEMENT (SPECIAL
                         COLLATERAL ACCOUNT)

EXHIBIT E         -      FORM OF ACCOUNT CONTROL AGREEMENT (PUBLIC COMPANY
                         PLEDGED SECURITIES)

EXHIBIT F         -      FORM OF ACCOUNT CONTROL AGREEMENT (IN-REGISTRATION
                         COMPANY PLEDGED SECURITIES)

EXHIBIT G         -      FORM OF ACCOUNT CONTROL AGREEMENT (PRIVATE COMPANY
                         PLEDGED SECURITIES)

                              SECURITY AGREEMENT

         This SECURITY AGREEMENT (this "Agreement"), dated as of March 28, 2000, is by and among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings") and 1999 Internet Capital L.P. ("ICLP") and together with ICG, ICG Holdings and ICLP, each a "Pledgor" or a "Borrower", as the case may be), and PNC Bank, National Association, a national banking association (the "Administrative Agent"), as Administrative Agent for the Banks party to the Credit Agreement (defined below).

                            PRELIMINARY STATEMENTS:

         A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG, ICG Holdings, the Banks party thereto (as defined therein), the Guarantors party thereto (as defined therein), PNC Bank, National Association, as Administrative Agent for the benefit of the Banks party thereto and the Agents, ICG and ICG Holdings, as borrowers, have arranged for the availability of certain revolving credit loans from time to time. Capitalized terms used herein without definition shall have the meanings described thereto in the Credit Agreement.

         B. The Administrative Agent and the Banks are hereinafter collectively referred to as the "Secured Parties".

         C. In order to induce the Banks to enter into the transactions contemplated in the Credit Agreement and to provide financing to ICG and ICG Holdings, as borrowers, the Pledgors have agreed to deliver the Pledged Securities into a controlled securities account and grant to the Administrative Agent for the benefit of the Secured Parties a first priority Lien in such account and such Pledged Securities securing all amounts payable to the Secured Parties under the Financing Documents.

         D. Further to the foregoing, the Pledgors have (I) delivered the Pledged Securities to the offices of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Broker") located in Wilmington, Delaware for further delivery to the Broker's offices located at 100 Campus Drive, Florham Park, New Jersey 07932, and (II) opened with the Broker, at its offices located at 100 Campus Drive, Florham Park, New Jersey 07932, (i) interest bearing deposit accounts designated as (a) Account No. 438-07A48 entitled Internet Capital Group, Inc. Public Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (b) Account No. 438-07A51 entitled ICG Holdings, Inc. Public Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, and (c) Account No. 438-07A60 entitled 1999 Internet Capital L.P. Public Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent (collectively, the "Public Company Pledged Collateral Account"), in the name of the Pledgors but under the sole dominion and control of the Administrative Agent and subject to the terms of this Agreement, (ii) interest bearing deposit accounts designated as (a) Account No. 438-07A50 entitled Internet Capital Group, Inc. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (b) Account No. 438-07A53 entitled ICG Holdings, Inc. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, and (c) Account No. 438-07A62 entitled 1999 Internet Capital L.P. In-Registration Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent

(collectively, the "In-Registration Company Pledged Collateral Account"), in the name of the Pledgors but under the sole dominion and control of the Administrative Agent and subject to the terms of this Agreement and (iii) interest bearing deposit accounts designated as (a) Account No. 438-07A49 entitled Internet Capital Group, Inc. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, (b) Account No. 438-07A52 entitled ICG Holdings, Inc. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent, and (c) Account No. 438-07A61 entitled 1999 Internet Capital L.P. Private Co. Pledged Securities Account for PNC Bank, N.A. as Administrative Agent (collectively, the "Private Company Pledged Collateral Account") in the name of the Pledgors but under the sole dominion and control of the Administrative Agent and subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to make the advances under the Loan Documents and to enter into the Credit Agreement and this Agreement, each Pledgor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

I. Section 1.  Grant of Security.

         Each Pledgor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties a security interest in any and all right, title and interest of such Pledgor, whether now owned or existing or hereafter created, acquired or arising, in and to:

               (a) the Public Company Pledged Securities Account, all funds held therein and all cash, certificates and instruments, if any, from time to time representing or evidencing the Public Company Pledged Securities Account;

               (b) the In-Registration Company Pledged Securities Account, all funds held therein and all cash, certificates and instruments, if any, from time to time representing or evidencing the In-Registration Company Pledged Securities Account;

               (c) the Private Company Pledged Securities Account, all funds held therein and all cash, certificates and instruments, if any, from time to time representing or evidencing the Private Company Pledged Securities Account;

               (d) any and all investment property and any other securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts held in, by or for the benefit of the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, including the Pledged Securities;

               (e) any and all substitutions and additions to the foregoing property; and

               (f) any and all income, dividends, distributions and sums distributable or payable from, upon, or in respect of the foregoing property;

               (g) any and all rights and privileges incident to the foregoing property; and

               (h)    any and all proceeds of the foregoing;

provided, however, that for so long as no Event of Default shall have occurred
--------  -------
and be continuing under the Credit Agreement, Excluded Securities (as defined hereinafter) shall not be deemed to be Collateral for purposes of this Agreement. "Excluded Securities" shall mean:

               (i) all Subject to Pledge Private Company Restricted Securities, until a Supplement to the Security Agreement (Account Control Agreement) has been executed and delivered to the Administrative Agent with respect to Subject to Pledge Private Company Restricted Securities which are being subjected to the security interest and lien contemplated hereby in accordance with Section 5(c) hereof;

               (ii) all Public Company Restricted Securities issued by non-U.S. Persons; and

               (iii) all Private Company Restricted Securities issued by non-U.S. Persons.

         (all of the foregoing, other than, prior to an Event of Default, the Excluded Pledged Securities, being herein sometimes referred to as the "Collateral"). All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the Commonwealth of Pennsylvania ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

II.  Section 2. Security for Obligations.

The pledge, assignment and security interest granted under this Agreement by each Pledgor secure all Obligations, including, without limitation (a) the payment of all amounts payable to the Secured Parties now or hereafter existing under the Loan Documents, whether for principal, interest, premiums, fees, expenses or otherwise, and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Administrative Agent or any of the Banks in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "Secured Obligations").

III. Section 3. Maintaining the Accounts.

         (a) Except as expressly provided in this Agreement, so long as any amount shall remain unpaid or there shall be any commitment to extend credit to any Borrower under the Loan Documents:

         (i) the Pledgors will maintain the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account and the Private Company Pledged Securities Account with the Broker;

         (ii) it shall be a term and condition of the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account and the Private Company Pledged Securities Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Account, that except as otherwise provided by the terms of this Agreement, no amount (including interest on Permitted Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, any Pledgor or any other Person from such Public Company Pledged Securities Account, such In-Registration Company Pledged Securities Account or such Private Company Pledged Securities Account; and

         (iii) the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account and the Private Company Pledged Securities Account shall be subject to such applicable laws, and such applicable regulations of the Federal Reserve Board and of any other appropriate banking or governmental authority, as may now or hereafter be in effect; the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account and the Private Company Pledged Securities Account shall not be subject to debit or withdrawal, and no Person shall have any control over or right of withdrawal from the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account other than as provided in this Agreement.

         (b) The initial delivery of Material Contracts, Consents, Certificates and Powers relating to Pledged Securities shall be made to the Broker and deposited in the Public Company Pledged Securities Account, In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, and the Pledgors shall provide evidence satisfactory to the Administrative Agent of such delivery and deposit. The Pledgors shall deliver Material Contracts, Consents, Certificates and Powers relating to Pledged Securities from time to time after the Closing Date in accordance with the terms of Sections 8.1.17, 8.1.18 and 8.1.19 of the Credit Agreement and the Pledgors shall provide evidence satisfactory to the Administrative Agent of such deposit and delivery.

IV. Section 4.  Periodic Withdrawals of Cash.

         (a) Beginning on April 1, 2000, and on the first day of each calendar month in each year thereafter (each, a "Periodic Withdrawal Date"), so long as any amounts remain in the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, the Pledgors shall be permitted to withdraw an amount equal to the sum of all cash dividends (other than liquidating dividends and distributions) and income which have been paid or have accrued with respect to the investment property in the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, subject to the provisions of Section 4(b) hereof.

         (b) No withdrawals pursuant to this Section 4 shall be permitted unless the Pledgors have delivered (x) to the Administrative Agent a written notice substantially in the form of Exhibit A attached hereto specifying (A) the
                             ---------
applicable Periodic Withdrawal Date, (B) the aggregate amount of the dividends and interest income the Pledgors propose to withdraw, (C) the anticipated remaining balance of the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, after giving effect to the withdrawal, (D) their instructions as to the manner and place of payment of such withdrawal and (E) that no Default or Event of Default shall have occurred which is continuing under any of the Loan Documents and (y) to the Broker, the notice referred to in Sections 4(a) of the applicable Account Control Agreement.

V. Section 5.  Periodic Withdrawals or Additions of Pledged Securities.

         (a) Beginning on the date hereof and on each Business Day hereafter (each, a "Periodic Pledged Securities Withdrawal Date"), so long as any Pledged Securities shall remain in the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, the Pledgors shall be permitted to withdraw Pledged Securities, subject to the provisions of Section 5(b) hereof.

         (b) No dispositions pursuant to this Section 5 shall be permitted unless the Pledgors have delivered (x) to the Administrative Agent and the Broker, on or prior to the date of the proposed disposition, a written notice substantially in the form of Exhibit B attached hereto specifying (A) the
                             ---------
applicable Periodic Pledged Securities Withdrawal Date, (B) the Pledged Securities the Pledgors propose to withdraw, (C) their instructions as to the manner and place of payment for such disposition, (D) that (x) following any such proposed disposition, the Pledgors are in compliance with the Borrowing Base as provided in the Credit Agreement, (y) the Administrative Agent has received a Compliance Certificate from the Pledgors demonstrating such compliance and (z) any such proposed disposition does not result in the disposition of Pledged Securities with a value (in the case of Public Company Restricted Securities and Public Company Unrestricted Securities), or a cost basis (in the case of Private Company Restricted Securities and In-Registration Company Securities), in each case as determined from time to time in accordance with the terms of the "Borrowing Base" definition provided for in the Credit Agreement, in excess of ten percent (10%) of the dollar amount equal to the sum of clauses (i) through (v) of such definition of "Borrowing Base" calculated from time to time in accordance with the terms of such definition, determined in each case as of the date of any such proposed withdrawal, without giving effect to the proposed withdrawal and (E) no Default or Event of Default shall have occurred which is continuing under any of the Loan Documents and (y) to the Broker, the notice referred to in Section 4(b) of the applicable Account Control
                                  ------------
Agreement and in the case of proposed withdrawals of Public Company Restricted Securities or Public Company Unrestricted Securities, the consent of the Administrative Agent required pursuant to Section 4(b) of the Account Control
                                          ------------
Agreement (Public Company Pledged Securities).

         (c) In addition, any Pledgor may, on any Periodic Pledged Securities Withdrawal Date, subject any Subject to Pledge Private Company Restricted Securities to the lien and security interest contemplated in Section 1 hereof by executing and delivering to the Administrative Agent a Supplement to Security Agreement (Special Collateral Account) substantially in the form attached hereto as Exhibit D.

VI. Section 6. Periodic Exchanges of Pledged Private Company Restricted
               Securities.

         (a) Beginning on the date hereof and on each Business Day hereafter (each, a "Periodic Pledged Private Company Restricted Securities Exchange Date"), the Pledgors shall be permitted to exchange Pledged Private Company Restricted Securities for Public Company Restricted Securities, Public Company Unrestricted Securities or Private Company Restricted Securities, as the case may be, subject to the provisions of Section 6(b) hereof.

         (b) No dispositions pursuant to this Section 6 shall be permitted unless (i) the Pledgors have delivered (x) to the Administrative Agent, on or prior to the date of the proposed exchange, a written notice substantially in the form of Exhibit C attached hereto specifying (A) the applicable Periodic
            ---------
Pledged Private Company Restricted Securities Exchange Date, (B) the Pledged Private Company Restricted Securities the Pledgors propose to exchange, (C) the Public Company Restricted Securities, the Public Company Unrestricted Securities or the Private Company Restricted Securities which are to be delivered to the Broker in exchange for the applicable Pledged Private Company Restricted Securities within __ days of the Periodic Pledged Private Company Restricted Securities Exchange Date and held by the Broker in accordance with the terms of the applicable Account Control Agreement, (D) their respective instructions as to the manner and place of such exchange, (E) that following any such proposed exchange, the Pledgors are in compliance with the Borrowing Base as provided in the Credit Agreement and (F) no Default or Event of Default shall have occurred which is continuing under any of the Loan Documents and (y) to the Broker, the notice referred to in Section 4(c) of the Account Control Agreement (Private
                      ------------
Company Pledged Securities).

VII.   Section 7. [intentionally omitted].

VIII.  Section 8. Investing of Amounts in the Accounts.

Any monies paid to or retained by the Broker in the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, shall, until paid to or applied as provided herein, be invested by the Broker at the written authorization and direction of the Pledgors from time to time and at the risk and expense of the Pledgors in Permitted Investments, which Permitted Investments shall at all times be held in the applicable Account and subject to the lien and security interest contemplated by this Agreement, and in the absence of a written authorization and direction from the Pledgors, there shall be no obligation to invest such money; provided, that after an Event of Default shall have occurred and be continuing, such money shall be so invested in Permitted Investments at the Administrative Agent's direction and at the risk and expense of the Pledgors. There shall be promptly deposited on the last Business Day of each month in the Account any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Default or Event of Default shall have occurred and be continuing in which case such gains shall be held pursuant to Section 14. The Broker shall have no liability for any loss resulting from any Permitted Investment other than by reason of its willful misconduct, gross negligence or bad faith. The Broker may sell any Permitted Investment (without regard to its maturity date) whenever the Administrative Agent in its reasonable discretion deems it necessary to make any distribution required by this Agreement and the Administrative Agent shall not be liable to any Person for any loss suffered because of any such sale.

IX. Section 9. Agreements, Representations and Warranties of Pledgor.

Each Pledgor covenants, represents and warrants as follows:

         (a) Each Pledgor is a corporation, or limited partnership in the case of ICLP, in each case duly organized and validly existing in good standing under the laws of the State of Delaware, is the sole and lawful owner of the Collateral purported to be owned by it, and has full right, power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Pledgor or any provision of any Pledgor's charter, articles of incorporation, by-laws or limited partnership agreement or any covenant, indenture or agreement of or affecting any Pledgor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of any Pledgor except for the lien and security interest granted to the Administrative Agent hereunder.

         (b) Each Pledgor's chief executive office and principal place of business is at 103 The Springer Building, 3411 Silverside Road, Wilmington, Delaware 19801 and no Pledgor has any other executive offices or places of business. Each Pledgor shall not move its chief executive office or maintain a place of business at a location other than as specified in the immediately preceding sentences without first providing the Administrative Agent 30 days' prior written notice of such Pledgor's intent to do so; provided that each Pledgor shall at all times maintain its chief executive office in the United States of America and, with respect to any new chief executive office or place of business, each Pledgor shall have taken all action reasonably requested by the Secured Party to maintain the lien and security interest of the Administrative Agent in the Collateral at all times fully perfected and in full force and effect.

         (c) All of the Pledged Securities have been duly and validly issued and are fully paid and non-assessable and the Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description, whether voluntary or involuntary, except for the lien and security interest of the Administrative Agent therein, the rights of the Broker set forth in Section 7 of the applicable Account Control Agreement, as the case may be, the contractual restrictions applicable to the transfer of the Pledged Securities and Permitted Liens. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Administrative Agent.

         (d) This Agreement and the pledge and assignment of the Collateral pursuant hereto will, when the filings and other actions contemplated by this Agreement have been duly made or taken, and upon delivery of the Pledged Securities to the Broker in accordance with the terms hereof and the other Loan Documents, create a valid security interest in the Collateral enforceable against third parties, senior in right to all other creditors and subject to no prior Liens, in favor of the Administrative Agent for the benefit of the Secured Parties, prior to all other Liens and securing the payment of the Secured Obligations, subject to Section 9(c) above.

         (e) The Pledged Securities listed on Schedules A, B, C and D to the Borrowing Base Certificate constitute all the Pledged Securities and ICG, ICG Holdings and 1999 Internet Capital LP are the direct and beneficial owners of all such Pledged Securities.

         (f) The Pledgors shall notify the Administrative Agent and the Broker of any disposition of any Securities in any Acquisition Entity that constitutes Pledged Collateral in accordance with the terms of Section 8.1.13 of the Credit Agreement and shall provide to the Administrative Agent, the Banks and the Broker written notice of any Acquisition in a Person, and updated Schedules A, B, C and D, as applicable, to the Borrowing Base Certificate reflecting any such additional Acquisition, in each case in accordance with the terms of Section
8.1.15 of the Credit Agreement.

         (g) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either for (i) the grant by any Pledgor of the assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by any Pledgor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby, except for the filing of financing and continuation statements under the UCC, or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

         (h) Each Pledgor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against any Pledgor or any of the Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of the Collateral, and such Pledgor shall have established adequate reserves therefor.

         (i) Except to the extent expressly permitted by Sections 4, 5 and 6 hereof, without the Administrative Agent's prior written consent, neither Pledgor shall, nor shall it permit the Broker to, invest, purchase, sell, exchange, redeem, reinvest, assign, or otherwise dispose of the Collateral or any part thereof or any interest therein.

         (j) Each Pledgor agrees to execute and deliver, and shall cause the Broker to execute and deliver, to the Administrative Agent such further agreements, assignments, instruments and documents and to do all such other things as the Administrative Agent may reasonably deem necessary or appropriate to assure the Administrative Agent its lien and security interest hereunder, including an Account Control Agreement (Public Company Pledged Securities), an Account Control Agreement (In-Registration Company Pledged Securities) or an Account Control Agreement (Private Company Pledged Securities), as applicable, in each case in the form attached hereto as Exhibit E, Exhibit F or Exhibit G, as the case may be, and such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as the Administrative Agent may from time to time reasonably require in order to comply with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to any Pledgor wherever the Administrative Agent in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Pennsylvania becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Pledgor agrees to execute and deliver all such instruments and documents and to do all such other things as the Administrative Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Administrative Agent under the law of such other jurisdiction. Each Pledgor agrees to mark its books and records to reflect the lien and security interest of the Administrative Agent in the Collateral.

         (k) On failure of any Pledgor to perform any of the covenants and agreements herein contained, the Administrative Agent may, at its option, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Administrative Agent may be compelled to make by operation of law or which the Administrative Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by Pledgors immediately without notice or demand, shall constitute additional Secured Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum prescribed in the Credit Agreement. No such performance of any covenant or agreement by the Administrative Agent on behalf of the Pledgors, and no such advancement or expenditure therefor, shall relieve any Pledgor of any default under the terms of this Agreement or in any way obligate the Administrative Agent to take any further or future action with respect thereto. The Administrative Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Administrative Agent, in performing any act hereunder, shall be the sole judge of whether any Pledgor is required to perform same under the terms of this Agreement. The Administrative Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with the Administrative Agent for the amount of such sums and amounts so expended.

X. Section 10. Special Provisions Re: Accounts.

         (a) The Collateral is, and shall hereafter be, held in the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, by the Broker as the bailee of the Administrative Agent, except to the extent otherwise agreed to in writing by the Administrative Agent. Each Pledgor shall cause the Broker to, and hereby irrevocably authorizes and directs the Broker to, furnish to the Administrative Agent a copy of each monthly statement pertaining to the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, and the Pledged Collateral and such other information requested by the Administrative Agent which would ordinarily be available if requested by a Pledgor.

         (b) Each Pledgor shall not terminate the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, without the Administrative Agent's prior written consent and, except to the extent expressly permitted by Sections 4, 5 and 6 and this Section 10, no Pledgor shall transfer the Collateral or any part thereof from the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, without the Administrative Agent's prior written consent (provided that it is understood and agreed that if for any reason the Collateral or any part thereof is at any time transferred from the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, in violation of the provisions hereof or any other Loan Document, the Administrative Agent shall nevertheless retain a security interest therein).

         (c) Upon the occurrence of an Event of Default, the Administrative Agent may at such time or at any time thereafter direct the Broker to withdraw the Collateral or any part thereof from the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, and deliver such Collateral to the Administrative Agent and/or to transfer such Collateral or any part thereof into the Administrative Agent's name or into the name of its nominee or nominees.

         (d) Unless and until an Event of Default has occurred and is continuing:

         (i) each Pledgor shall be entitled to exercise or direct the Broker to exercise all voting and/or consensual powers pertaining to the Collateral or any part thereof, for all purposes not inconsistent with the terms of this Agreement or the terms of any other document relating to the Secured Obligations secured hereby; and

         (ii) each Pledgor shall be entitled to receive all cash dividends (other than liquidating dividends and distributions) and income from the investment property in the Account as more fully provided in Section 4.

XI.  Section 11. Transfers and Other Liens.

Except as otherwise permitted by the terms of Sections 4, 5 and 6 hereof and consistent with the terms of the Credit Agreement, no Pledgor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement.

XII. Section 12. Administrative Agent Appointed Attorney-in-Fact.

In addition to any other powers of attorney contained herein, each Pledgor hereby appoints the Administrative Agent, its nominee, and any other person whom the Administrative Agent may designate, as such Pledgor's attorney-in-fact, with full power to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable on or in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign such Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Administrative Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of any Pledgor, or otherwise, which the Administrative Agent may deem necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Secured Party in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Administrative Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Administrative Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Administrative Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and all agreements of the Administrative Agent to extend credit to or for the account of any Pledgor have expired or otherwise have been terminated. Notwithstanding the foregoing, the Administrative Agent agrees not to exercise any such power of attorney until after the occurrence of an Event of Default.

XIII. Section 13. Administrative Agent May Perform.

If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgors under Section 16(b) hereof.

XIV.  Section 14. Remedies.

         (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

         (i) an "Event of Default" arising under any Loan Document, including without limitation the Credit Agreement, shall occur and be continuing; or

         (ii) default in the observance or performance of any covenant set forth in Section 3 hereof.

         (b) Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and, upon acceleration of the Obligations under the Credit Agreement, the Administrative Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives, at any time or times, liquidate, sell and deliver that portion of the Collateral (and any other property of any Pledgor attached thereto or found therein) held by or for it, which the Administrative Agent in its good faith judgment, exercised from time to time, deems necessary to satisfy any amounts remaining unpaid or owing on the Obligations, at any broker's board or at any public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Administrative Agent may sell all the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations. The Administrative Agent is authorized at any sale or other disposition of the Collateral, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or resale of any of the Collateral. In addition to all other sums due the Administrative Agent hereunder, each Pledgor shall pay the Administrative Agent all costs and expenses incurred by the Administrative Agent, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to each Pledgor in accordance with Section 19 hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Administrative Agent may be the purchaser at any such sale. Each Pledgor hereby waives all of its rights of redemption from any such sale. The Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Administrative Agent may further postpone such sale by announcement made at such time and place.

         (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of any Pledgor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 10(d)(i) hereof and/or to receive and retain the income and distributions which it is entitled to receive and retain pursuant to Section 10(d)(ii) hereof, shall, at the option of the Administrative Agent, cease and thereupon become vested in the Administrative Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and/or to receive and retain the income and distributions which any Pledgor would otherwise have been authorized to retain pursuant to Section 10(d) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Collateral as if the Administrative Agent were the absolute owner thereof. Without limiting the foregoing, the Administrative Agent may by written demand direct the Broker to deliver the Collateral, or any part thereof, and/or to liquidate the Collateral, or any part thereof, and deliver the proceeds therefrom to the Administrative Agent. In the event the Administrative Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

         (d) The powers conferred upon the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Administrative Agent accords its own property, consisting of similar type assets, it being understood, however, that the Administrative Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of any Pledgor in any way related to the Collateral, and the Administrative Agent shall have no duty or obligation to discharge any such duty or obligation. The Administrative Agent shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value. Neither the Administrative Agent nor any party acting as attorney for the Administrative Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

         (e) Failure by the Administrative Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Administrative Agent or provided by law, or delay by the Administrative Agent in exercising the same, shall not operate as a waiver; and no waiver by the Administrative Agent shall be effective unless it is in writing and then only to the extent specifically stated. The rights and remedies of the Administrative Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Administrative Agent.

XV.  Section 15.  Application of Proceeds.

         (a) The proceeds and avails of the Collateral at any time received by the Administrative Agent after the occurrence and during the continuation of any Event of Default shall, when received by the Administrative Agent in cash or its equivalent, be applied by the Administrative Agent as follows:

         (i) First, to the payment and satisfaction of all sums paid and costs and expenses incurred by the Administrative Agent hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including reasonable attorneys' fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent the Administrative Agent is not reimbursed therefor by the Pledgors; and

         (ii) Second, to the payment and satisfaction of the remaining Secured Obligations, whether or not then due (in whatever order the Administrative Agent elects), both for interest and principal.

Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Pledgors or to whomsoever the Administrative Agent reasonably determines is lawfully entitled thereto.

         (b) The Administrative Agent may, without notice to any Pledgor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the Account or any part thereof.

XVI.  Section 16.  Indemnity and Expenses.

         (a) Each Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct (as determined by a court of final appeal).

         (b) Each Pledgor agrees upon demand to pay to the Administrative Agent the amount of any and all reasonable out of pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties hereunder or
(iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

XVII. Section 17.  Security Interest Absolute.

The obligations of each Pledgor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any Pledgor to enforce this Agreement, irrespective of whether any action is brought against the other Pledgor or whether the other Pledgor is joined in any such action or actions. All rights of the Administrative Agent and the pledge, assignment and security interest hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of:

         (a) any lack of validity or enforceability of any Financing Document or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Financing Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrowers or any of their respective subsidiaries or otherwise;

         (c) the failure of any Pledgor to receive any benefit from or as a result of its execution, delivery and performance of this Agreement;

         (d) any taking, exchange, release or nonperfection of any other Pledged Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

         (e) any manner of application of Pledged Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Pledged Collateral for all or any of the Secured Obligations or any other assets of the Borrowers or any of their respective Subsidiaries;

         (f) any change, restructuring or termination of the corporate structure or existence of any Borrower or any of their respective Subsidiaries; or

         (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor or a third party grantor of a security interest.

XVIII. Section 18.  Amendments; Waivers; Etc.

         (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Pledgor in the case of amendments, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

XIX. Section 19.  Notices.

Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below (or, if no such address is set forth below, at the address of the Pledgors as shown on the records of the Administrative Agent), or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

to ICG at:                                                        to the Administrative Agent at:

Internet Capital Group, Inc.                                      PNC Bank, National Association
103 The Springer Building                                         One PNC Plaza - 22nd Floor
3411 Silverside Road                                              249 Fifth Avenue
Wilmington, Delaware 19801                                        Pittsburgh, PA 15222-2707
Attention: Vice President of Finance Operation                    Attention: Ms. Arlene Ohler
Telephone: (302) 478-6160                                         Telephone: (412) 762-3627
Telecopy: (302) 478-3667                                          Telecopy: (412) 762-8672
with a copy to:                                                   with a copy to:

Internet Capital Group Operations, Inc.                           VentureBank@PNC
800 The Safeguard Building                                        1000 Westlakes Drive
435 Devon Park Drive                                              Suite 200
Wayne, PA 19087                                                   Berwyn, PA 19312
Attention: Mr. James N. Borum                                     Attention: Mr. John Freyhof
           Mr. Henry N. Nassau                                    Telephone: (610) 725-5752
Telephone: (610) 989-0111                                         Telecopy: (610) 725-5799
Telecopy: (610) 989-0112

to ICG Holdings at:

ICG Holdings, Inc.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: General Counsel
Telephone: (302) 478-6160
Telecopy: (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy: (610) 989-0112


to ICLP at:

1999 Internet Capital L.P.
103 The Springer Building
3411 Silverside Road
Wilmington, Delaware 19801
Attention: General Counsel
Telephone: (302) 478-6160
Telecopy: (302) 478-3667

with a copy to:

Internet Capital Group Operations, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
Attention: Mr. James N. Borum
           Mr. Henry N. Nassau
Telephone: (610) 989-0111
Telecopy: (610) 989-0112


Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

XX. Section 20.  Continuing Security Interest; Assignments Under the Credit
XXI.             Agreement.

This Agreement shall create a continuing security interest in the Collateral and shall (a) except as expressly provided herein, remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon each Pledgor, their respective successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Administrative Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Parties herein or otherwise, in each case as provided in and subject to the provisions of the Loan Documents.

Upon the payment in full in cash of the Secured Obligations, or upon withdrawal of all amounts on deposit in, and all Pledged Securities delivered to, the Public Company Pledged Securities Account, the In-Registration Company Pledged Securities Account or the Private Company Pledged Securities Account, as the case may be, pursuant to the express terms of this Agreement, the pledge, assignment and security interest granted hereby shall terminate and all rights to such Collateral shall revert to the Pledgors. Upon any such termination, the Administrative Agent will, at the Pledgors' expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

XXII. Section 21.  Governing Law; Terms; Etc.

         (a) This Agreement shall be deemed to have been made in the Commonwealth of Pennsylvania and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 8 or 9 of the UCC are used herein as therein defined. This Agreement may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         (b) Each Pledgor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Eastern District of Pennsylvania and of any Pennsylvania state court sitting in Philadelphia, Pennsylvania for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH PLEDGOR AND THE SECURED PARTIES EACH HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (c) Each Pledgor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Pledgor at the address set forth above, or by any other method permitted by law. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

XIII. Section 22. Additional Pledgors.

          At any time after the initial execution and delivery of this Agreement, additional Persons may become parties to this Agreement and thereby acquire the duties and rights of being Pledgors hereunder by executing and delivering to the Administrative Agent and the Banks a Security Agreement (Special Collateral Account) Joinder substantially in the form of Exhibit
                                                                  -------
1.1(U)(2) to the Credit Agreement. No notice of the addition of any Pledgor
---------
shall be required to be given to any pre-existing Pledgor.


                 [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Pledgors have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

INTERNET CAPITAL GROUP, INC.


By:________________________________
     Name:  John N. Nickolas
     Title: Managing Director, Finance and Assistant Treasurer



ICG HOLDINGS, INC.


By:________________________________
     Name:  John N. Nickolas
     Title: Managing Director, Finance and Assistant Treasurer



1999 INTERNET CAPITAL L.P.


By: ICG HOLDINGS, INC., its general partner


By:________________________________
     Name:  John N. Nickolas
     Title: Managing Director, Finance and Assistant Treasurer

Acknowledged and agreed as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent


By:________________________________
     Name:  ___________________________
     Title: ___________________________

                                   EXHIBIT A

                         Internet Capital Group, Inc.
                           103 The Springer Building
                             3411 Silverside Road
                          Wilmington, Delaware 19801



                                                        _______, 200_


PNC Bank, National Association
c/o Venture Bank@PNC
1000 Westlakes Drive, Suite 200
Berwyn, Pennsylvania 19312
Attention: Mr. John Freyhof



Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement or the Security Agreement (Special Collateral Account), dated as of March 28, 2000, among ICG, ICG Holdings, ICLP and the Administrative Agent.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     1.   The applicable Periodic Withdrawal Date shall be             .
                                                           ============

     2. The aggregate amount of dividends and interest income the Pledgors propose to withdraw is _______________________________________________

     3. The remaining balance of the Private Company Pledged Securities Account, after giving effect to the withdrawal, is ___________________
          ________________

     4.   Set forth below are payment instructions for the proposed withdrawal:

                         _______________________________

                         _______________________________

                         _______________________________

     5. No Default or Event of Default shall have occurred which is continuing.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                             Very truly yours,


                                             Internet Capital Group, Inc.



                                             By: _______________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                   EXHIBIT B


                         Internet Capital Group, Inc.
                           103 The Springer Building
                             3411 Silverside Road
                          Wilmington, Delaware 19801



                                                       _______, 200_


PNC Bank, National Association
c/o Venture Bank@PNC
1000 Westlakes Drive, Suite 200
Berwyn, Pennsylvania 19312
Attention: Mr. John Freyhof



Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement or the Security Agreement (Special Collateral Account), dated as of March 28, 2000, among ICG, ICG Holdings, ICLP and the Administrative Agent.

     ICG hereby certifies [on behalf of ICG Holdings/ ICLP] as follows:

     1.   The applicable Periodic Pledged Securities Withdrawal Date shall be
                      .
          ============

     2.   The Pledged Securities the Pledgors propose to withdraw are
                           .
          =================

     3. Set forth below are payment instructions for the proposed delivery of Pledged Securities:

                              _______________________________

                              _______________________________

                              _______________________________

     4. Following the disposition contemplated hereby, the Pledgors are in compliance with the Borrowing Base as provided in the Credit Agreement.

     5. The Administrative Agent has received a Compliance Certificate from the Pledgors demonstrating such compliance.

     6. The disposition proposed hereby does not result in the disposition of Private Company Restricted Securities with a cost basis, determined from time to time in accordance with the terms of the "Borrowing Base" definition provided for in the Credit Agreement, in excess of ten percent (10%) of the dollar amount equal to the sum of clauses (i) through (v) of such definition of "Borrowing Base" calculated from time to time in accordance with the terms of such definition, determined as of the date of any such proposed disposition, without giving effect to the proposed disposition.

     7. No Default or Event of Default shall have occurred which is continuing.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                        Very truly yours,


                                        Internet Capital Group, Inc.



                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                   EXHIBIT C

                         Internet Capital Group, Inc.
                           103 The Springer Building
                             3411 Silverside Road
                          Wilmington, Delaware 19801



                                                  ____________, 200_


PNC Bank, National Association
c/o Venture Bank@PNC
1000 Westlakes Drive, Suite 200
Berwyn, Pennsylvania 19312
Attention: Mr. John Freyhof



Gentlemen:

     Reference is made to that certain Account Control Agreement (Private Company Pledged Securities) (the "Account Control Agreement"), dated as of March 28, 2000, by and among Internet Capital Group, Inc. ("ICG"), ICG Holdings, Inc. ("ICG Holdings"), 1999 Internet Capital L.P. ("ICLP"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PNC Bank, National Association, as Administrative Agent (the "Administrative Agent") for the Banks under that certain Amended and Restated Credit Agreement, dated as of March 28, 2000 (the "Credit Agreement"), among ICG and ICG Holdings, as borrowers, the Banks (as defined in the Credit Agreement), the Guarantors (as defined in the Credit Agreement), the Administrative Agent and the Agents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Account Control Agreement or the Security Agreement (Special Collateral Account), dated as of March 28, 2000, among ICG, ICG Holdings, ICLP and the Administrative Agent.

     ICG hereby certifies [on behalf of ICG Holdings/ICLP] as follows:

     1.   The applicable Periodic Pledged Private Company Restricted Securities
     Exchange Date shall be             .
                            ============

     2.   The Pledged Private Company Restricted Securities the Pledgors propose
     to exchange are                  .
                     =================

     3. Set forth below are the Public Company Restricted Securities, the Public Company Unrestricted Securities or the Private Company Restricted Securities which are to be delivered to the Broker in exchange for the applicable Pledged Private Company Restricted Securities within ____ days of the Periodic Pledged Private Company Restricted Securities Exchange Date and held by the Broker in accordance with the terms of the applicable Account Control Agreement:

                         _______________________________

                         _______________________________

                         _______________________________


     4.  Set forth below are instructions for the proposed exchange:

               _______________________________

               _______________________________

               _______________________________


     5. Following such proposed exchange, the Pledgors shall be in compliance with the Borrowing Base as provided in the Credit Agreement.

     6.  No Default or Event of Default shall have occurred which is continuing.

     Should you have any questions or require anything further in this regard, please contact the undersigned at (610) 989-0111 at your earliest convenience.



                                        Very truly yours,


                                        Internet Capital Group, Inc.


                                        By:  ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                   EXHIBIT D


                   FORM OF SUPPLEMENT TO SECURITY AGREEMENT
                         (SPECIAL COLLATERAL ACCOUNT)

This SUPPLEMENT, dated as of ____________________ (this "Supplement"), is made by __________________________, a _________________ corporation (the "Pledgor"), in favor of PNC BANK, NATIONAL ASSOCIATION, as in its capacity as administrative agent for the Banks under that certain Credit Agreement (as hereinafter defined) referred to below (the "Administrative Agent"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                   RECITALS
                                   --------

     WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000, among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein collectively as the "Borrowers"), the Guarantors party thereto, the Banks party thereto, the Administrative Agent and the Agents (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and

     WHEREAS, in connection with the Credit Agreement, the Borrowers and certain other pledgors (collectively the "Pledgors" and each a "Pledgor") have entered into a Security Agreement (Special Collateral Account), dated as of March 28, 2000, in favor of the Administrative Agent for the benefit of the Banks (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement (Special Collateral Account)"); and

     WHEREAS, Section 5(c) of the Security Agreement (Special Collateral Account) requires that should any Pledgor wish to cause a Subject to Pledge Private Company Restricted Security to become subject to the lien and security interest contemplated by the terms of Section 1 of the Security Agreement (Special Collateral Account), such Pledgor must execute and deliver this Supplement in order for such Security to become a Pledged Security in accordance with the terms of the Security Agreement (Special Collateral Account).

     NOW, THEREFORE, IT IS AGREED:

     1.   Security Agreement (Special Collateral Account). By executing and
          -----------------------------------------------
delivering this Supplement, the Pledgor, as provided in Section 5(c) of the Security Agreement (Special Collateral Account), hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties a security interest in any and all right, title and interest of such Pledgor, whether now owned or existing or hereafter created, acquired or arising, in and to the Securities listed on Annex 1 hereto. The Pledgor hereby represents and warrants that each of the representations and warranties contained in Section 9 of the Security Agreement (Special Collateral Account) is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date.

     2.   Supplement to the Security Agreement (Special Collateral Account)
          -----------------------------------------------------------------
Borrowing Base Certificate. This Supplement is supplemental to the Security
--------------------------
Agreement (Special Collateral Account), forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, Schedules A, B, C and D to the Borrowing Base Certificate shall be deemed to include each item listed on Annex I to this Supplement.

     3.   Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.


                 [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.


                                          [NAME OF PLEDGOR],
                                          a ___________________ corporation


                                          By_______________________
                                            Name:
                                            Title:

                                                                         ANNEX I
                                                                   to Supplement


I. Supplements To Schedule A To The Borrowing Base Certificate

         List of Public Company Unrestricted Securities
         ----------------------------------------------



II.  Supplements To Schedule B To The Borrowing Base Certificate

         List of Public Company Restricted Securities
         --------------------------------------------


III. Supplements To Schedule C To The Borrowing Base Certificate


         List of Pledged In-Registration Company Securities
         --------------------------------------------------


IV. Supplements To Schedule D To The Borrowing Base Certificate


         List of Pledged Private Company Restricted Securities
         -----------------------------------------------------

                                   Exhibit E

                        Form of Account Control Agreement
                       (Public Company Pledged Securities)

                                    Exhibit F

                        Form of Account Control Agreement
                  (In-Registration Company Pledged Securities)



                                    EXHIBIT G

                        Form of Account Control Agreement
                      (Private Company Pledged Securities)

             SECURITY AGREEMENT (SPECIAL COLLATERAL ACCOUNT) JOINDER

            This JOINDER, dated as of ____________________ (this "Joinder"), is
                                                                  -------
made by __________________________, a _________________ corporation (the
"Additional Pledgor"), in favor of PNC BANK, NATIONAL ASSOCIATION, as in its
-------------------
capacity as administrative agent for the Banks under that certain Credit Agreement (as hereinafter defined) referred to below (the "Administrative
                                                           --------------
Agent").  All capitalized terms not defined herein shall have the meaning
-----
ascribed to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of March 28, 2000, among Internet Capital Group, Inc., a Delaware corporation ("ICG"), ICG Holdings, Inc., a Delaware corporation
                               ---
("ICG Holdings"; ICG and ICG Holdings being referred to herein collectively as
  ------------
the "Borrowers"), the Guarantors party thereto, the Banks party thereto, the
     ---------
Administrative Agent and the Agents (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and
                                     ----------------

         WHEREAS, in connection with the Credit Agreement, the Borrowers (collectively the "Pledgors" and each a "Pledgor") have entered into the
                   --------              -------
Security Agreement (Special Collateral Account), dated as of March 28, 2000, in favor of the Administrative Agent for the ratable benefit of the Banks (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement (Special Collateral Account)"); and
           -------------------------

         WHEREAS, Section 11.19 of the Credit Agreement requires that should the Borrower at any time acquire or form any Subsidiary which shall be a Significant Subsidiary, such Significant Subsidiary shall become party to the Guarantor Joinder and Assumption Agreement and the Security Agreement (Special Collateral Account); and

         WHEREAS, the Additional Pledgor has agreed to execute and deliver this Joinder in order to become a party to the Security Agreement (Special Collateral Account).

         NOW, THEREFORE, IT IS AGREED:

         1. Security Agreement (Special Collateral Account). By executing and
            ----------------------------------------------
delivering this Joinder, the Additional Pledgor, as provided in Section 11.19 of the Credit Agreement, hereby becomes a party to the Security Agreement (Special Collateral Account), the Account Control Agreement (Public Company Pledged Securities), the Account Control Agreement (In-Registration Company Pledged Securities) and the Account Control Agreement (Private Company Pledged Securities), as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. The Additional Pledgor hereby represents and warrants that each of the representations and warranties contained in Section 9 of the Security Agreement (Special Collateral Account) is true and correct on and as of the date hereof (after giving effect to this Joinder) as if made on and as of such date.

         2. Joinder to the Security Agreement (Special Collateral Account). This
            -------------------------------------------------------------
Joinder is supplemental to the Security Agreement (Special Collateral Account), forms a part thereof and is subject to the terms thereof. From and after the date of this Joinder, Schedules A, B, C and D to the Borrowing Base Certificate shall be deemed to include each item listed on Annex I to this Joinder.

         3. Governing Law.  THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED
            -------------
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
PENNSYLVANIA.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered as of the date first above written.

                                           [NAME OF ADDITIONAL PLEDGOR],
                                           a ___________________ corporation


                                           By_______________________
                                             Name:
                                             Title:

The place where Additional Pledgor keeps its records concerning the Collateral is:

 ---------------------------------------------------------------------------.

The Additional Pledgor's chief executive office and chief place of business is located at:

 ---------------------------------------------------------------------------.

                                                                         ANNEX I
                                                                      to Joinder


I.   SUPPLEMENTS TO SCHEDULE A TO THE BORROWING BASE CERTIFICATE

           LIST OF PUBLIC COMPANY UNRESTRICTED SECURITIES
           ----------------------------------------------



II.  SUPPLEMENTS TO SCHEDULE B TO THE BORROWING BASE CERTIFICATE

           LIST OF PUBLIC COMPANY RESTRICTED SECURITIES
           --------------------------------------------


III. SUPPLEMENTS TO SCHEDULE C TO THE BORROWING BASE CERTIFICATE

           LIST OF PLEDGED IN-REGISTRATION COMPANY SECURITIES
           --------------------------------------------------


IV.  SUPPLEMENTS TO SCHEDULE D TO THE BORROWING BASE CERTIFICATE

           LIST OF PLEDGED PRIVATE  COMPANY RESTRICTED SECURITIES
           ------------------------------------------------------

                                  EXHIBIT 2.5

                         REVOLVING CREDIT LOAN REQUEST

TO:       PNC Bank, National Association, as Administrative Agent
          One PNC Plaza
          22nd Floor
          Pittsburgh, PA 15222
               Telephone No.:  (412) 762-3627
               Telecopier No.: (412) 762-8672
          Attn:  Ms. Lisa Pierce


FROM:     Internet Capital Group, Inc. ("Administrative Borrower")
                                         -----------------------

RE: Amended and Restated Credit Agreement, dated as of March 28, 2000 by and among Internet Capital Group, Inc., ICG Holdings, Inc., the Banks, PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent") and the Agents, as
                                    --------------------
          hereafter amended, supplemented or modified from time to time (the "Credit Agreement").
          -----------------

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

     A. Pursuant to Section 2.5 of the Credit Agreement, the Administrative Borrower irrevocably requests [check one box under 1(a) below and fill in blank space next to box as appropriate]:

     1.(a)     A new  Revolving Credit Loan OR

               A renewal of an outstanding Revolving Credit Loan now under the
                Euro-Rate Option, OR

               A conversion of an outstanding Loan now under the Base Rate
                Option, OR

               A conversion of an outstanding Loan now under the Euro-Rate
                Option,

     SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

        (Check one box under (b)(i) below and fill in blank spaces in line next to box):

        (b)(i)      Under the Base Rate Option.  Such Loan shall have a
                        Borrowing Date of __________, ___ (which date shall (i) be the proposed Borrowing Date if the Administrative Agent shall have received this Revolving Credit Loan Request by 12:00 noon (Pittsburgh time) on the proposed Borrowing Date, and (ii) shall be the last day of the preceding Interest Period if a Euro-Rate Loan is being converted into a Base Rate Loan)

                        OR

           (ii)      Under the Euro-Rate Option.  Such Loan shall have a
                        Borrowing Date of ___________________, ___ (which date shall (i) be three (3) Business Days after the Business Day of receipt by the Administrative Agent by 12:00 noon (Pittsburgh time) of this Loan Request, and (ii) be the last day of the preceding Interest Period if a Revolving Credit Euro-Rate Option Loan is being renewed as a Revolving Credit Euro-Rate Option Loan)

     2.   Such Loan is in the principal amount of US $___________.

     3. Such Loan shall have an Interest Period of (fill out blank below if the Administrative Borrower is selecting the Euro-Rate Option):

               _____________________________________________
               [one, two, three or six months]

     B. As of the date hereof and the date of making of the above-requested Loan (and after giving effect thereto): each Borrower has performed and complied with all covenants and conditions of the Credit Agreement; each Borrower's representations and warranties therein are true and correct (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing or shall exist; and the making of such Loan shall not contravene any Law applicable to any Borrower.

     The Administrative Borrower certifies to the Administrative Agent for the benefit of the Banks as to the accuracy of the foregoing.

Date: March ____, 2000                          INTERNET CAPITAL GROUP, INC.

                                                By:____________________________
                                                Name:__________________________
                                                Title__________________________

                                  Exhibit 2.8

Application for Irrevocable       PNC Bank, N.A.                         PNCBANK
Standby Letter of Credit          237 5th Avenue
                                  3rd Floor Annex
                                  Pittsburgh, PA 15222

The undersigned hereby applies for the establishment of an Irrevocable Standby Letter of Credit by the Issuing Bank named below (or, if the undersigned's bank is not the Issuing Bank then application is hereby made to the undersigned's bank identified below for the establishment of such Credit by the Issuing Bank as its correspondent bank), for the account of the undersigned, as set forth below. This Application is delivered under, and such Credit when issued will be subject to, the undersigned's Reimbursement Agreement for Standby Letters of Credit executed in favor of the Issuing Bank.

Letter of Credit to be established as follows:

1. Date of Application                            2. L/C No. (Bank Use Only):


3. For Account of (Applicant):                    5. Issuing Bank:
                                                     PNC Bank,
                                                     Letter of Credit Department
                                                     (Address)
4. Account Number:

6. Applicant's Bank (if not the Issuing Bank):    7. Advising Bank (Specify if Known):

8. In Favor of (Beneficiary):                     9. Amount:

                                                 10. Currency: [] US Dollars  [] Other (Specify)_________
                                                     Additional Amount Specification:
   Attention:                                  11.a. Expiration Date:
   Telephone:           Fax:                      b. Place of Expiry:   [] Your Counters  [] Other___________
                                                                                                   (Specify)
12. Transmit Credit By (Check One)
    [] Airmail    [] Courier    [] Teletransmission    [] Other (Specify)_____________________
Available by sight draft(s) on you or your correspondent, at your option, and accompanied by the following documents:
13. [] Beneficiary's statement purportedly signed by one of its authorized officers reading as follows: (Indicate within quotation marks the exact wording to appear on the statement to be presented.) "



                                                                                                                                  "
14. [] Other Documents:

15. [] Other Instructions:
    A. [] The wording of the credit should be similar to the attached specimen/addendum, all pages(s) which have been initialed by us, forming a part hereof.
    B. [] Documents(s) not required, issue with draft only.
    C. [] Partial drawing(s)   [] Permitted   [] Not Permitted
    D. [] Request advising bank to add their confirmation with charges for the account of  [] applicant  [] beneficiary.
    E. [] All bank charges other than those of the issuing bank are for the account of     [] applicant  [] beneficiary
16. [] Special Instructions:

17. Your commission charges on this credit shall be ___% p.a. or Minimum $____ Other__________

    This credit will be subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, Publication No. 500 of the International Chamber of Commerce or subsequent revisions.

18. Correspondent Bank or Other Co-Applicant

    (When Applicable)                                           19. Applicant
--------------------------------------------------------------------------------------------------------------
    Name                                                        Name

--------------------------------------------------------------------------------------------------------------
    By (Signature)                                              By (Signature)

--------------------------------------------------------------------------------------------------------------
    Print Name                                                  Print Name

--------------------------------------------------------------------------------------------------------------
    Title                                                       Title

--------------------------------------------------------------------------------------------------------------

                                  EXHIBIT 3.5

                          LINE OF CREDIT LOAN REQUEST

TO:       PNC Bank, National Association, as Administrative Agent
          One PNC Plaza
          22nd Floor
          Pittsburgh, PA 15222
               Telephone No.:  (412) 762-3627
               Telecopier No.: (412) 762-8672
          Attn:  Ms. Lisa Pierce


FROM:     Internet Capital Group, Inc. ("Administrative Borrower")
                                         -----------------------

RE: Amended and Restated Credit Agreement, dated as of March 28, 2000 by and among Internet Capital Group, Inc., ICG Holdings, Inc., the Banks, PNC Bank, National Association, in its capacity as administrative agent for the Banks (the "Administrative Agent") and the Agents, as
                                    --------------------
          hereafter amended, supplemented or modified from time to time (the "Credit Agreement").
          -----------------

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

     A. Pursuant to Section 3.5 of the Credit Agreement, the Administrative Borrower irrevocably requests [check one box under 1(a) below and fill in blank space next to box as appropriate]:

     1.(a)     A new  Line of Credit Loan OR

               A renewal of an outstanding Line of Credit Loan now under the
                Euro-Rate Option, OR

               A conversion of an outstanding Loan now under the Base Rate
                Option, OR

               A conversion of an outstanding Loan now under the Euro-Rate
                Option,

     SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

      (Check one box under (b)(i) below and fill in blank spaces in line next to box):

      (b)(i)         Under the Base Rate Option.  Such Loan shall have a
                        Borrowing Date of __________, ___ (which date shall (i) be the proposed Borrowing Date if the Administrative Agent shall have received this Line of Credit Loan Request by 12:00 noon (Pittsburgh time) on the proposed Borrowing Date, and (ii) shall be the last day of the preceding Interest Period if a Euro-Rate Loan is being converted into a Base Rate Loan)

                        OR

        (ii)         Under the Euro-Rate Option.  Such Loan shall have a
                        Borrowing Date of ___________________, ___ (which date shall (i) be three (3) Business Days after the Business Day of receipt by the Administrative Agent by 12:00 noon (Pittsburgh time) of this Loan Request, and (ii) be the last day of the preceding Interest Period if a Line of Credit Euro-Rate Option Loan is being renewed as a Line of Credit Euro-Rate Option Loan)

     2.   Such Loan is in the principal amount of US $___________.

     3. Such Loan shall have an Interest Period of (fill out blank below if the Administrative Borrower is selecting the Euro-Rate Option):

               _____________________________________________
               [one, two, three or six months]

     B. As of the date hereof and the date of making of the above-requested Loan (and after giving effect thereto): each Borrower has performed and complied with all covenants and conditions of the Credit Agreement; each Borrower's representations and warranties therein are true and correct (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); no Event of Default or Potential Default has occurred and is continuing or shall exist; and the making of such Loan shall not contravene any Law applicable to any Borrower.

     The Administrative Borrower certifies to the Administrative Agent for the benefit of the Banks as to the accuracy of the foregoing.

Date: March ____, 2000                          INTERNET CAPITAL GROUP, INC.

                                                By:___________________________
                                                Name:_________________________
                                                Title_________________________

                                 EXHIBIT 7.1.4

                                    FORM OF

                      CLOSING DATE COMPLIANCE CERTIFICATE

                                 March__, 2000

PNC BANK, NATIONAL ASSOCIATION
  as Administrative Agent for the Banks Party to the Amended and Restated Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Ladies and Gentlemen:

     I refer to the Amended and Restated Credit Agreement of even date herewith (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), the Banks party thereto, the Guarantors party thereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks, and the Agents under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings and all references to section numbers are to the Credit Agreement. All calculations herein are performed according to the conditions set forth in Section 1.3 of the Credit Agreement.

     I, _________________________, [PRESIDENT/CHIEF EXECUTIVE OFFICER/CHIEF FINANCIAL OFFICER/VICE PRESIDENT FINANCE/TREASURER/ASSISTANT TREASURER] of the Administrative Borrower, do hereby certify on behalf of the Borrowers as of the date hereof (the "Closing Date"),[or as of the date otherwise stated herein] as follows:

1.  MINIMUM LIQUIDITY (Section 8.2.16).

    As of the Closing Date, (A) the Borrowers' Cash, Cash Equivalents and Borrowing Base Availability are $__________, which is not less than (B) the minimum permitted level of Cash, Cash Equivalents and Borrowing Base Availability which is $ , such amounts computed as follows:

     (A)   Cash as of the Closing Date:                                                         $_________

     (B)   Cash Equivalents as of the Closing Date:                                             $_________

     (C)   Borrowing Base Availability as of the Closing Date:                                  $_________
                 [See Item C(1) from Borrowing Base Certificate]

    2.  MAXIMUM LEVERAGE RATIO  (Section 8.2.17).

        The ratio of (A) consolidated total indebtedness [on the Closing Date] to (B) Consolidated Tangible Net Worth [as of the Closing Date] is _____ to 1.0, calculated as set forth below, which does not exceed .50 to 1.0.

     (A) Consolidated Total Indebtedness for the Borrowers and their respective Subsidiaries as of the Closing Date, without duplication, is computed as follows:

             (i)   Loans under the Credit Agreement                                             $_________

            (ii)   Borrowed money and amounts raised under or liabilities in
                   respect of any note purchase or acceptance credit facility,                  $_________
                   excluding convertible subordinated notes due 2004

           (iii)   Reimbursement obligations under any letter of credit                         $_________

            (iv)   Any other transaction (including forward sale or purchase
                   agreements, Capitalized Leases and conditional sales
                   agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or
                   capital requirements (not including trade payables and accrued               $_________
                   expenses incurred in the ordinary course not more than 30 days past due)

             (v)   Any Guaranty of Indebtedness for borrowed money                              $_________

            (vi)   Any other indebtedness evidenced by a note, bond, debenture or similar instrument that is accounted for as debt on the
                   balance sheet in accordance with GAAP                                        $_________


           (vii)   All liabilities secured by any Lien on any property and all
                   other obligations, indebtedness or liabilities defined as                    $_________
                   "Indebtedness" in the Credit Agreement

          (viii)   Sum of Items (i) through (vii) equals consolidated total                     $_________
                   indebtedness of the Borrowers and their respective
                   Subsidiaries on the Closing Date, excluding the convertible subordinated notes due 2004

     (B)   Consolidated Tangible Net Worth for the Borrowers and their                          $_________
           respective Subsidiaries [as of the Closing Date] is computed as follows, in each case determined on a consolidated basis in accordance with GAAP:

             (i)   total stockholders' equity for the Borrowers and their                       $_________
                   respective Subsidiaries, including convertible subordinated notes due 2004

            (ii)   minority interest in net assets of each of the Borrower's
                   Subsidiaries                                                                 $_________

           (iii)   intangible assets for the Borrowers and their respective                     $_________
                   Subsidiaries

            (iv)   Sum of (x) Items (i) and (ii) minus (y) Item (iii) equals                    $_________
                   Consolidated Tangible Net Worth as of the Closing Date

3.      ACQUISITIONS  (Section 8.1.15). Not applicable.

4.      EVENTS OF DEFAULT OR POTENTIAL DEFAULT.

        The Loan Parties are in compliance with all of the covenants under the Credit Agreement and no event exists and is continuing which constitutes an Event of Default or Potential Default.

5.      REPRESENTATIONS AND WARRANTIES.

        The representations and warranties contained in Article VI of the Credit Agreement are true, in all material respects, on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein).

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of March, 2000.

                                            INTERNET CAPITAL GROUP, INC.


                                            By:
                                               Name:______________________
                                               Title:_____________________

                                                                   Exhibit 7.1.6

                                 EXHIBIT 7.1.6
                                    form of
                             AMENDED AND RESTATED
                   COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

          THIS AMENDED AND RESTATED ASSIGNMENT is made and entered into as of the 28th day of March, 2000, by INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), and ICG HOLDINGS, INC., a Delaware corporation ("ICG
              ---                                                     ---
Holdings"; ICG and ICG Holdings being referred to herein individually as an
--------
"Assignor" or a "Borrower" and collectively as the "Assignors" or the
---------        --------                           ---------
"Borrowers"), in favor of PNC BANK, NATIONAL ASSOCIATION, in its capacity as
 ---------
administrative agent for the Banks under the Credit Agreement referred to below (the "Assignee").
      --------

                                  WITNESSETH:
                                  ----------

          WHEREAS, ICG, Internet Capital Group Operations, Inc., a Delaware corporation ("ICG Operations"), certain Banks (the "Existing Banks") and PNC
              --------------                        --------------
Bank, National Association, as agent for the Existing Banks ("PNC"), have
                                                              ---
entered into that certain Existing Agreement (as defined in the Credit Agreement) pursuant to which the Existing Banks agreed to make extensions of credit available to ICG and ICG Operations; and

          WHEREAS, pursuant to the Existing Agreement, ICG, ICG Operations and PNC have entered into a Collateral Assignment of Contract Rights dated as of April 30, 1999 (the "Existing Collateral Assignment") pursuant to which ICG and
                     ------------------------------
ICG Operations grant an assignment and security interest in all registration rights of said parties under those certain material contracts described therein relating to the securities of the Investment Entities (as defined in the Existing Agreement) owned by said parties, pursuant to which said parties have been granted by each of the Investment Entities certain demand and/or piggy-back registration rights, among other rights; and

          WHEREAS, the Borrowers, the Agents and the Banks party thereto desire to amend and restate the Existing Agreement pursuant to that certain Amended and Restated Credit Agreement (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement") of even date herewith
                                     ----------------
among the Borrowers, the Guarantors party thereto, the Banks party thereto and the Agents; and

          WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to provide certain loans to each Borrower and in order to provide additional security for the repayment of such loans, the parties hereto desire that Assignee be granted an assignment and security interest in all registration rights of the Assignors under those certain Material Contracts (as defined in the Credit Agreement), listed on Schedule A attached hereto (collectively
                                 ----------
referred to as the "Assigned
                    ---------

Contracts") relating to the securities of the Acquisition Entities (as defined
---------
in the Credit Agreement) owned by the Assignors, pursuant to which the Assignors have been granted by each of the Acquisition Entities certain demand and/or piggy-back registration rights, among other rights, if any; and

          WHEREAS, pursuant to the Credit Agreement, the Assignors and Assignee desire to amend and restate the Existing Collateral Assignment as set forth herein.

          NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each Assignor, and intending to be legally bound, the parties hereto covenant and agree that effective upon the Effective Date, the Existing Collateral Assignment is hereby amended and restated in its entirety as follows, and each Assignor assigns to Assignee for the benefit of the Assignee all of its right, title and interest in and to the Assigned Contracts to the extent assignable and to the fullest extent permitted by Law.

          1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Credit Agreement.

          2. Each Assignor does hereby assign, transfer and set over unto Assignee for the benefit of the Banks, its respective successors and assigns, all the rights, interests and privileges which each such Assignor has or may have in or under the Assigned Contracts, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of the Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Assigned Contracts, (ii) to do any and all things which Assignor is or may become entitled to do under the Assigned Contracts, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Assigned Contracts.

          3. The acceptance of this Assignment and the payment or performance under the Assigned Contracts shall not constitute a waiver of any rights of Assignee under the terms of the Credit Agreement or any other Loan Documents, it being understood that this Assignment is for security purposes only. Accordingly, notwithstanding anything to the contrary set forth herein, each Assignor shall retain all rights with respect to the Assigned Contracts, including without limitation, the right to enforce all rights of each such Assignor thereunder, except in each case during a period when an Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing.

          4. Each Assignor, upon the occurrence and continuation of an Event of Default, hereby authorizes Assignee, at Assignee's option, to do all acts required or permitted under the Assigned Contracts as Assignee in its sole discretion may deem proper. Each Assignor hereby irrevocably constitutes and appoints Assignee, while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney-in-fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of the Assigned Contracts and all benefits accrued thereunder, whether at law, in equity or otherwise; provided, however, that Assignee shall not exercise any such power
           --------  -------
unless and until an Event of Default shall have occurred and is continuing.

          5. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by any Assignor under the Assigned Contracts, and each Assignor hereby agrees to indemnify Assignee for, and to hold Assignee harmless from, any and all liability arising under the Assigned Contracts, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.

          6. Each Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

          7. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under the Assigned Contracts.

          8.  Each Assignor covenants and warrants that:

              (a) it has the power and authority to assign its Assigned Contracts and there have been no prior assignments of its Assigned Contracts;

              (b) each of its Assigned Contracts is a valid contract, and that there are, to the extent ascertainable by Assignor, no defaults on the part of any of the parties thereto;

              (c) it will not further assign, pledge or otherwise encumber its Assigned Contracts without the prior written consent of Assignee;

              (d) it will not cancel, terminate or accept any surrender of its Assigned Contracts, or (except as may otherwise be permitted by the Loan Documents) amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of Assignee thereto;

          (e) it will not waive or give any consent with respect to any material default or material variation in the performance under its Assigned Contracts, it will at all times take proper steps to enforce all of the provisions and conditions thereof, and it will forthwith notify Assignee of any material default under its Assigned Contracts;

          (f) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to its Assigned Contracts;

          (g) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request;

          (h) each of the Assigned Contracts permits Assignor to assign its rights hereunder, and all consents from third parties, if required, have been obtained prior to the execution hereof; and

          (i) the Assignor has no other registration rights relating to its securities of the Investment Entities other than those set forth in the Assigned Contracts.

      9. At such time as the Loans are indefeasibly paid in full, this Assignment and all of each Assignee's right, title and interest hereunder with respect to its Assigned Contracts shall terminate.

      10. This Assignment shall inure to the benefit of Assignee, its respective successors and assigns, and shall be binding upon each Assignor, its successors, successors in title and assigns.

      11. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles.

                        [SIGNATURES BEGIN ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first above written.



                              INTERNET CAPITAL GROUP, INC.

                              By:
                                 ---------------------------------------------
                              Name:  John N. Nickolas
                              Title: Managing Director, Finance and Assistant
                                     Treasurer

[Seal]

                              ICG HOLDINGS, INC.


                              By:
                                 ---------------------------------------------
                              Name:  John N. Nickolas
                              Title: Managing Director, Finance and Assistant
                                     Treasurer


                              PNC BANK, NATIONAL ASSOCIATION,
                              As Administrative Agent

                              By:
                                 ---------------------------------------------
                              Name:
                              Title:

                                  SCHEDULE A

                                      TO

                             AMENDED AND RESTATED

                    COLLATERAL ASSIGNMENT OF CONTRACT RIGHTS

                  [List Of Material Contracts To Be Provided.]

                    [LETTERHEAD OF DECHERT PRICE & RHODES]

                                March 31, 2000

PNC Bank, National Association,
as Administrative Agent
One PNC Plaza-22nd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707

and each of the Banks from time to time parties to the Credit Agreement referred to below

        Re: Internet Capital Group, Inc. Credit Agreement
            ---------------------------------------------

Ladies and Gentlemen:

    We have served as special counsel to Internet Capital Group, Inc. ("ICG") and ICG Holdings, Inc. ("ICG Holdings" and together with ICG, each a "Borrower" and collectively the "Borrowers"), each a Delaware corporation, 1999 Internet Capital L.P., a Delaware limited partnership ("1999 LP" or the "Pledgor"), and internet Capital Group Operations, Inc. ("ICG Operations") or the "Guarantor"), a Delaware corporation, in connection with the $125,000,000 364-Day Secured Line of Credit Facility and $125,000,000 Two-Year Secured Revolving Credit Facility Amended and Restated Credit Agreement dated as of March 28, 2000 (the "Agreement"), by and among the Borrowers, the Banks (as defined in the Agreement), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under the Agreement (hereinafter referred to in such capacity as the "Administrative Agent") and the Agents. This opinion is delivered pursuant to the requirements set forth in 7.1.7 of the Agreement. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Loan Documents (as defined below).

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 2


     In connection with our representation as described above, we have reviewed executed copies of the following documents, each dated on or about the date hereof (the "Loan Documents"):

        1.      the Agreement;
        2.      the Revolving Credit Notes;
        3.      the Line of Credit Notes;
        4.      the Security Agreement (Special Collateral Account);
        5.      the Amended and Restated Intercompany Subordination Agreement;
        6. the Amended and Restated Patent, Trademark and Copyright Security Agreement;
        7.      the Amended and Restated Security Agreement;
        8.      the Amended and Restated Pledge Agreement;
        9.      the Guaranty and Suretyship Agreement; and
        10.     the Collateral Assignment of Contract Rights.

        In rendering this opinion we have examined, in addition to the Loan Documents, (i) certified copies of the applicable organizational documents and resolutions of each Borrower, the Pledgor and the Guarantor, (ii) certificates of good standing for each Borrower, the Pledgor and the Guarantor issued by the jurisdiction of its incorporation or formation, and (iii) such other documents and records pertaining to each Borrower, the Pledgor and the Guarantor as in our judgement are necessary or appropriate to enable us to render the opinions expressed below.

        For purposes of this opinion, we have assumed that:

                (a) The execution and delivery of the Loan Documents and other documents reviewed by us, and the entry into and performance of the transactions contemplated by the Loan Documents by all parties other than the Borrowers, the Pledgor and the Guarantor have been duly authorized by all necessary corporate or limited partnership action, as applicable and the Loan Documents constitute the valid and binding obligations of all such parties other than the Borrowers, the Pledgor and the Guarantor.

                (b) All natural persons who are signatories to the Loan Documents were legally competent at the time of execution and delivery; all signatures on the Loan Documents and other documents reviewed by us on behalf of parties other than the Borrowers, the Pledgor and the Guarantor are genuine; the copies of all documents submitted to us are

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 3

accurate and complete and conform to originals; and all material terms and conditions of the relationship among the Borrowers, the Pledgor, the Guarantor, the Administrative Agent and the Banks are correctly and completely reflected in the Loan Documents.

        (c) Each of Borrowers and the Pledgor has rights in each item of its respective collateral existing on the date hereof and will have rights in each such item of collateral arising after the date hereof.

        (d) As to matters of fact material to our opinions, we have relied upon representations of ICG, ICG Holdings, 1999 LP or ICG Operations or all of them, as applicable, in the Loan Documents, and on certificates of officers of ICG, ICG Holdings, 1999 LP or ICG Operations or all of them, as applicable, delivered to the Administrative Agent, and of public officials, and we have made no independent inquiry into the accuracy of such representations.

        Our opinions set forth herein are based on our consideration of only those statutes, rules, regulations and judicial decisions which, in our experience, are normally applicable to, or normally relevant in connection with, a transaction of the type contemplated in the Loan Documents. Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the current actual knowledge of the attorneys of our firm who have rendered legal services to the Borrowers, the Pledgor or the Guarantor in connection with the transactions contemplated by the Loan Documents, which knowledge has been obtained by such attorneys in their capacity as such. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of such facts and no inference as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

        Based upon the foregoing, but subject to the assumption, limitations, and qualifications set forth below, we are of the opinion that:

        1. Each of the Borrowers and the Guarantor is a corporation validly existing and in good standing under the laws of the State of Delaware. Pledgor is a Delaware limited partnership validly existing and in good standing under the laws of the State of Delaware. Each of the Borrowers, the Pledgor and the Guarantor has the requisite corporate or limited partnership power, as applicable, to own or lease its properties and to engage in the business it presently conducts or presently proposes to conduct. Each of the Borrowers, the Pledgor and the Guarantor has the requisite corporate or limited partnership power, as applicable, and authority to execute and deliver each Loan Document to which it is a party and to borrow under the Agreement, perform its obligations thereunder and grant the security interests to be granted by it pursuant to the applicable Loan Documents.

        2. Each of the Borrowers, the Pledgor and the Guarantor have take all necessary corporate or limited partnership action, as applicable, to authorize its execution, delivery and performance of the Loan Documents, to grant the security interests granted by it pursuant to the Loan Documents, to guarantee the Guaranteed Obligations (as defined in the

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 4

Guaranty and Suretyship Agreement) and to borrow under the Agreement, as applicable. Each Loan Document to which a Borrower, the Pledgor and the Guarantor is a party has been duly executed and delivered by such Borrower, the Pledgor and the Guarantor.

        3. The execution and delivery by each Borrower, the Pledgor and the Guarantor of the Loan Documents to which it is a party, each Borrower's borrowings in accordance with the terms of the Loan Documents, performance of each Borrower's, the Pledgor's and the Guarantor's obligations thereunder, the granting of the security interests to be granted by each Borrower, the Pledgor and the Guarantor and the guarantee of the Guaranteed Obligations by the Pledgor and the Guarantor pursuant to the Loan Documents (a) will not result in any breach or violation of any of the terms or provisions of, or constitute a default under (1) the Certificate of Incorporation or By-Laws of such Borrower or the Guarantor, or the Certificate of Limited Partnership or the Agreement of Limited Partnership of the Pledgor, or (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Loan Documents, any federal or Pennsylvania statute, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act or any rule or regulation issued pursuant to any Pennsylvania or federal statute, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act or any order known to us issued by any court or governmental agency or body applicable to such Borrower, the Pledgor or the Guarantor and (b) will not result in a breach of, constitute a default under, require any consent under (except for those consents which the Borrowers must obtain as a post-closing condition, as specified in the schedules to the Borrowing Base Certificate (as defined in the Agreement) delivered by the Borrowers on the Closing Date (as defined in the Agreement)), or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge to which such Borrower, the Pledgor or the Guarantor is a party or by which such Borrower, the Pledgor or the Guarantor is bound or to which such Borrower, the Pledgor or the Guarantor is subject, or (except for the liens created pursuant to the Loan Documents) result in the creation or imposition of any lien upon any property of such Borrower, the Pledgor or the Guarantor pursuant to the terms of any such agreement or instrument.

        4. No consent, approval, authorization, order, filing, registration or qualification of or with any federal or Pennsylvania governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or the Delaware Revised Uniform Limited Partnership Act is required for the execution and delivery by the Borrowers, the Pledgor and the Guarantor of the Loan Documents, the borrowings by the Borrowers in accordance with the terms of the Loan Documents or the performance by the Borrowers, the Pledgor and the Guarantor of their respective payment and other obligations under the Loan Documents, the granting of any security interests under the Loan Documents, or the guarantee of the Guaranteed Obligations, except for the filing of any Financing Statements and a Federal Reserve Form U-l. We express no opinion with respect to the Investment Company Act of 1940, as amended, which opinion we understand will be provided to the Administrative Agent, for the benefit of the Banks, by Davis Polk & Wardwell.

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 5

        5. Each Loan Document to which a Borrower, the Pledgor or the Guarantor is a party is the valid and legally binding obligation of such Borrower, the Pledgor or the Guarantor, enforceable against such Borrower, the Pledgor or the Guarantor in accordance with its terms.

        6. To our knowledge, (a) there is no action, suit or proceeding now pending before or by any court, arbitrator or governmental agency, body or official to which either Borrower, the Pledgor or the Guarantor is a party or to which the business, assets or property of either Borrower, the Pledgor or the Guarantor is subject, and (b) no such action, suit or proceeding is threatened to which either Borrower, the Pledgor or the Guarantor or the business, assets or property of either Borrower, the Pledgor or the Guarantor would be subject, that in the case of either clause (a) or (b), questions the validity of the Loan Documents or the transactions contemplated thereby.

        7. Assuming that each Borrower and the Pledgor will comply with the provisions of the Loan Documents relating to the use of proceeds and the maintenance of collateral levels required under the Amended and Restated Pledge Agreement and the Security Agreement (Special Collateral Account), the making of loans under the Loan Documents on the date hereof will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

        8. The Amended and Restated Pledge Agreement creates in favor of the Administrative Agent, for the benefit of the Banks, a security interest under the Pennsylvania Uniform Commercial Code (the "Pennsylvania UCC") in the Pledged Securities, the Pledged Limited Liability Interests and the Pledged Partnership Interests (as such terms are defined in the Amended and Restated Pledge Agreement or the Agreement), except as limited by the obligation of the Administrative Agent on behalf of the Banks to release any and all security interests, liens, or other claims or interest in that portion of the Pledged Collateral as contemplated by Sections 8.2.5 and 8.2.7 of the Agreement.

        9. The Administrative Agent for the benefit of the Banks shall have a perfected security interest in the Pledged Securities, the Pledged Limited Liability Interests and the Pledged Partnership Interests under the Pennsylvania UCC upon delivery to the Administrative Agent of the certificates representing the Pledged Securities in registered form, endorsed in blank by an effective endorsement or accompanied by updated stock, warrant, debenture or note powers, as applicable, with respect thereto duly endorsed in blank by an effective endorsement. Assuming the Administrative Agent does not have notice of any adverse claim to the Pledged Securities, the Administrative Agent for the benefit of the Banks shall acquire the security interest in the Pledged Securities prior to any other lien or security interest therein.

        10. The Amended and Restated Security Agreement and the Amended and Restated Pledge Agreement create in favor of the Administrative Agent for the benefit of the

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 6

Banks a security interest in the collateral described therein in which a security interest may be created under Article 9 of the Pennsylvania (ICC (the "Article 9 Collateral").

        11. Upon the proper filing of each financing statement in the applicable offices specified in the Agreement, assuming the representations made by each Loan Party in the Amended and Restated Security Agreement with respect to the location of its chief executive office and of its tangible Article 9 Collateral are and remain true and correct, the security interest in favor of the Administrative Agent for the benefit of the Banks in the Article 9 Collateral described in such financing statement will be perfected to the extent a security interest in such Article 9 Collateral can be perfected by filing a financing statement under the provisions of the Pennsylvania UCC.

     Our opinions are subject to the following further qualifications:

        (a) The opinions expressed herein are limited by principles of equity which may limit the availability of certain rights and remedies and do not reflect the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws or decisions relating to or affecting debtors' obligations or creditors' rights generally. The opinions expressed above also do not reflect the effect of laws and equitable doctrines (including requirements that the parties to agreements act reasonably and in good faith and, with respect to collateral, in a commercially reasonable manner, and give reasonable notice prior to exercising rights and remedies) which may limit the availability of any particular remedy but which will not, in our judgment, make the remedies available to the Administrative Agent or the Banks under the Loan Documents inadequate for the practical realization of the benefits of the security provided for in the Loan Documents, except for the economic consequence of any delay which may be imposed thereby or result therefrom, and except that we express no opinion as to the rights of any of the parties to the Loan Documents to accelerate the due dates of any payment due thereunder or to exercise other remedies available to them on the happening of a non-material breach of any such document or agreement.

        (b) Without limiting the generality of the foregoing, we express no opinion with respect to: (1) the availability of specific performace or other equitable remedies for noncompliance with any of the provisions contained in the Loan Documents; or (2) the enforceability of provisions contained in Loan Documents relating to the effect of laws which may be enacted in the future.

        (c) We have made no examination and express no opinion with respect to:
(1) the title to or ownership of the Pledged Securities; (2) the accuracy of any descriptions of Collateral in any security agreement or financing statements;
(3) the existence or absence of any liens, charges or encumbrances on any Pledged Securities; and (4) except as set forth in the last sentence of paragraph 9 hereof, the priority of any lien or security interest.

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 7

        (d) Without limiting the generality of the foregoing, we express no opinion as to the legality, validity, binding nature or enforceability of (1) any self-help provisions; (2) provisions in the Loan Documents purporting to waive the effect of applicable laws; (3) provisions that purport to establish evidentiary standards; (4) provisions that provide for the enforceability of the remaining terms and provisions of the applicable Loan Document in circumstances in which certain other terms and provisions of such Loan Documents are illegal or unenforceable; (5) provisions that provide that certain rights or obligations are absolute or unconditional; (6) provisions related to waivers of remedies (or the delay or omission of enforcement of remedies), disclaimers, liability limitations or limitations on the obligations of the Bank in circumstances in which a failure of condition or default by any Loan Party is not material; (7) provisions related to releases or waivers of legal or equitable rights, discharges of defenses, or reimbursement or indemnification in circumstances in which the person seeking reimbursement or indemnification has breached its duties under the applicable Loan Document, or otherwise, or itself has been negligent; (8) provisions which purport to authorize any person to sign or file financing statements without the signature of the debtor (except to the extent that a secured party may execute and file financing statements without the signature of the debtor under Section 9-402(2) of the UCC); or (9) any power-of-attorney given under the Loan Documents which is intended to bind successors and assigns which have not granted such powers by a power-of-attorney specifically executed by them.

        (e) In giving the opinion set forth in paragraph 9 above, we have assumed that (1) the Administrative Agent maintains possession and control of certificates representing the Pledged Securities accompanied by appropriate executed stock, warrant, debenture or note powers; (2) the Amended and Restated Security Agreement has been duly executed by the parties thereto which are not Loan Parties and is in full force and effect; (3) no part of the Pledged Securities is subject to a security interest that constitutes the proceeds of any property subject to a third party security interest; and (4) the Pledged Securities or the proceeds thereof are not subject to (i) any lien of any government or any agency or instrumentality thereof, including without limitation, any federal, state or local tax lien, (ii) any claims of any federal priority statute (31 U.S.C. ss. 3713), (iii) any lien arising under the Employee Retirement Income Security Act of 1974, as amended or (iv) any lien arising by operation of law other than under the Pennsylvania UCC (including without limitation any attachment or execution lien) or other lien which does not require possession or control to take priority over other security interests.

        (f) The opinion expressed in Paragraph 1 hereof shall be deemed given on, and not before, April 3, 2000 with respect to the good standing under the laws of the State of Delaware of ICG.

     We do not express any opinion herein concerning any laws of any jurisdiction other than the laws of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware, the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States of America.

PNC Bank, National Association,
as Administrative Agent for the Banks
March 31, 2000
Page 8

          Our opinions are limited to the specific issues addressed and are limited in all respects to laws and facts existing on the date hereof. By rendering our opinions, we do not undertake to advise you of any changes in such laws or facts which may occur after the date hereof.

          The opinions set forth herein are expressed solely for your benefit and for the benefit of any other parties which may subsequently become Banks, assignees or participants as permitted under Section 11.12 of the Agreement.



          Very truly yours,

                                                                  EXHIBIT 8.1.15

                                EXHIBIT 8.1.15
                                    FORM OF
                              ACQUISITION NOTICE


                         _______________, [2000/2001]

PNC BANK, NATIONAL ASSOCIATION
  as Administrative Agent for the Banks Party to the Amended and Restated Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Ladies and Gentlemen:

     I refer to the Amended and Restated Credit Agreement, dated as of March 28, 2000 (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks, and the Agents under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings and all references to section numbers are to the Credit Agreement.

     In accordance with Section 8.1.15 of the Credit Agreement, I_____________, [President/Chief Executive Officer] of the Administrative Borrower, do hereby certify on behalf of the Borrowers that on the date set forth below the named Borrower made an Acquisition as follows:

     Borrower:    ________________________________

     Date of Acquisition:  _______________________


     [Public Company Unrestricted Securities,
     Public Company Restricted Securities,
     Pledged Private Company Restricted Securities,
     Pledged In-registration Company Securities]: ________________________

     IN WITNESS WHEREOF, the undersigned has executed this Notice this _____ day of _______________, [2000/2001].

                                    INTERNET CAPITAL GROUP, INC.


                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------

                                                                   Exhibit 8.3.3

                                 Exhibit 8.3.3
                                 -------------
                              to Credit Agreement
                              -------------------

                            Internet Capital Group
                         Quarterly Performance Report
                         ----------------------------

Current Income Statement Information
------------------------------------
Revenue
Operating Exp
Pretax
Other Income/Exp
Taxes
Net
Depr/Amor
EBITDA

-------------------------------------------

Plan Income Statement Information
---------------------------------
Revenue
Operating Exp
Pretax
Other Income/Exp
Taxes
Net
Depr/Amor
EBITDA

-------------------------------------------

Current Balance Sheet Information
---------------------------------
Cash & Cash Equivalents
Current Assets
Current Liabs
Quick Ratio
Shareholders Equity
Intangibles
Tangible Net Worth

-------------------------------------------
ICG Cost Basis

Other Large Shareholders

Bankers (Lending)

                                                                   Exhibit 8.3.5

                                 EXHIBIT 8.3.5

                                    FORM OF

                       QUARTERLY COMPLIANCE CERTIFICATE

                         _______________, [2000/2001]

PNC BANK, NATIONAL ASSOCIATION
  as Administrative Agent for the Banks Party to the Amended and Restated Credit Agreement Referred to Below
249 Fifth Avenue
Pittsburgh, PA  15222-2707

Ladies and Gentlemen:

     I refer to the Amended and Restated Credit Agreement, dated as of March 28, 2000 (as amended, supplemented, restated or modified from time to time, the "Credit Agreement"), among INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), ICG HOLDINGS, INC., a Delaware corporation ("ICG Holdings"; ICG and ICG Holdings being referred to herein individually as a "Borrower" and collectively as the "Borrowers"), the Banks party thereto, the Guarantors party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks, and the Agents under the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings and all references to section numbers are to the Credit Agreement. All calculations herein are performed according to the conditions set forth in
Section 1.3 of the Credit Agreement.

     I, _________________________, [President/Chief Executive Officer/Chief Financial Officer Treasurer/Assistant Treasurer/Vice President, Finance] of the Administrative Borrower, do hereby certify on behalf of the Borrower as of the fiscal [quarter/year] ended _________, [2000/2001] (the "Report Date"), as follows:

1.   Minimum Liquidity (Section 8.2.16).

     As of the Report Date, (A) the Borrowers' Cash, Cash Equivalents and Borrowing Base Availability are $__________, which is not less than (B) the minimum permitted level of Cash, Cash Equivalents and Borrowing Base Availability which is $__________, such amounts computed as follows:

     (A)  Cash as of the Report Date:                            $___________

     (B)  Cash Equivalents as of the Report Date:                $___________

     (C)  Borrowing Base Availability as of the Report Date:     $___________
          [See Item C(1) from Borrowing Base Certificate]

2.     Maximum Leverage Ratio (Section 8.2.17).

       The ratio of (A) consolidated total indebtedness on the Report Date to
       (B) Consolidated Tangible Net Worth for the four quarters ending on the Report Date is _____ to 1.0, calculated as set forth below, which does not exceed .50 to 1.0.

       (A)    Consolidated Total Indebtedness for the Borrowers and their
              -------------------------------
              respective Subsidiaries as of the Report Date, without duplication, is computed as follows:

              (i)    Loans under the Credit Agreement                 $_________

              (ii)   Borrowed money and amounts raised under or       $_________
                     liabilities in respect of any note purchase or acceptance credit facility, excluding convertible subordinated notes due 2004

              (iii)  Reimbursement obligations under any letter       $_________
                     of credit

              (iv)   Any other transaction (including forward         $_________
                     sale or purchase agreements, Capitalized
                     Leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (not including trade payables and accrued expenses incurred in the ordinary course not more than 30 days past due)

              (v)    Any Guaranty of Indebtedness for borrowed money  $_________

              (vi)   Any other indebtedness evidenced by a note,      $_________
                     bond, debenture or similar instrument that is accounted for as debt on the balance sheet in accordance with GAAP

              (vii)  All liabilities secured by any Lien on any       $_________
                     property and all other obligations,
                     indebtedness or liabilities defined as
                     "Indebtedness" in the Credit Agreement

              (viii) Sum of Items (i) through (vii) equals            $_________
                     consolidated total indebtedness of the Borrowers and their respective Subsidiaries on the Report
                     Date, excluding the convertible subordinated notes due 2004

       (B)    Consolidated Tangible Net Worth for the Borrowers       $_________
              -------------------------------
              and their respective Subsidiaries as of the Report
              Date is computed as follows, in each case determined on a consolidated basis in accordance with GAAP:

       (i)    total stockholders' equity for the Borrowers and        $_________
              their respective Subsidiaries, including convertible subordinated notes due 2004

       (ii)   minority interest in net assets of each of the          $_________
              Borrower's Subsidiaries $

       (iii)  intangible assets for the Borrowers and their           $_________
              respective Subsidiaries

       (iv)   Sum of (x) Items (i) and (ii) minus (y) Item (iii)      $_________
              equals Consolidated Tangible Net Worth as of the Report Date

3.     Acquisitions (Section 8.1.15).

       At no time did any Loan Party make Acquisitions in any other Persons, whether as further Acquisitions in a Person in which an Acquisition has previously been made or as a new Acquisition in a new Person, which was not disclosed in a notice delivered in accordance with Section 8.1.15 of the Credit Agreement.

4.     Events of Default or Potential Default.

       The Loan Parties are in compliance with all of the covenants under the Credit Agreement and no event exists and is continuing which constitutes an Event of Default or Potential Default. 5. Representations and Warranties.

5.     Representations and Warranties

       The representations and warranties contained in Article VI of the Credit Agreement are true, in all material respects, on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein).

       IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _______________, [2000/2001].

                                     INTERNET CAPITAL GROUP, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------